UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

IPSCO Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
Common Shares of IPSCO Inc. (“IPSCO common shares”)
	(2)	Aggregate number of securities to which transaction applies:

47,226,892 IPSCO common shares (which includes 163,884 restricted IPSCO common shares)
Options to purchase 123,625 IPSCO common shares
261,996 performance units relating to IPSCO common shares (representing the opportunity to earn up to 389,289.5 IPSCO common shares)
5,597.07 deferred share equivalents relating to IPSCO common shares
114,356.485 deferred share units relating to IPSCO common shares

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

The filing fee was determined based upon the sum of (A) the product of 47,226,892 IPSCO common shares multiplied by the arrangement consideration of $160.00 per share, plus (B) $17,264,215.39 expected to be paid upon cancellation of outstanding options, plus (C) $62,732,737.11 expected to be paid upon cancellation of outstanding performance units, plus (D) the product of 5,597.07 deferred share equivalents relating to IPSCO common shares multiplied by the arrangement consideration of $160.00 per share, plus (E) the product of 114,356.485 deferred share units relating to IPSCO common shares multiplied by the arrangement consideration of $160.00 per share. In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying 0.00003070 by the sum of the preceding sentence.

	(4)	Proposed maximum aggregate value of transaction:
$7,655,492,241.30
	(5)	Total fee paid:
$235,023.61

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Preliminary Copy

[•], 2007

Dear Shareholder:

You are cordially invited to attend a special meeting of the shareholders of IPSCO Inc., which we refer to as “IPSCO,” “we,” “us” or “our”, which will be held at [•] located at [•] on [•], 2007, beginning at [•], [•] time.

At the special meeting, we will ask you to consider and approve a statutory arrangement pursuant to section 192 of the Canada Business Corporations Act, whereby SSAB Canada Inc., which we refer to as “Acquisition Sub”, a subsidiary of SSAB Svenskt Stål AB, which we refer to as “SSAB”, will acquire all of the outstanding common shares of IPSCO for US$160.00 per share. If the arrangement is completed, we will become a subsidiary of SSAB and you will receive US$160.00 in cash, less applicable withholdings, for each common share that you own, and you will cease to have an ownership interest in the continuing business of IPSCO. A copy of the arrangement agreement is attached as Annex B to the proxy statement/management information circular accompanying this letter. You are encouraged to read it in its entirety.

After careful consideration, our board of directors has approved the arrangement agreement and determined that the arrangement is fair to our shareholders and is in our best interests. OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE SPECIAL RESOLUTION APPROVING THE ARRANGEMENT.

Your Vote is Very Important. To be effective, the arrangement must be approved by a special resolution passed by at least 66 2/3% of the votes cast at the special meeting. The arrangement agreement is also subject to certain usual and customary conditions, including the approval of the Ontario Superior Court of Justice. Each holder of record of our common shares will be entitled to one vote per common share at the special meeting on the proposal to approve the arrangement resolution.

The accompanying notice of special meeting of shareholders and proxy statement/management information circular provides you with information about the arrangement and the special meeting. Please read this information carefully, and if you require assistance, consult your tax, financial, legal or other professional advisor.

Whether or not you plan to attend the special meeting in person, please complete, sign, date and return promptly the enclosed proxy card so that your common shares can be voted at the special meeting in accordance with your instructions. You may also vote your shares by telephone or Internet in accordance with the instructions provided in the enclosed proxy card. We also encourage you to complete, sign, date and return the enclosed letter of transmittal so that if the arrangement is approved, payment for your common shares can be sent to you as soon as possible. If you hold common shares through a broker or other nominee, you should follow the procedures provided by your broker or nominee.

If you have any questions or need assistance voting your common shares, please call Georgeson Inc., our proxy solicitation agent, toll-free at (866) 834-6791.

On behalf of our board of directors, I thank you in advance for your cooperation and continued support.

Yours very truly,

Burton M. Joyce
Chairman of the Board

Neither the Securities and Exchange Commission nor any state securities regulatory agency nor any Canadian securities regulatory authority has approved or disapproved the arrangement, passed upon the merits or fairness of the arrangement or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

This proxy statement/management information circular is dated [•], 2007 and is first being mailed to shareholders on or about [•], 2007.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [•], 2007

TO THE SHAREHOLDERS OF IPSCO Inc.:

NOTICE IS HEREBY GIVEN   that a special meeting of shareholders of IPSCO Inc., which we refer to as “IPSCO,” “we,” “us,” or “our”, will be held at [•] located at [•] on [•], 2007, beginning at [•], [•] time, for the following purposes:

1.      to consider, pursuant to an interim order of the Ontario Superior Court of Justice dated [•], 2007, which we refer to as the “interim order”, and, if deemed advisable, to pass, with or without variation, a special resolution, which we refer to as the “arrangement resolution”, to approve an arrangement under section 192 of the Canada Business Corporations Act involving IPSCO, its shareholders and other securityholders, SSAB Svenskt Stål AB, which we refer to as “SSAB”, and SSAB Canada Inc., which we refer to as “Acquisition Sub”, a subsidiary of SSAB, involving, among other things, the acquisition by Acquisition Sub of all of the outstanding common shares of IPSCO for US$160.00 in cash for each common share, all as more particularly described in the accompanying proxy statement/management information circular of IPSCO, which we refer to as the “proxy statement/circular”;

2.      to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to pass on the arrangement resolution; and

3.      to transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

Only shareholders of record as of the close of business on [•], 2007 will be entitled to notice of, and to vote at, the special meeting and any adjournment or postponement of the special meeting.

The arrangement and the arrangement resolution are described in this proxy statement/circular and the full text of the arrangement resolution is set out in Annex A to the proxy statement/circular. The proxy statement/circular, a form of proxy and a letter of transmittal accompany this notice of special meeting of shareholders.

Registered shareholders of IPSCO unable to attend the special meeting in person are requested to complete, date, sign and return the accompanying form of proxy in the envelope provided for that purpose. To be used at the special meeting, proxies must be received by our registrar and transfer agent, Computershare Trust Company of Canada, Proxy Department, 9th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1 before [•] on [•], 2007 or, in the case of any adjournment or postponement of the special meeting, no later than [•] on the business day immediately preceding the date that any adjourned or postponed special meeting is reconvened. Information with respect to voting by non-registered beneficial shareholders of IPSCO is included in the proxy statement/circular and non-registered beneficial shareholders should seek instructions on how to complete their form of proxy and vote their common shares from their broker, trustee, financial institution or other nominee.

Your vote is important, regardless of the number of common shares you own. To be effective, the arrangement must be approved by a special resolution passed by at least 66 2/3% of the votes cast at the special meeting. Even if you plan to attend the special meeting in person, we request that you complete, sign, date and return the enclosed proxy and thus ensure that your common shares will be represented at the special meeting if you are unable to attend. If you sign, date and mail your proxy card without indicating how you wish to vote, your vote will be counted as a vote “FOR” the approval of the arrangement and in accordance with the discretion of the persons named as proxies on any other matters properly brought before the special meeting for a vote.

Pursuant to the interim order, registered holders of common shares of IPSCO have a right to dissent in respect of the arrangement resolution and to be paid an amount equal to the fair value of their common shares. This right is described in the proxy statement/circular. See the section entitled “Dissenting Holders’ Rights” in the proxy statement/circular and Annex F to the proxy statement/circular. The dissent procedures require that a registered holder of common shares who wishes to dissent must send to IPSCO (1) at 1500—1874 Scarth Street, Regina, Saskatchewan S4P 4E9 or (2) by facsimile transmission to 630-810-4602 (Attention: Corporate Secretary) to be received no later than [•] on [•], 2007 (or [•] on the day which is one business day immediately preceding the date that any adjourned or postponed special meeting is reconvened), a written notice of objection to the arrangement resolution and must otherwise strictly comply with the dissent procedures described in this proxy statement/circular. Failure to comply strictly with these dissent procedures may result in the loss or unavailability of the right to dissent. Non-registered beneficial owners of common shares registered in the name of a broker, trustee, financial institution or other nominee who wish to dissent should be aware that only registered owners of common shares are entitled to dissent.

Leslie T. Lederer
Vice President, General Counsel and Corporate Secretary

[•], 2007

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MANAGEMENT INFORMATION CIRCULAR

This proxy statement/circular and accompanying forms are furnished in connection with the solicitation of proxies by and on behalf of our management for use at the special meeting and any adjournment or postponement thereof and for the purposes set forth in the accompanying notice of special meeting. Except where otherwise indicated, the information in this proxy statement/circular is given as of [•], 2007.

REFERENCES TO “dollars” AND “$” ARE TO U.S. DOLLARS AND REFERENCES TO “CDN$” ARE TO CANADIAN DOLLARS. ALL DOLLAR FIGURES CONTAINED IN THIS DOCUMENT ARE IN U.S. DOLLARS UNLESS OTHERWISE STATED.

SUMMARY

This summary highlights selected information from this proxy statement/circular and may not contain all of the information that is important to you. To understand the arrangement fully, and for a more complete description of the legal terms of the arrangement, you should carefully read this entire proxy statement/circular, the annexes attached to this proxy statement/circular and the documents to which we refer. The arrangement agreement, dated as of May 3, 2007, among SSAB, Acquisition Sub and IPSCO, is attached as Annex B to this proxy statement/circular. We have included page references in parentheses to direct you to the appropriate place in this proxy statement/circular for a more complete description of the topics presented in this summary.

The Parties to the Arrangement Agreement (Page 23)

IPSCO is a leading producer of energy tubulars and steel plate in North America with an annual steel making capacity of 4.3 million tons. IPSCO operates four steel mills, eleven pipe mills, and scrap processing centers and product finishing facilities in 25 geographic locations across the United States and Canada. IPSCO’s pipe mills produce a wide range of seamless and welded energy tubular products including oil & gas well casing, tubing, line pipe and large diameter transmission pipe. Additionally, IPSCO is a provider of premium connections for oil and gas drilling and production. IPSCO is a corporation incorporated under the laws of Canada, and its common shares are traded on the New York Stock Exchange, which we refer to as “NYSE”, and the Toronto Stock Exchange, which we refer to as “TSX”, under the symbol “IPS”. IPSCO’s executive offices are located at 650 Warrenville Road, Suite 500, Lisle, Illinois and its telephone number is (630) 810-4800.

SSAB, a Swedish corporation publicly traded on the Stockholm Stock Exchange, is a producer of high-strength steel sheet and steel plate. SSAB comprises four divisions: Division Sheet and Division Heavy Plate are the steel operations with steel shipments of 3.1 million metric tonnes in 2006, Plannja is a processing company in building products, and Tibnor is SSAB’s trading arm supplying a broad product range of steel and metals. As of December 31, 2006, SSAB had approximately 8,400 employees and had operations or offices in more than 40 countries. SSAB’s executive offices are located at Birger Jarlsgatan 58, 100 40 Stockholm, Sweden and its telephone number is (46) 8 45 45 700.

Acquisition Sub is a corporation incorporated under the laws of Canada and a wholly-owned subsidiary of  SSAB. Acquisition Sub was incorporated solely for the purpose of consummating the transaction contemplated by the arrangement agreement. It has not conducted any activities to date other than activities incidental to its incorporation and in connection with the transaction contemplated by the arrangement agreement. Acquisition Sub’s executive offices are located at c/o SSAB Svenskt Stål AB, Birger Jarlsgatan 58, 100 40 Stockholm, Sweden and its telephone number is (46) 8 45 45 700.

The Arrangement (Page 24)

You are being asked to vote to approve an arrangement resolution providing for, among other things, the acquisition of all of the outstanding common shares of IPSCO by Acquisition Sub in accordance with the arrangement agreement. Upon the terms, and subject to the conditions contained in the arrangement agreement, Acquisition Sub will become the owner of all the outstanding shares of IPSCO. As a result of the arrangement, our common shares will cease to be publicly traded and we will become an indirect subsidiary of SSAB.

Purchase Price (Page 59)

If the arrangement is completed, you will be entitled to receive $160.00 in cash, less applicable withholdings, for each common share, unless you have exercised your dissent rights with respect to the arrangement.

Special Meeting; Quorum; Arrangement Resolution Vote (Page 19)

Time, Place and Date

The special meeting will take place at [•] located at [•], on [•], 2007, at [•], [•] time.

Purpose

At the special meeting, you will be asked to consider and vote upon the adoption of the arrangement resolution, pursuant to which Acquisition Sub will acquire all of the outstanding common shares of IPSCO in accordance with the arrangement agreement.

Record Date and Quorum

You are entitled to vote at the special meeting if you owned our common shares at the close of business on [•], 2007, the record date for the special meeting. You will have one vote for each common share of IPSCO that you owned on the record date. As of the record date there were [•] common shares outstanding and entitled to vote. At least five persons holding or representing by proxy not less than 25% of the total number of our issued common shares entitled to vote at the special meeting must be present to constitute a quorum at the special meeting.

Vote Required

The approval of the arrangement resolution requires the affirmative vote of at least 66 2/3% of the votes cast on the arrangement resolution by the common shareholders, present in person or by proxy at the special meeting.

Common Share Ownership of Directors and Executive Officers

As of the record date, the directors and executive officers of IPSCO held less than 1% in the aggregate of the common shares entitled to vote at the special meeting. Each of our directors and executive officers has advised us that they plan to vote all of their shares in favor of the adoption of the arrangement resolution.

Voting and Proxies

Any shareholder of record entitled to vote at the special meeting may vote in person by appearing at the special meeting, or may submit a proxy by telephone, the Internet or by returning the enclosed proxy card by mail. If your common shares are held in “street name” by your broker, you should instruct your broker on how to vote your common shares using the instructions provided by your broker. If you do not sign and return your proxy card or vote in person at the special meeting, your common shares will not be voted at the special meeting nor will they be used for purposes of establishing a quorum. The persons named in the accompanying proxy will also have discretionary authority to vote on any adjournments or postponements of the special meeting.

Revocability of Proxy

Any shareholder of record who executes and returns a proxy card (or submits a proxy via telephone or the Internet) may revoke the proxy at any time before it is voted at the special meeting by depositing a written notice, signed by the shareholder or the shareholder’s attorney as authorized in writing or, if the shareholder is a corporation, by an officer or attorney of the corporation duly authorized. The shareholder must deliver this written notice either to our registered office at 1500—1874 Scarth Street, Regina, Saskatchewan S4P 4E9 no later than [•] on [•], 2007 or to the chair of the special meeting on the day of the special meeting or any adjournment thereof, prior to the start of the special meeting. A shareholder may also revoke its proxy by attending the special meeting and voting its shares in person or in any other manner permitted by law.

Effect on Options and Other Awards (Page 60)

Options.   Pursuant to the plan of arrangement, each outstanding option shall be deemed to be vested and shall be transferred to IPSCO and cancelled in exchange for a cash payment, less applicable withholdings, equal to the excess, if any, of (i) the product of the number of common shares issuable upon the exercise of such option and $160.00, less (ii) the aggregate exercise price (with any Canadian dollar denomination exercise price converted into U.S. dollars based on the Bank of Canada’s published rate of exchange of Canadian dollars for U.S. dollars at noon on the day prior to the effective date) payable under such option by the holder to acquire the common shares upon exercise of such option.

Performance Units.   Pursuant to the plan of arrangement, each outstanding performance unit for which the maximum number of common shares that could be earned under the applicable performance unit award at the end of the applicable performance period is equal to 100% of the performance units granted under that award shall be deemed to be vested and shall be transferred to IPSCO and cancelled in exchange for a cash payment, less applicable withholdings, equal to the sum of $160.00 plus a cash payment in an amount equal to the aggregate dividends per common share declared by IPSCO (as converted into U.S. dollars based on the Bank of Canada’s published rate of exchange of Canadian dollars for U.S. dollars at noon on the day prior to the effective date) between the commencement date of such award and the effective date of the arrangement.

Pursuant to the plan of arrangement, each outstanding performance unit for which the maximum number of common shares that could be earned under the applicable performance unit award at the end of the applicable performance period is equal to 200% of the performance units granted under that award shall be deemed to be vested and shall be transferred to IPSCO and cancelled in exchange for a cash payment, less applicable withholdings, equal to the sum of $320.00 plus a cash payment in an amount equal to two times the aggregate dividends per common share declared by IPSCO (as converted into U.S. dollars based on the Bank of Canada’s published rate of exchange of Canadian dollars for U.S. dollars at noon on the day prior to the effective date) between the commencement date of such award and the effective date of the arrangement.

Deferred Share Equivalents and Deferred Share Units.   Pursuant to the plan of arrangement, each outstanding deferred share equivalent and deferred share unit shall be transferred to IPSCO and cancelled in exchange for a cash payment in the amount of $160.00 per deferred share equivalent or deferred share unit, as applicable, less applicable withholdings.

Restricted Shares.   Pursuant to the plan of arrangement, each outstanding restricted share will unconditionally vest and all restrictions on the restricted shares will be deemed to have lapsed and terminated. Each such share will be transferred to Acquisition Sub in exchange for a cash payment in the amount of $160.00, less applicable withholdings.

Conditions to the Arrangement (Page 66)

Conditions to Each Party’s Obligations.   Each party’s obligation to complete the arrangement is subject to the satisfaction or waiver of the following conditions:

•       the approval and adoption of the arrangement resolution by our shareholders at the special meeting in accordance with the interim court order, which we refer to as the “interim order”;

•       the interim order and the final court order, which we refer to as the “final order”, shall each have been obtained on terms consistent with the arrangement agreement and in a form satisfactory to each of IPSCO and SSAB, acting reasonably, and shall not have been set aside or modified in a manner unacceptable to such parties, acting reasonably;

•       no applicable law shall prohibit the consummation of the arrangement or result in any judgment or assessment of damages, directly or indirectly, which, individually or in the aggregate, has or would reasonably be expected to have a material adverse effect with respect to IPSCO;

•       any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, which we refer to as the “HSR Act”, shall have expired or been terminated;

•       requisite approval under the Competition Act (Canada) shall have been obtained;

•      requisite approval under the Investment Canada Act shall have been obtained; and

•       all approvals, consents, registrations, permits, authorizations and other confirmations required to be obtained from any governmental authority or other third party that are necessary, proper or advisable to consummate the arrangement and the failure of which to obtain, individually or in the aggregate, would be reasonably expected to have a material adverse effect with respect to IPSCO, shall have been obtained.

Conditions to SSAB’s and Acquisition Sub’s Obligations.   SSAB’s and Acquisition Sub’s obligations to complete the arrangement are subject to the satisfaction or waiver of the following conditions:

•       IPSCO shall have performed in all material respects all of its obligations under the arrangement agreement to be performed by IPSCO at or prior to the effective time of the arrangement, which is further defined below and which we refer to as the “effective time”;

•       subject to certain materiality thresholds, the representations and warranties of IPSCO set forth in the arrangement agreement must be true and correct as of the date of the arrangement agreement and as of the effective time as though made on and as of the effective time (except that representations and warranties that by their terms speak specifically as of the date of the arrangement agreement or another date must be true and correct as of such date); and

•       there shall not have occurred or been discovered any change, event, circumstance or development that has had, or would be reasonably expected to have, individually or in the aggregate, a material adverse effect with respect to IPSCO.

Conditions to IPSCO’s Obligations.   Our obligation to effect the arrangement is subject to the satisfaction or waiver of the following conditions:

•       each of SSAB and Acquisition Sub shall have performed in all material respects all of their obligations under the arrangement agreement required to be performed by them at or prior to the effective time;

•       the representations and warranties of SSAB and Acquisition Sub contained in the arrangement agreement shall be true in all material respects at and as of the effective time as if made at and as of such time (except that representations and warranties that by their terms speak specifically as of the date of the arrangement agreement or another date shall be true and correct as of such date); and

•       Acquisition Sub shall have deposited with the depositary under the arrangement agreement, which we refer to as the “depositary”, in escrow at or prior to the time of filing of the articles of arrangement the funds required to effect payment in full for all of the securities to be acquired pursuant to the arrangement and the depositary shall have confirmed to us the receipt of these funds.

Effective Date and Effective Time of the Arrangement (Page 59)

The arrangement agreement provides that the effective date is the date shown on the certificate of arrangement issued by the Director, which we refer to as the “Director”, appointed pursuant to the Canada Business Corporations Act, which we refer to as the “CBCA”. The effective time means 12:01 a.m. (Toronto time) on the effective date. The articles of arrangement are required by the CBCA to be filed with the Director after the final order is made in order for the arrangement to become effective.

Termination of the Arrangement Agreement (Page 69)

The arrangement agreement may be terminated at any time prior to the effective time, whether before or after shareholder approval has been obtained:

•                    by mutual written consent of IPSCO and SSAB; or

•                     by either IPSCO or SSAB, if:

•       the arrangement is not completed on or before February 1, 2008, which we refer to as the “end date”; provided, that if on such date the conditions to the consummation of the arrangement relating to the expiration of the HSR Act waiting period, approval under the Competition Act (Canada) or approval under the Investment Canada Act have not been satisfied but all other conditions to the consummation of the arrangement have been satisfied (or in the case of conditions that by their terms are to be satisfied at the time of consummation of the arrangement, shall be capable of being satisfied on February 1, 2008), then, on either IPSCO’s or SSAB’s election, the end date shall be extended to and including April 20, 2008, so long as the failure of the arrangement to be completed by such date is not the result of, or caused by, the failure of the terminating party to comply with the terms of the arrangement agreement;

•       there shall be any applicable law that makes consummation of the arrangement illegal or otherwise prohibits or enjoins IPSCO or SSAB from consummating the arrangement and such enjoinment is final and nonappealable; or

•       the arrangement resolution fails to receive the requisite vote for approval at the special meeting or at any adjournment or postponement thereof in accordance with the interim order.

•                     by SSAB, if:

•       the IPSCO board of directors fails to make, withdraws or modifies in a manner adverse to SSAB, its recommendation that IPSCO’s shareholders approve the arrangement, or recommends a third party acquisition proposal, or publicly proposes to do the same;

•       IPSCO breaches or fails to perform any of its representations, warranties, covenants or agreements under the arrangement agreement in a manner that would give rise to the failure of certain conditions to closing and IPSCO is incapable of curing such breach by the end date; provided that neither SSAB nor Acquisition Sub is then in breach of the arrangement agreement so as to cause certain conditions to closing to not be satisfied; or

•       IPSCO willfully and materially breaches certain of its obligations with respect to the non-solicitation of acquisition proposals from third parties in any respect adverse to SSAB or Acquisition Sub.

•                     by IPSCO, if:

•       such termination is effected prior to approval of the arrangement resolution in order to enter into an agreement with respect to a superior proposal, but only to the extent IPSCO concurrently with such termination pays to SSAB the termination fee required under the arrangement agreement; or

•       SSAB or Acquisition Sub has breached any of its representations, warranties, covenants or agreements under the arrangement agreement in a manner that would give rise to the failure of certain conditions to closing and SSAB or Acquisition Sub is incapable of curing such breach by the end date; provided that IPSCO is not in breach of the arrangement agreement so as to cause certain conditions to closing to not be satisfied.

Termination Fee (Page 70)

The arrangement agreement provides that IPSCO will be required to pay SSAB a termination fee equal to 3.0% of the aggregate consideration payable by SSAB for the common shares pursuant to the arrangement agreement upon termination of the arrangement agreement in the following circumstances:

•       SSAB terminates the arrangement agreement because our board of directors fails to make, withdraws or modifies in a manner adverse to SSAB, its recommendation that IPSCO’s shareholders approve the arrangement resolution, or recommends a third party acquisition proposal, or publicly proposes to do the same;

•       SSAB terminates the arrangement agreement because IPSCO willfully and materially breaches certain of its obligations with respect to the non-solicitation of acquisition proposals from third parties in any respect adverse to SSAB or Acquisition Sub; or

•       IPSCO terminates the arrangement agreement prior to the special meeting to enter into an agreement with respect to a superior proposal.

IPSCO will also be required to pay SSAB the termination fee if either SSAB or IPSCO terminates the arrangement agreement as a result of the end date being reached or because IPSCO’s shareholders do not approve the arrangement resolution and (i) a bona fide third party acquisition proposal was publicly made prior to the termination and (ii) IPSCO consummates any alternative transaction pursuant to an agreement entered into within 12 months of termination.

Expense Reimbursement (Page 71)

If the arrangement agreement is terminated because the arrangement resolution fails to receive the requisite vote for approval at the special meeting (including any adjournment or postponement thereof) in accordance with the interim order, we are required to pay a reimbursement amount equal to the aggregate of all reasonable out of pocket fees and expenses incurred by SSAB, Acquisition Sub and their respective affiliates in connection with the arrangement and any transactions contemplated thereby (including reasonable legal fees and expenses) up to a maximum of $10 million.

Restrictions on Solicitations of Other Offers (Page 67)

Commencing on the date of the arrangement agreement, we have agreed not to:

•       solicit, initiate or take any action to facilitate or encourage the submission of any offer, proposal or inquiry from any third party relating to an acquisition proposal;

•       enter into or participate in any discussions or negotiations with, furnish any information relating to us or any of our subsidiaries or afford access to our business, properties, assets, books or records of us or any of our subsidiaries or to otherwise cooperate in any way with any offer, proposal or inquiry from any third party relating to an acquisition proposal;

•       fail to make, or withdraw or modify in a manner adverse to SSAB, the board of directors’ recommendation that shareholders approve the arrangement resolution or recommend an acquisition proposal; or

•       enter into any agreement in principle, letter of intent, term sheet or other similar instrument relating to an acquisition proposal.

Notwithstanding these restrictions, at any time prior to the approval of the arrangement resolution by our shareholders, we are permitted to engage in discussions or negotiations with, or provide information with respect to IPSCO to, and otherwise cooperate with or assist any third party to the extent that we have received an acquisition proposal from such third party and our board of directors determines in good faith, after consultation with its financial advisors and outside counsel, that:

•       the acquisition proposal constitutes or could reasonably be expected to result in a superior proposal; and

•       the failure to take such action could reasonably be expected to be inconsistent with its fiduciary duties under applicable law.

In addition, IPSCO may terminate the arrangement agreement and enter into a definitive agreement with respect to a superior proposal if we receive an acquisition proposal that our board of directors concludes in good faith, after consultation with its financial advisors, constitutes a superior proposal, after giving effect to any adjustments to the terms of the arrangement agreement offered by SSAB, and determines in good faith, after consultation with outside counsel, that the failure to take such action could be inconsistent with its fiduciary duties under applicable law.

Recommendation of Our Board of Directors (Page 19)

After due discussion and due consideration, including consultation with financial and legal advisors and with senior management, our board of directors determined that the arrangement and the arrangement agreement are fair to the shareholders of IPSCO and in the best interests of IPSCO. Accordingly, our board of directors unanimously recommends that you vote “FOR” the arrangement resolution to approve and adopt the arrangement. For a discussion of the material factors considered by our board of directors in reaching its conclusions, see “The Arrangement—Reasons for the Arrangement” beginning on page 30.

Opinion of Goldman Sachs (Page 33 and Annex D)

On May 3, 2007, Goldman, Sachs & Co., which we refer to as “Goldman Sachs”, rendered its oral opinion to our board of directors (which was subsequently confirmed in writing by delivery of Goldman Sachs’ written opinion dated the same date), to the effect that, as of the date of the opinion and based upon and subject to the matters stated in the opinion, the consideration to be received by our shareholders in the arrangement is fair, from a financial point of view, to our shareholders. The full text of the written opinion of Goldman Sachs, setting forth the assumptions made, procedures followed, matters considered and qualifications and limitations of the review undertaken in connection with its opinion, is attached as Annex D to this proxy statement/circular and is incorporated by reference in this proxy statement/circular. You should read the opinion of Goldman Sachs carefully and in its entirety.

Opinion of RBC Capital Markets (Page 41 and Annex E)

On May 3, 2007, RBC Dominion Securities Inc., which we refer to as “RBC Capital Markets”, rendered its oral opinion to our board of directors (which was subsequently confirmed in writing by delivery of RBC Capital Markets’ written opinion dated the same date) to the effect that, as of May 3, 2007, the consideration to be received by our shareholders under the arrangement was fair, from a financial point of view, to our shareholders. RBC Capital Markets’ opinion was addressed to our board of directors for its use in connection with its evaluation of the arrangement. RBC Capital Markets’ opinion only addresses the fairness from a financial point of view of the consideration to be received by our shareholders under the arrangement and not any other aspect or implication of the arrangement. The summary of RBC Capital Markets’ opinion in this proxy statement/circular is qualified in its entirety by reference to the full text of the written opinion which is included as Annex E to this proxy statement/circular and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by RBC Capital Markets in preparing its opinion. However, neither RBC Capital Markets’ opinion nor the summary of its opinion set forth in this proxy statement/circular are intended to be, and do not constitute, advice or a recommendation to you as to how you should vote or act on any matter relating to the arrangement.

Material Tax Consequences of the Arrangement (Page 53)

The following are brief summaries of U.S. and Canadian federal income tax consequences only. Shareholders should read carefully the information in this proxy statement/circular under the heading “Material Tax Consequences of the Arrangement,” which qualifies the summaries set forth below. Shareholders are urged to consult their own tax advisors to determine the particular tax consequences to them of the arrangement.

U.S. Federal Income Tax Consequences

For U.S. federal income tax purposes, the arrangement will be treated as a sale of our common shares by each of our shareholders. As a result, in general, each U.S. shareholder will recognize gain or loss equal to the difference, if any, between the amount of cash received from the arrangement and such U.S. shareholder’s adjusted tax basis in the shares surrendered. Such gain or loss will be capital gain or loss if the common shares surrendered are held as a capital asset in the hands of such U.S. shareholder, and will be long-term capital gain or loss if the common shares have been held for more than one year at the time of the consummation of the arrangement.

Canadian Federal Income Tax Consequences

For Canadian federal income tax purposes, generally, a Canadian resident holder who holds common shares as capital property will realize a capital gain (or capital loss) equal to the amount by which the cash received by such holder, net of any reasonable costs of disposition, exceeds (or is less than) the adjusted cost base to the holder of such common shares. Generally, a non-resident holder whose common shares do not constitute “taxable Canadian property” for purposes of the Income Tax Act (Canada) and the regulations thereunder, which we refer to as the “Tax Act”, will not be subject to tax under the Tax Act on any gain realized on the disposition of such common shares under the arrangement.

Interests of Our Directors and Executive Officers in the Arrangement (Page 48)

Our directors and executive officers may have interests in the arrangement that are different from, or in addition to, yours, including the following:

•       our directors and executive officers will receive cash consideration for each option equal to the excess, if any, of (i) the product of the number of common shares issuable upon the exercise of such option and $160.00, less (ii) the aggregate exercise price (with any Canadian dollar denomination exercise price converted into U.S. dollars based on the Bank of Canada’s published rate of exchange of Canadian dollars for U.S. dollars at noon on the day prior to the effective date) payable under such option by the holder to acquire the common shares upon exercise of such option, less applicable withholdings;

•       our executive officers will receive for each outstanding performance unit for which the maximum number of common shares that could be earned under the applicable performance unit award at the end of the applicable performance period is equal to 100% of the performance units granted under that award cash consideration, less applicable withholdings, in an amount equal to the sum of $160.00 plus a cash payment in an amount equal to the aggregate dividends per common share declared by IPSCO (as converted into U.S. dollars based on the Bank of Canada’s published rate of exchange of Canadian dollars for U.S. dollars at noon on the day prior to the effective date) between the commencement date of such award and the effective date of the arrangement;

•       our executive officers will receive for each outstanding performance unit for which the maximum number of common shares that could be earned under the applicable performance unit award at the end of the applicable performance period is equal to 200% of the performance units granted under that award cash consideration, less applicable withholdings, in an amount equal to the sum of $320.00 plus a cash payment in an amount equal to two times the aggregate dividends per common share declared by IPSCO (as converted into U.S. dollars based on the Bank of Canada’s published rate of exchange of Canadian dollars for U.S. dollars at noon on the day prior to the effective date) between the commencement date of such award and the effective date of the arrangement;

•       our executive officers will receive cash consideration in an amount equal to $160.00 per deferred share equivalent, less applicable withholdings;

•       our directors will receive cash consideration for their deferred share units in an amount equal to $160.00 per unit, less applicable withholdings;

•       our executive officers will receive cash consideration for their restricted shares in an amount equal to $160.00 per share, less applicable withholdings;

•       our executive officers are parties to change in control agreements that provide certain severance payments and other benefits if, during a specific time period following the arrangement, their employment is terminated;

•       our employees (including our executive officers) who remain with us, SSAB or any of our or their subsidiaries following the arrangement will be entitled for a period of 12 months after the arrangement to compensation not less than and benefits that in the aggregate are substantially similar in the aggregate to the compensation and benefits provided to them immediately prior to the effective time; and

•       the arrangement agreement provides for indemnification and liability insurance arrangements for each of our current and former directors and officers.

Our board of directors was aware of these interests and considered them, among other matters, in making its decisions.

Dissenting Holders’ Rights (Page 53)

Pursuant to section 190 of the CBCA, as modified by the plan of arrangement and the interim order, our registered shareholders have the right to dissent from the arrangement resolution and to receive a cash payment for the fair value of their common shares determined as of the day prior to approval of the arrangement resolution. The determined fair value under section 190 of the CBCA could be greater than, equal to or less than the $160.00 in cash per common share that our shareholders are entitled to receive under the arrangement. Shareholders who wish to exercise their dissenting holders’ rights must not vote in favor of the approval of the arrangement resolution and must strictly comply with all of the procedures required by the CBCA, as modified by the plan of arrangement and the interim order.

Financing Arrangements (Page 57)

SSAB estimates the total amount of funds necessary to be paid to our shareholders and holders of our other equity-based interests to complete the arrangement is approximately $7.66 billion. Additional funds will be required to pay fees and expenses in connection with the arrangement, the financing arrangements and the related transactions. Additional funds may be required to refinance our existing indebtedness that may be required to be repaid, or that SSAB may elect to repay in connection with the arrangement. These payments are expected to be funded by SSAB using available cash and debt financing.

On May 18, 2007, SSAB entered into a facility agreement with Citibank, N.A., London Branch, Svenska Handelsbanken AB (publ) and The Royal Bank of Scotland plc, as original lenders and which we refer to as “debt commitment parties”, and Citibank Global Markets Limited, Handelsbanken Capital Markets, Svenska Handelsbanken AB (publ) and The Royal Bank of Scotland plc, as mandated lead arrangers. Under the facility agreement, SSAB may borrow up to $7.55 billion in senior term loans for the purpose of making the payments to our shareholders and holders of our other equity-based interests necessary to complete the arrangement, paying fees and expenses in connection with the arrangement, the financing arrangements and the related transactions and $1.25 billion of revolving loans which can be used to refinance our existing indebtedness which may be required to be repaid or which SSAB may elect to repay in connection with the arrangement, subject to the terms and conditions of the facility agreement. In addition, as of April 30, 2007, SSAB had approximately $148 million of available cash that it may use to fund any portion of the payments to our shareholders and holders of our other equity-based interests necessary to complete the arrangement, to pay fees and expenses in connection with the arrangement, the financing arrangements and the related transactions, and to refinance our existing indebtedness.

Regulatory Approvals (Page 57)

We and SSAB will not complete the arrangement unless we receive the regulatory approvals specified in the arrangement agreement as conditions to closing of the arrangement and/or until the expiration of all applicable waiting periods, namely antitrust approvals under the Competition Act (Canada), the HSR Act, as well as approval under the Investment Canada Act.

Market Price of Common Shares (Page 79)

The closing sale price of our common shares on the NYSE on May 2, 2007 was $148.55. The $160.00 per share in cash to be paid as consideration for the arrangement represents a 7.7% premium to the closing price of our common shares on May 2, 2007, a 22.2% premium to the closing price of our common shares on April 11, 2007, the day before we announced that we were in discussions with potential buyers, a 32.4% premium to the average closing price of our common shares for the three-month period ending on May 2, 2007, and a 48.0% premium to the average closing price of our common shares for the six-month period ending on May 2, 2007.

Questions and Answers About the Arrangement and the Special Meeting

This proxy statement/circular is provided in connection with the solicitation of proxies by our management for use at the special meeting. In this proxy statement/circular, “you” and “your” refer to the shareholders of IPSCO.

The following are some questions regarding the special meeting and the proposed arrangement that you may have and answers to those questions. These questions and answers are not meant to be a substitute for the information contained in the remainder of this proxy statement/circular. We urge you to read this entire proxy statement/circular, its annexes and the documents referred to or incorporated by reference in this proxy statement/circular before making any decision.

We anticipate that this proxy statement/circular and the accompanying proxy card will first be mailed to our shareholders on or about [•], 2007.

Q:             Why am I receiving this proxy statement/circular?

A:             You are receiving this proxy statement/circular and the accompanying proxy card and letter of transmittal from IPSCO because you are a record holder of common shares on [•], 2007. This proxy statement/circular is furnished in connection with the solicitation of shareholder proxies by our management for use at the special meeting. This proxy statement/circular describes issues on which we would like you, as a shareholder, to vote. It also gives you information on these issues so that you can make an informed decision.

Q:             Who is soliciting my proxy?

A:             This proxy is being solicited by the management of IPSCO.

Q:             How will my proxy be solicited?

A:             The solicitation of proxies will be made primarily by mail, but may also be made by Internet, by telephone or in person. The cost of soliciting proxies will be borne by IPSCO. Georgeson Inc. has been retained by IPSCO in Canada and the United States to assist in the solicitation of proxies from shareholders. For these services, Georgeson is expected to receive from IPSCO fees of approximately $20,000 plus reimbursement of reasonable out-of-pocket expenses. In addition, employees of IPSCO may solicit proxies without compensation. Computershare Trust Company of Canada, which we refer to as “Computershare”, our registrar and transfer agent, is responsible for the tabulation of proxies.

Q:             What am I voting on?

A:             You are being asked to vote to approve the arrangement resolution and thereby approve the arrangement, which, among other things, will result in the acquisition of all of the outstanding common shares of IPSCO by Acquisition Sub. Once the arrangement resolution has been approved and adopted by our shareholders, the other conditions to closing of the arrangement agreement have been satisfied or waived (where permitted) and the necessary court order approving the arrangement has been obtained, Acquisition Sub will acquire IPSCO. IPSCO will become an indirect subsidiary of SSAB. In addition, you are being asked to consider and vote on the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to pass the arrangement resolution and the transaction of any other business that may properly come before the special meeting.

Q:             What will I receive in exchange for my common shares?

A:             Following the completion of the arrangement, if you hold common shares, you will receive $160.00 in cash, less applicable withholdings, for each common share that you own. You will not own shares in IPSCO following the completion of the arrangement.

Q:             What will happen to my common shares after the completion of the arrangement?

A:             Upon completion of the arrangement, your common shares will be transferred to Acquisition Sub and you will only be entitled to receive your portion of the arrangement consideration of $160.00 per common share, or the fair value of your common shares if you seek dissenting holders’ rights. In addition, trading in common shares on the NYSE and TSX will cease and price quotations for common shares will no longer be available.

Q:             How will I get paid?

A:             If you are a registered shareholder, once you surrender to Computershare, the depositary, for cancellation the certificate(s), which immediately prior to the closing of the arrangement represented one or more common shares, together with the letter of transmittal and such additional documents as the depositary may reasonably require, you shall be entitled to receive, and the depositary shall deliver to you as soon as practicable after the effective time, a check representing the cash which you have the right to receive under the arrangement, less any amounts withheld. If you are a non-registered shareholder, you should carefully follow the instructions from the broker, investment dealer, bank or other intermediary that holds common shares on your behalf in order to submit your common shares.

Q:             Am I entitled to receive notice of the special meeting and attend the special meeting?

A:             Yes, if you are a shareholder of record as of the close of business on [•], 2007, which is the record date for the special meeting, you are entitled to receive notice of the special meeting and attend the special meeting. All such shareholders are entitled to receive notice of, attend and be heard at the special meeting.

Q:             Where and when is the special meeting?

A:             The special meeting will take place at [•] located at [•], on [•], 2007, at [•], [•] time.

Q:             Am I entitled to vote?

A:             Yes, if you are a shareholder as of the close of business on [•], 2007, you are entitled to one vote per common share on the arrangement resolution. On [•], 2007, there were [•] common shares outstanding. Your vote is important regardless of the number of common shares you own.

Q:             Are holders of options, performance units, deferred share equivalents and deferred share units able to vote at the special meeting?

A:             No. Only holders of common shares are eligible to vote at the special meeting.

Q:             What vote is required to approve the arrangement resolution?

A:             The arrangement resolution must be passed by at least 66 2/3% of the votes cast at the special meeting in person or by proxy and entitled to vote.

Q:             Who will count the votes?

A:             Representatives from Computershare, our transfer agent, will count the votes.

Q:             What is the quorum requirement?

A:             A quorum consists of the presence of at least five persons holding or representing by proxy not less than 25% of the total number of our issued common shares entitled to vote at the special meeting. A quorum is necessary to conduct business at the special meeting. You are part of the quorum if you have voted by proxy.

Q:             How does the IPSCO board of directors recommend that I vote?

A:             Our board of directors unanimously recommends that our shareholders vote “FOR” approval and adoption of the arrangement resolution. After due discussion and due consideration, our board of directors has determined that the arrangement is fair to our shareholders and in our best interests. In considering the recommendation of our board of directors with respect to the arrangement, you should be aware that, as a result of the arrangement, certain of IPSCO’s directors will receive payment for equity based interests in IPSCO that they hold in addition to common shares. You should read “The Arrangement—Reasons for the Arrangement” for a discussion of certain material factors that our board of directors considered in deciding to recommend the approval and adoption of the arrangement resolution.

Q:             How do I vote?

A:             If you are a registered shareholder (that is, if your common shares are registered in your name with Computershare), you can vote your common shares at the special meeting, by proxy, by telephone at (866) 732-8683 or on the Internet at www.computershare.com/proxy. More information regarding telephone and Internet voting is provided on the enclosed proxy card. Voting or transmitting voting authority by electronic means is generally recognized as a valid exercise of those rights in Canada.

Registered shareholders may also vote by mail. Simply complete, sign and date the enclosed proxy card. Use either the enclosed return envelope or the address provided in the instructions on the proxy card to return the proxy card.

If you are a non-registered shareholder (that is, if your common shares are held in the name of a broker, investment dealer, bank or other intermediary), your broker or other intermediary will provide you with separate instructions on how to vote your common shares. Many brokers or other intermediaries make telephone or Internet voting available, but the specific processes available will depend on your broker’s or other intermediary’s specific arrangements.

Q:             How may I vote?

A:             In respect of approval of the arrangement resolution, you may:

•      Vote “FOR” the approval of the arrangement resolution; or

•       Vote “AGAINST” the approval of the arrangement resolution.

If you sign, date and return your proxy but do not indicate how you want to vote, your proxy will be voted “FOR” the approval of the arrangement resolution and in accordance with the discretion of the persons named as proxies as to any other matters properly brought before the special meeting for a vote.

Q:             What happens when I sign and return the proxy?

A:             Signing the enclosed proxy card gives authority to the named proxyholder on the proxy card, or to another person you have appointed, to vote your common shares at the special meeting in accordance with the voting instructions you provide.

Q:             Can I appoint someone other than the named proxyholders to vote my common shares?

A:             Yes. Write the name of the person you wish to appoint, who need not be a shareholder, in the blank space provided on the proxy card. It is important to ensure that the person you appoint attends the special meeting and is aware that he or she has been appointed to vote your common shares. Proxyholders should, upon their arrival at the special meeting, present themselves to a representative of Computershare. Please note that if you choose to vote your common shares on the Internet or by telephone, only the persons selected by IPSCO and named on the proxy card may be appointed.

Q:             How will my common shares be voted if I return my proxy?

A:             The persons named in the proxy card will vote your common shares in accordance with your instructions. In the absence of such instructions, however, your common shares will be voted “FOR” the approval and adoption of the arrangement resolution and in accordance with the discretion of the persons named as proxies as to any other matters properly brought before the special meeting for a vote.

Q:             When should I return my proxy?

A:             You should return your proxy card as soon as possible so that your common shares will be voted at the special meeting.

Q:             If I change my mind, can I take back my proxy once I have given it?

A:             Yes. You may revoke your proxy by depositing a written notice, signed by you or your attorney as authorized in writing or, if you are a corporation, by an officer or attorney of the corporation duly authorized. You must deliver this written notice either to our registered office at 1500—1874 Scarth Street, Regina, Saskatchewan S4P 4E9 no later than [•] on [•], 2007 or to the chair of the special meeting on the day of the special meeting or any adjournment thereof, prior to the start of the special meeting. You may also revoke your proxy by attending the meeting and voting your shares in person or in any other manner permitted by law, including by signing another form of proxy bearing a later date and depositing it at the above-mentioned office of Computershare within the time stated above. Unless properly revoked, the shares represented by properly executed and returned proxies in favor of the persons designated in the enclosed form of proxy will be voted on any ballot that may be called for with respect to any matter referred to therein in accordance with the instructions made in the proxy.

Q:             How will my common shares be voted if I do not sign and return the proxy?

A:             If you are a registered shareholder and you do not sign and return your proxy card or vote in person at the special meeting, your common shares will not be voted at the special meeting nor will they be used for purposes of establishing quorum.

We encourage you to provide instructions to your broker or other nominee by returning your proxy. This action ensures that your common shares will be voted at the special meeting.

Q:             What is the difference between holding common shares as a shareholder of record and as a non-registered beneficial shareholder?

A:             Most of our shareholders hold their common shares through a broker, trustee or other nominee (such as a bank) rather than directly in their own name. As summarized below, there are some distinctions between common shares owned of record and those owned beneficially.

•       Shareholder of Record.   If your common shares are registered directly in your name with our transfer agent, Computershare, you are considered to be the shareholder of record with respect to those common shares and these proxy materials are being sent directly to you. As the shareholder of record, you have the right to grant your proxy directly to us or to vote in person at the special meeting. We have enclosed a proxy card for you to use.

•       Non-Registered Beneficial Shareholder.   If your common shares are held in a brokerage account, by a trustee or by another nominee (such as a bank), you are considered a non-registered shareholder, the beneficial owner of common shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the special meeting.

Since a non-registered shareholder is not the shareholder of record, you may not vote your common shares in person at the special meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your common shares, giving you the right to vote the common shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee to vote your common shares.

Q:             If I hold my shares as a non-registered beneficial shareholder, will my broker or other nominee vote my shares for me?

A:             Yes, but only if you provide specific instructions to your broker or other nominee on how to vote. If you are a non-registered beneficial shareholder and you do not follow the instructions provided by your broker or other nominee to vote your shares, your broker or other nominee will not vote your shares.

Q:             What if ownership of common shares has been transferred after [•], 2007?

A:             Only persons on the list of registered shareholders prepared by IPSCO as of [•], 2007 are entitled to vote at the special meeting.

Q:             What if I plan to attend the special meeting and vote in person?

A:             If you plan to attend the special meeting and vote your common shares in person at the special meeting, it is not necessary for you to complete or return the proxy card. Your vote will be taken and counted at the special meeting. However, we urge you to vote by proxy even if you plan to attend the special meeting to help us determine that enough votes will be present to establish a quorum.

Please register with our transfer agent, Computershare, upon your arrival at the special meeting. Non-registered shareholders wishing to attend the special meeting should obtain admission material from their broker or other nominee and have their broker or other nominee appoint them as proxyholder.

Q:             What does it mean if I get more than one proxy card or vote instruction card?

A:             If your common shares are registered differently or are in more than one account, you will receive more than one proxy card. Please complete and return all of the proxy cards or vote instruction cards you receive (or submit your proxies by telephone or the Internet, if available to you) to ensure that all of your common shares are voted.

Q:             Should I send in the letter of transmittal?

A:             If you are a registered shareholder, we encourage you to complete, sign, date and return the enclosed letter of transmittal together with share certificates representing your common shares so that, if the arrangement resolution is approved, payment for your common shares can be sent to you as soon as possible following the implementation of the arrangement. If you are a non-registered shareholder, you should carefully follow the instructions from the broker, investment dealer, bank or other intermediary that holds common shares on your behalf.

Q:             When will the arrangement be implemented?

A:             IPSCO, SSAB and Acquisition Sub will implement the arrangement when all of the conditions to closing of the arrangement have been satisfied or waived (where permitted). Because the arrangement is subject to a number of conditions, some of which are beyond IPSCO’s, SSAB’s, and Acquisition Sub’s control, the exact timing of the implementation of the arrangement cannot be predicted, although it is expected that the closing of the arrangement will occur during the third quarter of 2007.

Q:             Am I entitled to dissenting holders’ rights?

A:             Yes. Pursuant to the section 190 of the CBCA, as modified by the plan of arrangement and the interim order, shareholders have a right to dissent in respect of the arrangement. Registered shareholders who properly exercise their dissenting holders’ rights will be entitled to be paid the fair value of their common shares. This amount may be greater than, equal to or less than the $160.00 in cash per common share offered under the arrangement. If you wish to dissent, you must provide written notice to IPSCO at or before [•] ([•] time) on [•], 2007 (or on the day that is one business day immediately preceding any adjourned or postponed special meeting) in the manner described under the heading “Dissenting Holders’ Rights”. It is important that you comply strictly with this requirement, otherwise your dissenting holders’ right may not be recognized. You must also comply strictly with the other requirements of the dissent procedure. Only registered shareholders may exercise dissenting holders’ rights.

Q:             What are the tax consequences of the arrangement to me?

A:             If you are a U.S. shareholder, your receipt of the consideration under the arrangement in exchange for your common shares will be a taxable transaction for U.S. federal income tax purposes. If you are a Canadian resident shareholder, the disposition of your common shares to Acquisition Sub under the arrangement will be a disposition for Canadian federal income tax purposes. For a discussion of the material U.S. and Canadian federal income tax consequences of the arrangement, see “The Arrangement—Material Tax Consequences of the Arrangement”. Your tax consequences will depend on your particular situation. You should consult your own tax advisor for a full understanding of the applicable federal, provincial, territorial, state, local, foreign and other tax consequences to you resulting from the arrangement.

Q:             How can I obtain a separate set of voting materials?

A:             If you share an address with another shareholder, you may receive only one set of proxy materials, unless you have provided contrary instructions. However, each shareholder will receive his or her own proxy card. If you wish to receive a separate set of proxy materials, please call Georgeson toll-free at (866) 834-6791. You will be provided with a separate copy of the materials, free of charge, if you request them.

Q:             How can I contact the depositary?

A:             You can contact the depositary at:

Computershare Trust Company of Canada
Proxy Department, 9th Floor
100 University Avenue
Toronto, Ontario Canada M5J 2Y1,

Telephone:    (514) 982-7888

                       (800) 564-6253 (toll-free throughout Canada and the United States)

E-mail:                           corporateactions@computershare.com

Q:             Who can help answer my other questions?

A:             If you have additional questions about the special meeting or the arrangement, including the procedures for voting your common shares, or you would like additional copies, without charge, of this proxy statement/circular, you should contact our proxy solicitation agent, Georgeson at (866) 834-6791, toll-free. If your broker holds your common shares, you may also call your broker for additional information.

Q:             In addition to approval by shareholders, are there any other approvals required for the arrangement?

A:             The arrangement requires a final order approving the transaction. The notice of application for the final order is attached as Annex H to this proxy statement/circular. Prior to the mailing of this proxy statement/circular, we obtained the interim order authorizing and directing us to call, hold and conduct the meeting and to submit the arrangement resolution to shareholders for approval. A copy of the interim order is attached as Annex G to this proxy statement/circular. Subject to the approval of the arrangement resolution by the required vote of shareholders, the hearing in respect of the final order is expected to take place on [•], 2007. In determining whether to grant the final order, the Court will consider, among other things, whether the arrangement is procedurally and substantively fair and reasonable. See “Principal Legal Matters—Court Approval of the Arrangement and Completion of the Arrangement”. Certain other regulatory approvals are required as described in “Principal Legal Matters—Regulatory Matters” before the closing of the arrangement can occur.

Notice to Shareholders in the United States

IPSCO is a corporation incorporated under the laws of Canada. The solicitation of proxies and the transactions contemplated in this proxy statement/circular involve securities of a Canadian corporation and are being effected in accordance with Canadian corporate and Canadian and U.S. securities laws. Shareholders should be aware that requirements under Canadian laws may differ from requirements under U.S. corporate and securities laws.

Shareholders should be aware that the transaction contemplated in this proxy statement/circular may have tax consequences both in the United States and Canada. Such consequences for shareholders who are resident in, or citizens of, the United States or Canada may not be fully described herein. See “The Arrangement—Material Tax Consequences of the Arrangement”.

Please read the information in this proxy statement/circular carefully, and if you require assistance, consult your tax, financial, legal or other professional advisor.

Caution Regarding Forward-Looking Statements and Market Data

This proxy statement/circular, and the documents to which we refer to in this proxy statement/circular, contain forward-looking statements based on current expectations, estimates, forecasts and projections about the industry in which we operate, and beliefs and assumptions made by our management that are protected under applicable securities laws. Such statements include, in particular, statements concerning possible or our assumed future results of operations, the expected completion and timing of the transactions contemplated by the arrangement agreement and other information relating to the arrangement and the arrangement agreement. Words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate,” and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are based on beliefs and assumptions of our management, which in turn are based on currently available information. These statements are not guarantees of future performance and involve assumptions and risks and uncertainties that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed, implied or forecasted in such forward-looking statements. We do not intend, and we disclaim any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

You should read these forward-looking statements carefully as they involve known and unknown risks, uncertainties, assumptions and other factors over which we have no control which may cause the actual results, performance or achievements of IPSCO, including anticipated consequences of the arrangement, to be materially different from any results, performance or achievements express or implied by such forward looking statements. Those factors include, without limitation:

•       the occurrence of any event, change or other circumstance that could give rise to the termination of the arrangement agreement, including a termination under circumstances that could require us to pay a termination fee to SSAB equal to 3.0% of the aggregate consideration payable by SSAB for the common shares pursuant to the arrangement agreement and/or reimburse the reasonable out of pocket fees and expenses incurred by SSAB, Acquisition Sub and their respective affiliates in connection with the arrangement and any transactions contemplated thereby (including reasonable legal fees and expenses) up to a maximum of $10 million;

•       the risk that the arrangement may not be completed in a timely manner or at all, which may adversely affect our business and the price of our common shares;

•       the potential adverse effect on our business, properties and operations because of certain covenants we agreed to in the arrangement agreement;

•       increases in costs resulting from the expenses related to the proposed arrangement;

•       our inability to retain and, if necessary, attract key employees, particularly in light of the proposed arrangement;

•       risks related to diverting management’s attention from ongoing business operations;

•       the risk that we may be subject to litigation in connection with the proposed arrangement;

•       the failure to satisfy the conditions to consummate the arrangement, including the approval of the arrangement agreement by our shareholders and obtaining the requisite regulatory approvals;

•       the failure of SSAB to obtain the necessary debt financing under the facility agreement described in this proxy statement/circular;

•       the failure of the arrangement to close for any reason; and

•       the effect of the announcement of the arrangement agreement on our customer relationships, operating results and business generally, including the risk that we may be subject to litigation should those relationships deteriorate.

The above list of factors is not exhaustive. These and other factors are discussed in more detail under “Item 1A. Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2006. See “Additional Information” on page 84.

The Special Meeting

This proxy statement/circular is furnished in connection with the solicitation of proxies in connection with the special meeting.

Date, Time and Place

We will hold the special meeting at [•] located at [•] on [•], 2007, at [•], [•] time.

Purpose of the Special Meeting

At the special meeting, we will ask you to (1) consider, adopt and approve the arrangement resolution and thereby approve the arrangement agreement and the transactions contemplated thereby, (2) approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to pass on the arrangement resolution and (3) transact any other business that is properly brought before the special meeting. We are not aware of any additional business that may come before the special meeting.

Recommendation of IPSCO’s Board of Directors

Our board of directors unanimously (1) approved and adopted the arrangement agreement and (2) determined that the arrangement is fair to the IPSCO shareholders and is in our best interests. Accordingly, our board of directors unanimously recommends that you vote “FOR” the arrangement resolution.

Record Date; Shares Entitled to Vote; Quorum

Only holders of record of our common shares on the close of business on [•], 2007, the record date, are entitled to notice of and to vote at the special meeting. On the record date, [•] common shares were issued and outstanding and held by approximately [•] holders of record. Each holder of record of our common shares will be entitled to one vote per common share at the special meeting on the proposal to approve the arrangement resolution.

At least five persons holding or representing by proxy not less than 25% of the total number of our issued common shares entitled to vote at the special meeting must be present to constitute a quorum at the special meeting. If a quorum is not present at the special meeting, the holders of the common shares represented at the special meeting may adjourn the special meeting to solicit additional proxies. If a quorum is not present at the special meeting, we expect to adjourn or postpone the special meeting to solicit additional proxies. If the special meeting is adjourned to a different place, date or time, IPSCO need not give notice of the new place, date or time if the new place, date or time is announced at the special meeting before adjournment.

If you are a non-registered shareholder (that is, if your common shares are held in the name of a broker, investment dealer, bank or other intermediary), your broker or other intermediary will provide you with separate instructions on how to vote your common shares.

Vote Required

The approval of the arrangement resolution requires the affirmative vote of at least 66 2/3% of the votes cast at the special meeting.

As of the record date, the directors and executive officers of IPSCO held less than 1% in the aggregate of the common shares entitled to vote at the special meeting. Each of our directors and executive officers has advised us that they plan to vote all of their shares in favor of the adoption of the arrangement resolution.

Voting of Proxies

To vote your common shares, you should mark, sign, date and return the enclosed proxy in the enclosed postage-paid envelope. Your proxy card must be received by us before [•] ([•] time) on [•], 2007 or, in the case of any adjournment or postponement of the special meeting, no later than [•] ([•] time) on the business day immediately preceding the date that any adjourned or postponed special meeting reconvened. Voting your proxy does not limit your right to vote in person should you decide to attend the special meeting. If your common shares are held in the name of a bank, broker or other nominee, you will be provided voting instructions from the nominee and, in order to vote at the special meeting, you must obtain a legal proxy, executed in your name, from the nominee.

If you return your proxy card and it is completed, signed and dated, your common shares will be voted at the special meeting in accordance with your instructions. If you return your proxy card and it is unsigned, then your vote cannot be counted. If you return your proxy card and it is signed and dated, but you do not fill out the voting instructions on the proxy card, the common shares represented by your proxy will be voted “FOR” the approval of the arrangement resolution and in accordance with the discretion of the persons named as proxies on any other matters properly brought before the special meeting for a vote.

Revocability of Proxies

If you hold your common shares in your name, you have the right to revoke your proxy by delivering a written notice, signed by you or your attorney as authorized in writing, or if you are a corporation, by an officer or attorney of the corporation duly authorized, to:

•       our Corporate Secretary, at our registered office located at 1500—1874 Scarth Street, Regina, Saskatchewan S4P 4E9 no later than [•] on [•], 2007; or

•       the chair of the special meeting on the day of the special meeting or any adjournment thereof, prior to the start of the special meeting.

You may also revoke your proxy by attending the meeting and voting your shares in person or in any other manner permitted by law, including by signing another form of proxy bearing a later date and depositing it at the above-mentioned office of Computershare within the time stated above. Revocation of your proxy, without any further action, will mean your common shares will not be voted at the special meeting or counted towards satisfying the quorum requirements.

If you have instructed your broker to vote your common shares, you must follow directions received from your broker to change your vote. If your common shares are held in the name of a broker, investment dealer, bank or other intermediary, you cannot vote your common shares by returning a proxy card directly to us or by voting in person at the special meeting, unless you obtain a legal proxy from your broker or other intermediary.

Solicitation of Proxies and Depositary

Our management is soliciting your proxy. In addition to the solicitation of proxies by use of mail, officers and other employees or agents of IPSCO may solicit the return of proxies by personal interview, telephone, e-mail or facsimile. We will not pay additional compensation to our officers and employees for their solicitation efforts. We will request that brokerage houses and other custodians, nominees and fiduciaries forward solicitation materials to the beneficial owners of the common shares registered in their names. We will bear all costs of preparing, assembling, printing and mailing the notice of special meeting of shareholders, this proxy statement/circular, the enclosed letter of transmittal and any additional materials, as well as the cost of forwarding solicitation materials to the beneficial owners of common shares and all other costs of solicitation.

Georgeson is acting as our proxy solicitation agent, for which it will be paid a fee of approximately $20,000 plus reimbursement for reasonable out-of-pocket expenses.

We and SSAB have engaged Computershare to act as depositary for the receipt of certificates in respect of common shares and related letters of transmittal deposited pursuant to the arrangement. The depositary will receive reasonable and customary compensation for its services in connection with the arrangement, will be reimbursed for certain out-of-pocket expenses and will be indemnified by IPSCO against certain liabilities under applicable securities laws and expenses in connection therewith.

No fee or commission is payable by any shareholder who transmits its common shares directly to the depositary. Except as set forth above, IPSCO will not pay any fees or commissions to any broker or dealer or any other person for soliciting deposits of common shares pursuant to the arrangement.

Letter of Transmittal

The letter of transmittal contains important information relating to the arrangement and how to submit your common shares and should be reviewed carefully.

If you are a registered shareholder, you should have received with this proxy statement/circular a letter of transmittal. In order to receive the payment for common shares, registered shareholders must complete and sign the letter of transmittal enclosed with this proxy statement/circular and deliver it together with share certificates representing common shares and the other documents required by it to the depositary in accordance with the instructions contained in the letter of transmittal. You can request additional copies of the letter of transmittal by contacting the depositary.

If you are a non-registered shareholder, you should carefully follow the instructions from the broker, investment dealer, bank or other intermediary that holds common shares on your behalf in order to submit your common shares.

Where a certificate for our common shares has been destroyed, lost or stolen, the registered shareholder of that certificate should immediately contact Computershare. A replacement certificate will be issued upon the registered shareholder satisfying our requirements and the requirements of Computershare relating to replacement common share certificate(s). Your certificate(s) must be replaced prior to your receiving payment.

Holders of outstanding options, performance units, deferred share equivalents and deferred share units need not complete any documentation to receive the cash consideration for the securities held by them (other than common shares).

Assistance

Shareholders who have questions regarding the materials, need assistance voting their common shares or require additional copies of the proxy statement/circular or proxy card, should contact or call (toll-free):

Georgeson Inc.
17 State Street, 10th Floor
New York, NY 10004
Toll-free at (866) 834-6791

Other Business

We are not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement/circular. Under the CBCA, business transacted at the special meeting is limited to matters specifically designated in the notice of special meeting of shareholders, which is provided at the beginning of this proxy statement/circular. If other matters do properly come before the special meeting, we intend that common shares represented by properly submitted proxies will be voted by the persons named as proxies on the proxy card in accordance with their discretion.

In addition, the grant of a proxy will confer discretionary authority on the persons named as proxies on the proxy card to vote in accordance with their best judgment on procedural matters incident to the conduct of the special meeting. If the persons named as proxies on the proxy card are asked to vote for matters incidental to the conduct of the special meeting, such persons will have the authority to vote in their discretion on such matters.

The Parties to the Arrangement Agreement

IPSCO Inc.

650 Warrenville Road, Suite 500
Lisle, Illinois 60532
(630) 810-4800

IPSCO, a Canadian corporation publicly traded on the NYSE and TSX, is a leading producer of energy tubulars and steel plate in North American with an annual steel making capacity of 4.3 million tons. IPSCO operates four steel mills, eleven pipe mills, and scrap processing centers and product finishing facilities in 25 geographic locations across the United States and Canada. IPSCO’s pipe mills produce a wide range of seamless and welded energy tubular products including oil & gas well casing, tubing, line pipe and large diameter transmission pipe. Additionally, IPSCO is a provider of premium connections for oil and gas drilling and production.

SSAB Svenskt Stål AB

Birger Jarlsgatan 58
100 40 Stockholm, Sweden
(46) 8 45 45 700

SSAB, a Swedish corporation publicly traded on the Stockholm Stock Exchange, is a producer of high-strength steel sheet and steel plate. SSAB comprises four divisions: Division Sheet and Division Heavy Plate are the steel operations with steel shipments of 3.1 million metric tonnes in 2006, Plannja is a processing company in building products, and Tibnor is SSAB’s trading arm supplying a broad product range of steel and metals. As of December 31, 2006, SSAB had approximately 8,400 employees and had operations or offices in more than 40 countries.

SSAB Canada Inc.

c/o SSAB Svenskt Stål AB
Birger Jarlsgatan 58
100 40 Stockholm, Sweden
(46) 8 45 45 700

Acquisition Sub is a corporation incorporated under the laws of Canada and a wholly-owned subsidiary of  SSAB. Acquisition Sub was incorporated solely for the purpose of consummating the transaction contemplated by the arrangement agreement. It has not conducted any activities to date other than activities incidental to its incorporation and in connection with the transactions contemplated by the arrangement agreement.

The Arrangement

Background of the Arrangement

IPSCO regularly reviews and evaluates its business, strategic direction, performance and prospects in the context of developments in the industry and in the markets in which we operate with the goal of enhancing shareholder value.

In February 2006, our chief executive officer, Mr. David Sutherland, was contacted by a company, which we refer to as “Company A”, regarding its interest in discussing a potential business combination transaction.

On February 10, 2006, we formally retained Goldman Sachs and RBC Capital Markets as our financial advisors in connection with the potential transaction. We also retained Davis Polk & Wardwell and Osler, Hoskin & Harcourt LLP as our legal advisors in connection with the potential transaction. On March 16, 2006, we entered into a mutual confidentiality and standstill agreement with Company A.

Our management and advisors engaged in exploratory discussions with Company A during February, March and April 2006. During this period, our board of directors held a number of meetings to review the status of discussions. The discussions were terminated in the beginning of May 2006.

In October 2006, we were contacted by a company, which we refer to as “Company B”, regarding its interest in discussing a potential business combination transaction.

At the request of Company B, on November 1, 2006, members of our senior management met with representatives of Company B. At this meeting, the representatives of Company B proposed engaging in discussions regarding a potential acquisition of IPSCO at a price of $110 per share in cash.

Our board of directors held a telephonic meeting on November 3, 2006 to review Company B’s indication of interest. Members of our senior management and representatives of Goldman Sachs and our legal advisors participated in this meeting. Representatives of Goldman Sachs discussed, among other matters, Company B’s indication of interest. After consideration and discussion, our board of directors determined that Company B’s indication of interest significantly undervalued IPSCO. Our board of directors also discussed with members of our senior management and representatives of Goldman Sachs and our legal advisors potential sources of financing for Company B for the proposed transaction, as well as the potential risks of non-consummation of the proposed transaction. Our board of directors directed Mr. Sutherland to respond to Company B that unless Company B was prepared to significantly raise its proposed price and address these other matters, there was no basis for entering into discussions regarding the proposed transaction.

On November 10, 2006 a representative of Company B called Mr. Sutherland to indicate that Company B was prepared to increase its proposed price to between $115 and $125 per share in cash. In a subsequent call from a representative of Company B to Mr. Sutherland on November 14, 2006, Company B revised its proposed price range to between $120 and $125 per share in cash.

Our board of directors held a telephonic meeting on November 17, 2006 to review Company B’s revised indication of interest. Members of our senior management and representatives of Goldman Sachs and our legal advisors participated in this meeting. Representatives of Goldman Sachs discussed, among other matters, an overview of the current market environment and a review of Company B’s revised indication of interest. After consideration and discussion, our board of directors determined that even at the top of the proposed price range, Company B’s indication of interest still undervalued IPSCO, but was sufficient to justify further discussions with Company B. Our board of directors directed Mr. Sutherland to communicate this to Company B.

On December 21, 2006, at the request of Company B, members of our senior management, together with representatives of Goldman Sachs and our legal advisors, met with members of senior management of Company B, together with Company B’s financial and legal advisors, to discuss Company B’s indication of interest. At this meeting, Company B reiterated its proposed price range of between $120 and $125 per share in cash. The parties also discussed the potential sources of financing and other aspects of Company B’s proposal, in particular the potential risks of non-consummation of the proposed transaction, including the allocation of regulatory risk. Our representatives reiterated to Company B that it was the position of our board of directors that Company B’s current proposed price range undervalued IPSCO, and requested that Company B increase its proposed price. Company B indicated that it would send IPSCO a letter outlining its proposal and addressing the matters discussed at the meeting.

Our board of directors held a telephonic meeting on December 23, 2006 at which senior management and representatives of Goldman Sachs and our legal advisors reported to our board of directors on the December 21, 2006 meeting with representatives of Company B. Members of our senior management and representatives of Goldman Sachs also discussed with our board of directors other potential third parties that might be interested in exploring a potential transaction with IPSCO. Mr. Sutherland indicated that he would update our board of directors upon receipt of the letter that Company B had indicated, at the December 21, 2006 meeting, that it would send to IPSCO.

During January and February 2007, members of SSAB’s senior management inquired whether IPSCO would consider engaging in discussions regarding a potential acquisition by SSAB of a portion of IPSCO’s steel plate business, or in the alternative a potential joint venture involving IPSCO’s steel plate business. Members of our senior management considered the fact that the discussions proposed by SSAB’s senior management related to a potential transaction which would result in IPSCO having only a partial ownership stake in its core strategic business, and determined that it was not in IPSCO’s best interests to pursue such discussions at such time. Members of our senior management informed SSAB’s senior management accordingly, and SSAB’s senior management proposed a meeting during March 2007 to discuss other potential alternative transactions.

On February 19, 2007, Company B sent IPSCO a revised indication of interest in which it increased its proposed price range to between $127.50 and $135 per share in cash. This indication of interest outlined a proposed timetable for due diligence, negotiation of a definitive agreement for the proposed transaction and a potential announcement of the proposed transaction, and also included a request for exclusivity as a condition to proceeding with discussions.

Our board of directors held a telephonic meeting on February 23, 2007 to review Company B’s revised indication of interest and to discuss potential next steps. Members of our senior management and representatives of Goldman Sachs reviewed Company B’s revised indication of interest and discussed with our board of directors other potential third parties that might be interested in exploring a potential transaction with IPSCO. After consideration and discussion, our board of directors determined that the revised price range of between $127.50 and $135 per share was sufficient to justify further discussions with Company B and entering into a confidentiality agreement in order to provide selected due diligence information to Company B with a view to enabling Company B to confirm a proposed price at the top of that range and to confirm Company B would be willing to bear the regulatory risk in connection with a proposed transaction, but was not sufficient to justify granting Company B exclusivity. Our board of directors directed Mr. Sutherland and representatives of Goldman Sachs to communicate this to Company B and Company B’s financial advisors. In discussing potential next steps, and in particular whether additional potential bidders should be contacted by IPSCO, our board of directors considered other expressions of interest in a potential transaction that had been received, including from Company A, the benefits of engaging in discussions regarding a potential transaction with more than one party in order to create strong competitive dynamics in the process, but also the potential for material disruption to IPSCO and damage to its value, including as a result of the potential negative impact on our employees, suppliers and customer base, in engaging in a process with multiple parties, in particular if the process became publicly known prematurely. After consideration and discussion, our board of directors determined that a focused, multi-party bidding process would produce the best range of proposals to maximize the value that could reasonably be provided to IPSCO’s shareholders, while at the same time optimizing the efficiency and confidentiality of the process. Our board of directors authorized senior management and Goldman Sachs to contact the additional potential bidders (including Company A) identified by members of our senior management and representatives of Goldman Sachs as being most likely to have both a potential interest in a transaction and the ability, including financial capability, to execute on a transaction.

During the week of February 26, 2007, members of our senior management and representatives of Goldman Sachs placed calls to each of these additional potential bidders, and asked them, to the extent they were interested in participating in the process, to submit an indication of interest in writing setting forth a proposed price. One of these potential bidders declined to participate in the process. Another of these potential bidders initially decided to participate in the process, but subsequently decided to cease participation. One of the additional potential bidders that decided to participate in the process was Company A, and we refer to the other one as “Company C”.

On February 27, 2007, we entered into a confidentiality agreement with Company B which contained a customary standstill provision binding on Company B. During March 2007, Company B conducted due diligence, including visits to certain of our sites.

On March 19, 2007, at a meeting between members of SSAB’s senior management and members of our senior management, SSAB indicated that it was interested in engaging in discussions regarding a potential acquisition of IPSCO. Subsequently, on March 28, 2007, SSAB sent IPSCO an indication of interest in which it proposed a price of $140 per share in cash.

On March 28, 2007, Company C sent IPSCO an indication of interest in which it proposed a price of up to $135 in cash.

On March 30, 2007, we entered into a confidentiality agreement with SSAB which contained a customary standstill provision binding on SSAB.

Also on March 30, 2007, Company A sent IPSCO an indication of interest in which it proposed a price of $140 per share, in cash and shares of Company A common stock. Company A also agreed to extend for an additional year the duration of its standstill obligation in the confidentiality agreement entered into between us and Company A on March 16, 2006.

On April 5, 2007, Company B sent IPSCO a letter in which it confirmed, based on completion of its preliminary due diligence, a proposed price at the top of its proposed range of $135.

On April 6, 2007, we entered into a confidentiality agreement with Company C that contained a customary standstill provision binding on Company C.

During April 2007, SSAB, Company A and Company C conducted due diligence, including visits to certain of our sites. Company B also continued its due diligence. Beginning April 6, 2007, we granted potential bidders access to an on-line data room containing further information about our business and operations.

On April 9, 2007, Goldman Sachs, at the direction of our senior management, sent a bid process letter to each of SSAB, Company A, Company B and Company C informing them that their final bids, including definitive arrangement agreements and financing commitments, would be due on April 30, 2007.

On April 12, 2007, a published report suggested that a company was in discussions with IPSCO regarding a potential business combination transaction. This article was reported by the Associated Press, Reuters and other news media in North America. On the morning of April 12, 2007, in response to market rumors and noting the recent appreciation in its stock price, IPSCO confirmed by way of press release that it was in discussions that could lead to a potential acquisition of IPSCO. That afternoon, our board of directors held a telephonic meeting during which members of our senior management briefed our board of directors on the news media reports and IPSCO’s press release. Members of our senior management and our advisors also briefed our board of directors on the indications of interest received to date, and also on the status of the process generally.

On April 13, 2007, our legal advisors sent a draft arrangement agreement to the legal advisors for each of the potential bidders, and encouraged them to submit preliminary markups for discussion prior to the April 30, 2007 bid date. Subsequently, and prior to the bid date of April 30, 2007, our legal advisors engaged in discussions with the legal advisors for each of the potential bidders regarding the principal issues raised by their preliminary markups of the draft arrangement agreement, including closing conditions, the allocation of regulatory and other risks to the closing of the transaction, the scope of the representations, warranties and operating covenants, and the size of the termination fee.

Also on April 13, 2007, Mr. Sutherland received a call from the chief executive officer of a company regarding its interest in engaging in discussions regarding a potential transaction with IPSCO. However, this company subsequently decided not to participate in the process.

On April 20, 2007, Mr. Sutherland received a call from the chief executive officer of a company, which we refer to as “Company D”, regarding its interest in engaging in discussions regarding a potential transaction with IPSCO. On April 21, 2007, we entered into a confidentiality agreement with Company D which contained a customary standstill provision binding on Company D. In addition, Goldman Sachs sent a bid process letter to Company D informing it that its final bid would be due on April 30, 2007, and our legal advisors sent the draft arrangement agreement to the legal advisors for Company D. From April 21, 2007 through April 30, 2007, Company D conducted due diligence, including visits to certain of our sites.

On April 25, 2007, at a regularly scheduled meeting of our board of directors, members of our senior management and our advisors provided our board of directors with an update on the process, including the approach by and discussions with Company D. Members of our senior management presented to, and engaged in a discussion with, our board of directors regarding management’s five year projections for IPSCO. Representatives of Goldman Sachs discussed, among other matters, an overview of the current market environment and reviewed the current indications of interest from the potential bidders. Our legal advisors briefed our board of directors on the principal issues raised by preliminary markups of the draft arrangement agreement received to date from some of the potential bidders, including the closing conditions and the allocation of regulatory and other risks to the closing of the transaction.

During the evening on April 30, 2007, we received proposals from SSAB, Company A, Company B and Company C. SSAB indicated that it was willing to pursue a transaction for a price of $145 per share in cash. Company A indicated that it was willing to pursue a transaction for a price of $148 per share in cash. Company B indicated that it was willing to pursue a transaction for a price of $143 per share in cash. Company C indicated that it was willing to pursue a transaction for a price of $135 per share in cash. Each bid was accompanied by a markup of the draft arrangement agreement and debt commitment letters from major lending institutions. Company D declined to submit a proposal due to concerns it expressed regarding the potential risk of obtaining the required regulatory approvals for the proposed transaction, and instead requested permission to engage in discussions with third parties regarding making a potential joint bid for IPSCO, in order to form a bidding consortium. After discussion with our financial and legal advisors, members of our senior management rejected Company D’s request due in substantial part to the potential delay that the formation of a bidding consortium would entail and the risk to the process in terms of the potential reaction of other bidders to the facilitation of a possible breakup bid for IPSCO at this stage. Our senior management was also influenced by the fact that each of the other bidders was prepared to assume all regulatory risks under their respective revised drafts of the arrangement agreement.

On May 1, 2007, our legal advisors circulated to members of our senior management and to each member of our board of directors a summary of the principal terms of each bid received on April 30, 2007 and the differences and principal issues raised by the revised drafts of the arrangement agreement submitted by each bidder. After discussions among members of our senior management, legal advisors and the Chairman of our board of directors, it was determined, due to the fact that the bids were relatively close in financial terms and the fact that the revised drafts of the arrangement agreement submitted by the bidders each raised issues, including with respect to the closing conditions, that the bidders should be requested to submit a final bid by 5:00 p.m. (Eastern) on May 2, 2007. Representatives of Goldman Sachs communicated this request to representatives of each bidder.

Later that day, our board of directors held a telephonic meeting to review the bids and to discuss next steps. Members of our senior management, representatives of Goldman Sachs and our legal advisors reviewed with our board of directors the financial terms of each bid and the principal issues raised by the revised drafts of the arrangement agreement submitted by each bidder, including the closing conditions, the allocation of regulatory and other risks to the closing of the transaction, and the size of the termination fee. Members of our senior management and representatives of Goldman Sachs also informed our board of directors that Company D had declined to submit a bid, and described the request by Company D to approach potential bidding partners in order to form a bidding consortium, and discussed the risks and potential delay of a consortium bid. Members of our senior management also briefed our board of directors on the decision to request that bidders submit their final bid on May 2, 2007. Our board of directors concurred with this process.

During the evening of May 1, 2007 and the morning of May 2, 2007, our legal advisors engaged in discussions with the legal advisors for the potential bidders regarding the principal issues raised by their revised drafts of the arrangement agreement, including closing conditions, the allocation of regulatory and other risks to the closing of the transaction and the size of the termination fee.

At or around 5:00 p.m. (Eastern) on May 2, 2007, we received revised proposals from SSAB, Company A, Company B and Company C. SSAB’s revised proposal was for a price of $151 per share in cash. Company A’s revised proposal was for a price of $152 per share in cash. Company B’s revised proposal was for a price of $152 per share in cash. Company C’s revised proposal was for a price of $155 per share in cash. Each bid was accompanied by a markup of the draft arrangement agreement and debt commitment letters from major lending institutions.

At 7:30 p.m. (Eastern) on May 2, 2007, our board of directors held a telephonic meeting to review the bids. Members of our senior management, representatives of Goldman Sachs and our legal advisors reviewed with our board of directors the financial terms of each revised bid and the principal issues raised by the revised drafts of the arrangement agreement submitted by each bidder, including the closing conditions, the allocation of regulatory and other risks to the closing of the transaction, and the size of the termination fee. After deliberation, and taking into account the fact that the bid from Company C represented the highest value and that there were relatively few issues raised by Company C’s revised draft of the arrangement agreement, our board of directors instructed members of our senior management and our advisors to move forward to negotiate a definitive agreement with Company C with a view to announcement of the transaction on Thursday, May 3, 2007.

Thereafter, IPSCO, Company C and their financial and legal advisors worked to finalize the definitive arrangement agreement and ancillary documents. IPSCO and its advisors effected no further communications or discussions with any of SSAB, Company A or Company B at this stage.

Later that evening, while IPSCO and its advisors were engaged in discussions with Company C and its advisors, representatives of Goldman Sachs received an unsolicited call from representatives of SSAB’s financial advisor indicating that SSAB was increasing its proposed price to $156 per share. Representatives of Goldman Sachs immediately informed members of senior management of this revised proposal from SSAB, and, after discussion among members of senior management and representatives of Goldman Sachs and our legal advisors, taking into account the issues raised by the revised draft of the arrangement agreement submitted by SSAB, it was determined to immediately notify Company C that its bid was no longer the highest value bid, and that Company C would need to increase its price if it wished to engage in a transaction with IPSCO. IPSCO and its representatives did not engage in discussions or have any other communications with SSAB or its representatives regarding SSAB’s revised proposal, pending notification from Company C as to whether it would be prepared to increase its price. Subsequently, before hearing Company C’s response, representatives of Goldman Sachs received an unsolicited email from representatives of SSAB’s financial advisor indicating that SSAB had instructed them to increase SSAB’s price to $160 per share, that this represented SSAB’s last and final proposal, and that if this was acceptable to IPSCO, SSAB expected a response as soon as possible but no later than 9:00 a.m. (Eastern) on May 3, 2007. Representatives of Goldman Sachs immediately informed members of senior management of this revised proposal from SSAB, and, after discussion among members of senior management and representatives of Goldman Sachs and our legal advisors, it was determined to engage in discussions with SSAB in light of SSAB’s revised bid, and to notify Company C that a further increased bid had been received from a third party. Subsequently, Company C, having been so notified, advised representatives of IPSCO of its willingness to increase its bid to $156.05, but no further, and informed IPSCO this revised bid would expire at 3:15 a.m. on May 3, 2007. Around the same time, our advisors sent SSAB’s advisors a revised draft of the arrangement agreement, having asked SSAB to advise whether it would be willing to execute that agreement. Subject to minor changes, SSAB advised of its willingness to do so.

At 4:30 a.m. (Eastern) on May 3, 2007, our board of directors reconvened its telephonic meeting. Members of our senior management, representatives of Goldman Sachs and our legal advisors reported to our board of directors on the developments during the evening and on the financial and other terms of the revised bid received from SSAB. Representatives of Goldman Sachs reviewed with our board of directors its financial analysis of the proposed transaction with SSAB, and our legal advisors advised our board of directors of its fiduciary duties in connection with the proposed transaction and reviewed the terms of the proposed arrangement agreement. Each of Goldman Sachs and RBC Capital Markets rendered to our board of directors their oral opinion (which opinion was subsequently confirmed in writing by delivery of their written opinions dated the same date), to the effect that, as of May 3, 2007 and subject to the procedures followed, assumptions made, qualifications and limitation on review undertaken and other matters considered in rendering their opinions, the consideration to be received by our shareholders pursuant to the arrangement agreement was fair from a financial point of view to our shareholders. After deliberation and discussion, and after considering the proposed terms of the arrangement agreement with SSAB and the various presentations of our financial and legal advisors, our board of directors, by unanimous vote of the directors present, authorized and approved the arrangement agreement with SSAB, declared that the arrangement contemplated by the arrangement agreement is fair to the shareholders of IPSCO and in the best interests of IPSCO, and recommended that the shareholders of IPSCO vote in favor of the arrangement resolution. Our board of directors then determined that the meeting should be adjourned and reconvened prior to the opening of the NYSE and TSX to update the three directors who were not present at the earlier session of the board meeting on these resolutions passed by our board of directors. When the board meeting reconvened, members of our senior management, representatives of Goldman Sachs and our legal advisors reported to these three directors on the developments during the evening and on the financial and other terms of the revised bid received from SSAB. Representatives of Goldman Sachs reviewed with them its financial analysis of the proposed transaction with SSAB, and our legal advisors advised them of their fiduciary duties in connection with the proposed transaction and reviewed the terms of the proposed arrangement agreement. Each of Goldman Sachs and RBC Capital Markets confirmed the rendering of their respective fairness opinions at the earlier session of the board meeting. After discussion, these three directors who were not present at the earlier session stated that they were in agreement with the resolutions adopted by our board of directors at the earlier session of the board meeting. Our board of directors unanimously recommends that shareholders vote in favor of the arrangement resolution.

On May 3, 2007, IPSCO executed the arrangement agreement with SSAB and its wholly owned subsidiary and the transaction was announced prior to the opening of the NYSE and TSX on May 3, 2007.

Reasons for the Arrangement

Our board of directors, acting with the advice and assistance of our management and financial and legal advisors, evaluated SSAB’s proposal, including the terms and conditions of the arrangement agreement with SSAB and Acquisition Sub. After careful deliberation, on May 3, 2007, at a meeting described above under “Background of the Arrangement”, our board of directors by a unanimous vote of the directors present determined that the arrangement is fair to the shareholders of IPSCO and in the best interests of IPSCO, and recommended that the shareholders of IPSCO vote in favor of the arrangement resolution. In reaching these determinations, our board of directors considered the following factors and potential benefits of the arrangement, each of which our board believes supported its decision:

•       our board’s belief, after a thorough, independent review, that the value offered to shareholders under the arrangement was more favorable to shareholders than the potential value that might have resulted from other strategic opportunities reasonably available to IPSCO, including remaining an independent company and pursuing the current strategic plan or pursuing a sale to another company in the same or a related industry, in each case taking into consideration the potential rewards, risks and uncertainties associated with those other options;

•       the trends in the industry in which IPSCO operates, particularly the prevalent environment of consolidation in the steel and tubular products industries, the advantages obtained by larger steel companies, the increasingly competitive nature of these industries, the vulnerability of these industries to economic cycles and increased imports and the strategic alternatives available to IPSCO, including the alternative to remain an independent public company, and the associated risks and uncertainties;

•       the current and historical market prices of our common shares relative to those of other industry participants and general market indices, and the fact that the $160.00 per share in cash to be paid as consideration for the arrangement represents a 7.7% premium to the closing price of our common shares on May 2, 2007, the day before the arrangement agreement was executed, a 22.2% premium to the closing price of our common shares on April 11, 2007, the day before we announced that we were in discussions with potential buyers, a 32.4% premium to the average closing price of our common shares for the three-month period ending on May 2, 2007, and a 48.0% premium to the average closing price of our common shares for the six-month period ending on May 2, 2007;

•       the fact that the arrangement consideration of $160.00 per common share was achieved through a competitive, multi-party process and that the course of negotiations between us and SSAB resulted in a price per common share that was higher than the original offer price from SSAB and represented the highest price offered by any bidder who participated in the process;

•       our board’s belief that no other opportunity reasonably available to IPSCO would provide greater value to its shareholders within a timeframe comparable to that in which the arrangement is expected to be completed, and the fact that the cash consideration of $160.00 per share allows our shareholders to realize in the near term a value, in cash, for their investment that is fair and provides our shareholders certainty of value for their shares;

•       the financial and other terms of the arrangement agreement as reviewed by our board of directors, including:

•        the fact that SSAB’s obligation to perform under the terms of the arrangement agreement is not subject to a financing condition and the assessment of our board of directors, formed after consultation with our management and our financial advisor, that SSAB has the financial capacity to consummate the arrangement;

•        our board’s belief in the high probability that the arrangement will be completed based on, among other things, the lack of significant regulatory risks and SSAB’s commitment pursuant to the arrangement agreement to use its best efforts to obtain required regulatory approvals;

•        our ability, under the arrangement agreement, under certain circumstances, to consider and respond to an unsolicited acquisition proposal, and if our board of directors determines in good faith that such acquisition proposal is a superior proposal, and SSAB chooses not to propose improvements to the arrangement agreement to make the original arrangement agreement equal or superior to such proposal, our ability to terminate the arrangement agreement and accept the superior proposal upon the payment of a termination fee of 3.0% of the aggregate consideration payable by SSAB for the common shares pursuant to the arrangement agreement, and our belief that this termination fee is reasonable in the context of break-up fees that have been negotiated in other transactions and would not preclude another party from making a competing proposal;

•        our ability, under the arrangement agreement, to withdraw, modify or amend our recommendation that shareholders vote to approve the arrangement resolution under certain circumstances, subject to our payment of the termination fee if SSAB elects to terminate the arrangement agreement;

•       the financial analyses of and oral opinion rendered to our board of directors by Goldman Sachs on May 3, 2007, which opinion was subsequently confirmed in writing, to the effect that, as of the date of the opinion and subject to certain limitations, qualifications and assumptions, the consideration to be received by our shareholders pursuant to the arrangement agreement was fair from a financial point of view to our shareholders;

•       the oral opinion rendered to our board of directors by RBC Capital Markets on May 3, 2007, which opinion was subsequently confirmed in writing by delivery of RBC Capital Markets’ written opinion dated the same date, to the effect that, as of May 3, 2007 and subject to the procedures followed, assumptions made, qualifications and limitation on review undertaken and other matters considered in rendering its opinion, the consideration to be received by our shareholders under the arrangement was fair from a financial point of view to our shareholders;

•       the fact that 66 2/3% of the votes cast at the special meeting must approve the proposed arrangement, so that our shareholders are free to reject the proposed arrangement if desired, subject to the obligation to reimburse certain expenses of SSAB; and

•       the ability of our shareholders to exercise dissent rights.

Our board also considered a variety of risks and other potentially negative factors concerning the arrangement, including the following:

•       the fact that the our shareholders will not participate in any future earnings or growth of IPSCO as we will no longer exist as an independent, publicly traded company, so that they will not benefit from any appreciation in the value of IPSCO’s common shares after the arrangement;

•       the requirements that certain conditions to the closing of the arrangement must be met, including regulatory approvals (notwithstanding our board’s belief in the high probability that the arrangement will be completed based on, among other things, the lack of significant regulatory risks and SSAB’s commitment pursuant to the arrangement agreement to use its best efforts to obtain required regulatory approvals), and the right of SSAB to terminate the arrangement agreement under certain circumstances;

•       the risks and costs to IPSCO if the arrangement is not closed, including the diversion of management and employee attention, employee attrition and the effect on business and customer relationships;

•       the fact that an all-cash transaction would be taxable to our shareholders for U.S. and Canadian federal income tax purposes;

•       the fact that, pursuant to the arrangement agreement, we must generally conduct our business in the ordinary course, and that we are subject to a variety of other restrictions on the conduct of our business prior to the closing of the arrangement or the termination of the arrangement agreement without the consent of SSAB (not to be unreasonably withheld or delayed), which may delay or prevent us from pursuing business opportunities that may arise or preclude actions that would be advisable if we were to remain an independent company;

•       the fact that under the terms of the arrangement agreement, we are restricted in our ability to solicit other acquisition proposals;

•       the termination fee payable by IPSCO upon the occurrence of certain events, and the possible deterrent effect that paying such fee might have on the desire of other potential acquirors to propose an alternative transaction that may be more advantageous to our shareholders;

•       the fact that under the terms of the arrangement agreement, certain of our directors and officers may have a conflict of interest in connection with the arrangement that may allow them to receive different and additional benefits than those received by our shareholders generally (see the section entitled “The Arrangement—Interests of Our Directors and Executive Officers in the Arrangement” beginning on page 48 of this proxy statement/circular); and

•       the possibility that SSAB will be unable to obtain the requisite financing proceeds, including obtaining the debt financing proceeds from its lenders.

The foregoing discussion of the factors considered by our board includes the material factors considered by our board of directors in its consideration of the arrangement agreement and the arrangement, but is not intended to be exhaustive. After considering these factors, our board of directors concluded that the positive factors relating to the arrangement agreement and the arrangement outweighed the potential negative factors. In view of the wide variety of factors considered by our board of directors, and the complexity of these matters, our board did not find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual members of our board of directors may have assigned different weights to various factors. Our board of directors by a unanimous vote of the directors present approved the arrangement agreement and recommended that our shareholders approve the arrangement resolution based upon the totality of the information presented to and considered by it.

Opinion of Goldman Sachs

On May 3, 2007 Goldman Sachs rendered its oral opinion, subsequently confirmed by delivery of its written opinion, dated May 3, 2007, to the board of directors of IPSCO that, as of May 3, 2007 and based upon and subject to the factors and assumptions set forth in the opinion, the $160.00 to be paid as consideration for each common share of IPSCO was fair from a financial point of view to the holders of such shares.

The full text of the written opinion of Goldman Sachs, dated May 3, 2007, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex D to this proxy statement/circular and is incorporated herein by reference. Goldman Sachs provided its opinion for the information and assistance of IPSCO’s board of directors in connection with its consideration of the arrangement. Goldman Sachs’ opinion is not a recommendation as to how any holder of IPSCO common shares should vote with respect to the arrangement.

In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:

•       the arrangement agreement;

•       annual reports to shareholders and annual reports on Form 10-K of IPSCO for the two fiscal years ended December 31, 2006;

•       annual reports to shareholders and the annual information forms of IPSCO for the three fiscal years ended December 31, 2004;

•       certain interim reports to shareholders and quarterly reports on Form 10-Q of IPSCO;

•       certain other communications from IPSCO to its shareholders; and

•       certain internal financial analyses and forecasts for IPSCO prepared by its management.

Goldman Sachs also has held discussions with members of the senior management of IPSCO regarding their assessment of the past and current business operations, financial condition and future prospects of IPSCO. In addition, Goldman Sachs has reviewed the reported price and trading activity for IPSCO common shares, compared certain financial and stock market information for IPSCO with similar financial and stock market information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the steel and tubular products industries specifically and in other industries generally and performed such other studies and analyses, and considered such other factors, as Goldman Sachs considered appropriate.

Goldman Sachs relied upon the accuracy and completeness of all of the financial, accounting, legal, tax and other information discussed with or reviewed by it and assumed such accuracy and completeness for purposes of rendering the opinion described above. Goldman Sachs’ opinion stated that, as consented to by IPSCO’s board of directors, Goldman Sachs assumed that the internal financial forecasts prepared by the management of IPSCO were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of IPSCO. In addition, Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities of IPSCO or any of its subsidiaries and it has not been furnished with any such evaluation or appraisal.

Senior officers of IPSCO represented to Goldman Sachs in a certificate delivered as of May 3, 2007, among other things, that (i) the information provided orally by, or in the presence of, an officer or employee of IPSCO or in writing by IPSCO or any of its subsidiaries or their respective agents to Goldman Sachs in connection with preparing Goldman Sachs’ opinion was, at the date the information was provided to Goldman Sachs, and as of the date of the certificate complete, true and correct in all material respects, and did not contain any untrue statement of a material fact in respect of IPSCO, its subsidiaries or the arrangement and did not omit to state a material fact in respect of IPSCO, its subsidiaries or the arrangement necessary to make the information not misleading in light of the circumstances under which the information was provided; and that (ii) since the dates on which the information was provided to Goldman Sachs, except as disclosed in writing to Goldman Sachs, there had been no material change, financial or otherwise, in the financial condition, assets, liabilities (contingent or otherwise), business, operations or prospects of IPSCO or any of its subsidiaries and no material change had occurred in the information or any part thereof which would have or which could reasonably be expected to have a material effect on Goldman Sachs’ opinion.

Goldman Sachs’ opinion did not address the underlying business decision of IPSCO to engage in the arrangement. Goldman Sachs’ opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Goldman Sachs as of May 3, 2007.

The following is a summary of the material financial analyses presented by Goldman Sachs to IPSCO’s board of directors in connection with rendering the opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Goldman Sachs, and is qualified by reference to the written opinion of Goldman Sachs attached as Annex D to this proxy statement/circular. The order of analyses described does not represent the relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs’ financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before May 3, 2007 and is not necessarily indicative of current market conditions.

Historical Stock Trading Analysis

Goldman Sachs reviewed the historical trading prices and volumes for IPSCO common shares for the period starting with the approach of Company B through May 2, 2007. In addition, Goldman Sachs analyzed the consideration to be received by holders of IPSCO common shares pursuant to the arrangement agreement in relation to the latest twelve-month high and low, as well as the one-, three- and six-month average market prices of IPSCO common shares. Goldman Sachs also analyzed the consideration to be received by holders of IPSCO common shares pursuant to the arrangement agreement in relation to the closing price of the IPSCO common shares on May 2, 2007, the day prior to the announcement of the arrangement, and on April 11, 2007, the day before IPSCO announced that it was in discussions that could lead to a sale of the company.

This analysis indicated that the price per share to be paid to holders of IPSCO common shares pursuant to the arrangement agreement represented:

•       a premium of 0.9% based on the latest twelve month high market price of $158.60 per IPSCO common share;

•       a premium of 95.1% based on the latest twelve month low market price of $82.00 per IPSCO common share;

•       a premium of 10.8% based on the latest one month average market price of $144.44 per IPSCO common share;

•       a premium of 32.4% based on the latest three month average market price of $120.81 per IPSCO common share;

•       a premium of 48.0% based on the latest six month average market price of $108.10 per IPSCO common share;

•       a premium of 7.7% based on the closing price on May 2, 2007, the day prior to the announcement of the arrangement, of $148.55 per IPSCO common share; and

•       a premium of 22.2% based on the closing price on April 11, 2007, the day before IPSCO announced that it was in discussions that could lead to a sale of the company, of $130.90 per IPSCO common share.

Premium Comparison of Selected Transactions

Goldman Sachs analyzed certain publicly available information relating to selected transactions involving companies in both the steel industry and the tubular products industry. Using this information, Goldman Sachs calculated the premium, defined as the difference between the price offered to the holders of the shares in the transaction compared to the market price for the shares of the acquired company on the day prior to the announcement of the transaction or the day prior to the disclosure of a potential transaction. Goldman Sachs also performed the same analysis for transactions in the last five years valued over $250 million when a U.S. or Canadian company was acquired. In this case, premium was defined as the difference between the price offered to holders of the shares in the transaction compared to the market price for the shares four weeks prior to the announcement of the transaction.

The following table sets forth the analysis described above for selected transactions in the steel and tubular industries:

Selected Transactions	Date Announced	Premium Paid
Ternium S.A. / Grupo Imsa SA de CV	April 2007	30%
Essar Global Limited / Algoma Steel Inc.	April 2007	52%
United States Steel Corporation / Lone Star Technologies, Inc.	March 2007	39%
Tata Steel / Corus Group plc	January 2007	55%
Evraz Group S.A. / Oregon Steel Mills, Inc.	November 2006	11%
IPSCO Inc. / NS Group, Inc.	September 2006	43%
Mittal Steel Company NV / Arcelor S.A.	June 2006	82%
Tenaris S.A. / Maverick Tube Corporation.	June 2006	42%
Arcelor S.A. / Dofasco Inc	January 2006	61%
Ispat International NV / International Steel Group Inc.	October 2004	42%

The following table sets forth the analysis described above for transactions in the last five years valued over $250 million and when a U.S. or Canadian company was acquired:

Year	Average Premium
2002	35%
2003	32%
2004	28%
2005	29%
2006	29%
2007 (Year to Date)	28%

Implied Transaction Multiples

Goldman Sachs calculated selected implied transaction multiples for IPSCO based on the $160.00 to be paid for each common share of IPSCO. Goldman Sachs calculated the implied equity consideration by multiplying $160.00 by the total number of outstanding IPSCO common shares on a fully diluted basis. Goldman Sachs then calculated an implied enterprise value based on the implied equity consideration by adding the amount of IPSCO’s net debt, as provided by IPSCO’s management, to the implied equity consideration. As used in this description of Goldman Sachs’ financial analyses, EBITDA means earnings before interest, taxes, depreciation and amortization and EPS means earnings per share. Estimates of future EBITDA and EPS for IPSCO used by Goldman Sachs in this analysis were based on median estimates provided by Institutional Brokers Estimate System, referred to as IBES (a data service that compiles estimates issued by securities research analysts), and forecasts prepared by management of IPSCO. Goldman Sachs calculated the following transaction multiples implied by the $160.00 to be paid for each IPSCO common share:

•       the enterprise value as a multiple of EBITDA for calendar year 2006, both on a historical and a pro forma basis, for the last twelve months, or LTM, ending in March 2007 and for estimated calendar years 2007 and 2008 (per estimates of IPSCO’s management);

•       the offer price as a multiple of EPS for calendar year 2006 and for estimated calendar years 2007 and 2008 (per estimates of IPSCO’s management);

•       the enterprise value as a multiple of EBITDA for estimated calendar years 2007 and 2008 (per estimates of IBES); and

•       the offer price as a multiple of EPS for estimated calendar years 2007 and 2008 (per estimates of IBES).

The following table sets forth the multiples referred to above:

Implied Multiple
Enterprise Value/EBITDA	at $160.00
2006 (Actual)	7.7x
2006 (Pro Forma)	6.6x
LTM (ending in March)	7.2x
2007E (per management’s estimates)	7.4x
2007E (per IBES’s estimates)	7.8x
2008E (per management’s estimates)	5.7x
2008E (per IBES’s estimates)	7.1x

Implied Multiple
Offer Price/EPS	at $160.00
2006 (Actual)	11.9x
2007E (per management’s estimates)	13.1x
2007E (per IBES’s estimates)	13.2x
2008E (per management’s estimates)	9.6x
2008E (per IBES’s estimates)	11.9x

Selected Companies Analysis

Goldman Sachs calculated the enterprise value as a multiple of EBITDA, as described above, and compared it to the corresponding enterprise value as a multiple of EBITDA for selected publicly traded companies in the steel mini mill and the tubular products industries. Although none of the selected companies is directly comparable to IPSCO, the companies included were chosen because they are publicly traded companies with operations that, for purposes of analysis, may be considered similar to certain operations of IPSCO.

The enterprise value to EBITDA ratio for IPSCO and the selected companies used by Goldman Sachs in this analysis were based on median estimates of EBITDA provided by IBES.

The following table sets forth the multiples described above for selected publicly traded companies in the steel mini mill industry:

Company	EV/EBITDA(2007E)	EV/EBITDA(2008E)
Chaparral Steel Company	7.4x	7.8x
Commercial Metals Company	6.5x	6.3x
Nucor Corporation	6.2x	7.1x
Steel Dynamics, Inc.	6.0x	5.9x
Gerdau Ameristeel Corporation	6.0x	6.3x
Median (excluding IPSCO)	6.2x	6.3x
IPSCO (implied by arrangement)	7.8x	7.1x

The following table sets forth the multiples described above for selected publicly traded companies in the tubular products industry:

Company	EV/EBITDA(2007E)	EV/EBITDA(2008E)
Grant Prideco, Inc.	8.3x	7.3x
Tenaris S.A.	7.5x	6.6x
Vallourec	6.0x	5.6x
Median (excluding IPSCO)	7.5x	6.6x
IPSCO (implied by arrangement)	7.8x	7.1x

Selected Transactions Analysis

Goldman Sachs analyzed certain publicly available information relating to selected transactions involving companies in both the steel industry and the tubular products industry. These transactions (listed by acquirer/target and date of announcement) included:

Steel Industry

•       Ternium S.A. / Grupo Imsa SA de CV (April 2007)

•       Essar Global Limited / Algoma Steel Inc. (April 2007)

•       Tata Steel / Corus Group plc (January 2007)

•       Arcelor Mittal / Sicartsa (Grupo Villacero) (December 2006)

•       Grupo Alfonso Gallardo / Stahlwerk Thuringen GmbH (Arcelor Mittal) (December 2006)

•       Evraz Group S.A. / Oregon Steel Mills, Inc. (November 2006)

•       Mittal Steel Company NV / Arcelor S.A. (June 2006)

•       Arcelor S.A. / Dofasco Inc. - Steel Operations (January 2006)

•       Arcelor S.A. / Dofasco Inc. (January 2006)

•       Mittal Steel Company NV / KryvorizhStal (October 2005)

•       Steel Dynamics, Inc. / Roanoke Electric Steel Corporation (October 2005)

•       Ordu Yardimlasma Kurumu (OYAK) / Eregli Demir ve Celik Fabrikalari TAS (Erdemir) (October 2005)

•       The Techint Group / Hylsamex SA de CV (May 2005)

•       Nucor Corporation / Marion Steel Company (April 2005)

•       Ispat International NV / International Steel Group Inc. (October 2004)

Tubular Products Industry

•       United States Steel Corporation / Lone Star Technologies, Inc. (March 2007)

•       John Maneely Company / Sharon Tube Company (January 2007)

•       IPSCO Inc. / NS Group, Inc. (September 2006)

•       Tenaris S.A. / Maverick Tube Corporation (June 2006)

•       Maverick Tube Corporation / The LTV Corporation -Tubular Division (October 2002)

•       Lone Star Technologies, Inc. / Cargill Inc. - North Star Steel Seamless Tubular (August 2001)

•       Maverick Tube Corporation / Prudential Steel Ltd. (June 2000)

For each of the selected transactions, Goldman Sachs calculated the enterprise value as a multiple of EBITDA over the LTM prior to the transaction and for the first fiscal year, or FY1, following the transaction. The projected estimates for the EBITDA (FY1) are based on information obtained from IBES or Wall Street Research. In addition, Goldman Sachs calculated the enterprise value as a multiple of production, using the tons of steel produced as a measure of production. Goldman Sachs derived these calculations based upon publicly available information.

The following tables show the results of the above described analysis:

Steel Industry	Enterprise Value/	Enterprise Value/	Enterprise Value/
Transactions	EBITDA (LTM)	EBITDA (FY1)	Production
High	9.0x	8.6x	$1,407
Median	6.7x	6.6x	$719
Mean	6.3x	6.6x	$706
Low	3.1x	4.0x	$143

Tubular Products	Enterprise Value/	Enterprise Value/	Enterprise Value/
Transactions	EBITDA (LTM)	EBITDA (FY1)	Production
High	9.6x	9.1x	$3,259
Median	9.0x	7.2x	$1,934
Mean	8.8x	7.6x	$1,759
Low	7.8x	6.7x	$330

Discounted Cash Flow Analysis

Goldman Sachs performed a discounted cash flow analysis using IPSCO management’s projections to determine indications of illustrative implied equity values per IPSCO common share.

In analyzing the management projections, Goldman Sachs applied nominal discount rates ranging from 10.9% to 12.9% to the projected cash flows of IPSCO.

Using the EBITDA multiple method, Goldman Sachs applied terminal multiples of EBITDA ranging from 4.5x to 8.5x to arrive at illustrative terminal values. Based on the foregoing, Goldman Sachs derived illustrative implied equity values per share ranging from $115 to $196 per IPSCO common share.

Using the perpetuity growth method, Goldman Sachs applied nominal perpetuity growth rates ranging from 2.1% to 4.1% to arrive at illustrative terminal values. Based on the foregoing, Goldman Sachs derived illustrative implied equity values per share ranging from $129 to $198 per IPSCO common share.

Discounted Cash Flow Sensitivity Analysis

Using the same forecasts as in the discounted cash flow analysis and an 11.9% nominal discount rate, Goldman Sachs analyzed sensitivities to the discounted cash flow analysis to determine the implied equity values per IPSCO common share based on a range of growth in volumes of steel shipments and a range of realized EBITDA per ton for steel shipments. Goldman Sachs based its sensitivity ranges on information from IPSCO management.

Using the EBITDA multiple method, Goldman Sachs applied a terminal multiple of EBITDA of 6.5x to arrive at illustrative terminal values. Based on that fixed EBITDA multiple, Goldman Sachs derived illustrative implied equity values per share ranging from $98 to $184 per IPSCO common share.

Using the perpetuity growth method, Goldman Sachs applied a real perpetuity growth rate of 0.5%, representing a 3.1% nominal growth rate, to arrive at illustrative terminal values. Based on that fixed perpetuity growth rate, Goldman Sachs derived illustrative implied equity values per share ranging from $96 to $188 per IPSCO common share.

Present Value of Future Stock Price Analysis

Goldman Sachs performed a present value of future stock price analysis to determine indications of illustrative implied equity values per IPSCO common share based on IPSCO management’s projections. In performing this analysis, Goldman Sachs assumed a fixed equity discount rate of 12.9%. Goldman Sachs also assumed that substantially all of IPSCO’s excess cash would be used to repurchase IPSCO common shares.

Using the EBITDA multiple methodology, Goldman Sachs applied EBITDA multiples ranging from 5.0x to 7.0x to IPSCO’s projected EBITDA values. Based on the foregoing, Goldman Sachs derived illustrative implied equity values per share ranging from $95 to $171 per IPSCO common share.

Using the price to earnings, or P/E, multiple methodology, Goldman Sachs applied P/E multiples ranging from 8.0x to 12.0x to IPSCO’s projected earnings. Based on the foregoing, Goldman Sachs derived illustrative implied equity values per share ranging from $90 to $165 per IPSCO common share.

Miscellaneous

The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs’ opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to IPSCO or the contemplated arrangement.

Goldman Sachs prepared these analyses for the purpose of undertaking a study to enable Goldman Sachs to render its opinion as to the fairness from a financial point of view to the holders of IPSCO common shares of the $160.00 per IPSCO common share to be received by such holders pursuant to the arrangement agreement. Goldman Sachs’ opinion does not address the underlying business decision of IPSCO to engage in the transaction. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of IPSCO, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecasted.

The $160.00 per share purchase price for all of the issued and outstanding IPSCO common shares was determined through arm’s-length negotiations among IPSCO and SSAB. Goldman Sachs provided advice to IPSCO during these negotiations. Goldman Sachs did not, however, recommend any specific amount of consideration to IPSCO or its board or that any specific amount of consideration constituted the only appropriate consideration for the proposed arrangement.

As described above, Goldman Sachs’ opinion to IPSCO’s board of directors was one of many factors taken into consideration by IPSCO’s board of directors in making its decision to approve the arrangement agreement. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs in connection with its fairness opinion and is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Annex D.

Goldman Sachs and its affiliates, as part of their investment banking business, are continually engaged in performing financial analyses with respect to businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and other transactions as well as for estate, corporate and other purposes. Goldman Sachs acted as financial advisor to IPSCO in connection with, and participated in certain of the negotiations leading up to the proposed arrangement. Goldman Sachs may provide certain investment banking services to IPSCO or SSAB in the future.

Goldman Sachs is a full service securities firm engaged, either directly or through its affiliates, in securities trading, investment management, financial planning and benefits counseling, risk management, hedging, financing and brokerage activities for both companies and individuals. In the ordinary course of these activities, Goldman Sachs and its affiliates may provide such services to IPSCO, SSAB or their respective affiliates, may actively trade the debt and equity securities (or related derivative securities) of IPSCO and SSAB or their respective affiliates for their own account and for the accounts of their customers and may at any time hold long and short positions of such securities.

IPSCO’s board engaged Goldman Sachs because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the arrangement. IPSCO has agreed to pay Goldman Sachs a fee of 33 basis points of the aggregate consideration paid by SSAB, the principal portion of which is contingent upon consummation of the arrangement. In addition, IPSCO has agreed to reimburse Goldman Sachs for its expenses, including attorney’s fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including liabilities under the federal securities laws.

Opinion of RBC Capital Markets

On May 3, 2007, RBC Capital Markets rendered its oral opinion to our Board (which was subsequently confirmed in writing by delivery of RBC Capital Markets’ written opinion dated the same date) to the effect that, as of May 3, 2007, the consideration to be received by our shareholders under the arrangement was fair, from a financial point of view, to our shareholders. RBC Capital Markets was not requested to and did not provide our board of directors with a presentation of its financial analyses regarding the arrangement.

RBC Capital Markets’ opinion was addressed to our board of directors for its use in connection with its evaluation of the arrangement. RBC Capital Markets’ opinion only addresses the fairness from a financial point of view of the consideration to be received by our shareholders under the arrangement and not any other aspect or implication of the arrangement. The summary of RBC Capital Markets’ opinion in this proxy statement/circular is qualified in its entirety by reference to the full text of the written opinion which is included as Annex E to this proxy statement/circular and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by RBC Capital Markets in preparing its opinion. However, neither RBC Capital Markets’ opinion nor the summary of its opinion set forth in this proxy statement/circular are intended to be, and do not constitute, advice or a recommendation to you as to how you should vote or act on any matter relating to the arrangement.

We retained RBC Capital Markets as our financial advisor in connection with the possible sale of all or a portion of IPSCO and to prepare and deliver to our board of directors RBC Capital Markets’ opinion as to the fairness, from a financial point of view, to our shareholders of the consideration to be received by our shareholders under the arrangement. RBC Capital Markets did not prepare a valuation of IPSCO or any of its securities or assets and RBC Capital Markets’ opinion should not be construed as such a valuation.

We initially contacted RBC Capital Markets regarding a potential advisory assignment in February 2006, and RBC Capital Markets was formally engaged through an agreement between IPSCO and RBC Capital Markets dated as of February 10, 2006, as supplemented and amended by an agreement dated as of April 27, 2007. The terms of the RBC Capital Markets engagement agreement provide that RBC Capital Markets is to be paid fees for its services as financial advisor, a significant portion of which is contingent on the consummation of the arrangement. In addition, RBC Capital Markets is to be reimbursed for its reasonable out-of-pocket expenses and to be indemnified by IPSCO in certain circumstances. RBC Capital Markets consents to the inclusion of its opinion in its entirety and a summary thereof in this proxy statement/circular and to the filing thereof, as necessary, by IPSCO with the securities commissions or similar regulatory authorities in Canada and the United States.

RBC Capital Markets acts as a trader and dealer, both as principal and agent, in major financial markets and, as such, may have had and may in the future have positions in the securities of IPSCO, SSAB or any of our and their respective associates or affiliates and, from time to time, may have executed or may execute transactions on behalf of such companies or clients for which it received or may receive compensation. As an investment dealer, RBC Capital Markets conducts research on securities and may, in the ordinary course of its business, provide research reports and investment advice to its clients on investment matters, including with respect to IPSCO, SSAB or the arrangement.

RBC Capital Markets is one of Canada’s largest investment banking firms, with operations in all facets of corporate and government finance, corporate banking, mergers and acquisitions, equity and fixed income sales and trading and investment research. RBC Capital Markets also has significant operations in the United States and internationally. RBC Capital Markets’ opinion represents the opinion of RBC Capital Markets and the form and content of the opinion have been approved for release by a committee of its directors, each of whom is experienced in merger, acquisition, divestiture and fairness opinion matters.

In connection with its opinion, RBC Capital Markets reviewed and relied upon or carried out, among other things, the following:

•       the most recent draft, dated May 3, 2007, of the arrangement agreement;

•       audited financial statements of IPSCO for each of the three years ended December 31, 2004, 2005 and 2006;

•       the unaudited interim financials statements of IPSCO for the quarter ended March 31, 2007;

•       the annual report on Form 10-K of IPSCO for each of the two years ended December 31, 2005 and 2006;

•       the notice of annual meeting of shareholders and proxy statement and management proxy circular of IPSCO for each of the two years ended December 31, 2005 and 2006;

•       quarterly historical financial information of IPSCO for each of the two years ended December 31, 2005 and 2006;

•       the proxy statement of NS Group, Inc. dated November 1, 2006, relating to IPSCO’s acquisition of NS Group, Inc.;

•       certain internal financial forecasts for IPSCO prepared by management of IPSCO for the years ending December 31, 2007 through December 31, 2011, as well as for an illustrative steady state year thereafter;

•       discussions with senior management of IPSCO;

•       publicly available information relating to the business, operations, financial performance and stock trading history of IPSCO and other selected public companies considered by RBC Capital Markets to be relevant;

•       publicly available information with respect to other transactions of a comparable nature considered by RBC Capital Markets to be relevant;

•       publicly available information regarding the steel and tubular steel industries;

•       representations contained in a certificate addressed to RBC Capital Markets, dated as of May 3, 2007, from senior officers of IPSCO as to the completeness and accuracy of the information upon which RBC Capital Markets’ opinion is based; and

•       such other corporate, industry and financial market information, investigations and analyses as RBC Capital Markets considered necessary or appropriate in the circumstances.

RBC Capital Markets was not, to the best of its knowledge, denied access by IPSCO to any information requested by RBC Capital Markets. As RBC Capital Markets did not meet with the auditors of IPSCO, RBC Capital Markets assumed the accuracy and fair presentation of and relied upon the audited consolidated financial statements of IPSCO and the reports of the auditors thereon.

With our board of directors’ approval and as provided for in the RBC Capital Markets engagement agreement, RBC Capital Markets relied upon the completeness, accuracy and fair presentation of all of the financial and other information, data, advice, opinions or representations obtained by it from public sources, senior management of IPSCO, and their consultants and advisors. RBC Capital Markets’ opinion is conditional upon such completeness, accuracy and fair presentation of such information. RBC Capital Markets did not assume any responsibility for verifying independently the completeness, accuracy or fair presentation of any of such information.

Senior officers of IPSCO represented to RBC Capital Markets in a certificate delivered as of May 3, 2007, among other things, that (i) the information provided orally by, or in the presence of, an officer or employee of IPSCO or in writing by IPSCO or any of its subsidiaries (as such term is defined in the Securities Act (Ontario)) or their respective agents to RBC Capital Markets for the purpose of preparing RBC Capital Markets’ opinion was, at the date the information was provided to RBC Capital Markets, and as of the date of the certificate complete, true and correct in all material respects, and did not contain any untrue statement of a material fact in respect of IPSCO, its subsidiaries or the arrangement and did not omit to state a material fact in respect of IPSCO, its subsidiaries or the arrangement necessary to make the information or any statement contained therein not misleading in light of the circumstances under which the information was provided or any statement was made; and that (ii) since the dates on which the information was provided to RBC Capital Markets, except as disclosed in writing to RBC Capital Markets, there had been no material change, financial or otherwise, in the financial condition, assets, liabilities (contingent or otherwise), business, operations or prospects of IPSCO or any of its subsidiaries and no material change had occurred in the information or any part thereof which would have or which would reasonably be expected to have a material effect on RBC Capital Markets’ opinion.

In preparing its opinion, RBC Capital Markets made several assumptions, including that (i) the internal financial forecasts for IPSCO prepared by management of IPSCO for the years ending December 31, 2007 through December 31, 2011 as well as for an illustrative steady state year thereafter were reasonably prepared on a basis reflecting the best currently available estimates and judgments of IPSCO; (ii) in the course of obtaining any necessary regulatory and third party consents, approvals and agreements for the arrangement, no modification, delay, limitation, restriction or condition will be imposed that will have an adverse effect on IPSCO or the arrangement material to its analyses; (iii) the arrangement agreement, when executed, would conform to the draft reviewed by RBC Capital Markets in all respects material to its analyses and (iv) the arrangement would be consummated in accordance with the terms of the arrangement agreement without waiver, modification or amendment of any term, condition or agreement that is material to its analyses.

RBC Capital Markets’ opinion is rendered on the basis of securities markets, economic, financial and general business conditions prevailing as at the date of RBC Capital Markets’ opinion and the condition and prospects, financial and otherwise, of IPSCO and its subsidiaries and affiliates, as they were reflected in the information provided to RBC Capital Markets and as they have been represented to RBC Capital Markets in discussions with management of IPSCO. In its analyses and in preparing its opinion, RBC Capital Markets made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of RBC Capital Markets or any party involved in the arrangement.

RBC Capital Markets’ opinion is addressed to our board of directors for its use in connection with its evaluation of the arrangement. RBC Capital Markets’ opinion only addresses the fairness from a financial point of view of the consideration to be received by our shareholders under the arrangement and does not address any other terms, aspects or implications of the arrangement or any agreements, arrangement or understanding entered into in connection with the arrangement or otherwise. In addition, RBC Capital Markets’ opinion does not address the relative merits of the arrangement as compared to other transactions or business strategies that may be available to IPSCO nor does it address or constitute a recommendation regarding the decision of our board of directors to approve the arrangement agreement or the decision of IPSCO to engage in the arrangement. RBC Capital Markets’ opinion is not to be construed as advice or a recommendation to our shareholders as to how such shareholders should vote or act on any matter relating to the arrangement. RBC Capital Markets’ opinion was given as of its date and RBC Capital Markets disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting its opinion which may come or be brought to RBC Capital Markets’ attention after the date of its opinion. Without limiting the foregoing, in the event that there is any material change in any fact or matter affecting its opinion after its date, RBC Capital Markets reserves the right to change, modify or withdraw its opinion.

Financial Forecasts

Goldman Sachs and RBC Capital Markets were provided with management estimates, financial forecasts and other financial and operating data concerning IPSCO that were provided by IPSCO’s management. This financial data was prepared for internal budgeting and other purposes, and was not prepared with a view toward public disclosure or with a view toward complying with the published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information or generally accepted accounting principles. The financial forecasts are not facts and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement/circular are cautioned not to place undue reliance on the financial forecasts. These estimates are “forward-looking statements” and actual results may differ materially from them; see “Caution Regarding Forward-Looking Statements and Market Data” on page 18. Neither IPSCO’s independent registered public accounting firm, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the financial forecasts, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the financial forecasts. Except as required by applicable securities laws, IPSCO does not intend to update, or otherwise revise the financial projections presented to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions are shown to be in error.

The following projections, as of April 25, 2007, of IPSCO’s total revenue and EBITDA for the years 2007-2011 and for an illustrative steady state year were provided to our financial advisors and to our board of directors for the purposes of performing financial analyses and assessing the adequacy of the bids received.

	Projections ($ in millions)
	2007	2008	2009	2010	2011	Steady State(1)
Total Revenues	$4,386	$4,823	$5,226	$5,068	$4,944	$4,550
EBITDA(2)	$1,115	$1,462	$1,581	$1,512	$1,535	$1,423

(1) Illustrative year of normalized production and normalized pricing reflecting long term market conditions.

(2) Defined as earnings of IPSCO before interest, taxes, depreciation and amortization. It should be noted that EBITDA is not a measure of performance under generally accepted accounting principles, and should not be considered as an alternative to operating income or net income as a measure of operating performance or cash flows or as a measure of liquidity. Further, management’s calculation of EBITDA may differ from that used by others.

Arrangement Mechanics

The following description is qualified in its entirety by reference to the full text of the plan of arrangement, which is attached as Annex C to this proxy statement/circular. Upon the arrangement becoming effective, the following transactions will occur and will be deemed to occur in the order set out in the plan of arrangement:

•       our shareholder rights plan shall be terminated and each right shall be cancelled without any payment in respect thereof;

•       each outstanding option shall be deemed to be vested and shall be transferred by the holder thereof to IPSCO and cancelled in exchange for a cash payment (less applicable withholdings) by IPSCO equal to the excess (if any) of (i) the product of the number of common shares issuable upon exercise of such option and $160.00, less (ii) the aggregate exercise price (with any Canadian dollar denomination exercise price converted into U.S. dollars based on the Bank of Canada’s published rate of exchange of Canadian dollars for U.S. dollars at noon on the day prior to the effective date) payable under such option by the holder to acquire the common shares upon exercise of such option;

•       each outstanding performance unit for which the maximum number of common shares that could be earned under the applicable performance unit award at the end of the applicable performance period is equal to 100% of the performance units granted under that award shall be deemed to be vested and shall be transferred by the holder thereof to IPSCO and cancelled in exchange for a cash payment equal to the sum of $160.00 plus a cash payment in an amount equal to the aggregate dividends per common share declared by IPSCO (as converted into U.S. dollars based on the Bank of Canada’s published rate of exchange of Canadian dollars for U.S. dollars at noon on the day prior to the effective date) between the commencement date of such award and the effective date of the arrangement, less applicable withholdings;

•       each outstanding performance unit for which the maximum number of common shares that could be earned under the applicable performance unit award at the end of the applicable performance period is equal to 200% of the performance units granted under that award shall be deemed to be vested and shall be transferred by the holder thereof to IPSCO and cancelled in exchange for a cash payment equal to the sum of $320.00 plus an amount in cash equal to two times the aggregate dividends per common share declared by IPSCO (as converted into U.S. dollars based on the Bank of Canada’s published rate of exchange of Canadian dollars for U.S. dollars at noon on the day prior to the effective date) between the commencement date of such award and the effective date of the arrangement, less applicable withholdings;

•       each outstanding deferred share equivalent and deferred share unit shall be transferred by the holder thereof to IPSCO and cancelled in exchange for a cash payment equal to $160.00 per deferred share equivalent or deferred share unit, as applicable, less applicable withholdings;

•       each outstanding restricted share shall be deemed to be vested and the restrictions on the restricted shares shall be deemed to have lapsed and terminated;

•       each outstanding common share (including each outstanding restricted share) other than a common share held by (i) a dissenting holder who is ultimately entitled to be paid the fair value of the common shares held by such dissenting holder, or (ii) SSAB, Acquisition Sub or any of their affiliates (which shall not be exchanged under the arrangement and shall remain outstanding as a common share held by SSAB, Acquisition Sub or any of their affiliates), shall be transferred to Acquisition Sub in exchange for a cash payment by Acquisition Sub equal to $160.00;

•       the names of the holders of the common shares transferred to Acquisition Sub shall be removed from the applicable registers of holders of common shares and Acquisition Sub shall be recorded as the registered holder of the common shares so acquired and shall be deemed the legal and beneficial owner thereof free and clear of any liens, claims, encumbrances, charges, adverse interests or security interests; and

•       our incentive share plan, amended and restated as of March 3, 2005, deferred share unit plan for directors, amended and effective December 31, 2002 and executive deferred compensation incentive plan, effective as of June 1, 2005, shall be terminated.

Delivery of Consideration

At or before the effective time, Acquisition Sub will deliver payment for the common shares to the depositary for the benefit of shareholders and we will pay an amount of cash equal to the cash each holder of an option, performance unit, deferred share equivalent and/or deferred share unit is entitled to receive, if any, under the plan of arrangement.

Upon surrender to the depositary for cancellation of certificate(s) that immediately prior to the effective time represented one or more common shares, together with the letter of transmittal and such additional documents and instruments duly executed and completed as the depositary may reasonably require, the holder of such surrendered certificate(s) shall be entitled to receive in exchange therefor, and the depositary shall (unless instructed otherwise in the letter of transmittal) deliver to such shareholder as soon as practicable after the effective time, a check or other payment of immediately available funds representing the cash that such shareholder has the right to receive under the arrangement, less any amounts withheld, and the certificate(s) so surrendered shall forthwith be cancelled. Until surrendered, each certificate that immediately prior to the effective time represented common shares shall be deemed after the effective time to represent only the right to receive upon such surrender a cash payment in lieu of such certificate, less any amounts withheld, pursuant to the plan of arrangement.

Unless otherwise directed in the letter of transmittal, checks to be issued will be issued in the name of the registered shareholder of the common shares so deposited. Unless the person who deposits the certificates representing the common shares instructs the depositary to hold the check for pick-up by checking the appropriate box in the letter of transmittal, checks will be forwarded by first class mail to the address supplied in the letter of transmittal. If no address is provided, checks will be forwarded to the address of the shareholder as shown on the register of Computershare.

As soon as practicable after the effective date, the depositary shall deliver on our behalf to each holder who immediately before the effective time holds options, performance units, deferred share equivalents and/or deferred share units, as the case may be, as reflected on our books and records, a check representing the payment to which such holder is entitled in accordance with the plan of arrangement (net of any applicable withholdings). Checks will be forwarded by first class mail to the address of the holder as shown in our records.

Any use of mail to transmit certificate(s) for shares and/or letters of transmittal is at the risk of the relevant shareholder. If these documents are mailed, it is recommended that registered mail, with return receipt requested and with proper insurance, be used.

In the event of a transfer of ownership of common shares prior to the effective time that is not registered in our transfer records, a check or other payment of immediately available funds representing the proper amount of cash may be delivered to the transferee if the certificate representing such shares is presented to the depositary, accompanied by all documents required to evidence and effect the transfer prior to the effective time.

The depositary will act as the agent of persons who have deposited shares in connection with the arrangement for the purpose of receiving payment from Acquisition Sub and transmitting payment from Acquisition Sub to such persons, and receipt of payment by the depositary will be deemed to constitute receipt of payment by persons depositing common shares.

If any shareholder fails for any reason to surrender to the depositary for cancellation the certificates formerly representing common shares, together with such other documents or instruments required to entitle the holder to receive the cash payment described above, on or before the sixth anniversary of the effective date, such certificate shall cease to represent a claim by or interest of any former shareholder of any kind or nature. On such anniversary date, all certificates representing common shares and cash to which such former holder was entitled shall be deemed to have been surrendered and forfeited to Acquisition Sub. In addition, any payment made by way of check by the depositary on behalf of Acquisition Sub or on our behalf that has not been deposited or has been returned to the depositary or that otherwise remains unclaimed, in each case on or before the sixth anniversary of the effective date of the arrangement, shall cease to represent a right or claim of any kind or nature and the right of the shareholder or holder of options, performance units, deferred share equivalents and/or deferred share units, to receive the consideration to which they are entitled pursuant to the plan of arrangement shall terminate and be deemed to be surrendered and forfeited to Acquisition Sub or to us, as applicable.

IPSCO, SSAB, Acquisition Sub and the depositary will be entitled to deduct and withhold from any consideration otherwise payable to a shareholder or holder of options, performance units, deferred share equivalents and/or deferred share units, as the case may be, such amounts as we, SSAB, Acquisition Sub or the depositary is required or permitted to deduct and withhold with respect to such payment under applicable laws and all such withheld amounts will be remitted to the appropriate governmental authority in the prescribed manner and within the prescribed time.

The depositary will receive reasonable and customary compensation for its services in connection with the arrangement, will be reimbursed for certain out of pocket expenses and will be indemnified by us against certain liabilities under applicable securities laws and expenses in connection therewith.

Under no circumstances will interest on the consideration payable under the arrangement accrue or be paid to persons depositing common shares, regardless of any delay in making such payment.

Certain Effects of the Arrangement

If the arrangement resolution is approved by our shareholders and the other conditions to closing of the arrangement are either satisfied or (to the extent permitted by law) waived, Acquisition Sub, a subsidiary of SSAB created solely for the purpose of engaging in the transactions contemplated by the arrangement agreement, will acquire all of our outstanding common shares. When the arrangement is completed, our common shares will no longer be publicly traded and we will become an indirect subsidiary of SSAB. Therefore, our shareholders will not participate in our future earnings growth and will not benefit from any appreciation in our value.

Our common shares are currently registered under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act, and are traded on the NYSE and the TSX under the symbol “IPS.” As a result of the arrangement, we will become an indirect subsidiary of SSAB, our common shares will cease to be traded on the NYSE and the TSX and there will be no public market for our common shares. In addition, registration of our common shares under the Exchange Act will be terminated, and we will no longer be required to file periodic reports with the SEC, except as may be required under our 8.75% senior notes due 2013. We will also make an application to cease to be a reporting issuer (or equivalent) under the securities legislation of each of the provinces and territories in Canada.

Effects on Us if the Arrangement is Not Completed

If the arrangement resolution is not approved by our shareholders or if the arrangement is not completed for any other reason, our shareholders will not receive any payment for their common shares in connection with the arrangement. Instead, we will remain an independent public company, and our common shares will continue to be traded on the NYSE and the TSX. In addition, if the arrangement is not completed, we expect that management will operate our business in a manner similar to that in which it is being operated today and that our shareholders will continue to be subject to the same risks and opportunities to which they are currently subject.

Accordingly, if the arrangement is not consummated, there can be no assurance as to the effect of these risks and opportunities on the future value of your common shares. If the arrangement is not completed, our board of directors will continue to evaluate and review our business operations, properties, dividend policy and capitalization, among other things, and will make such changes as are deemed appropriate. It will also continue to consider strategic alternatives for our company. If the arrangement resolution is not approved by our shareholders or if the arrangement is not consummated for any other reason, the market price of our common shares may decline to the extent that the current market price of our shares reflects market assumption that the arrangement will be completed. In addition, if the arrangement resolution is not approved by our shareholders or if the arrangement is not consummated for any other reason, there can be no assurance that any other transaction acceptable to us will be offered or that our business, prospects or results of operations will not be adversely impacted.

If the arrangement agreement is terminated under certain circumstances we will be obligated to pay a termination fee of 3.0% of the aggregate consideration payable by SSAB for the common shares pursuant to the arrangement to SSAB and/or reimburse the reasonable out of pocket fees and expenses incurred by SSAB, Acquisition Sub and their respective affiliates in connection with the arrangement and any transactions contemplated thereby (including reasonable legal fees and expenses) up to a maximum of $10 million. For a description of the circumstances triggering payment of the termination fee, see “The Arrangement Agreement—Termination Fee” on page 70 and “The Arrangement Agreement—Expense Reimbursement” on page 71.

Interests of Our Directors and Executive Officers in the Arrangement

In addition to their interests in the arrangement as shareholders, certain of our directors and executive officers have interests in the arrangement that differ from, or are in addition to, your interests as a shareholder. In considering the unanimous recommendation of our board of directors to vote “FOR” the approval of the arrangement resolution, you should be aware of these interests. Our board of directors was aware of, and considered the interests of, our directors and executive officers in approving and adopting the arrangement agreement, the arrangement and the transactions contemplated by the arrangement agreement. Except as described below, such persons have, to our knowledge, no material interest in the arrangement that differs from your interests generally.

Options

The plan of arrangement provides that each outstanding option shall be deemed to be vested and shall be transferred to IPSCO and cancelled in exchange for a cash payment, less applicable withholdings, equal to the excess, if any, of (i) the product of the number of common shares issuable upon the exercise of such option and $160.00, less (ii) the aggregate exercise price (with any Canadian dollar denomination exercise price converted into U.S. dollars based on the Bank of Canada’s published rate of exchange of Canadian dollars for U.S. dollars at noon on the day prior to the effective date) payable under such option by the holder to acquire the common shares upon exercise of such option.

Based on the number and exercise prices of vested and unvested options held on April 30, 2007 by our directors and executive officers (including options that are expected to vest prior to the arrangement and those that are expected to vest as a result of the arrangement), as set forth in the following table, our directors and executive officers will receive the following amounts (net of per share exercise price and before applicable withholding taxes) in settlement of their respective options, if the arrangement is completed:

	Options that Have Vested and Are Exercisable(1)		Options that Are Expected to Vest as a Result of the Arrangement		Totals
Name	Shares	Payment	Shares	Payment	Total Shares	Total Payment
David Britten	26,000	$3,777,422	—	—	26,000	$3,777,422
Michael Grandin	5,000	$728,790	—	—	5,000	$728,790
Juanita Hinshaw	5,000	$675,236	—	—	5,000	$675,236
Burton Joyce	500	$68,109	—	—	500	$68,109
Jack Michaels	500	$68,109	—	—	500	$68,109
Allan Olson	500	$68,109	—	—	500	$68,109
Richard Sim	4,500	$629,603	—	—	4,500	$629,603
Gordon Thiessen	1,500	$204,328	—	—	1,500	$204,328
Total	43,500	$6,219,706	—	—	43,500	$6,219,706

(1) All options were issued in Canadian dollars. Payments upon exercise of outstanding options were calculated using an exchange rate of 1.1101 Canadian dollars per U.S. dollar (Bank of Canada’s published closing rate of exchange of Canadian dollars for U.S. dollars on April 30, 2007).

Performance Units, Deferred Share Units, Deferred Share Equivalents and Restricted Shares

The plan of arrangement provides that each outstanding performance unit for which the maximum number of common shares that could be earned under the applicable performance unit award at the end of the applicable performance period is equal to 100% of the performance units granted under that award shall be deemed to be vested and shall be transferred to IPSCO and cancelled in exchange for a cash payment, less applicable withholdings, equal to the sum of $160.00 plus a cash payment in an amount equal to the aggregate dividends per common share declared by IPSCO (as converted into U.S. dollars based on the Bank of Canada’s published rate of exchange of Canadian dollars for U.S. dollars at noon on the day prior to the effective date) between the commencement date of such award and the effective date of the arrangement.

The plan of arrangement provides that each outstanding performance unit for which the maximum number of common shares that could be earned under the applicable performance unit award at the end of the applicable performance period is equal to 200% of the performance units granted under that award shall be deemed to be vested and shall be transferred to IPSCO and cancelled in exchange for a cash payment, less applicable withholdings, equal to the sum of $320.00 plus a cash payment in an amount equal to two times the aggregate dividends per common share declared by IPSCO (as converted into U.S. dollars based on the Bank of Canada’s published rate of exchange of Canadian dollars for U.S. dollars at noon on the day prior to the effective date) between the commencement date of such award and the effective date of the arrangement.

The plan of arrangement provides that each outstanding deferred share equivalent and deferred share unit shall be transferred to IPSCO and cancelled in exchange for a cash payment in the amount of $160.00 per deferred share equivalent or deferred share unit, as applicable, less applicable withholdings.

Pursuant to the plan of arrangement, each outstanding restricted share will unconditionally vest and all restrictions on the restricted shares will be deemed to have lapsed and terminated. Each such share will be transferred to Acquisition Sub in exchange for a cash payment in the amount of $160.00, less applicable withholdings.

As of April 30, 2007, the following directors and executive officers held the number of performance units, deferred share units, deferred share equivalents and restricted shares set forth below. If the arrangement is completed, each director and executive officer listed below is expected to receive the following amounts in cash determined as noted above:

	Performance Units / Deferred Share Units / Deferred Share Equivalents		Restricted Shares
Name	Unit / Equivalent	Amount	Shares	Amount	Total Payment
Vicki Avril	20,509	$3,281,499	24,740	$3,958,400	$7,239,899
David Britten	13,248	$2,119,680	15,824	$2,531,840	$4,651,520
Leslie Lederer	8,879	$1,420,640	4,440	$710,320	$2,130,960
Peter MacPhail	25,280	$4,044,800	—	—	$4,044,800
Greg Maindonald	6,307	$1,009,120	7,154	$1,144,560	$2,153,680
Raymond Rarey	8,640	$1,382,400	10,320	$1,651,200	$3,033,600
Joseph Russo	11,520	$1,843,200	13,760	$2,201,600	$4,044,800
David Sutherland	53,488	$8,558,032	64,547	$10,327,520	$18,885,552
John Tulloch	21,600	$3,456,000	21,600	$3,456,000	$6,912,000
Michael Grandin	6,454	$1,032,634	—	—	$1,032,634
Juanita Hinshaw	6,632	$1,061,185	—	—	$1,061,185
Burton Joyce	25,745	$4,119,225	—	—	$4,119,225
Jack Michaels	19,253	$3,080,466	—	—	$3,080,466
Bernard Michel	11,364	$1,818,282	—	—	$1,818,282
Allan Olson	9,429	$1,508,661	—	—	$1,508,661
Art Price	12,117	$1,938,790	—	—	$1,938,790
Richard Sim	18,661	$2,985,696	—	—	$2,985,696
Gordon Thiessen	12,735	$2,037,541	—	—	$2,037,541
Murray Wallace	11,438	$1,830,025	—	—	$1,830,025
John Zaozirny	10,228	$1,636,533	—	—	$1,636,533
Total	313,527	$50,164,409	162,385	$25,981,440	$76,145,849

Change in Control/Severance Payments

We previously entered into change in control agreements with certain of our executive officers that provide for severance payments by us upon termination of the executive officer’s employment without “cause” or by the executive officer upon the occurrence of certain events specified in the agreement, termed for purposes of this disclosure as “good reason.”  Vicki Avril, David Britten, Leslie Lederer, Greg Maindonald, Raymond Rarey, Joseph Russo, David Sutherland, John Tulloch and Tim Wensits are our executive officers who are party to change in control agreements with us. Under the change in control agreements, if an executive officer’s employment is terminated by the Company during a two-year period following a change in control event, or within six months prior to a change in control event, for any reason other than for cause, or if the executive officer resigns for “good reason”, he or she will be entitled to severance compensation as follows:

•       a lump sum payment equal to the sum of base salary plus target bonus, multiplied by 2.5 (3.0 in the case of Mr. Sutherland);

•       continuation of life insurance, medical and dental benefits for 2.5 years (3.0 years in the case of Mr. Sutherland);

•       credit for service for the purposes of any pension benefit plan in which the senior officer participates for 2.5 years (3.0 years in the case of Mr. Sutherland);

•      immediate vesting of any options, restricted shares and performance units that are unvested; and

•       confirmation of the continuation of any salary deferral programs.

The agreements also provide for reimbursement, on an after-tax basis, for any excise taxes imposed by Section 4999 of the United States Internal Revenue Code, which we refer to as the “Code”, related to excess parachute payments or Section 409A of the Code related to any nonqualified deferred compensation created under the agreements.

Benefits under the agreement are payable regardless of the former officer seeking or obtaining employment following termination.

The following table summarizes the cash payments and value of continued benefits, as outlined above, that would be made to each executive officer party to a change in control agreement if the executive officer’s agreement was triggered by certain terminations by IPSCO or the executive officer following the arrangement. For purposes of this calculation, we have assumed the executive officer’s salary, bonus amounts, the target bonus as in effect on the date hereof, and a theoretical termination date of August 1, 2007.

Name	Amount of Potential Cash Severance Payment	Estimated Value of Continued Benefits	Estimated Tax Gross Up Payment
Vicki Avril	$1,380,000	$1,994,442	$1,382,036
David Britten	$1,068,750	$2,174,943	$1,174,997
Leslie Lederer	$1,087,500	$1,114,689	$851,027
Greg Maindonald	$735,000	$2,060,680	$1,137,044
Raymond Rarey	$843,750	$1,162,524	$766,731
Joseph Russo	$1,117,500	$1,446,436	—
David Sutherland	$3,060,000	$6,399,513	$3,404,422
John Tulloch	$1,460,000	$2,454,416	—
Tim Wensits	$750,000	$29,068	—
Total	$11,502,500	$18,836,710	$8,716,258

For purposes of the change in control agreements “cause” includes (1) executive’s willful failure to carry out executive’s duties, responsibilities or tasks after written notice of failure to do so and a reasonable time to correct such failure, (2) willful gross misconduct, gross negligence or commission of a criminal act by the executive involving our property or affairs or in the carrying out of executive’s duties, or (3) willful conduct demonstrably and materially injurious to us. Events constituting “good reason” generally means the occurrence of the following events following a change in control:  a material reduction in the executive’s position, reporting relationship, responsibilities or authority; material reduction in overall cash compensation or aggregate value of the executive’s benefits programs; or a requirement that the executive relocate more than 40 miles from the executive’s principal office.

Employment-Related Provisions of the Arrangement Agreement

The plan of arrangement contains provisions restricting our ability to provide certain increases in compensation and benefits prior to the closing of the arrangement. We have, however, taken and/or reserved the right to take the following actions which may benefit certain employees (including our executive officers):

•       We intend to enter into appropriate retention arrangements with certain key employees who do not have employment agreements in an aggregate amount not to exceed $2 million.

•       Our board of directors plans to amend our U.S. supplemental executive retirement plan to (i) provide for a lump sum payment of the present value of the benefits payable under the plan to be deposited into a trust referenced in the plan upon consummation of a change in control, (ii) permit commencement of benefits funded into the trust to participants in the plan who are less than age 55 and (iii) permit participants to elect, prior to December 31, 2007, to take their accrued benefits in a lump sum upon retirement, or termination following a change in control.

•       We may authorize a pool of compensation to certain employees or officers for transaction bonuses in an amount not to exceed $1 million in the aggregate.

•       We may pay both officer and employee participants in our annual incentive plans the incentives that are earned for 2007 and payable in 2008.

•       To take into account the possibility that the arrangement will be consummated in 2007, we intend to amend each one-year performance award granted in February 2007 under our short-term incentive plan to provide that such award will be paid out at closing, assuming a performance that is no greater than 90% of last year’s performance, in an amount equal to the maximum payout, prorated based on the number of months elapsed at closing.

•       In connection with the transaction, we may amend certain loans to certain employees to provide that such loans will not accelerate in the event of a termination of employment following consummation of the arrangement, but will remain outstanding and otherwise payable on the terms and conditions set forth therein.

We may pay cash awards in an aggregate amount not to exceed $3.5 million in lieu of awards of performance units that would otherwise have been granted after the date of the arrangement pursuant to our incentive share plan.

Directors’ and Officers’ Indemnification and Insurance

SSAB has agreed to cause IPSCO after the arrangement to indemnify and hold harmless, to the fullest extent permitted under applicable law (including with respect to the advancement of expenses as incurred), each of our present and former directors and officers and the directors and officers of our subsidiaries, against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or related to such director’s or officer’s service as a director or officer of IPSCO or our subsidiaries.

Prior to the consummation of the arrangement, IPSCO will obtain and fully pay the premium for the extension of the directors’ and officers’ liability coverage of our existing directors’ and officers’ insurance policies and our existing fiduciary liability insurance policies, in each case for a claims reporting or discovery period of at least six years from and after the effective time with respect to any claim related to any period or time at or prior to the effective time. The insurance coverage will be obtained from an insurance carrier with the same or better credit rating as our current insurance carrier with respect to directors’ and officers’ liability insurance and fiduciary liability insurance with terms, conditions, retentions and limits of liability that are no less advantageous than the coverage provided under our existing policies.

If IPSCO for any reason fails to obtain such insurance policies, known as “tail” insurance policies, as of the effective time, then IPSCO must maintain in effect for a period of at least six years from and after the effective time the insurance policies that were in place as of the date of the arrangement agreement, or purchase comparable insurance policies for such six-year period, with terms, conditions, retentions and limits of liability that are at least as favorable as provided in our existing policies, provided that in no event is SSAB or IPSCO required to expend for such policies an annual premium amount in excess of 300% of the annual premiums currently paid by IPSCO for such insurance. If the annual premiums of such insurance coverage exceed such amount, IPSCO must obtain a policy with the greatest coverage available for a cost not exceeding such amount.

Dissenting Holders’ Rights

Pursuant to section 190 of the CBCA, as modified by the plan of arrangement and the interim order, our shareholders have the right to dissent from the arrangement and to receive a cash payment for the determined fair value of their common shares determined as of the day prior to approval of the arrangement resolution. The fair value under section 190 of the CBCA could be greater than, equal to or less than the $160.00 in cash per common share that our shareholders are entitled to receive in the arrangement. Shareholders that wish to exercise their dissenting holders’ rights must not vote in favor of the approval of the arrangement resolution and must strictly comply with all of the procedures required by the CBCA, as modified by the plan of arrangement and the interim order. The procedures are described in this proxy statement/circular, and the provisions of the CBCA that grant dissenting holders’ rights are attached as Annex F to this proxy statement/circular. You are encouraged to read these provisions carefully and in their entirety.

Material Tax Consequences of the Arrangement

Material United States Federal Income Tax Consequences of the Arrangement

The following is a summary of the material U.S. federal income tax consequences to holders of our common shares that receive cash in exchange for their common shares pursuant to the arrangement. This summary does not purport to consider all aspects of U.S. federal income taxation that might be relevant to our holders. For purposes of this discussion, we use the term “U.S. Holder” to mean a beneficial owner of common shares that is, for U.S. federal income tax purposes:

•       a citizen or resident of the United States;

•       a corporation (or other entity taxable as a corporation) created or organized under the laws of the United States or any of its political subdivisions; or

•       an estate or trust that is subject to U.S. federal income tax on its income regardless of its source.

If a partnership (including an entity taxable as a partnership for U.S. federal income tax purposes) holds common shares, the tax treatment of a partner generally will depend on the status of the partners and the activities of the partnership. Partnerships holding common shares and their partners should consult their own tax advisors.

This discussion is based on current law, which is subject to change, possibly with retroactive effect. It applies only to holders who hold common shares as capital assets, and may not apply to common shares received in connection with the exercise of employee stock options or otherwise as compensation, holders who validly exercise their dissenting holders’ rights or to certain types of holders who may be subject to special rules (such as insurance companies, banks, tax-exempt organizations, financial institutions, broker-dealers, partnerships, S corporations or other pass-through entities, mutual funds, traders in securities who elect the mark-to-market method of accounting, holders subject to the alternative minimum tax, U.S. Holders that have a functional currency other than the U.S. dollar, holders that own or are deemed to own 10% or more, by voting power or value, of our common shares or holders who hold common shares as part of a hedge, straddle or a constructive sale or conversion transaction). This discussion also does not address any aspect of state, local or foreign tax laws. Please see “Material Canadian Federal Income Tax Consequences of the Arrangement.”

Exchange of Common Shares for Cash Pursuant to the Arrangement.   The exchange of common shares by a U.S. Holder for cash pursuant to the arrangement will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. Holder whose common shares are exchanged for cash pursuant to the arrangement will recognize capital gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received and the U.S. Holder’s adjusted tax basis in such common shares. Gain or loss will be determined separately for each block of common shares (i.e., common shares acquired at the same cost in a single transaction). Such gain or loss will be long-term capital gain or loss provided that a U.S. Holder’s holding period for such common shares is more than one year at the time of the consummation of the arrangement. Long-term capital gains of individuals are eligible for reduced rates of taxation. There are limitations on the deductibility of capital losses.

Backup Withholding and Information Reporting.   A U.S. Holder of our common shares will be subject to information reporting on the cash received pursuant to the arrangement unless such U.S. Holder is an “exempt recipient,” such as a domestic corporation. In addition, such payments may be subject to backup withholding unless the U.S. Holder or other payee establishes that it is an exempt recipient or provides its correct taxpayer identification number (social security number, in the case of an individual, or employer identification number in the case of other U.S. Holders) and certain other information under penalties of perjury. To avoid backup withholding, each U.S. Holder and, if applicable, each other payee, should complete, sign and return to the exchange agent for the arrangement the substitute Form W-9 that such U.S. Holder will receive with the letter of transmittal following completion of the arrangement. Any amounts withheld under the backup withholding rules are not additional taxes and may be refunded or credited against a U.S. Holder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS in a timely manner.

The U.S. federal income tax consequences described above are not intended to constitute a complete description of all tax consequences relating to the arrangement. Because individual circumstances may differ, each holder should consult their own tax advisor regarding the applicability of the rules discussed above and the particular tax effects of the arrangement in light of such holder’s particular circumstances, the application of state, local and foreign tax laws, and, if applicable, the tax consequences of the receipt of cash in connection with equity compensation and benefit plans.

Material Canadian Federal Income Tax Consequences of the Arrangement

The following summary describes the principal Canadian federal income tax considerations generally applicable to a beneficial owner of common shares who disposes of common shares pursuant to the arrangement and who, at all relevant times and for purposes of the application of the Tax Act, (1) deals at arm’s length with IPSCO, SSAB and Acquisition Sub; (2) is not affiliated with IPSCO, SSAB or Acquisition Sub; and (3) holds the common shares as capital property, which we refer to as a “holder”. Generally, the common shares will be capital property to a holder provided the holder does not hold those shares in the course of carrying on a business or as part of an adventure or concern in the nature of trade.

This summary is not applicable to a shareholder who acquired its common shares upon the exercise of an option. This summary does not address the tax consequences of the arrangement to holders of options, performance units, deferred share equivalents, deferred share units or restricted shares. Such holders and participants should consult their own tax advisors.

This summary is not applicable to a shareholder that is a “specified financial institution” or to a shareholder an interest in which is a “tax shelter investment”, as defined in the Tax Act, or, for purposes of certain rules applicable to securities held by financial institutions (referred to as the “mark-to-market” rules), a “financial institution”, as defined in the Tax Act. Such shareholders should consult their own tax advisors.

This summary is based on the current provisions of the Tax Act and counsel’s understanding of the current administrative and assessing practices and policies of the Canada Revenue Agency published in writing prior to the date hereof. This summary takes into account all specific proposals to amend the Tax Act publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof, which we refer to as the “proposed amendments”, and assumes that all proposed amendments will be enacted in the form proposed. However, no assurances can be given that the proposed amendments will be enacted as proposed, or at all. This summary does not otherwise take into account or anticipate any changes in law or administrative or assessing practice whether by legislative, regulatory, administrative or judicial action nor does it take into account tax legislation or considerations of any province, territory or foreign jurisdiction, which may be different from those discussed herein.

This summary is of a general nature only and is not, and is not intended to be, legal or tax advice to any particular shareholder. This summary is not exhaustive of all Canadian federal income tax considerations. Accordingly, shareholders should consult their own tax advisors having regard to their own particular circumstances.

Currency Conversion

For the purpose of the Tax Act, all amounts relating to the acquisition, holding or disposition of the common shares must be converted into Canadian dollars based on the prevailing exchange rates at the relevant times.

Shareholders Resident in Canada

This portion of the summary is generally applicable to a holder who, at all relevant times, for purposes of the application of the Tax Act, is, or is deemed to be, resident in Canada, which we refer to as a “resident holder”. Certain resident holders whose common shares might not otherwise be capital property may, in certain circumstances, be entitled to have the common shares and all other “Canadian securities”, as defined in the Tax Act, owned by such resident holder deemed to be capital property by making the irrevocable election permitted by subsection 39(4) of the Tax Act. The election has effect for the taxation year in which it is made, and in all subsequent taxation years.

Disposition of Common Shares

Generally, a resident holder who disposes of common shares under the arrangement will realize a capital gain (or capital loss) equal to the amount, if any, by which the amount received for such shares under the arrangement, net of any reasonable costs of disposition, exceeds (or is less than) the adjusted cost base to the resident holder of the common shares immediately before the disposition.

Generally, a resident holder is required to include in computing the resident holder’s income for a taxation year one-half of the amount of any capital gain, which we refer to as a “taxable capital gain”. Subject to and in accordance with the provisions of the Tax Act, a resident holder is required to deduct one-half of the amount of any capital loss, which we refer to as an “allowable capital loss”, realized in a taxation year from taxable capital gains realized by the resident holder in the year and allowable capital losses in excess of such taxable capital gains may be carried back and deducted in any of the three preceding taxation years or carried forward and deducted in any subsequent taxation year against net taxable capital gains realized in such years.

A resident holder that is a Canadian-controlled private corporation (as defined in the Tax Act) will be liable for an additional refundable 6 2/3 % tax in respect of taxable capital gains realized on the disposition of its common shares.

The amount of any capital loss realized by a resident holder that is a corporation on the disposition of a common share may be reduced by the amount of any dividends received (or deemed to be received) by it on such common share to the extent and under the circumstances described in the Tax Act. Similar rules may apply where a common share is owned by a partnership or trust of which a corporation, trust or partnership is a member or beneficiary. Such resident holders should consult their own advisors.

Dissenting Resident Holders

Under the arrangement, a resident holder who exercises dissent rights, which we refer to as a “resident dissenting holder”, will be deemed to have transferred such holder’s common shares to Acquisition Sub in exchange for payment by Acquisition Sub of the fair value of such common shares. In general, a resident dissenting holder will realize a capital gain (or capital loss) equal to the amount by which the amount received by the resident dissenting holder in respect of the fair value of such holder’s common shares (other than in respect of interest awarded by a court), net of any reasonable costs of disposition, exceeds (or is less than) the adjusted cost base to the resident dissenting holder of such common shares. See “Disposition of Common Shares” above. Interest awarded by a court to a resident dissenting holder will be included in the shareholder’s income for the purposes of the Tax Act.

Shareholders Not Resident in Canada

This portion of the summary is generally applicable to a holder who, at all relevant times, for purposes of the application of the Tax Act, is not, and is not deemed to be, resident in Canada and does not use or hold the common shares in a business carried on in Canada, which we refer to as a “non-resident holder”. Special rules, which are not discussed in this summary, may apply to certain holders that are insurers carrying on an insurance business in Canada and elsewhere.

Disposition of Common Shares

A non-resident holder will not be subject to tax under the Tax Act on any capital gain realized on a disposition of common shares under the arrangement unless (i) the shares are “taxable Canadian property” to the non-resident holder at the effective time for purposes of the Tax Act and (ii) the non-resident holder is not entitled to relief under an applicable income tax convention between Canada and the country in which the non-resident holder is resident.

Generally, the common shares will not constitute taxable Canadian property to a non-resident holder at the effective time provided that (1) the common shares are listed on a prescribed stock exchange (which includes the NYSE and the TSX) at that time, and (2) the non-resident holder, persons with whom the non-resident holder does not deal at arm’s length, or the non-resident holder together with all such persons, have not owned 25% or more of the issued shares of any class or series of the capital stock of IPSCO at any time during the 60-month period that ends at the effective time. Notwithstanding the foregoing, in certain circumstances set out in the Tax Act, common shares could be deemed to be taxable Canadian property.

Even if common shares are considered to be taxable Canadian property of a non-resident holder at the effective time, any capital gain realized by the non-resident holders on a disposition of the common shares under the arrangement may be exempt from tax under the Tax Act pursuant to the terms of an applicable income tax treaty. Non-resident holders should consult their own tax advisors with respect to the availability of any relief under the terms of any applicable income tax treaty in their particular circumstances. If the common shares constitute taxable Canadian property of a non-resident holder and any capital gain realized by the non-resident holder on the disposition of common shares under the arrangement is not exempt from tax under the Tax Act by virtue of an applicable income tax treaty, then the tax consequences described above under the heading “Shareholders Resident in Canada—Disposition of Common Shares” will generally apply.

Dissenting Non-Resident Holders

Under the arrangement, a non-resident holder who exercises dissent rights, which we refer to as a “non-resident dissenting holder”, will be deemed to have transferred such holder’s common shares to Acquisition Sub in exchange for payment by Acquisition Sub of the fair value of such common shares. In general, the tax treatment of a non-resident dissenting holder will be similar to that of a non-resident holder who participates in the arrangement. See “Disposition of Common Shares” above.

The amount of any interest awarded by a court to a non-resident dissenting holder will be subject to Canadian withholding tax at a rate of 25% unless the rate is reduced under the provisions of an applicable income tax treaty. Non-resident dissenting holders should consult their own tax advisors with respect to the availability of any relief under the terms of an applicable income tax treaty in their particular circumstances.

Regulatory Approvals

We and SSAB will not complete the arrangement unless we receive the regulatory approvals specified in the arrangement agreement as conditions to closing of the arrangement and/or until the expiration of all applicable waiting periods, namely antitrust approvals under the Competition Act (Canada) and the HSR Act, as well as approvals under the Investment Canada Act.

We and SSAB have further agreed to use our best efforts to take or cause to be taken all actions necessary, proper or advisable consistent with the applicable provisions in the arrangement agreement to obtain all necessary regulatory approvals as soon as practicable.

In addition, we and SSAB have agreed to use our best efforts to resolve any objection, suit, action or proceeding asserted, instituted or threatened by any governmental authority challenging the transactions contemplated under the arrangement agreement, so as to allow the effective time to occur prior to the end date. SSAB, in exercising its best efforts, has also agreed, and agreed to cause its subsidiaries and controlled affiliates to, take all necessary actions, including agreeing to hold separate or to divest any of the businesses or properties or assets of SSAB or any of its affiliates (including any assets acquired or to be acquired by SSAB pursuant to the arrangement), to terminate any existing relationships and contractual rights and obligations, and to enter into licensing arrangements or undertakings, as may be required by the applicable governmental authority in order to resolve such objections that such governmental authority may have to such transactions under the HSR Act, the Competition Act (Canada) or any other applicable competition law, to avoid the entry of or to have any order restricting the transactions under the arrangement agreement lifted, mitigated or reversed, and to obtain approval under the Investment Canada Act.

Financing Arrangements

Financing the Arrangement

SSAB estimates the total amount of funds necessary to be paid to our shareholders and the holders of our other equity-based interests to complete the arrangement is approximately $7.66 billion. Additional funds will be required to pay fees and expenses in connection with the arrangement, the financing arrangements and the related transactions. Additional funds may be required to refinance our existing indebtedness that may be required to be repaid, or that SSAB may elect to repay in connection with the arrangement. These payments are expected to be funded by SSAB using available cash and the debt financing described below.

Debt Financing

On May 18, 2007, SSAB entered into a facility agreement with the debt commitment parties, and Citibank Global Markets Limited, Handelsbanken Capital Markets, Svenska Handelsbanken AB (publ) and The Royal Bank of Scotland plc, as mandated lead arrangers. Under the facility agreement, SSAB may borrow up to $7.55 billion in senior term loans for the purpose of making the payments to our shareholders and holders of our other equity-based interests to complete the arrangement, paying fees and expenses in connection with the arrangement, the financing arrangements and the related transactions and an additional $1.25 billion in revolving loans which can be used to refinance our existing indebtedness that may be required to be repaid or that SSAB may elect to repay in connection with the arrangement, subject to the terms and conditions of the facility agreement. In addition, as of April 30, 2007, SSAB had approximately $148 million of available cash that it may use to fund any portion of the payments to our shareholders and holders of our other equity-based interests necessary to complete the arrangement, to pay fees and expenses in connection with the arrangement, the financing arrangements and the related transactions, and to refinance our existing indebtedness.

The facility agreement includes customary representations and warranties, covenants, events of default and conditions precedent. The conditions precedent include, among other things, the following:

•       that neither SSAB nor Acquisition Sub is insolvent;

•       that SSAB and Acquisition Sub have paid all amounts due under the facility agreement; and

•       other customary conditions for acquisition financings.

We cannot assure you that the conditions precedent contained in the facility agreement will be met. As of the date of this proxy statement/circular, no alternative financing arrangements or alternative financing plans have been made if the debt financing described herein is not available as anticipated. However, as noted below the availability of financing to SSAB is not a condition to the closing of the arrangement.

If all other conditions to the closing of the arrangement have been satisfied, SSAB will be required to consummate the arrangement regardless of whether SSAB has obtained debt financing on the terms and conditions described herein, and the failure by SSAB to consummate the arrangement in such circumstances would constitute a breach of the arrangement agreement.

THE ARRANGEMENT AGREEMENT

The arrangement agreement and the plan of arrangement are the legal documents that govern the arrangement. This section of the proxy statement/circular describes the material provisions of the arrangement agreement but may not contain all of the information about the arrangement agreement that is important to you. The arrangement agreement is included as Annex B to this proxy statement/circular to provide you with information regarding its terms and is incorporated into this proxy statement/circular by reference. We encourage you to read the arrangement agreement in its entirety. It is an agreement that establishes and governs the legal relationships between us and SSAB with respect to the transactions described in this proxy statement/circular. It is not intended to be a source of factual, business or operational information about us or SSAB. The representations, warranties and covenants made by us and SSAB are qualified and subject to important limitations agreed to by us and SSAB. Furthermore, the representations and warranties may be subject to a contractual standard of materiality or material adverse effect applicable to us and SSAB that may be different from those that are applicable to you or may be used to allocate risk between us and SSAB rather than establishing matters of fact. Some of these representations and warranties may not have been accurate or complete as of any specified date and do not purport to be accurate or complete as of the date of this proxy statement/circular. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise.

Form of the Arrangement

Subject to the terms and conditions of the arrangement agreement and in accordance with Canadian law, at the effective time, among other things, Acquisition Sub will acquire all of our common shares pursuant to the plan of arrangement attached hereto as Annex C. We will become an indirect subsidiary of SSAB.

Effective Date and Effective Time of the Arrangement

The arrangement agreement provides that the effective date is the date shown on the certificate of arrangement issued by the Director appointed pursuant to the CBCA. The effective time means 12:01 a.m. (Toronto time) on the effective date.

Purchase Price

At the effective time, each of our outstanding common shares, other than (1) common shares owned directly by SSAB or Acquisition Sub and (2) common shares held by dissenting shareholders who duly exercise their dissenting holders’ rights under Canadian law and do not withdraw and are not deemed to have withdrawn their dissent, will be transferred to Acquisition Sub for $160.00 per common share in cash, less applicable withholdings. Our shareholders will receive the purchase price per common share after exchanging their stock certificates in accordance with the instructions contained in the letter of transmittal accompanying this proxy statement/circular. The price of $160.00 per common share was determined through negotiations between SSAB and us.

SSAB, Acquisition Sub, IPSCO and the depositary will be entitled to deduct and withhold from the consideration otherwise payable to any holder of our common shares, options, performance units, deferred share equivalents, deferred share units and restricted shares such amounts that SSAB, Acquisition Sub, IPSCO or the depositary determines are required or permitted to be deducted or withheld with respect to such payment under the Income Tax Act (Canada) or the U.S. Internal Revenue Code of 1986, as amended, or any other applicable federal, provincial, territorial, state, local or foreign or other tax law.

Effect on Options and Other Awards

Options.   Pursuant to the plan of arrangement, each outstanding option shall be deemed to be vested and shall be transferred to IPSCO and cancelled in exchange for a cash payment, less applicable withholdings, equal to the excess, if any, of (i) the product of the number of common shares issuable upon the exercise of such option and $160.00, less (ii) the aggregate exercise price (with any Canadian dollar denomination exercise price converted into U.S. dollars based on the Bank of Canada’s published rate of exchange of Canadian dollars for U.S. dollars at noon on the day prior to the effective date) payable under such option by the holder to acquire the common shares upon exercise of such option.

Performance Units.   Pursuant to the plan of arrangement, each outstanding performance unit for which the maximum number of common shares that could be earned under the applicable performance unit award at the end of the applicable performance period is equal to 100% of the performance units granted under that award shall be deemed to be vested and shall be transferred to IPSCO and cancelled in exchange for a cash payment, less applicable withholdings, equal to the sum of $160.00 plus a cash payment in an amount equal to the aggregate dividends per common share declared by IPSCO (as converted into U.S. dollars based on the Bank of Canada’s published rate of exchange of Canadian dollars for U.S. dollars at noon on the day prior to the effective date) between the commencement date of such award and the effective date of the arrangement.

Pursuant to the plan of arrangement, each outstanding performance unit for which the maximum number of common shares that could be earned under the applicable performance unit award at the end of the applicable performance period is equal to 200% of the performance units granted under that award shall be deemed to be vested and shall be transferred to IPSCO and cancelled in exchange for a cash payment, less applicable withholdings, equal to the sum of $320.00 plus a cash payment in an amount equal to two times the aggregate dividends per common share declared by IPSCO (as converted into U.S. dollars based on the Bank of Canada’s published rate of exchange of Canadian dollars for U.S. dollars at noon on the day prior to the effective date) between the commencement date of such award and the effective date of the arrangement.

Deferred Share Equivalents and Deferred Share Units.   Pursuant to the plan of arrangement, each outstanding deferred share equivalent and deferred share unit shall be transferred to IPSCO and cancelled in exchange for a cash payment in the amount of $160.00 per deferred share equivalent or deferred share unit, as applicable, less applicable withholdings.

Restricted Shares.   Pursuant to the plan of arrangement, each outstanding restricted share will be deemed to be vested and all restrictions on the restricted shares will be deemed to have lapsed and terminated. Each such share will be transferred to Acquisition Sub in exchange for a cash payment in the amount of $160.00, less applicable withholdings.

Representations and Warranties

The arrangement agreement contains representations and warranties made by us to SSAB and representations and warranties made by SSAB to us. The assertions embodied in those representations and warranties were made solely for purposes of the arrangement agreement and may be subject to important qualifications and limitations agreed by the parties in connection with negotiating its terms. Moreover, some of those representations and warranties may not have been accurate or complete as of any particular date and do not purport to be accurate or complete as of the date of this proxy statement/circular because they are subject to a contractual standard of materiality or material adverse effect different from that generally applicable to public disclosures to shareholders or used for the purpose of allocating risk between the parties to the arrangement agreement rather than establishing matters of fact. For the foregoing reasons, you should not rely on the representations and warranties contained in the arrangement agreement as statements of factual information at the time they were made or otherwise.

In the arrangement agreement, IPSCO and SSAB each made representations and warranties relating to, among other things:

•       corporate organization and existence;

•       corporate power and authority to enter into and perform its obligations under, and enforceability of, the arrangement agreement;

•       governmental authorization;

•       the absence of conflicts with or defaults under organizational documents, other contracts and applicable laws;

•      information supplied for inclusion in this proxy statement/circular; and

•       finders’ fees.

In the arrangement agreement, SSAB also made representations and warranties relating to:

•       the absence of litigation or governmental orders that would prevent or materially delay the arrangement;

•       the availability of the funds necessary to perform its obligations under the arrangement agreement; and

•       ownership of our common shares.

IPSCO also made representations and warranties relating to:

•       our capitalization;

•       our subsidiaries;

•       documents filed with the SEC and the Ontario Securities Commission, our internal control over financial reporting and disclosure controls and procedures and compliance with the Sarbanes-Oxley Act;

•       our financial statements;

•       absence of certain changes or events since December 31, 2006;

•       undisclosed liabilities;

•       compliance with applicable laws;

•       litigation;

•       tax matters;

•       compliance with the Employee Retirement Income Securities Act of 1974, as amended, and other employee benefit matters;

•       environmental matters;

•       real property matters;

•       title to assets;

•       material contracts;

•       anti-takeover statutes;

•       the receipt by the board of directors of fairness opinions from our financial advisors; and

•       intellectual property matters.

Many of our representations and warranties and certain of the conditions to complete the arrangement are qualified by a “material adverse effect” clause, which means, in the case of IPSCO, (1) any event, change or effect that, when taken individually or together with all other adverse effects, is, or is reasonably likely to prevent consummation of the transactions contemplated in the arrangement agreement or otherwise to prevent IPSCO from performing its obligations under the arrangement agreement; or (2) a material adverse effect on the financial condition, business, capitalization, assets, liabilities or results of operations of IPSCO and its subsidiaries, taken as a whole, except any such effect resulting from or arising in connection with (a) changes in U.S. generally accepted accounting principles or changes in regulatory accounting requirements applicable to any industry in which we or any of our subsidiaries operate; (b) changes in applicable law or interpretations thereof by any governmental authority; (c) changes in global, national or regional political conditions (including the outbreak of war or acts of terrorism) or in general economic, business, regulatory, political or market conditions or in national or global financial markets; (d) any change generally affecting any of the industries in which IPSCO or any of its subsidiaries operate; (e) the execution, announcement or performance of the arrangement agreement or consummation of the transactions contemplated thereby, including any loss or threatened loss of, or adverse change or threatened adverse change in, the relationship of IPSCO or any of its subsidiaries with its customers, employees, financing sources, distributors or suppliers; (f) any change in the market price or trading volume of the equity securities of IPSCO, or any suspension of trading in securities generally on any securities exchange on which the equity securities of IPSCO trade (it being understood that the causes underlying such change in market price may constitute a material adverse effect); (g) the failure of IPSCO in and of itself to meet any internal or public projections, forecasts or estimates of revenues or earnings (it being understood that the causes underlying such failure may constitute a material adverse effect); (h) any actions taken (or omitted to be taken) at the request of SSAB; or (i) any action taken by IPSCO or any of its subsidiaries which is required pursuant to the arrangement agreement, except, in the cases of clauses (a), (b), (c) and (d), to the extent such effects referred to therein would be reasonably likely to have a materially disproportionate impact on the financial condition, business, assets, liabilities or results of operations of IPSCO and its subsidiaries, taken as a whole.

Conduct of Business Prior to Closing

We have agreed in the arrangement agreement that, until the consummation of the arrangement, except as contemplated by the arrangement agreement, as required by applicable law or governmental authority or as agreed with SSAB, we and our subsidiaries will:

•      conduct our operations in the ordinary course and consistent with past practice; and

•       use our commercially reasonable efforts to preserve intact our business organizations and relationships with third parties and to keep available the services of our present officers and employees.

We have also agreed that, until the consummation of the arrangement, except as contemplated by the arrangement agreement, as required by applicable law or governmental authority or as agreed with SSAB, we and our subsidiaries will not:

•       amend our articles of incorporation, by-laws or other similar organizational documents;

•       split, combine, or reclassify any of our capital stock;

•       set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of our capital stock, except for:

•        dividends by any of our wholly-owned subsidiaries and

•        our regularly quarterly cash dividend not in excess of CDN$0.20 per share per quarter;

•       redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any of our securities;

•       issue, deliver or sell, or authorize the issuance, delivery or sale of, any shares of any of capital stock, or any options, warrants or similar rights exercisable for or convertible into such capital stock, of us or any of our subsidiaries, other than the issuance of common shares upon the exercise of options that are outstanding on the date of the arrangement agreement in accordance with the terms of those options on the date of the arrangement and any securities of our subsidiaries to us or any other wholly owned subsidiary;

•       amend any term of any of our securities;

•       acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any material amount of assets, securities, properties, interests or businesses, other than the acquisition of raw materials and supplies in the ordinary course of business consistent with past practice;

•       sell, transfer, assign, deliver, lease, license, sublicense, mortgage, pledge, encumber or otherwise dispose (in whole or in part), or create, incur, assume or subject any lien on, any of our material assets, securities, properties, interests, businesses or rights (including any intellectual property) (it being understood and agreed that our “Q&T Line” at Mobile shall constitute a material asset for these purposes), other than the sale of inventories and products and non-exclusive licenses of intellectual property, in each case which are made in the ordinary course of business consistent with past practice;

•       other than in the ordinary course of business consistent with past practice, make any material loans, advances, financial commitments or capital contributions to, or investments in, any other person or authorize or make any capital expenditures;

•       create, incur, assume, suffer to exist or otherwise be liable with respect to any material indebtedness for borrowed money or guarantees thereof other than in the ordinary course of business and in amounts and on terms consistent with past practice;

•       enter into any agreement or arrangement that limits or otherwise restricts us in any material respect or that would, after the effective time, limit or restrict in any material respect us, SSAB or any of our respective affiliates, from engaging or competing in any line of business, in any location or with any person;

•       waive, release or assign any of our material rights, claims or benefits;

•       grant or increase any severance or termination pay to (or amend any existing arrangement with) any director, officer or employee other than in the ordinary course of business consistent with past practice;

•       increase benefits payable under any existing severance or termination pay policies or employment agreements other than in the ordinary course of business consistent with past practice;

•       enter into any employment, deferred compensation or other similar agreement (or amend any such existing agreement) with or hire or terminate the employment (except for just cause) of any director, officer or employee other than in the ordinary course of business consistent with past practice;

•       establish, adopt or amend (except as required by applicable law) any collective bargaining, bonus, profit-sharing, thrift, pension, retirement, deferred compensation, compensation, option, restricted stock or other benefit plan or arrangement covering any director, officer or employee other than in the ordinary course of business consistent with past practice;

•       increase compensation, bonus or other benefits payable to any director, officer or employee other than in the ordinary course of business consistent with past practice;

•       enter into any employment, deferred compensation or other similar agreement (or amend any such existing agreement) with any director, officer or employee who is compensated at a salary or rate of compensation of $150,000 or more per year;

•       make any material change in IPSCO’s methods of accounting, except as required by concurrent changes in U.S. generally accepted accounting principles, or pursuant to written instructions, comments or orders from the SEC, the Ontario Securities Commission or any applicable securities regulatory authority of the other provinces and territories of Canada;

•       other than in the ordinary course consistent with past practice: (i) enter into certain material contracts; (ii) modify, amend in any material respect, transfer or terminate any material contract or waive, release or assign any material rights or claims thereto or thereunder; (iii) enter into or extend any lease with respect to our real property; (iv) modify, amend, transfer in any way or terminate any of our intellectual property agreements, standstill or confidentiality agreements with any third party, or waive, release or assign any material rights or claims thereto or thereunder; or (v) enter into, modify, amend, transfer or terminate any contract to provide exclusive rights or obligations;

•       change any method of tax accounting, make or change any material tax election, file any materially amended tax return, settle or compromise any material tax liability, agree to an extension or waiver of the statute of limitations with respect to the assessment or determination of taxes, enter into any closing agreement with respect to any tax or surrender any right to claim a material tax refund, except in each case in the ordinary course of business and in a manner consistent with past practice;

•       pay, discharge, satisfy or settle any litigation or waive, assign or release any material rights or claims except, in the case of litigation, any litigation which settlement would not: (i) impose any injunctive or similar order on us or restrict in any material respect our business or (ii) exceed $10 million in cost or value to us;

•       effectuate a “plant closing” or “mass layoff” as those terms are defined in the Worker Adjustment and Retraining Notification Act or any similar state or local law, affecting in whole or in part any of our sites of employment, facilities, operating units or employees;

•       take any action or fail to take any action that is intended to, or would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impede our ability to consummate the arrangement or the other transactions contemplated by the arrangement agreement; or

•       agree, resolve or commit to do any of the foregoing.

Agreement to Take Further Action and to Use Best Efforts

Subject to the terms and conditions set forth in the arrangement agreement, we and SSAB have agreed to use our respective best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things proper or advisable under applicable law to consummate the transactions contemplated by the arrangement agreement, including:

•       preparing and filing as promptly as practicable with any governmental authority or other third party all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents; and

•       obtaining and maintaining all approvals, consents, registrations, permits, authorizations and other confirmations required to be obtained from any governmental authority or other third party that are proper or advisable to consummate the transactions contemplated by the arrangement agreement.

If any objections are asserted with respect to the transactions contemplated by the arrangement agreement under any applicable law or if any action, suit or other proceeding is instituted or threatened by any governmental authority or any private party challenging any of the transactions contemplated thereby as violative of any applicable law, we and SSAB have agreed to use our respective best efforts promptly to resolve such objections. To this end, SSAB has agreed, in exercising its best efforts, to hold separate or to divest any of the businesses or properties or assets of SSAB or any of its affiliates (including any assets acquired or to be acquired by SSAB pursuant to the arrangement).

Financing

Cooperation of IPSCO

We have agreed to, and have agreed to cause our subsidiaries to (and to use our commercially reasonable efforts to cause our and their respective representatives to) provide such cooperation as may be reasonably requested by SSAB in connection with the arrangement of debt financing, including:

•       entering into customary agreements, including underwriting and purchase agreements, in connection with the debt financing;

•       participating in meetings, due diligence sessions and road shows;

•       assisting with the preparation of materials for rating agency presentations, private placement memoranda, prospectuses and similar documents;

•      obtaining comfort letters of accountants and legal opinions; and

•       furnishing SSAB with documents and information regarding us and our subsidiaries as may be reasonably requested by SSAB.

Under the terms of the arrangement agreement, we are not required to provide financing assistance if such assistance would (i) unreasonably interfere with our ongoing operations or give rise to costs or expenses that are not advanced or promptly reimbursed by SSAB, (ii) cause any representation or warranty in the arrangement agreement to be breached, (iii) cause any condition to closing of the arrangement set forth in the arrangement agreement to fail to be satisfied or otherwise cause any breach of the arrangement agreement or any material agreement to which we are a party or (iv) involve any binding commitment by us which commitment is not conditioned on the closing of the arrangement and does not terminate without liability to us upon the termination of the arrangement agreement.

Debt Offer

The closing of the arrangement will constitute a “change of control” under our outstanding 8.75% senior notes due 2013, which we refer to as the “senior notes”. Unless the senior notes are redeemed in accordance with their terms prior to the closing of the arrangement, IPSCO will be obligated to make an offer to purchase the senior notes within 30 days following the closing of the arrangement at a purchase price equal to 101% of the principal amount plus accrued interest. If requested by SSAB, we are required to cooperate with SSAB in an offer to purchase on or immediately prior to the effective date of the arrangement all of the outstanding aggregate principal amount of our senior notes or any other action with respect to the senior notes reasonably requested by SSAB; provided that (i) in no case will we be required to accept for payment senior notes prior to the effective time and (ii) SSAB agrees to reimburse us and hold us harmless from and against any liabilities, losses, costs and expenses incurred in connection with such offer.

Repayment of Senior Indebtedness

If requested by SSAB, on or immediately prior to the effective time, we are required to use our commercially reasonable efforts to deliver to SSAB copies of payoff letters (subject to delivery of funds as arranged by SSAB) from the administration agent under (a) the Credit Agreement dated as of December 1, 2006 among IPSCO, Bank of America, N.A., and the other parties thereto, (b) the $350,000,000 Bridge Loan Agreement dated as of December 1, 2006 among IPSCO, Bank of America, N.A., and the other parties thereto, and (c) all indebtedness for borrowed money (other than the senior notes), and shall use our commercially reasonable efforts to make arrangements for the release of all liens and other security over our properties and assets securing such obligations on or immediately prior to the effective date (subject to delivery of funds as arranged by SSAB).

Conditions to the Arrangement

Conditions to Each Party’s Obligations.   Each party’s obligation to complete the arrangement is subject to the satisfaction or waiver of the following conditions:

•       the approval and adoption of the arrangement resolution by our shareholders at the special meeting in accordance with the interim order;

•       the interim order and the final order shall each have been obtained on terms consistent with the arrangement agreement and in a form satisfactory to each of IPSCO and SSAB, acting reasonably, and shall not have been set aside or modified in a manner unacceptable to such parties, acting reasonably;

•       no applicable law shall prohibit the consummation of the arrangement or result in any judgment or assessment of damages, directly or indirectly, which, individually or in the aggregate, has or would reasonably be expected to have a material adverse effect with respect to IPSCO;

•       any applicable waiting period under the HSR Act shall have expired or been terminated;

•       requisite approval under the Competition Act (Canada) shall have been obtained;

•      requisite approval under the Investment Canada Act shall have been obtained; and

•       all approvals, consents, registrations, permits, authorizations and other confirmations required to be obtained from any governmental authority (as defined in the arrangement agreement) or other third party that are necessary, proper or advisable to consummate the arrangement and the failure of which to obtain, individually or in the aggregate, would be reasonably expected to have a material adverse effect with respect to IPSCO, shall have been obtained.

Conditions to SSAB’s and Acquisition Sub’s Obligations.   SSAB’s and Acquisition Sub’s obligations to complete the arrangement are subject to the satisfaction or waiver of the following conditions:

•       IPSCO shall have performed in all material respects all of our obligations under the arrangement agreement to be performed by IPSCO at or prior to the effective time;

•       subject to certain materiality thresholds, the representations and warranties of IPSCO set forth in the arrangement agreement must be true and correct as of the date of the arrangement agreement and as of the effective time as though made on and as of the effective time (except that representations and warranties that by their terms speak specifically as of the date of the arrangement agreement or another date must be true and correct as of such date); and

•       there shall not have occurred or been discovered any change, event, circumstance or development that has had, or would be reasonably expected to have, individually or in the aggregate, a material adverse effect with respect to IPSCO.

Conditions to IPSCO’s Obligations.   Our obligation to effect the arrangement is subject to the satisfaction or waiver of the following conditions:

•       each of SSAB and Acquisition Sub shall have performed in all material respects all of its obligations under the arrangement agreement required to be performed by it at or prior to the effective time;

•       the representations and warranties of SSAB and Acquisition Sub contained in the arrangement agreement shall be true in all material respects at and as of the effective time as if made at and as of such time (except that representations and warranties that by their terms speak specifically as of the date of the arrangement agreement or another date shall be true and correct as of such date); and

•       Acquisition Sub shall have deposited with the depositary under the arrangement agreement in escrow at or prior to the time of filing of the articles of arrangement the funds required to effect payment in full for all of the securities to be acquired pursuant to the arrangement and the depositary shall have confirmed to us the receipt of these funds.

As a result of the conditions to the completion of the arrangement, even if the requisite shareholder approval is obtained, there can be no assurance that the arrangement will be completed.

Restrictions on Solicitations of Other Offers

Commencing on the date of the arrangement agreement, we have agreed not to:

•       solicit, initiate or take any action to facilitate or encourage the submission of any offer, proposal or inquiry from any third party relating to an acquisition proposal;

•       enter into or participate in any discussions or negotiations with, furnish any information relating to IPSCO or any of its subsidiaries or afford access to the business, properties, assets, books or records of IPSCO or any of its subsidiaries to, otherwise cooperate in any way with any offer, proposal or inquiry from any third party relating to an acquisition proposal;

•       fail to make, or withdraw or modify in a manner adverse to SSAB, the board of directors’ recommendation that shareholders approve the arrangement resolution or recommend an acquisition proposal; or

•       enter into any agreement in principle, letter of intent, term sheet or other similar instrument relating to an acquisition proposal.

Notwithstanding these restrictions, at any time prior to the approval of the arrangement resolution by our shareholders, we are permitted to engage in discussions or negotiations with, or provide information with respect to IPSCO to, and otherwise cooperate with or assist any third party to the extent that we have received an acquisition proposal and our board of directors determines in good faith, after consultation with its financial advisors and outside counsel, that:

•       the acquisition proposal constitutes or could reasonably be expected to result in a superior proposal; and

•       the failure to take such action could reasonably be expected to be inconsistent with its fiduciary duties under applicable law.

In such cases, we will not, and will not allow our representatives to, disclose any non-public information to such person without entering into a confidentiality agreement that contains provisions that are no less favorable in the aggregate to us than those contained in the confidentiality agreement entered into with SSAB (provided that such agreement may contain a less restrictive or no standstill restriction, in which case the confidentiality agreement between us and SSAB shall be deemed amended to contain only such less restrictive provision, or to omit such provision, as applicable). Also, we will promptly provide to SSAB any material non-public information concerning us or our subsidiaries provided to such other person that was not previously provided to SSAB.

We will promptly (within one business day) notify SSAB in the event we receive an acquisition proposal, including the material terms and conditions thereof, and will, at SSAB’s request, inform SSAB orally and in writing as to the status, including any changes to the material terms, of such acquisition proposal.

An “acquisition proposal” means, other than the transactions contemplated by the arrangement agreement, any offer, proposal or inquiry from any third party relating to (A) any acquisition or purchase, direct or indirect, of 25% or more of the consolidated assets of IPSCO and its subsidiaries or 25% or more of any voting securities of IPSCO or any of its subsidiaries whose net revenue, net income or assets, individually or in the aggregate, constitute 25% or more of the consolidated net revenue, net income or assets, as applicable, of IPSCO, (B) any tender offer, take-over bid or exchange offer that, if consummated, would result in such third party beneficially owning 25% or more of any class of equity or voting securities of IPSCO or any of its subsidiaries whose net revenue, net income or assets, individually or in the aggregate, constitute 25% or more of the consolidated net revenue, net income or assets, as applicable, of IPSCO or (C) a plan of arrangement, merger, consolidation, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving IPSCO or any of its subsidiaries whose net revenue, net income or assets, individually or in the aggregate, constitute 25% or more of the consolidated net revenue, net income or assets, as applicable, of IPSCO.

A “superior proposal” means a bona fide written acquisition proposal that our board of directors in good faith determines, would, if consummated, result in a transaction that is more favorable from a financial point of view to our shareholders (in their capacity as shareholders) than the transactions contemplated by the arrangement agreement (x) after receiving the advice of its financial advisor, (y) after taking into account the likelihood of consummation of such transaction on the terms set forth therein (as compared to the terms in the arrangement agreement) and (z) after taking into account all appropriate legal (with the advice of outside counsel), financial (including the financing terms of any such proposal), regulatory or other aspects of such proposal and any other relevant factors permitted by applicable law; provided that for purposes of the definition of “superior proposal”, the references to “25% or more” in the definition of acquisition proposal shall be deemed to be references to “a majority” and the definition of acquisition proposal shall only refer to a transaction or series of transactions (i) directly involving IPSCO (and not exclusively its subsidiaries) or (ii) involving a sale or transfer of all or substantially all of the assets of IPSCO and its subsidiaries, taken as a whole.

Recommendation Withdrawal/Termination in Connection with a Superior Proposal

The arrangement agreement requires us to duly call and hold a meeting of our shareholders to approve and adopt the arrangement resolution. In this regard, our board of directors has resolved to recommend that our shareholders approve and adopt the arrangement resolution. However, at any time prior to the approval and adoption of the arrangement resolution by our shareholders, if we receive an acquisition proposal that our board of directors concludes in good faith, after consultation with its financial advisors, constitutes a superior proposal (after giving effect to any adjustments to the terms of the arrangement agreement offered by SSAB), our board of directors may withdraw or modify in a manner adverse to SSAB its recommendation that our shareholders approve and adopt the arrangement resolution (or recommend an alternative acquisition proposal or take any action or make any statement inconsistent with its recommendation that our shareholders approve and adopt the arrangement resolution), and/or terminate the arrangement agreement and enter into a definitive agreement with respect to a superior proposal if the board of directors determines in good faith, after consultation with its outside counsel, that the failure to take such action could be inconsistent with its fiduciary duties under applicable law.

To the extent the board proposes to take the foregoing actions with regard to its recommendation, it may only do so after:

•                    IPSCO gives written notice to SSAB at least five business days in advance of its intention to change its recommendation or terminate the arrangement agreement (with an additional three business days’ notice in the event of any material revisions to the applicable superior proposal);

•                    IPSCO causes its financial and legal advisors to negotiate, in good faith during such five-day period with SSAB (to the extent SSAB desires to negotiate) to make such adjustments in the terms and conditions of the arrangement agreement so that such acquisition proposal ceases, in the judgment of the board of directors to constitute a superior proposal; and

•                    SSAB does not make, within five business days of receipt of such written notice, an offer that our board of directors determines in good faith, after consultation with its financial advisors, is at least as favorable to the shareholders as such superior proposal.

In addition, we are not entitled to enter into any agreement with respect to a superior proposal unless the arrangement agreement has been or is concurrently terminated in accordance with its terms and we have concurrently paid to SSAB the termination fee equal to 3.0% of the aggregate consideration payable by SSAB for the common shares pursuant to the arrangement as described in further detail in “—Termination Fee”.

Termination of the Arrangement Agreement

The arrangement agreement may be terminated at any time prior to the effective time, whether before or after shareholder approval has been obtained:

•       By either IPSCO or SSAB, if:

•        the arrangement is not completed on or before the February 1, 2008 end date; provided, that if on such date the conditions to the consummation of the arrangement relating to the expiration of the HSR Act waiting period, Competition Act (Canada) approval or Investment Canada Act approval have not been satisfied but all other conditions to the consummation of the arrangement have been satisfied (or in the case of conditions that by their terms are to be satisfied at the time of consummation of the arrangement, shall be capable of being satisfied on February 1, 2008), then, on either IPSCO’s or SSAB’s election, the end date shall be extended to and including April 20, 2008, so long as the failure of the arrangement to be completed by such date is not the result of, or caused by, the failure of the terminating party to comply with the terms of the arrangement agreement;

•        there shall be any applicable law that makes consummation of the arrangement illegal or otherwise prohibits or enjoins IPSCO or SSAB from consummating the arrangement and such enjoinment is final and nonappealable; or

•        the arrangement resolution fails to receive the requisite vote for approval at the special meeting or at any adjournment or postponement thereof in accordance with the interim order.

•       By SSAB, if:

•        the IPSCO board of directors fails to make, withdraws or modifies in a manner adverse to SSAB, its recommendation that IPSCO’s shareholders approve the arrangement, or recommends a third party acquisition proposal, or publicly proposes to do the same;

•        IPSCO breaches or fails to perform any of its representations, warranties, covenants or agreements under the arrangement agreement in a manner that would give rise to the failure of certain conditions to closing and IPSCO is incapable of curing such breach by the end date; provided that neither SSAB nor Acquisition Sub is then in breach of the arrangement agreement so as to cause certain conditions to closing to not be satisfied; or

•        IPSCO willfully and materially breaches certain of its obligations with respect to the non-solicitation of acquisition proposals from third parties in any respect adverse to SSAB or Acquisition Sub.

•       By IPSCO if:

•        prior to approval of the arrangement resolution in order to enter into an agreement with respect to a superior proposal, but only to the extent IPSCO concurrently with such termination pays to SSAB the termination fee required under the arrangement agreement; or

•        SSAB or Acquisition Sub has breached any of its representations, warranties, covenants or agreements under the arrangement agreement in a manner that would give rise to the failure of certain conditions to closing and SSAB or Acquisition Sub is incapable of curing such breach by the end date, provided that IPSCO is not in breach of the arrangement agreement so as to cause certain conditions to closing not to be satisfied.

Termination Fee

Payable by IPSCO

The arrangement agreement provides that IPSCO will be required to pay SSAB a termination fee equal to 3.0% of the aggregate consideration payable by SSAB for the common shares pursuant to the arrangement agreement upon termination of the arrangement agreement in the following circumstances:

•       SSAB terminates the arrangement agreement because our board of directors fails to make, withdraws or modifies in a manner adverse to SSAB, its recommendation that IPSCO’s shareholders approve the arrangement resolution, or recommends a third party acquisition proposal, or publicly proposes to do the same;

•       SSAB terminates the arrangement agreement because IPSCO willfully and materially breaches certain of its obligations with respect to the non-solicitation of acquisition proposals from third parties in any respect adverse to SSAB or Acquisition Sub; or

•       IPSCO terminates the arrangement agreement prior to the special meeting to enter into an agreement with respect to a superior proposal.

IPSCO will also be required to pay SSAB a fee equal to 3.0% of the aggregate consideration payable by SSAB for the common shares pursuant to the arrangement if either SSAB or IPSCO terminates the arrangement agreement as a result of the end date being reached or because IPSCO’s shareholders do not approve the arrangement resolution and (i) a bona fide third party acquisition proposal was publicly made prior to the termination and (ii) pursuant to an agreement entered into within 12 months of termination, IPSCO consummates any alternative transaction.

Expense Reimbursement

If SSAB, Acquisition Sub or we terminate the arrangement agreement (or could have terminated the arrangement agreement) because the arrangement resolution fails to receive the requisite vote for approval at the special meeting (including any adjournment or postponement thereof) in accordance with the interim order under circumstances in which the termination fee is not payable, then we are required to pay as directed by SSAB in writing as promptly as possible (but in any event within two business days) following receipt of an invoice therefor all of SSAB’s and Acquisition Sub’s actual and reasonably documented out-of-pocket fees and expenses (including reasonable legal fees and expenses) actually incurred by SSAB, Acquisition Sub and their respective affiliates on or prior to the termination of the agreement in connection with the transactions contemplated by the agreement, which amount shall not be greater than $10,000,000, which we refer to as “SSAB expenses”; provided that the existence of circumstances that could require the termination fee subsequently to become payable shall not relieve our obligation to pay the SSAB expenses; and provided, further that the payment by us of the SSAB expenses shall not relieve us any subsequent obligation to pay the termination fee, except to the extent provided by the terms of the termination fee.

Directors’ and Officers’ Indemnification and Insurance

SSAB has agreed, and agreed to cause IPSCO, after the arrangement to indemnify and hold harmless, to the fullest extent permitted under applicable law (including with respect to the advancement of expenses as incurred), each of our present and former directors and officers and the directors and officers of our subsidiaries, against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or related to such director’s or officer’s service as a director or officer of IPSCO or our subsidiaries.

Prior to the consummation of the arrangement, IPSCO will obtain and fully pay the premium for the non-cancellable extension of the directors’ and officers’ liability coverage of our existing directors’ and officers’ insurance policies and our existing fiduciary liability insurance policies, in each case for a claims reporting or discovery period of at least six years from and after the effective time with respect to any claim related to any period or time at or prior to the effective time. The insurance coverage will be obtained from an insurance carrier with a comparable credit rating as our current insurance carrier with respect to directors’ and officers’ liability insurance and fiduciary liability insurance with terms, conditions, retentions and limits of liability that are no less advantageous in the aggregate than the coverage provided under our existing policies.

If IPSCO for any reason fails to obtain such insurance policies, known as “tail” insurance policies, as of the effective time, then IPSCO must maintain in effect for a period of at least six years from and after the effective time the insurance policies that were in place as of the date of the arrangement agreement, or purchase comparable insurance policies for such six-year period, with terms, conditions, retentions and limits of liability that are no less advantageous in the aggregate than the coverage provided under our existing policies, provided that in no event is SSAB or IPSCO required to expend for such policies an annual premium amount in excess of 300% of the annual premiums currently paid by IPSCO for such insurance. If the annual premiums of such insurance coverage exceed such amount, IPSCO must obtain a policy with the greatest coverage available for a cost not exceeding such amount.

Employee Benefits

For a period of twelve months following the effective time, we and SSAB have agreed to provide to each of IPSCO’s and our subsidiaries’ employees compensation not less than, and benefits that in the aggregate are substantially similar to, the compensation provided to each such employee immediately prior to the effective time. This obligation excludes, for all purposes, equity-based compensation. The aforementioned obligations, however, do not give any of our employees any right to continued employment or impair in any way our right to terminate the employment of any employee.

We and SSAB have agreed that all of our and our subsidiaries’ current and former employees will receive full credit for service with IPSCO, our subsidiaries, affiliates and predecessors for purposes of eligibility, vesting and benefit accrual (but not including accrual of benefits under any defined benefit pension plan) under the employee benefit plans and arrangements maintained by us or SSAB in which such employees participate after the effective time.

With respect to all welfare benefit plans maintained by us or our subsidiaries or SSAB for the benefit of employees of us or any of our subsidiaries on and after the effective time, IPSCO and SSAB will cause there to be waived any eligibility requirements or pre-existing condition limitations and to give effect, in determining any deductible and maximum out-of-pocket limitations, to amounts paid by such employees with respect to similar plans maintained by us prior to the effective time.

Our Shareholder Rights Plan

Our board of directors has resolved to defer the “separation time” (as defined in our shareholder rights plan) so that none of the execution, delivery and performance of the arrangement agreement will cause the rights to become exercisable. Our shareholder rights plan will be terminated at the effective time as part of the plan of arrangement and the rights will expire in their entirety at the effective time without any payment being made in respect thereof.

Public Announcements

We and SSAB have agreed to obtain the approval, not to be unreasonably withheld or delayed, of the other party prior to making any public announcement or statement with respect to the transactions contemplated by the arrangement or the arrangement agreement, except for such releases or announcements which may be required by law or the requirements of any national securities exchange or association. In each event, we and SSAB will consult with each other prior to issuing any such public announcement.

Amendment, Extension and Waiver

Subject to the provisions of the interim order and applicable law, the parties may amend or waive any provision of the arrangement agreement prior to the effective time, but only if such amendment or waiver is in writing and is signed. In the case of an amendment, the writing must be signed by each party to the arrangement agreement. In the case of a waiver, the writing must be signed by each party against whom the waiver is to be effective.

Dissenting Holders’ Rights

The discussion set forth below is not a complete summary regarding your dissenting holders’ rights under Canadian law and is qualified in its entirety by reference to the text of the relevant provisions of Canadian law, which are attached to this proxy statement/circular as Annex F. Shareholders intending to exercise dissenting holders’ rights should carefully review Annex F. Failure to follow precisely any of the statutory procedures set forth in Annex F may result in a termination or waiver of these rights.

Section 190 of the CBCA provides registered shareholders with the right to dissent from certain resolutions that effect extraordinary corporate transactions or fundamental corporate changes. The interim order expressly provides registered shareholders with the right to dissent from the arrangement resolution pursuant to section 190 of the CBCA, with modifications to the provisions of section 190 as provided in the plan of arrangement and the interim order. Under the CBCA, if registered shareholders properly exercise dissenting holders’ rights, IPSCO would be required to pay the fair value of the common shares to the dissenting holders, whereas under the plan of arrangement such payment will be made by Acquisition Sub. In addition, section 190 of the CBCA provides that in order to dissent, a written objection must be received by us at or before the special meeting, whereas the plan of arrangement provides that a written objection must be received by us no later than 5:00 p.m. (Toronto time) on the last business day preceding the special meeting. Any registered shareholder who properly dissents from the arrangement resolution in compliance with section 190 of the CBCA, as modified by the plan of arrangement and the interim order, will be entitled, in the event the arrangement becomes effective, to be paid the fair value of common shares held by such dissenting holder, determined as of the close of business on the day before the day the arrangement resolution is adopted. Shareholders are cautioned that fair value could be determined to be less than the $160.00 payable pursuant to the terms of the arrangement.

Section 190 of the CBCA provides that a shareholder may only make a claim under that section with respect to all of the common shares of a class held by the shareholder on behalf of any one beneficial owner and registered in the shareholder’s name. One consequence of this provision is that only a registered shareholder may exercise the dissenting holders’ rights in respect of common shares that are registered in that shareholder’s name.

In many cases, common shares beneficially owned by a non-registered shareholder are registered either (a) in the name of an intermediary or (b) in the name of a clearing agency (such as CDS or DTC) of which the intermediary is a participant. Accordingly, a non-registered shareholder will not be entitled to exercise its dissenting holders’ rights directly (unless the common shares are re-registered in the non-registered shareholder’s name). A non-registered shareholder who wishes to exercise dissenting holders’ rights should immediately contact the intermediary with whom the non-registered shareholder deals in respect of its common shares and either (i) instruct the intermediary to exercise the dissenting holders’ rights on the non-registered shareholder’s behalf (which, if the common shares are registered in the name of CDS, DTC or other clearing agency, may require that such common shares first be re-registered in the name of the intermediary), or (ii) instruct the intermediary to re-register such common shares in the name of the non-registered shareholder, in which case the non-registered shareholder would be able to exercise the dissenting holders’ rights directly.

A registered shareholder who wishes to dissent must provide a dissent notice to IPSCO (a) at 1500—1874 Scarth Street, Regina, Saskatchewan S4P 4E9 (Attention: Corporate Secretary) or (b) by facsimile transmission to (630) 810-4602 (Attention: Corporate Secretary) no later than [•] ([•] time) on [•], 2007 (or [•] ([•] time) on the day which is one business day immediately preceding any adjourned or postponed special meeting). Failure to comply strictly with these dissent procedures may result in the loss or unavailability of the right to dissent.

The filing of a dissent notice does not deprive a registered shareholder of the right to vote at the special meeting. However, the CBCA provides, in effect, that a registered shareholder who has submitted a dissent notice and who votes for the arrangement resolution will no longer be considered a dissenting holder. The CBCA does not provide, and IPSCO will not assume, that a proxy submitted instructing the proxyholder to vote against the arrangement resolution, or a vote against the arrangement resolution constitutes a dissent notice, but a registered shareholder need not vote its common shares against the arrangement resolution in order to dissent. Similarly, the revocation of a proxy conferring authority on the proxyholder to vote for the arrangement resolution does not constitute a dissent notice. However, any proxy granted by a registered shareholder who intends to dissent, other than a proxy that instructs the proxyholder to vote against the arrangement resolution, should be validly revoked in order to prevent the proxyholder from voting such common shares in favor of the arrangement resolution and thereby causing the registered shareholder to forfeit its dissenting holders’ rights. See “The Special Meeting”.

IPSCO (or its successor) is required, within ten (10) days after the shareholders adopt the arrangement resolution, to notify each dissenting holder that the arrangement resolution has been adopted. Such notice is not required to be sent to any shareholder who voted for the arrangement resolution or who has withdrawn its dissent notice.

A dissenting holder who has not withdrawn its dissent prior to the special meeting must then, within twenty (20) days after receipt of notice that the arrangement resolution has been adopted, or if the dissenting holder does not receive such notice, within twenty (20) days after learning that the arrangement resolution has been adopted, send to IPSCO care of Computershare a written notice, which we refer to as a “demand for payment”, containing its name and address, the number of common shares in respect of which he or she dissents, which we refer to as the “dissenting shares”, and a demand for payment of the fair value of such common shares. Within thirty (30) days after sending the demand for payment, the dissenting holder must send to IPSCO or Computershare certificates representing common shares in respect of which he or she dissents. Computershare will endorse on share certificates received from a dissenting holder a notice that the holder is a dissenting holder and will forthwith return the share certificates to the dissenting holder. A dissenting holder who fails to make a demand for payment in the time required or to send certificates representing dissenting shares has no right to make a claim under section 190 of the CBCA.

Under section 190 of the CBCA, as modified by the plan of arrangement and interim order, after sending a demand for payment, a dissenting holder ceases to have any rights as a shareholder in respect of its dissenting shares other than the right to be paid the fair value of the dissenting shares as determined pursuant to the interim order, unless (i) the dissenting holder withdraws its dissent notice before Acquisition Sub makes an offer to pay, or (ii) Acquisition Sub fails to make an offer to pay in accordance with subsection 190(12) of the CBCA and the dissenting holder withdraws the demand for payment, in which case the dissenting holder’s rights as a shareholder will be reinstated. Pursuant to the plan of arrangement, in no case shall Acquisition Sub or any other person be required to recognize any dissenting holder as a shareholder after the effective date, and the names of such shareholders shall be deleted from the list of registered shareholders at the effective date.

Pursuant to the plan of arrangement, dissenting holders who are ultimately determined to be entitled to be paid fair value for their dissenting shares shall be deemed to have transferred such dissenting shares to Acquisition Sub at the effective time.

Pursuant to the plan of arrangement, dissenting holders who are ultimately determined not to be entitled, for any reason, to be paid fair value for their dissenting shares, shall be deemed to have participated in the arrangement on the same basis as any non-dissenting holder as at and from the effective date.

Acquisition Sub is required, not later than seven (7) days after the later of the effective date and the date on which a demand for payment is received from a dissenting holder, to send to each dissenting holder who has sent a demand for payment an offer to pay for its dissenting shares in an amount considered by the board of directors of Acquisition Sub to be the fair value of the common shares, accompanied by a statement showing the manner in which the fair value was determined. Every offer to pay must be on the same terms. Acquisition Sub must pay for the dissenting shares of a dissenting holder within ten (10) days after an offer to pay has been accepted by a dissenting holder, but any such offer lapses if Acquisition Sub does not receive an acceptance within thirty (30) days after the offer has been made.

If Acquisition Sub fails to make an offer to pay for a dissenting shares, or if a dissenting holder fails to accept an offer to pay that has been made, Acquisition Sub may, within fifty (50) days after the effective date or within such further period as the Court may allow, apply to a court to fix a fair value for the common shares of dissenting holders. If Acquisition Sub fails to apply to a court, a dissenting holder may apply to a court for the same purpose within a further period of twenty (20) days or within such further period as a court may allow. A dissenting holder is not required to give security for costs in such an application.

If Acquisition Sub or a dissenting holder makes an application to a court, Acquisition Sub will be required to notify each affected dissenting holder of the date, place and consequences of the applicable and of its right to appear and be heard in person or by counsel. Upon an application to a court, all dissenting holders who have not accepted an offer to pay will be joined as parties and be bound by the decision of the court. Upon any such application to a court, the court may determine whether any person is a dissenting holder who should be joined as a party, and the court will then fix a fair value for the dissenting shares of all dissenting holders. The final order of a court will be rendered against Acquisition Sub in favor of each dissenting holder for the amount of the fair value of its dissenting shares as fixed by the court. The court may, in its discretion, allow a reasonable rate of interest on the amount payable to each dissenting holder from the effective date until the date of payment.

Registered shareholders who are considering exercising dissenting holders’ rights should be aware that there can be no assurance that the fair value of their common shares as determined under the applicable provisions of the CBCA (as modified by the plan of arrangement and the interim order) will be more than or equal to the consideration under the arrangement. In addition, any judicial determination of fair value will result in delay of receipt by a dissenting holder of consideration for such dissenting holder’s dissenting shares.

The foregoing is only a summary of the dissenting holder provisions of the CBCA (as modified by the plan of arrangement and the interim order), which are technical and complex. A complete copy of section 190 of the CBCA is attached as Annex F to this proxy statement/circular. It is recommended that any registered shareholder wishing to avail itself of its dissenting holders’ rights under those provision seek legal advice, as failure to comply strictly with the provisions of the CBCA (as modified by the plan of arrangement and the interim order) may prejudice its dissenting holders’ rights.

For a general summary of certain income tax implications to a dissenting holder, see “The Arrangement—Material Tax Consequences of the Arrangement”.

Principal Legal Matters

Court Approval of the Arrangement and Completion of the Arrangement

An arrangement of a corporation under the CBCA requires court approval. Prior to the mailing of this proxy statement/circular, we obtained the interim order. The interim order provides, among other things, that:

•       we are authorized to call, hold and conduct the special meeting in the manner set forth in the interim order, at the time and place set forth in the notice of meeting, for the shareholders to consider and, if determined advisable, to pass, the arrangement resolution;

•       this proxy statement/circular, the form of proxy and the letter of transmittal must be distributed to our shareholders, the directors and auditors not later than 21 days prior to the special meeting;

•       the quorum required at the special meeting is that set out in our by-laws, being at least five persons holding or representing by proxy not less than 25% of the total number of our issued common shares entitled to vote at the special meeting;

•       subject to the further order of the court, the vote required to pass and approve the arrangement resolution is the affirmative vote of at least 66 2/3% of the votes cast at the special meeting by shareholders entitled to vote at the special meeting, present either in person or by proxy;

•       registered shareholders are entitled to exercise rights of dissent in connection with the arrangement resolution in accordance with section 190 of the CBCA, as modified by the plan of arrangement and the interim order; and

•       upon approval of the arrangement resolution in the manner set forth in the interim order, we may apply to the court for final approval of the arrangement and the plan of arrangement.

A copy of the interim order is attached as Annex G to this proxy statement/circular.

Subject to the requisite approval of the arrangement resolution by shareholders entitled to vote at the special meeting, and the satisfaction of certain other conditions, the hearing in respect of the final order is scheduled to take place on [•], 2007 in the Superior Court of Justice (Ontario) (Commercial List) at 330 University Avenue, Toronto, Ontario, or as soon thereafter as is reasonably practicable. Any shareholder or other person who wishes to participate or to be represented or to present evidence or argument at the hearing may do so, subject to filing with the court a notice of appearance in accordance with the Ontario Rules of Civil Procedure, serving that notice of appearance upon our solicitors and solicitors of SSAB, and upon all other parties who have filed a notice of appearance, and satisfying any other requirements as provided in the interim order. If the hearing is postponed, adjourned or rescheduled then, subject to further order of the Court, only those persons having previously served a notice of appearance in compliance with the Ontario Rules of Civil Procedure and the interim order will be given notice of the postponement, adjournment or rescheduled date.

At the hearing for the final order, the Court will consider, among other things, whether: (1) the arrangement meets the requirements of the interim order and the CBCA; (2) anything has been done or purported to be done that is not authorized by the CBCA; and, (3) the arrangement is fair and reasonable.

The arrangement requirements of the CBCA include:

•       the proposed transaction must be an arrangement within the meaning of that term in the CBCA which, with respect to a corporation, generally includes a reorganization, an amalgamation, a division of the business of the corporation, a transfer of all or substantially all of the property of the corporation, an exchange of securities of the corporation, a going-private transaction, a liquidation or dissolution, or any combination of the foregoing;

•       we must not be insolvent, and it must be impracticable for us to effect the transaction proposed by the arrangement under any other provision of the CBCA;

•      the arrangement must be approved by the requisite shareholder vote; and

•       the arrangement must be approved by the Court.

Whether an arrangement is fair and reasonable depends on procedural and substantive considerations. Considerations the Court may consider include, among others: (1) the use of independent financial advisors; (2) the provision of dissent rights; (3) the directors’ recommendation; (4) the fairness opinion(s), if any; and (5) the vote by shareholders.

The Court may approve the arrangement either as proposed or as amended in any manner the Court may direct.

The notice of application for the final order is attached as Annex H to this proxy statement/circular. Subject to the requisite approval of the arrangement resolution by shareholders entitled to vote at the special meeting, and assuming that the final order is granted and that the other conditions set out in the arrangement agreement are satisfied or waived by the party or parties for whose benefit they exist, then the articles of arrangement will be filed under the CBCA to give effect to the arrangement and all other arrangements and documents necessary to complete the arrangement will be delivered as soon as reasonably practicable thereafter.

Regulatory Matters

The arrangement is conditional upon the filing of all specified notifications, the receipt of specified approvals and/or the expiration of applicable waiting periods under applicable antitrust and competition laws and the satisfaction of other regulatory requirements, namely under the HSR Act, the Competition Act (Canada) and the Investment Canada Act, which we refer to as the “regulatory approvals”. We, SSAB and Acquisition Sub have agreed to use our best efforts to take, or cause to be taken, all appropriate actions and to do, or cause to be done, all things necessary to obtain all necessary regulatory approvals. In addition, we agreed to cooperate and assist one another in connection with all actions to be taken to obtain regulatory approval and that, to the extent practicable, neither party will have any communication with any governmental entity without prior consultation of the other party, and each party shall keep the other party apprised of the content and status of any communications with any governmental entity. In exercising its best efforts, SSAB agrees, and agrees to cause its subsidiaries and controlled affiliates to, take all necessary actions, including agreeing to hold separate or to divest any of the businesses or properties or assets of SSAB or any of its affiliates (including any assets acquired or to be acquired by SSAB pursuant to the arrangement), to terminate any existing relationships and contractual rights and obligations, and to enter into licensing arrangements or undertakings, as may be required by the applicable governmental authority in order to resolve such objections that such governmental authority may have to such transactions under the HSR Act, the Competition Act (Canada) or any other applicable competition law, or as required by any court or other tribunal in any suit, action or proceeding brought by any governmental authority challenging such transactions as violative of the HSR Act, the Competition Act (Canada) or other applicable competition law in order to resolve such objections, avoid the entry of, or to effect the dissolution, vacating, lifting, altering or reversal of, any order that has the effect of restricting, preventing or prohibiting the consummation of the transactions contemplated by the arrangement or to obtain Investment Canada Act approval, so as to allow the effective time to occur prior to the end date; provided, however, that SSAB may expressly condition any such sale, holding separate or other disposal, and any agreement to take any such action or to conduct its business in any manner, upon consummation of the arrangement and the other transactions contemplated hereby.

HSR Act

The HSR Act and related rules provide that transactions such as the arrangement may not be completed until the parties submit a Notification and Report Form to the Department of Justice and the Federal Trade Commission and certain waiting period requirements have been satisfied. We and SSAB each filed the required Notification and Report Form and requested early termination of the waiting period.

Competition Act

The Competition Act (Canada) requires that parties to certain transactions such as the arrangement that exceed specified size thresholds, which we refer to as “notifiable transactions”, provide to the

Commissioner of Competition, which we refer to as the “Commissioner”, appointed under the Competition Act (Canada) prior notice of, and information relating to, the arrangement. Notification must be made either on the basis of a short-form filing (in respect of which there is a 14 day statutory waiting period from the time a complete notification is made), a long-form filing (in respect of which there is a 42 day waiting period from the time a complete notification is made) or a request for an advance ruling certificate, which we refer to as an “ARC”.

The Commissioner’s review of a notifiable transaction may take longer than the statutory waiting period. Upon completion of the Commissioner’s review, the Commissioner may decide to (1) challenge the notifiable transaction, if the Commissioner concludes that it is likely to substantially lessen or prevent competition, (2) issue a “no action” letter stating that the Commissioner does not intend to challenge the notifiable transaction at that time but retains the authority to do so for three years after completion of the notifiable transaction, or (3) issue an ARC. Where an ARC is issued and the notifiable transaction to which the ARC relates is substantially completed within one year after the ARC is issued, the Commissioner cannot seek an order of the Competition Tribunal in respect of the notifiable transaction solely on the basis of information that is the same or substantially the same as the information on the basis on which the ARC was issued. The parties made the required filings under the Competition Act (Canada).

Investment Canada Act

Under the Investment Canada Act, certain transactions such as the arrangement involving the acquisition of control of a Canadian business by a non-Canadian person that exceed prescribed monetary thresholds are subject to review and cannot be implemented unless the applicable Minister responsible for the Investment Canada Act is satisfied that the transaction is likely to be of net benefit to Canada. The transaction contemplated by the arrangement exceeds the relevant monetary thresholds and is therefore a reviewable transaction.

The prescribed factors of assessment to be considered in the review include, among other things, the effect of the investment on the level and nature of economic activity in Canada (including the effect on employment, resource processing, utilization of Canadian products and services and exports), the degree and significance of participation by Canadians in the acquired business, the effect of the investment on productivity, industrial efficiency, technological development, product innovation and product variety in Canada, the effect of the investment on competition within any industry in Canada, the compatibility of the investment with national industrial, economic and cultural policies (taking into consideration corresponding provincial policies) and the contribution of the investment to Canada’s ability to compete in world markets. SSAB may be required to enter into certain commitments with respect to these matters in order to satisfy the Minister that the proposed transaction is likely to be of net benefit to Canada. The Investment Canada Act contemplates an initial review period of 45 days after filing which can be extended unilaterally by the Minister by up to 30 days (or such longer period as to which the Minister and the applicant agree). SSAB made the appropriate filing under the Investment Canada Act.

Judicial Developments

Prior to the adoption of OSC Rule 61-501 (or its predecessor, OSC Policy 9.1) and Regulation Q-27 of the Autorité des marchés financiers du Québec, Canadian courts had in few instances granted preliminary injunctions to prohibit transactions involving going private transactions (currently referred to as business combinations in OSC Rule 61-501). The trend both in legislation, including the CBCA, and in Canadian jurisprudence has been towards permitting business combinations to proceed subject to compliance with procedures designed to ensure procedural and substantive fairness to the minority shareholders. Shareholders should consult their legal advisors for a determination of their legal rights.

Stock Exchange De-Listing and Reporting Issuer Status

The common shares are expected to be de-listed from the NYSE and the TSX following the effective date. In addition, registration of our common shares under the Exchange Act will be terminated, and we will no longer be required to file periodic reports with the SEC, except as may be required under our senior notes. We will also make an application to cease to be a reporting issuer (or equivalent) under the securities legislation of each of the provinces and territories in Canada.

Market Price of Common Shares

The common shares are listed for trading on the NYSE and the TSX under the symbol “IPS”. The following table sets forth, for the fiscal quarters indicated, the high and low sales prices per share as reported on the NYSE composite tape and dividends declared for the common shares.

	High		Low		Dividend Declared
FISCAL YEAR ENDED DECEMBER 31, 2005
First Quarter		$58.75		$40.50	CDN$0.12
Second Quarter		$54.00		$41.63	CDN$0.14
Third Quarter		$72.36		$43.06	CDN$0.14
Fourth Quarter		$83.60		$58.50	CDN$0.16
FISCAL YEAR ENDED DECEMBER 31, 2006
First Quarter		$108.50		$82.28	CDN$0.18
Second Quarter		$111.60		$82.65	CDN$0.20
Third Quarter		$98.97		$80.52	CDN$0.20
Fourth Quarter		$107.05		$81.00	CDN$0.20
FISCAL YEAR ENDED DECEMBER 31, 2007
First Quarter		$132.22		$87.46	CDN$0.20
Second Quarter (through [•], 2007)	$		$		CDN$0.20

The closing sale price of the common shares on the NYSE on April 11, 2007, the day before we announced that we were in discussions with potential buyers, was $130.90 per share. The closing sale price of the common shares on the NYSE on May 2, 2007, the day before the arrangement agreement was executed, was $148.55 per share. On [•], 2007, the most recent practicable date before this proxy statement/circular was printed, the closing price for the common shares on the NYSE was $[•] per share.

The following table sets forth, for the fiscal quarters indicated, the high and low sales prices per share as reported on the TSX composite tape and dividends declared for the common shares.

	High	Low	Dividend Declared
FISCAL YEAR ENDED DECEMBER 31, 2005
First Quarter	CDN$71.68	CDN$49.00	CDN$0.12
Second Quarter	CDN$67.20	CDN$50.60	CDN$0.14
Third Quarter	CDN$84.15	CDN$52.90	CDN$0.14
Fourth Quarter	CDN$97.08	CDN$69.16	CDN$0.16
FISCAL YEAR ENDED DECEMBER 31, 2006
First Quarter	CDN$126.00	CDN$96.10	CDN$0.18
Second Quarter	CDN$126.99	CDN$91.00	CDN$0.20
Third Quarter	CDN$110.86	CDN$90.00	CDN$0.20
Fourth Quarter	CDN$112.80	CDN$91.35	CDN$0.20
FISCAL YEAR ENDED DECEMBER 31, 2007
First Quarter	CDN$153.28	CDN$102.99	CDN$0.20
Second Quarter (through [•], 2007)	CDN$	CDN$	CDN$0.20

The closing sale price of the common shares on the TSX on April 11, 2007, the day before we announced that we were in discussions with potential buyers, was CDN$148.87 per share. The closing sale price of the common shares on the TSX on May 2, 2007, the day before the arrangement agreement was executed, was CDN$164.70 per share. On [•], 2007, the most recent practicable date before this proxy statement/circular was printed, the closing price for the common shares on the TSX was CDN$[•] per share.

You are encouraged to obtain current market quotations for the common shares in connection with voting your shares.

Security Ownership of Certain Beneficial Owners and Management

The following shareholders are known by us to own more than 5% of our common shares as of May 17, 2007:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner(1)	Percent of Common Shares(2)
Harbinger Capital Partners Master Fund I, Ltd.(3) c/o International Fund Services (Ireland) Ltd. Third Floor, Bishop’s Square Redmond’s Hill Dublin 2, Ireland	4,685,000	9.920%
FMR Corp 82 Devonshire Street Boston, MA 02109	4,652,610	9.852%
Royce & Associates, LLC 1414 Avenue of Americas New York, NY 10019	3,555,700	7.529%
Barclays Global Investors, NA 45 Fremont Street San Francisco, CA 94105	2,723,931	5.768%

(1)          The number of common shares beneficially owned was determined solely by a review of Schedules 13-G filed by each of the noted beneficial owners with the SEC, and an “Early Warning Report/Alternative Monthly Report” search conducted via SEDAR as of May 17, 2007.

(2)          As of May 17, 2007, we had 47,226,892 common shares outstanding.

(3)          According to a Schedule 13-G filed on March 6, 2007, Harbinger Capital Partners Master Fund I, Ltd., Harbinger Capital Partners Offshore Manager, L.L.C. and HMC Investors L.L.C. share the power to vote or direct the vote of 2,185,000 common shares (approximately 4.6%) and Harbert Management Corporation, Philip Falcone, Raymond J. Harbert and Michael D. Luce share the power to vote or direct the vote of 2,500,000 common shares (approximately 5.3%).

Share Ownership of Directors and Executive Officers

The table below sets forth certain information regarding the beneficial ownership of the common shares (including restricted shares and options) as of May 17, 2007 as it relates to: (a) each director, (b) each executive officer and (c) all directors and executive officers of IPSCO as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Common shares and options, warrants and convertible securities that are currently exercisable or convertible within 60 days into our common shares are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of the person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

The address for the following individuals is: c/o IPSCO Inc., 650 Warrenville Road, Suite 500, Lisle, Illinois 60532.

Name of Beneficial Owner	Amount and Nature of Beneficial Owner(1)	Percent of Common Shares
Burton Joyce	9,460	*
Michael Grandin	6,225	*
Juanita Hinshaw	6,600	*
Jack Michaels	2,560	*
Bernard Michel	7,000	*
Allan Olson	23,710	*
Arthur Price	4,785	*
Richard Sim	5,860	*
Gordon Thiessen	5,160	*
D. Murray Wallace	3,950	*
John Zaozirny	4,360	*
Vicki Avril	24,845	*
David Britten	49,664	*
Leslie Lederer	4,604	*
Peter MacPhail	6,978	*
Greg Maindonald	10,732	*
Raymond Rarey	13,203	*
Joseph Russo	14,330	*
David Sutherland	110,136	*
John Tulloch	29,407	*
Tim Wensits	500	*
Directors and executive officers as a group (22 persons)	344,069	*

*                    denotes less than 1% of class of shares outstanding

(1)          This column lists voting securities including restricted stock held by executive officers over which they have sole voting power but no investment power. This column also includes common shares that may be acquired pursuant to options that will become exercisable within 60 days as follows: Mr. Joyce 500 shares; Mr. Grandin 5,000 shares; Ms. Hinshaw 5,000 shares; Mr. Michaels 500 shares; Mr. Olson 500 shares; Mr. Sim 4,500 shares; Mr. Thiessen 1,500 shares and Mr. Britten, 26,000 shares.

Other Matters

Other Business at the Special Meeting

The board of directors currently knows of no other business that will be presented for consideration at the special meeting. Nevertheless, should any business other than that set forth in the notice of special meeting of shareholders properly come before the special meeting, the enclosed proxy confers discretionary authority to vote with respect to such matters, including matters that the board of directors does not know, a reasonable time before proxy solicitation, are to be presented at the special meeting. If any of these matters are presented at the special meeting, then the persons named as proxies in the enclosed proxy card will vote in accordance with their judgment.

Future Shareholder Proposals

If the arrangement is completed, we will no longer have public shareholders, and there will be no public participation in any future meetings of our shareholders. However, if the arrangement is not completed, our shareholders will continue to be entitled to attend and to participate in our shareholder meetings.

Shareholder Proposals

If we hold a 2008 annual meeting of shareholders in accordance with our traditional schedule, which we do not currently expect to do, any shareholder proposal intended to be presented at our 2008 annual meeting of shareholders pursuant to Rule 14a-8 of the Exchange Act must have been received no later than December 15, 2007 to be considered for inclusion in the proxy statement/circular for the meeting. If you have a proposal that you would like us to consider at the 2008 annual meeting of shareholders, and you do not want our proxyholders to be allowed to use their discretionary voting authority to vote against this shareholder proposal when and if raised, you must submit your proposal to us no later than December 27, 2007. Proposals should be sent to our principal executive offices located at 650 Warrenville Road, Suite 500, Lisle, Illinois 60532, Attention: Corporate Secretary.

Communications to Non-Management Directors

You may contact our board, a committee of our board, or an individual director by writing to our Corporate Secretary—Board Communication at our head office. All communications will be compiled by the Corporate Secretary and submitted to the appropriate board member. The Corporate Secretary will reply or take other instructions from the applicable board contact. More information about our board and committees can be found on our annual report on Form 10-K for the year ended December 31, 2006 and our most recent proxy statement and management proxy circular dated March 22, 2007.

House-holding of Special Meeting Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “house-holding”, potentially means extra convenience for shareholders and cost savings for companies.

A number of brokers with accountholders who are shareholders will be house-holding our proxy materials. As indicated in the notice previously provided by these brokers to shareholders, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Once you have received notice from your broker or us that they will be house-holding communications to your address, house-holding will continue until you are otherwise notified or until you request otherwise in the manner set out below.

Shareholders who currently receive multiple copies of this proxy statement/circular at their address and would like to request house-holding of their communications should contact their broker, or if a shareholder is a direct holder of our common shares, they should submit a written request to our transfer agent, in Canada: Computershare Trust Company of Canada, Suite 600, 530 8th Ave. S.W., Calgary, AB T2P 3S8; and in the United States: Computershare Trust Company Inc., 88 Pine Plaza, 19th Floor, New York, NY 10005. To de-list yourself from house-holding in the future, you may write to the Company at 650 Warrenville Road, Suite 500, Lisle, Illinois 60532, Attention: Corporate Secretary.

Additional Information

IPSCO will mail without charge, upon written request, a copy of its annual report on Form 10-K for the year ended December 31, 2006, including our financial statements and management’s discussion and analysis and additional copies of this proxy statement/circular. Requests should be sent to: IPSCO Inc., 650 Warrenville Road, Suite 500, Lisle, Illinois 60532, Attention: Mr. John Comrie, Q.C., Director of Trade Policy and Communications and Assistant Secretary.

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that we file with the SEC at its Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room.

Our public filings are also available to the public from document retrieval services and at Internet sites maintained by the SEC at www.sec.gov and SEDAR at www.sedar.com.

If you have any questions about this proxy statement/circular, the special meeting or the arrangement or need assistance with the voting procedures, you should contact Georgeson, our proxy solicitation agent, toll-free at (866) 834-6791.

You should only rely on information provided in this proxy statement/circular. No persons have been authorized to give any information or to make any representations other than those contained in this proxy statement/circular and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person. This proxy statement/circular is dated [•], 2007. You should not assume that the information contained in this proxy statement/circular is accurate as of any date other than that date, and the mailing of this proxy statement/circular to shareholders shall not create any implication to the contrary.

Approval of IPSCO

The contents and mailing to shareholders of this proxy statement/circular have been approved by our board of directors.

Leslie T. Lederer
Vice President, General Counsel and Corporate Secretary

Lisle, Illinois
[•], 2007

ANNEX A

ARRANGEMENT RESOLUTION
SPECIAL RESOLUTION OF THE SHAREHOLDERS

BE IT RESOLVED THAT:

1.              The arrangement (the “Arrangement”) under Section 192 of the Canada Business Corporations Act (the “CBCA”) involving IPSCO Inc., a corporation existing under the laws of Canada (the “Corporation”), as more particularly described and set forth in the proxy statement/management information circular (the “Proxy Statement/Circular”) of the Corporation accompanying the notice of this meeting (as the Arrangement may be or may have been modified or amended in accordance with its terms) is hereby authorized, approved and adopted.

2.              The plan of arrangement (the “Plan of Arrangement”) involving the Corporation, the full text of which is set out as Schedule A to the Arrangement Agreement (the “Agreement”) made between SSAB Svenskt Stål, SSAB Canada Inc. and the Corporation and dated as of May 3, 2007 (as the Plan of Arrangement may be or may have been modified or amended in accordance with its terms) is hereby authorized, approved and adopted.

3.              The Agreement, the actions of the directors of the Corporation in approving the Agreement and the actions of the directors and officers of the Corporation in executing and delivering and causing the Corporation to perform its obligations under the Agreement and any amendments thereto are hereby ratified and confirmed.

4.              Notwithstanding that this resolution has been passed (and the Plan of Arrangement adopted) by the shareholders of the Corporation or that the Arrangement has been approved by the Superior Court of Justice (Ontario), the directors of the Corporation are hereby authorized and empowered without further notice to or approval of the shareholders of the Corporation (i) to amend the Agreement or the Plan of Arrangement to the extent permitted by the Agreement, and (ii) subject to the terms of the Agreement, to cause the Corporation not to proceed with the Arrangement.

5.              Any officer or director of the Corporation is hereby authorized and directed for and on behalf of the Corporation to execute, under the seal of the Corporation or otherwise, and to deliver articles of arrangement and such other documents as are necessary or desirable to the Director under the CBCA in accordance with the Agreement for filing.

6.              Any officer or director of the Corporation is hereby authorized and directed for and on behalf of the Corporation to execute or cause to be executed, under the seal of the Corporation or otherwise, and to deliver or cause to be delivered, all such other documents and instruments and to perform or cause to be performed all such other acts and things as may be necessary or desirable to give full effect to the foregoing resolutions and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of such document or instrument and the doing of such act or thing.

ANNEX B

ARRANGEMENT AGREEMENT

dated as of

May 3, 2007

among

IPSCO INC.,

SSAB SVENSKT STÅL AB

and

SSAB CANADA INC.

B-i

B-ii

Section 10.08.	Governing Law	B-37
Section 10.09.	Jurisdiction; Service of Process	B-37
Section 10.10.	WAIVER OF JURY TRIAL	B-37
Section 10.11.	Counterparts; Effectiveness	B-37
Section 10.12.	No Liability	B-37
Section 10.13.	Entire Agreement	B-38
Section 10.14.	Severability	B-38
Section 10.15.	Specific Performance	B-38

Schedule A—Plan of Arrangement
Schedule B—Arrangement Resolution

B-iii

ARRANGEMENT AGREEMENT

ARRANGEMENT AGREEMENT (this “Agreement”) dated as of May 3, 2007 among IPSCO INC., a corporation existing under the laws of Canada (the “Company”), SSAB SVENSKT STÅL AB, a corporation existing under the laws of Sweden (“Parent”) and SSAB CANADA INC., a corporation existing under the laws of Canada and a wholly-owned subsidiary of Parent (“Acquisition Sub”).

W I T N E S S E T H

WHEREAS, subject to the terms and conditions of this Agreement, Parent, through its wholly-owned subsidiary, Acquisition Sub, is offering to acquire all of the outstanding common shares in the capital stock of the Company (the “Company Shares”) for $160.00 per Company Share in cash (the “Consideration”);

WHEREAS, the Company has agreed to submit to its Shareholders a statutory arrangement under Section 192 of the Canada Business Corporations Act (“CBCA”) pursuant to which, among other things, Acquisition Sub will acquire each outstanding Company Share for the Consideration on the terms set out in the Plan of Arrangement (as defined below);

WHEREAS the parties hereto have entered into this Agreement to set out their agreements in respect of the proposed statutory arrangement.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, intending to be legally bound, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

Section 1.01.   Definitions.   (a) As used herein, the following terms have the following meanings:

“Acquisition Proposal” means, other than the transactions contemplated by this Agreement, any offer, proposal or inquiry from any Third Party relating to (A) any acquisition or purchase, direct or indirect, of 25% or more of the consolidated assets of the Company and its Subsidiaries or 25% or more of any voting securities of the Company or any of its Subsidiaries whose net revenue, net income or assets, individually or in the aggregate, constitute 25% or more of the consolidated net revenue, net income or assets, as applicable, of the Company, (B) any tender offer, take-over bid or exchange offer that, if consummated, would result in such Third Party’s beneficially owning 25% or more of any class of equity or voting securities of the Company or any of its Subsidiaries whose net revenue, net income or assets, individually or in the aggregate, constitute 25% or more of the consolidated net revenue, net income or assets, as applicable, of the Company or (C) a plan of arrangement, merger, consolidation, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving the Company or any of its Subsidiaries whose net revenue, net income or assets, individually or in the aggregate, constitute 25% or more of the consolidated net revenue, net income or assets, as applicable, of the Company.

“Affiliate” means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or under common control with, such specified Person.

“Applicable Law” means, with respect to any Person, any federal, national, state, provincial or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority that is binding upon or applicable to such Person, as amended unless expressly specified otherwise.

“Arrangement” means the proposed arrangement under the provisions of Section 192 of the CBCA as set out in the Plan of Arrangement, subject to any amendments or variations thereto made in accordance with the terms of this Agreement or the Plan of Arrangement or made at the direction of the Court in the Final Order.

“Arrangement Resolution” means the special resolution approving the Plan of Arrangement to be considered at the Company Meeting, substantially in the form of Schedule B hereto.

“Articles of Arrangement” means the articles of arrangement of the Company in respect of the Arrangement that are required by the CBCA to be filed with the Director after the Final Order is made in order for the Arrangement to become effective.

“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in Regina, Saskatchewan, Toronto, Ontario and New York, New York are authorized or required by Applicable Law to close.

“Canadian Competition Act” means the Competition Act (Canada), as amended and including the regulations thereunder.

“Certificate of Arrangement” means the certificate of arrangement to be issued by the Director pursuant to subsection 192(7) of the CBCA in respect of the Articles of Arrangement.

“Code” means the United States Internal Revenue Code of 1986.

“Company Balance Sheet” means the consolidated balance sheet of the Company as of December 31, 2006 and the footnotes thereto set forth in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2006.

“Company Deferred Share Equivalent” means a nominal Company Share credited to a participant’s account pursuant to the Company’s Executive Deferred Compensation Incentive Plan.

“Company Deferred Share Unit” means an outstanding deferred share unit granted under the Company’s Deferred Share Unit Plan for Directors.

“Company Disclosure Schedule” means the disclosure schedule dated the date hereof regarding this Agreement that has been provided by the Company to Parent.

“Company Joint Venture” means, with respect to the Company, (i) Blastech LLC, (ii) Mitchell Island Co-Venture and (iii) any corporation or other entity (including partnerships, limited liability companies and other business associations and joint ventures) in which the Company, directly or indirectly, owns an equity interest that does not have voting power under ordinary circumstances to elect a majority of the board of directors or other person performing similar functions but in which the Company has rights with respect to the management of such Person.

“Company Meeting” means the special meeting of Shareholders to consider the Arrangement Resolution, including any and all meetings held thereafter as a result of any adjournment or postponement thereof, to be called and held in accordance with the Interim Order.

“Company Option” means an option to purchase Company Shares granted under the Company’s Incentive Share Plan.

“Company Performance Unit” means an outstanding performance unit granted under the Company’s Incentive Share Plan.

“Company Proxy Statement/Circular” means the notice of the Company Meeting and accompanying proxy statement/management information circular, including all appendices thereto, to be sent to Shareholders in connection with the Company Meeting.

“Company Restricted Share” means a restricted Company Share granted under the Company’s Incentive Share Plan.

“Company Right” means a right issued pursuant to the Company Rights Plan.

“Company Rights Plan” means the Shareholder Rights Agreement dated February 23, 2007 between the Company and Computershare Trust Company of Canada.

“Competition Act Approval” means that either (i) the Commissioner of Competition appointed pursuant to Section 7 of the Competition Act (the “Commissioner”) shall have issued an advance ruling certificate pursuant to Section 102 of the Competition Act in respect of the transactions contemplated by this Agreement, or (ii) the applicable waiting period under Section 123 of the Competition Act shall have expire, been terminated or, pursuant to Section 113(c) of the Competition Act, waived and the Commissioner shall have advised Parent in writing that the Commission does not at that time have grounds on which to make an application to the Competition Tribunal under Part VIII of the Competition Act for an order in respect of the transactions contemplated by this Agreement.

“Confidentiality Agreement” means the Confidentiality Agreement dated as of March 30, 2007 between the Company and Parent.

“Court” means the Ontario Superior Court of Justice.

“Director” means the Director appointed pursuant to Section 260 of the CBCA.

“Dissent Rights” means the rights of dissent of the holders of Company Shares in respect of the Arrangement described in the Plan of Arrangement.

“Effective Date” means the date shown on the Certificate of Arrangement giving effect to the Arrangement.

“Effective Time” means 12:01 a.m. (Toronto time) on the Effective Date.

“Environmental Laws” means any Applicable Law relating to the environment, natural resources, or pollutants, contaminants, wastes or chemicals or any toxic, radioactive, ignitable, corrosive, reactive or otherwise hazardous or deleterious substances, wastes or materials or to the effect of the foregoing on human health or safety.

“ERISA” means the United States Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” of any entity means any other entity that, together with such entity, would be treated as a single employer under Section 414 of the Code.

“Final Order” means the final order of the Court approving the Arrangement as such order may be amended by the Court at any time prior to the Effective Time or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended on appeal.

“GAAP” means generally accepted accounting principles in the United States.

“Governmental Authority” means any transnational, domestic or foreign, federal, national, state, provincial or local governmental authority, department, court, agency, bureau, tribunal or official, including any political subdivision thereof.

“Hazardous Substance” means any pollutant, contaminant, waste or chemical or any toxic, radioactive, ignitable, corrosive, reactive or otherwise hazardous or deleterious substance, waste or material, including petroleum, polychlorinated biphenyls, asbestos and urea-formaldehyde insulation, to the extent regulated or defined pursuant to, any Environmental Law.

“HSR Act” means the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976.

“Intellectual Property” shall mean any and all U.S. and foreign intellectual property and common law and statutory rights therein or associated therewith, including without limitation: (i) patents and applications therefor (“Patents”); (ii) works of authorship, copyrights, copyrights registrations and applications therefor, (“Copyrights”); (iii) industrial designs and any registrations and applications therefor; (iv) trade names, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefor and all goodwill in the foregoing (“Trademarks”); (v) URLs or other domain names (“Domain Names”); (vi) trade secrets and confidential information (“Trade Secrets”); (vii) inventions (whether patentable or not), invention disclosures, industrial designs, improvements of any of the foregoing; (viii) computer software, including source code and object code and any manuals and other documentation related thereto; and (ix) any similar or equivalent rights to any of the foregoing (as applicable).

“Interim Order” means the interim order of the Court as contemplated by Section 2.01, providing for, among other things, the calling and holding of the Company Meeting, as the same may be amended by the Court.

“Investment Canada Act” means the Investment Canada Act.

“Investment Canada Act Approval” means approval or deemed approval pursuant to the Investment Canada Act by the applicable Minister(s).

“knowledge” means, (i) with respect to the Company, the knowledge of the individuals listed on Section 1.01 of the Company Disclosure Schedule and (ii) with respect to Parent, the knowledge of Olof Faxander and Jonas Bergstrand.

“Lien” means, with respect to any property or asset, any mortgage, deed of trust, lien, option, pledge, charge, security interest, lease or sublease, license or sublicense, any imperfection or irregularity of title, encumbrance, encroachment, or other adverse claim of any kind or nature in respect of such property or asset.

“Material Adverse Effect” means (1) any event, change or effect that, when taken individually or together with all other adverse effects, is, or is reasonably likely to prevent consummation of the transactions contemplated herein or otherwise to prevent the Company from performing its obligations hereunder, or (2) a material adverse effect on the financial condition, business, capitalization, assets, liabilities or results of operations of the Company and its Subsidiaries, taken as a whole, except any such effect resulting from or arising in connection with: (a) any change in GAAP or changes in regulatory accounting requirements applicable to any industry in which the Company or any of its Subsidiaries operate; (b) any adoption, proposal, implementation or change in Applicable Law or interpretations thereof by any Governmental Authority; (c) any change in global, national or regional political conditions (including the outbreak of war or acts of terrorism) or in general economic, political or market conditions or in national or global financial or capital markets; (d) any change generally affecting any of the industries in which the Company or any of its Subsidiaries operate; (e) the execution, announcement or performance of this Agreement or consummation of the transactions contemplated hereby, including any loss or threatened loss of, or adverse change or threatened adverse change in, the relationship of the Company or any of its Subsidiaries with its customers, employees, financing sources, distributors or suppliers; (f) any change in the market price or trading volume of the equity securities of the Company, or any suspension of trading in securities generally on any securities exchange on which the equity securities of the Company trade (it being understood that the causes underlying such change in market price may constitute a Material Adverse Effect); (g) the failure of the Company in and of itself to meet any internal or public projections, forecasts or estimates of revenues or earnings (it being understood that the causes underlying such failure may constitute a Material Adverse Effect); (h) any actions taken (or omitted to be taken) at the request of Parent; or (i) any action taken by the Company or any of its Subsidiaries which is required pursuant to this Agreement, except, in the cases of clauses (a), (b), (c) and (d), to the extent such effects referred to therein would be reasonably likely to have a materially disproportionate impact on the financial condition, business, assets, liabilities or results of operations of the Company and its Subsidiaries, taken as a whole.

“Multiemployer Plan” means (i) a multiemployer plan, as defined in Section 3(37) of ERISA and (ii) a pension or employee benefit plan to which the Company or any of its Subsidiaries is required to contribute and which is not maintained by the Company or any of its Affiliates.

“1933 Act” means the United States Securities Act of 1933.

“1934 Act” means the United States Securities Exchange Act of 1934.

“OSC” means the Ontario Securities Commission.

“Permitted Liens” means (i) statutory Liens securing payments not yet due and for which adequate reserves have been established in accordance with GAAP, (ii) Liens for real property Taxes not yet due and payable and for which proper reserves have been established in accordance with GAAP, (iii) easements, rights of way, and other similar encumbrances that do not materially affect the use of the properties or assets subject thereto or affected thereby or otherwise materially impair business operations at such properties, (iv) such Liens as do not materially affect the use of the properties or assets subject thereto or affected thereby or otherwise materially impair business operations at such properties, and (v) for Leased Real Property, the lease that creates a leasehold estate.

“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Plan of Arrangement” means the plan of arrangement in the form of Schedule A hereto and any amendments or variations made thereto in accordance with the terms of this Agreement, the Plan of Arrangement or made at the direction of the Court in the Final Order.

“SEC” means the United States Securities and Exchange Commission.

“Shareholders” means holders of Company Shares.

“SOX” shall mean the Sarbanes Oxley Act.

“SSC” means the Saskatchewan Securities Commission.

“Subsidiary” means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at any time directly or indirectly owned by such Person.

“Third Party” means any Person, or group of Persons, other than Parent or any of its Affiliates.

(a)   Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Acceptable Confidentiality Agreement	5.03(f)
Acquisition Sub	Preamble
Adverse Recommendation Change	5.03(a)
Agreement	Preamble
CBCA	Recitals
Commissioner	1.01(a)
Company	Preamble
Company Board Recommendation	3.02
Company Filings	3.07(a)(a)
Company Intellectual Property	3.23(a)
Company Representatives	5.03(a)
Company Securities	3.05
Company Share	Recitals
Competition Laws	3.03
Consideration	Recitals
Copyrights	1.01(a)
D&O Insurance	6.03(b)
Debt Commitment	4.07
Debt Commitment Letter	4.07
Domain Names	1.01(a)
Employee Plan	3.15
End Date	9.01(b)
Indemnified Person	6.03(a)
internal controls	3.07(c)
Material Contract	3.19
Notes	7.09
Notice Period	5.03(c)
Parent	Preamble
Parent Expenses	10.05(c)
Patents	1.01(a)
Payment Event	10.05(b)
Securities Laws	3.03
Superior Proposal	5.03(f)
Take over Statute	3.21
Tax	3.14(f)
Taxing Authority	3.14(f)
Tax Return	3.14(f)
Termination Fee	10.05(b)
Trade Secrets	1.01(a)
Trademarks	1.01(a)
WARN	3.16(i)
WARN Act	3.16(i)

Section 1.02.   Other Definitional and Interpretative Provisions.   The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.  References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement unless otherwise specified.  All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein.  Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement.  Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular.  Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import.  “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form.  References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.  References to any Person include the successors and permitted assigns of that Person.  References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.  References to a particular statute or law shall be to such statute or law, as amended from time to time, and the rules and regulations promulgated thereunder.  Unless otherwise specified, all references to money amounts are expressed in and all payments provided for herein shall be made in lawful money of the United States of America and “$” refers to U.S. Dollars.

ARTICLE 2
THE ARRANGEMENT

Section 2.01.   Interim Order.   As soon as reasonably practicable after the date hereof, the Company shall apply to the Court in a manner (including as to form, content and procedure) reasonably acceptable to Parent, pursuant to Section 192 of the CBCA and, in cooperation with the Parent, prepare, file and diligently pursue an application for the Interim Order providing, among other things:

(a)   for the class of persons to whom notice is to be provided in respect of the Arrangement and the Company Meeting and for the manner in which such notice is to be provided;

(b)   that the requisite approval for the Arrangement Resolution shall be two-thirds of the votes cast on the Arrangement Resolution by Shareholders present in person or represented by proxy at the Company Meeting;

(c)   that, in all other respects, the terms, restrictions and conditions of Company’s articles of incorporation and bylaws, including quorum requirements and all other matters, shall apply in respect of the Company Meeting;

(d)   for the grant of the Dissent Rights; and

(e)   for the notice requirements with respect to the presentation of the application to the Court for the Final Order.

Section 2.02.   Final Order.   If the Interim Order is obtained and the Arrangement Resolution is passed at the Company Meeting as provided for in the Interim Order, Company shall as soon as reasonably practicable thereafter, in a manner (including as to form, content and procedure) reasonably acceptable to Parent, take all steps necessary or desirable to submit the Arrangement to the Court and, in cooperation with Parent, prepare, file and diligently pursue an application for the Final Order pursuant to Section 192 of the CBCA.

Section 2.03.   Parent Review of Filings.   The Company shall provide Parent with all drafts, copies of the final versions of and reasonable opportunity to review and comment on all applications, filings, motions and other documents prepared by or on behalf of the Company in connection with the Arrangement, consider (acting reasonably) all of the comments on changes to such documents received from or on behalf of Parent and make such changes to such documents as are reasonably acceptable to the Company.

Section 2.04.   Articles of Arrangement and Effective Date.   The Articles of Arrangement shall implement the Plan of Arrangement.  On the second Business Day after the satisfaction or waiver (subject to Applicable Law) of the conditions (excluding conditions that, by their terms, cannot be satisfied until the Effective Date, but subject to the satisfaction or, where permitted, waiver of those conditions as of the Effective Date) set forth in Article 8, unless another time or date is agreed to in writing by the parties, the Articles of Arrangement shall be filed by the Company with the Director.  From and after the Effective Time, the Plan of Arrangement will have all of the effects provided by Applicable Law, including the CBCA. The closing of the transactions contemplated hereby will take place at the offices of Davis Polk & Wardwell located at 450 Lexington Avenue, New York, New York 10017 on the Effective Date, or at such other location as may be agreed upon by the parties.

Section 2.05.   Guarantee of Parent.   Parent hereby unconditionally and irrevocably guarantees the due and punctual performance by Acquisition Sub of each and every obligation of Acquisition Sub arising under this Agreement and the Arrangement, including, without limitation, the due and punctual payment of the Consideration pursuant to the Arrangement.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as disclosed in (i) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (excluding any risk factor disclosures contained in such documents under the heading “Risk Factors” and any disclosure of risks included in any “forward-looking statements” disclaimer or other statements that are similarly non-specific and are predictive or forward-looking in nature) if the relevance of such disclosure as an exception to one or more of the following representations and warranties is reasonably apparent, or (ii) the Company Disclosure Schedule, the Company represents and warrants to Parent that:

Section 3.01.   Corporate Existence and Power.   The Company is a corporation duly incorporated and validly existing under the laws of Canada and has all corporate powers and authority to carry on its business as now conducted.  The Company has all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which has not had and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified has not had and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 3.02.   Corporate Authorization.   The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby are within the Company’s corporate powers and have been duly authorized by the Board of Directors of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or the transactions contemplated hereby other than the approval by the Board of Directors of the Company of the Proxy Statement/Circular and the approval by Shareholders in the manner required by the Interim Order.  This Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or similar Applicable Laws affecting the enforcement of creditors’ rights generally and general equitable principles. As of the date hereof, the Board of Directors of the Company has, at a meeting duly called and held, (i) approved and declared advisable this Agreement and the transactions contemplated herein, (ii) determined that the Arrangement is fair to the Shareholders and is in the best interests of the Company, and (iii) resolved, subject to Section 5.03(d), to recommend that the Shareholders vote in favor of the Arrangement Resolution (such recommendation, the “Company Board Recommendation”).

Section 3.03.   Governmental Authorization.   The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby require no action by or in respect of, or filing with, any Governmental Authority other than (i) any approvals required by the Interim Order; (ii) the Final Order; (iii) filings with the Director under the CBCA; (iv) compliance with any applicable requirements of the HSR Act, the Canadian Competition Act and any other applicable foreign antitrust or competition laws (collectively, “Competition Laws”); (v) compliance with any applicable requirements of the 1934 Act and any other applicable Canadian and U.S. federal, national, state or provincial securities laws (collectively, “Securities Laws”); (vi) compliance with the applicable rules and regulations of the New York Stock Exchange and Toronto Stock Exchange; and (vii) any actions or filings the absence of which has not had and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 3.04.   Non-Contravention.   The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) contravene, conflict with, or result in any violation or breach of any provision of the articles of incorporation or bylaws of the Company, (ii) assuming compliance with the matters referred to in Section 3.03, contravene, conflict with or result in a violation or breach of any provision of any Applicable Law, (iii) require any consent or other action by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which the Company or any of its Subsidiaries is entitled under any provision of any agreement or other instrument binding upon the Company or any of its Subsidiaries or (iv) result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries, with such exceptions, in the case of each of clauses (ii) through (iv), as have not had and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 3.05.   Capitalization.   (a) The authorized capital stock of the Company consists of an unlimited number of Company Shares, an unlimited number of first preferred shares and an unlimited number of second preferred shares.  As of April 30, 2007, there were outstanding 47,223,792 Company Shares (of which 163,884 were Company Restricted Shares), Company Options to purchase an aggregate of 123,125 Company Shares, 262,862 Company Performance Units (representing the opportunity to earn up to 389,289.5 Company Shares), 125,097.777 Company Deferred Share Units, 5,444.21 Company Deferred Share Equivalents, no first preferred shares, no second preferred shares and one Company Right in respect of each outstanding Company Share.  All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. None of the outstanding shares of Company Common Stock are subject to, nor were they issued in violation of any, purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right.  Except as set forth in this Section 3.05 and for changes since April 30, 2007 resulting from the exercise of Company Options outstanding on such date, as of the date hereof there are no outstanding (i) shares of capital stock or voting securities of the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company, (iii) equity equivalent interests in the ownership or earnings of the Company or other similar rights in respect of the Company or (iv) options or other rights to acquire from the Company, or other obligation of the Company to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company (the items in clauses (i) through (iv) being referred to collectively as the “Company Securities”).  There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of the Company Securities. There are no stockholder agreements, voting trusts or other agreements or understandings to which the Company or any of its Subsidiaries is a party or by which it is bound relating to the voting or registration of any shares of capital stock of the Company. From December 31, 2006 to the date of this Agreement, the Company has not declared or paid any dividend or distribution in respect of any Company Securities, and neither the Company nor any Subsidiary of the Company has issued, sold or repurchased any Company Securities, and their respective Boards of Directors have not authorized any of the foregoing.

Section 3.06.   Subsidiaries.   (a) Exhibit 21.1 to the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2006 includes all Significant Subsidiaries (within the meaning of Rule 1-02 of Regulation S-X of the 1934 Act) of the Company. Each Subsidiary of the Company and Company Joint Venture is a corporation, limited liability company or partnership, as the case may be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, and has all requisite corporate, limited liability company or partnership power and authority, as the case may be, to own, lease and operate its properties and assets and to carry on its business as now being conducted, except where the failure to be so organized, validly existing, qualified or in good standing, or to have such power or authority, has not had and would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company is, directly or indirectly, the record and beneficial owner of all of the outstanding shares of capital stock or other equity interests of each of the Subsidiaries, free and clear of any Liens. All shares of capital stock or other equity interests of the Company Joint Ventures held by the Company or any Subsidiary of the Company are free and clear of any Liens.  All of such shares and other equity interests so owned by the Company are validly issued, fully paid and nonassessable (and no such shares have been issued in violation of any preemptive or similar rights). The Subsidiaries of the Company and the Company Joint Ventures are duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified has not had and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(b)   There have not been reserved for issuance, and there are no outstanding (i) securities of the Company or any of its Subsidiaries convertible into or exchangeable for shares of capital stock or voting securities of any Subsidiary of the Company; (ii) rights or options to acquire from the Company or its Subsidiaries, or obligations of the Company or its Subsidiaries to issue, any shares of capital stock, voting securities or securities convertible into or exchangeable for shares of capital stock or voting securities of any Subsidiary of the Company; or (iii) equity equivalent interests in the ownership or earnings of any Subsidiary of the Company or other similar rights in respect of any Subsidiary of the Company (the items in clauses (i) through (iii) collectively, “Subsidiary Securities”). There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Subsidiary Securities. There are no preemptive rights of any kind which obligate the Company or any of its Subsidiaries to issue or deliver any Subsidiary Securities. There are no stockholder agreements, voting trusts or other agreements or understandings to which the Company or any of its Subsidiaries is a party or by which it is bound relating to the voting or registration of any shares of capital stock of any Subsidiary of the Company or preemptive rights with respect thereto. There are no restrictions of any kind which prevent or restrict the payment of dividends or other distributions by the Company or any of its Subsidiaries other than those imposed by Applicable Law.

Section 3.07.   Securities Laws Filings.   (a)  The Company has filed with the SEC and OSC each final registration statement, prospectus, report, schedule, form, definitive proxy statement and document required to be filed by it with the SEC pursuant to the 1933 Act or 1934 Act or with the OSC pursuant to applicable Canadian Securities Laws since January 1, 2004 (the documents referred to in this Section 3.07, collectively, the “Company Filings”). Each Company Filing, including any financial statements or schedules included therein, as of its filing date or, in the case of a registration statement, effective date, (i) complied, or in the case of Company Filings made after the date hereof will comply, as to form in all material respects with the requirements of applicable Securities Laws and (ii) did not, and in the case of Company Filings made after the date hereof will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. None of the Company’s Subsidiaries has filed, or is obligated to file, any forms, reports, schedules, statements or other documents with the SEC or OSC. As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the OSC, SSC or SEC staff with respect to the Company Filings. To the knowledge of the Company, none of OSC, SSC or the Company Filings is the subject of ongoing OSC, SSC or SEC review, outstanding OSC, SSC or SEC comment or outstanding OSC, SSC or SEC investigation.

(b)   The Company has established and maintains disclosure controls and procedures (as defined in Rule 13a-15 under the 1934 Act).  Such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated Subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the 1934 Act are being prepared.

(c)   The Company and its Subsidiaries have established and maintained a system of internal control over financial reporting (as defined in Rule 13a-15 under the 1934 Act) (“internal controls”) sufficient to comply with all legal and accounting requirements applicable to the Company.  Such internal controls are designed to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of Company financial statements for external purposes in accordance with GAAP. The Company has disclosed, based on its most recent evaluation of internal controls prior to the date hereof, to the Company’s auditors and audit committee (x) any significant deficiencies and material weaknesses in the design or operation of internal controls that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (y) any fraud, whether or not material, that involves management or other employees who have a significant role in internal controls. The Company has not received any complaint, allegation, assertion, or claim in writing regarding the accounting practices, procedures, methodologies, or methods of the Company or its internal controls, including any such complaint, allegation, assertion, or claim that the Company has engaged in questionable accounting or auditing practices.

(d)   The principal executive officer and principal financial officer of the Company have made all certifications required by the SOX and the regulations of the SEC promulgated thereunder, and the statements contained in all such certifications were as of the respective dates made complete and correct.  The Company is in material compliance with all applicable effective provisions of the SOX.

Section 3.08.   Financial Statements.   The audited consolidated financial statements and unaudited consolidated interim financial statements of the Company included or incorporated by reference in the Company Filings (including the related notes and schedules, where applicable) (i) complied or will comply in all material respects with applicable accounting requirements and the published regulations of the SEC, SSC and OSC with respect thereto, (ii) were prepared or will be prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by the rules and regulations of the SEC) consistently applied during the periods involved (except as may be indicated in the notes thereto), and (iii) fairly present or will fairly present, in all material respects, in conformity with GAAP applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject to normal year-end adjustments and the absence of footnotes in the case of any unaudited interim financial statements).

Section 3.09.   Proxy Statement/Circular.   The Company Proxy Statement/Circular and any amendments or supplements thereto will, when filed, comply as to form in all material respects with the applicable requirements of the 1934 Act and other Applicable Laws. At the time the Company Proxy Statement/Circular or any amendment or supplement thereto is first mailed to Shareholders, and at the time such Shareholders vote on adoption of this Agreement, the Company Proxy Statement/Circular, as supplemented or amended, if applicable, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties contained in this Section 3.09 will not apply to statements or omissions included in the Company Proxy Statement/Circular based upon information furnished to the Company by Parent specifically for use therein.

Section 3.10.   Absence of Certain Changes.   Since December 31, 2006, the business of the Company and its Subsidiaries has been conducted in the ordinary course consistent with past practices and there has not been any event, occurrence, development or state of circumstances or facts that has had or would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. Since December 31, 2006, there has not been any change by the Company in its accounting methods, principles or practices (in each case, except as required by a change in GAAP) or, other than in the ordinary course of the business, any revaluation by the Company of any of its assets, including, writing down the value of inventory or writing off notes or accounts receivable.

Section 3.11.   No Undisclosed Material Liabilities.   There are no liabilities or obligations of the Company or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than: (i) liabilities or obligations disclosed and provided for in the Company Balance Sheet or in the notes thereto or in the Company Filings filed since January 1, 2006 and prior to the date hereof; (ii) liabilities or obligations incurred in the ordinary course of business since December 31, 2006; (iii) liabilities or obligations incurred in connection with the transactions contemplated hereby; and (iv) liabilities or obligations that have not had and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 3.12.   Compliance with Laws.   The Company and each of its Subsidiaries is, and since January 1, 2004 has been, in compliance with, has not been given notice of any violation of, and to the knowledge of the Company is not under investigation with respect to and has not been threatened to be charged with, any Applicable Law and all applicable rules and regulations of the New York Stock Exchange and Toronto Stock Exchange, except for failures to comply or violations that have not had and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 3.13.   Litigation.   As of the date hereof, there is no claim, action, suit, investigation or proceeding affecting, pending against, or, to the knowledge of the Company, threatened against, the Company or any of its Subsidiaries before any court, arbitrator or Governmental Authority, that has had or would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.  Neither the Company nor any of its Subsidiaries or any of their businesses or properties are subject to or bound by any injunction, order, judgment, decree or regulatory restriction of any Governmental Authority specifically imposed upon the Company, any of its Subsidiaries or their respective properties or assets, except for any injunction, order, judgment, decree or regulatory restriction which has not had or would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

Section 3.14.   Taxes.   (a) All material Tax Returns required by Applicable Law to be filed with any Taxing Authority by, or on behalf of, the Company or any of its Subsidiaries have been filed when due in accordance with all Applicable Law (taking into account any applicable extensions), and all such material Tax Returns are, true and complete in all material respects. The Company and each of its Subsidiaries has paid (or has had paid on its behalf) or has withheld or collected and remitted to the appropriate Taxing Authority all material Taxes due and payable, or, where payment is not yet due, has established (or has had established on its behalf and for its sole benefit and recourse) in accordance with GAAP an adequate accrual for all material Taxes. There is no claim, audit, action, suit, proceeding or investigation now pending or, to the Company’s knowledge, threatened against or with respect to the Company or its Subsidiaries in respect of any material Tax or Tax asset.

(b)   Neither the Company nor any of its Subsidiaries (A) is a member of an affiliated group filing a consolidated U.S. federal income Tax Return, other than the U.S. federal consolidated group consisting solely of Subsidiaries, or (B) to the knowledge of the Company has any liability for Taxes of any person arising from the application of Treasury Regulation section 1.1502-6 or any analogous provision of state, local or foreign law, or as a transferee or successor, by contract, or otherwise.

(c)   To the knowledge of the Company, neither the Company nor any of its Subsidiaries is a party to, is bound by or has any obligation under any Tax sharing or Tax indemnity agreement or similar contract or arrangement.

(d)   Neither Company nor any of its Subsidiaries has granted any waiver of any federal, state, local or foreign statute of limitations with respect to, or any extension of a period for the assessment of, any Tax.

(e)   Neither the Company nor any of its Subsidiaries has engaged in a “reportable transaction” under Section 6011 of the Code and the regulations thereunder.

(f)    “Tax” means (i) any tax, governmental fee or other like assessment or charge of any kind whatsoever (including withholding on amounts paid to or by any Person), together with any interest, penalty, addition to tax or additional amount imposed by any Governmental Authority (a “Taxing Authority”) responsible for the imposition of any such tax (domestic or foreign), and any liability for any of the foregoing as successor or transferee, and (ii) any liability for the payment of any amount of the type described in clause (i) as a result of being or having been before the Effective Time a member of an affiliated, consolidated, combined or unitary group, or a party to any agreement or arrangement. “Tax Return” means any report, return, document, declaration or other information or filing (including any amendments or attachments thereto) required to be supplied to any Taxing Authority with respect to Taxes, including information returns, any documents with respect to or accompanying payments of estimated Taxes, or with respect to or accompanying requests for the extension of time in which to file any such report, return, document, declaration or other information.

Section 3.15.   Employee Benefit Plans.   (a)  Except as disclosed in the Company Filings filed before the date hereof, there is no Employee Plan. “Employee Plan” means each material “employee benefit plan,” as defined in Section 3(3) of ERISA, and each material written employment, severance, retention or similar contract, plan, arrangement or policy and each other material written plan or arrangement providing for compensation, bonuses, profit-sharing, stock option or other stock related rights or other forms of incentive or deferred compensation, including pensions, retirement benefits or post-employment benefits or any other employee benefits, which is maintained, administered or contributed to by the Company, any of its Subsidiaries or any other ERISA Affiliate and covers any employee or former employee of the Company or any of its Subsidiaries, or with respect to which the Company or any of its Subsidiaries has any liability, excluding any statutory benefit plans that the Company or its Subsidiaries are required to participate in or comply with pursuant to Applicable Law and plans administered pursuant to applicable health, tax, workplace safety insurance and employment insurance legislation and excluding Multiemployer Plans.

(b)   No material “accumulated funding deficiency,” as defined in Section 412 of the Code, has been incurred with respect to any Employee Plan subject to Section 412 of the Code, whether or not waived. No material “reportable event,” within the meaning of Section 4043 of ERISA and no event described in Section 4062 or 4063 of ERISA, has occurred in connection with any Employee Plan subject to ERISA.

(c)   Neither the Company nor any ERISA Affiliate nor any predecessor thereof contributes to, is required to contribute to or has in the past five years contributed to, any Multiemployer Plan. With respect to any Multiemployer Plan subject to ERISA to which the Company, its Subsidiaries or any of their ERISA Affiliates has any liability or contributes (or has at any time contributed or had an obligation to contribute): (i) none of the Company, its Subsidiaries or any member of their ERISA Affiliates has incurred any material withdrawal liability under Title IV of ERISA or any other material withdrawal liability or obligation to make any material contribution, other than a current service contribution, which remains unsatisfied or would be subject to such liability if, as of the Effective Date, the Company, its Subsidiaries or any of their ERISA Affiliates were to engage in a complete withdrawal (as defined in Section 4203 of ERISA) or partial withdrawal (as defined in Section 4205 of ERISA) from any such Multiemployer Plan; and (ii) to the knowledge of the Company no such Multiemployer Plan is in reorganization or insolvent (as those terms are defined in Sections 4241 and 4245 of ERISA, respectively).

(d)   Each Employee Plan which is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter, or has pending or has time remaining in which to file an application for such determination, from the United States Internal Revenue Service, and the Company is not aware of any reason why any such determination letter should be revoked or not be reissued. Additionally, with respect to each Employee Plan, the Company has provided or made available to Parent a current, accurate and complete copy (or, to the extent no such copy exists, an accurate description) thereof and, to the extent applicable: (i) any summary plan description and other written mass communications by the Company or its Subsidiaries to its employees concerning the extent of the benefits provided under an Employee Plan and (ii) for the most recent year (A) the Form 5500 and attached schedules and (B) actuarial valuation reports. Each Employee Plan has been registered, established, administered, invested and maintained in material compliance with its terms, all applicable collective agreements and with the requirements prescribed by any and all statutes, orders, rules and regulations, including ERISA and the Code, which are applicable to such Employee Plan. No events have occurred with respect to any Employee Plan subject to the Code that could result in payment or assessment by or against the Company of any material excise taxes under the Code.

(e)   Neither the Company nor any of its Subsidiaries has any material liability in respect of post-retirement health, medical, life insurance or other benefits for retired, former or current employees of the Company or its Subsidiaries except as required to avoid excise tax under Section 4980B of the Code.

(f)    Neither the Company nor any of its Subsidiaries is a party to or subject to, or is currently negotiating in connection with entering into, any collective bargaining agreement or other contract or understanding with a labor union or organization and, to the Company’s knowledge, no organizational effort is presently being made or threatened by or on behalf of any labor union or organization with respect to employees of the Company or any of its Subsidiaries.

(g)   No labor strike, slowdown, work stoppage, dispute, lockout or other labor controversy is in effect, or to the knowledge of the Company, threatened, and neither the Company nor any of its Subsidiaries has experienced any such labor controversy within the past three years.

(h)   Neither the Company nor any Subsidiary has engaged in any unfair labor practice which has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and no unfair labor practice charge or complaint, grievance or arbitration proceeding, or other collective bargaining dispute is pending or, to the knowledge of the Company, threatened, which has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(i)    Neither the Company nor any of its Subsidiaries has closed any plant or facility or effectuated any layoffs of employees within the past three years, nor has any such action or program been planned or announced for the future, that would reasonably be expected to give rise to a material liability under the Worker Adjustment and Retraining Notification Act or any similar state or local law or regulation (collectively, “WARN” or “WARN Act”).

(j)    There is no action, suit, investigation, audit or proceeding pending against or involving or, to the knowledge of the Company, threatened against or involving, any Employee or any Employee Plan before any Governmental Authority that has had or would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(k)   Each of the Employee Plans subject to Section 409A of the Code has been administered in all material respects in good faith compliance with the applicable requirements under Section 409A of the Code and the proposed regulations issued thereunder.

(l)    None of the Company or any of the Subsidiaries has been or is subject to any material special or penalty assessment under the Workplace Safety and Insurance Act (Ontario) and any similar workers’ compensation legislation which has not been paid.

(m)  As of the date hereof, the Company and its Subsidiaries have no formal plan and have made no promise or commitment, whether legally binding or not, to create any additional Employee Plan or to improve or change in any material respect the benefits provided under any Employee Plan.

(n)   Except as would not reasonably be expected to be material to the Company and its Subsidiaries, no event has occurred and no condition or circumstance exists that has resulted or, could reasonably result in any Employee Plan being ordered or required to be terminated or wound-up in whole or in part.

(o)   There are no entities other than the Company or its Subsidiaries participating in any Employee Plan.  All employee data necessary to administer each Employee Plan is in the possession of the Company or its Subsidiaries and is in a form which is sufficient for the proper administration of the Employee Plan in accordance with its terms and all Applicable Laws and, to the knowledge of the Company, such data is complete and correct.

Section 3.16.   Environmental Matters.   Except as would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect: (i) no written notice, order, complaint or penalty has been received by the Company or any of its Subsidiaries alleging a violation by or liability of the Company or any of its Subsidiaries of or relating to any Environmental Law and to the Company’s knowledge, no such notice, order, complaint or penalty is threatened, and there are no judicial, administrative or other actions, suits or proceedings pending or, to the Company’s knowledge, threatened which allege a violation by the Company or any of its Subsidiaries of any Environmental Laws or allege any liability of the Company or any of its Subsidiaries under or relating to any Environmental Law; (ii) the Company and each of its Subsidiaries have all environmental permits, licenses, regulations or other approvals necessary for their operations to comply with all applicable Environmental Laws and are in compliance with the terms of same; (iii) the Company and each of its Subsidiaries and their operations are in compliance with the terms of, and have not violated any, applicable Environmental Laws; (iv) to the Company’s knowledge, no Hazardous Substance is present at or about any of the properties or facilities currently or formerly owned, leased or operated by the Company or any of its Subsidiaries in amount or condition that would reasonably be expected to result in liability under any applicable Environmental Law; (v) to the Company’s knowledge, none of the Company and its Subsidiaries has released or disposed of or arranged for the disposal of any Hazardous Substance in a manner or to a location that would reasonably be expected to result in liability under any applicable Environmental Law; and (vi) none of the Company and its Subsidiaries has assumed or provided indemnity against any liability under or relating to any Environmental Law.

Section 3.17.   Real Property.   Item 2 in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2006 sets forth a true and complete list of the following: (i) all material real property owned by the Company or one of its Subsidiaries as of the date hereof (“Owned Real Property”) and (ii) all material real property which is leased, licensed, or otherwise occupied by the Company or one of its Subsidiaries as of the date hereof (“Leased Real Property”). Except as would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect, (x) the Company or one of its Subsidiaries has good and marketable title to all the Owned Real Property free and clear of all Liens, except Permitted Liens, and is the lessee, licensee, or occupier of the Leased Real Property, free and clear of all Liens, except Permitted Liens, and is in peaceable possession of the Leased Real Property; and (y) each such document granting Company or its Subsidiaries its right, title or interest in the Leased Real Property is valid without default or breach thereunder by the Company or its Subsidiaries and, to the knowledge of the Company and its Subsidiaries, the grantor of such right, title or interest in the Leased Property.

Section 3.18.   Title to Assets.   The Company and its Subsidiaries have good and valid title to, or valid and enforceable right to use under existing franchises, easements or licenses, or valid and enforceable leasehold interests in, all of its tangible personal properties, rights and assets necessary to carry on their businesses as now being conducted, except for such defects that, individually or in the aggregate, have not had and would not reasonably be expected to have, a Material Adverse Effect, in each case free and clear of all Liens, except for Permitted Liens.

Section 3.19.   Material Contracts.   Neither the Company nor any of its Subsidiaries is a party to or bound by any contract, arrangement, commitment or understanding as of the date hereof (i) that is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) that has not been filed or incorporated by reference in the Company Filings filed since January 1, 2006 and prior to the date hereof, (ii) that limits or restricts the Company or any of its Subsidiaries from engaging in any line of business or in any geographic area in any material respect, (iii) under which the Company or any of its Subsidiaries has directly or indirectly guaranteed any liabilities or obligations of a third party (other than ordinary course endorsements for collection) in excess of $10,000,000 in the aggregate, (iv) relating to indebtedness for borrowed money, whether incurred, assumed, guaranteed or secured by any asset, with an outstanding principal amount in excess of $20,000,000, (v) relating to material joint venture or partnership agreements, or (vi) involving continuing (contingent or otherwise) obligations (other than immaterial ones) of the Company and its Subsidiaries for an amount in excess of $20,000,000 (each, a “Material Contract”). Except as would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect, (i) neither the Company nor any of its Subsidiaries is in breach of or default (or received notice of any condition which with or without the giving of notice, the passage of time or both would cause a default) under the terms of any Material Contract, (ii) as of the date hereof, to the knowledge of the Company, no other party to any Material Contract is in breach of or default under the terms of any such Material Contract and (iii) each Material Contract is a valid and binding obligation of the Company or its Subsidiary that is a party thereto and is in full force and effect.

Section 3.20.   Anti-Takeover Provisions.   The Board of Directors of the Company has taken all necessary action so that any takeover, anti-takeover, moratorium, “fair price, “control share” or other similar anti-takeover Law enacted under any Applicable Law applicable to the Company (each, a “Takeover Statute”) do not, and will not, apply to this Agreement, the Arrangement or other transactions contemplated hereby. The Board of Directors of the Company has resolved to defer the “Separation Time” (as defined in the Company Rights Plan) so that neither the execution, delivery or performance of this Agreement nor the consummation of the transactions contemplated hereby will cause the Company Rights to become exercisable.

Section 3.21.   Opinions of Financial Advisors.   The Board of Directors of the Company has received the opinions of Goldman, Sachs & Co. and RBC Dominion Securities Inc., financial advisors to the Board of Directors, to the effect that, as of the date of this Agreement, the Consideration is fair to the Shareholders from a financial point of view.

Section 3.22.   Brokers.   Except for Goldman, Sachs & Co. and RBC Dominion Securities Inc., there is no investment banker, broker, finder, financial advisor or other intermediary that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries who might be entitled to any fee or commission from the Company or any of its Affiliates in connection with the transactions contemplated by this Agreement. The Company has made available to Parent a true and complete copy of, all agreements between the Company and Goldman, Sachs & Co. and RBC Dominion Securities Inc. pursuant to which such Persons would be entitled to any payment relating to the transactions contemplated hereunder.

Section 3.23.   Intellectual Property.   (a) Except as would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and its Subsidiaries own all right, title and interest, free and clear of all Liens, in, or have sufficient right to use, all Intellectual Property used to conduct the business of the Company or its Subsidiaries as currently conducted or as proposed to be conducted (collectively, the “Company Intellectual Property”). Section 3.23(a) of the Company Disclosure Schedule contains a complete and accurate list of the material registered Patents, Trademarks and Copyrights and applications therefor. Except as would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect, all registrations and applications of the Company Intellectual Property owned by the Company or its Subsidiaries are not invalid or unenforceable.

(b)   Except as would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect: (i) to the Company’s knowledge, neither the Company nor any of its Subsidiaries nor any of its or their current products or services or other operations of the Company’s or its Subsidiaries’ business, or the use by Company or its Subsidiaries of any Company Intellectual Property, infringes, misappropriates or otherwise violates in any respect the Intellectual Property rights of any Person; (ii) as of the date hereof, there is no suit, claim, action, investigation or proceeding threatened, made, pending, conducted or brought by a Person alleging any such infringement, misappropriation or violation, by the Company or any of its Subsidiaries; (iii) the Company and its Subsidiaries are not subject to any court order, decree, settlement or other agreement that restricts or impairs the use of any Company Intellectual Property; and (iv) to the Company’s knowledge, no Person is infringing, misappropriating or otherwise violating any of the Company Intellectual Property owned by the Company or rights therein.

(c)   Except as would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and each of its Subsidiaries take and have taken all reasonable and appropriate steps to protect and preserve the confidentiality of the Trade Secrets that comprise any part of the Company Intellectual Property.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF PARENT

Parent represents and warrants to the Company that:

Section 4.01.   Corporate Existence and Power.   Each of Parent and Acquisition Sub is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate powers and authority to carry on its business as now conducted. Each of Parent and Acquisition Sub has all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted, except for those licenses, permits, consents and approvals the absence of which would not be, individually or in the aggregate, reasonably expected to prevent or materially delay the consummation of the Arrangement. Each of Parent and Acquisition Sub is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not have, individually or in the aggregate, reasonably be expected to prevent or materially delay the consummation of the Arrangement. Acquisition Sub has been formed solely for the purpose of acquiring the Company Shares pursuant to this Agreement and the Arrangement and prior to the Effective Time will have engaged in no other business activities and will have incurred no liabilities or obligations other than in connection with the Arrangement and as contemplated herein and other than activities incidental to its formation.

Section 4.02.   Corporate Authorization.   The execution, delivery and performance by Parent and Acquisition Sub of this Agreement and the consummation by Parent and Acquisition Sub of the transactions contemplated hereby are within the corporate powers of Parent and Acquisition Sub and have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and binding agreement of each of Parent and Acquisition Sub, enforceable against each of Parent and Acquisition Sub in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or similar Applicable Laws affecting the enforcement of creditors’ rights generally and general equitable principles.

Section 4.03.   Governmental Authorization.   The execution, delivery and performance by Parent and Acquisition Sub of this Agreement and the consummation by Parent and Acquisition Sub of the transactions contemplated hereby require no action by or in respect of, or filing with, any Governmental Authority, other than (i) any approvals required by the Interim Order; (ii) the Final Order; (iii) filings with the Director under the CBCA; (iv) compliance with requirements of any applicable Competition Laws; (v) compliance with any applicable requirements of the Investment Canada Act; and (vi) any actions or filings the absence of which would not be reasonably expected to materially impair or delay the ability of Parent and Acquisition Sub to consummate the transactions contemplated by this Agreement.

Section 4.04.   Non-Contravention.   The execution, delivery and performance by Parent and Acquisition Sub of this Agreement and the consummation by Parent and Acquisition Sub of the transactions contemplated hereby do not and will not (i) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of Parent or Acquisition Sub, (ii) assuming compliance with the matters referred to in Section 4.03, contravene, conflict with or result in a violation or breach of any provision of any Applicable Law, (iii) require any consent or other action by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, could become a default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which Parent or Acquisition Sub is entitled under any provision of any agreement or other instrument binding upon Parent or Acquisition Sub or (iv) result in the creation or imposition of any Lien on any asset of the Parent or Acquisition Sub, with such exceptions, in the case of (ii) through (iv), as would not be reasonably expected to materially impair or delay the ability of Parent and Acquisition Sub to consummate the transactions contemplated by this Agreement.

Section 4.05.   Proxy Statement/Circular.   None of the information provided by Parent or Acquisition Sub for inclusion in the Company Proxy Statement/Circular or any amendment or supplement thereto, at the time the Company Proxy Statement/Circular or any amendment or supplement thereto is first mailed to Shareholders and at the time the Shareholders vote on the Arrangement, will contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

Section 4.06.   Litigation.   There is no claim, action, suit, investigation or proceeding affecting, pending against, or, to the knowledge of Parent, threatened against, Parent or Acquisition Sub that in any manner challenges or seeks to prevent, enjoin, alter or materially delay the Arrangement or any of the other transactions contemplated hereby.

Section 4.07.   Financing.   Parent has delivered to the Company a copy of an executed commitment letter (the “Debt Commitment Letter”), dated as of the date hereof, from Citigroup Global Markets Limited, Handelsbanken Capital Markets, Svenska Handelsbanken AB (publ) and The Royal Bank of Scotland plc, as Mandated Lead Arrangers, and Citibank N.A., London Branch, Svenska Handelsbanken AB (Publ) and The Royal Bank of Scotland plc (such institutions, the “Lenders”). Pursuant to the Debt Commitment Letter and subject to the terms and conditions contained therein (including the exhibits thereto), the Lenders have committed to provide $8,800,000,000 in aggregate principal amount of debt financing to Parent at the Closing (the “Debt Commitment”). The obligations to fund the commitments under the Debt Commitment Letter are not subject to any condition other than those set forth in the Debt Commitment Letter. Parent has no knowledge of any fact or occurrence that would reasonably be expected to (i) make any of the assumptions or statements set forth in the Debt Commitment Letter inaccurate, (ii) cause the Debt Commitment Letter to be ineffective or (iii) preclude in any material respect the satisfaction of the conditions set forth in the Debt Commitment Letter. As of the date hereof, the Debt Commitment Letter is in full force and effect and has not been amended in any material respect, and the financing and other fees that are due and payable on or before the date hereof under the Debt Commitment Letter have been paid in full. Subject to the terms and conditions of the Debt Commitment letter, assuming for purposes of this representation that the conditions set forth in Section 8.02(a) and (b) are satisfied, the funds contemplated to be received pursuant to the Debt Commitment Letter will be sufficient to pay the aggregate Consideration pursuant to the Arrangement and to make all other necessary payments (including related fees and expenses) by Parent and Acquisition Sub in connection with the Arrangement.

Section 4.08.   Share Ownership.   Neither Parent nor any of its Affiliates (including Acquisition Sub), is the beneficial owner of any Company Shares.

Section 4.09.   Finders’ Fees.   Except for Greenhill & Co. LLC, whose fees will be paid by Parent, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Parent who might be entitled to any fee or commission from the Company or any of its Affiliates upon consummation of the transactions contemplated by this Agreement.

ARTICLE 5
COVENANTS OF THE COMPANY

The Company agrees that:

Section 5.01.   Conduct of the Company.   From the date hereof until the Effective Time, except as set forth in Section 5.01 of the Company Disclosure Schedule, as expressly contemplated by this Agreement, consented to in writing by Parent (which consent shall not be unreasonably withheld or delayed) or as required by Applicable Law or Governmental Authority, the Company shall, and shall cause each of its Subsidiaries to, conduct its business in the ordinary course consistent with past practice and to use its commercially reasonable efforts to preserve intact its business organizations and relationships with third parties and to keep available the services of their present officers and employees. Without limiting the generality of the foregoing, from the date hereof until the Effective Time, except as set forth in Section 5.01 of the Company Disclosure Schedule, as expressly contemplated by this Agreement or as required by Applicable Law or Governmental Authority, the Company shall not, nor shall it permit any of its Subsidiaries to, without the prior written consent of Parent (which consent shall not be unreasonably withheld or delayed):

(a)   amend its articles of incorporation, bylaws or other similar organizational documents;

(b)   split, combine or reclassify any shares of capital stock of the Company or any of its Subsidiaries or declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of the capital stock of the Company or its Subsidiaries, or redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any shares of capital stock of the Company or any of its Subsidiaries, except for (i) dividends by any of its wholly-owned Subsidiaries and (ii) regular quarterly cash dividends with customary record and payment dates on Company Shares not in excess of Cdn$0.20 per share per quarter;

(c)   (i) issue, deliver or sell, or authorize the issuance, delivery or sale of, any shares of capital stock, or any options, warrants or similar rights exercisable for or convertible into such capital stock, of the Company or any of its Subsidiaries, other than the issuance of (A) any Company Shares upon the exercise of Company Options that are outstanding on the date of this Agreement in accordance with the terms of those options on the date of this Agreement and (B) any shares of capital stock of any Subsidiary of the Company to the Company or any other wholly-owned Subsidiary or (i) amend any term of any shares of capital stock, or any options, warrants or similar rights exercisable for or convertible into such capital stock, of the Company or any of its Subsidiaries;

(d)   acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any material amount of assets, securities, properties, interests or businesses, other than the acquisition of raw materials and supplies in the ordinary course of business consistent with past practice;

(e)   sell, transfer, assign, deliver, lease, license, sublicense, mortgage, pledge, encumber or otherwise dispose (in whole or in part), or create, incur, assume or subject any Lien on, any of the material assets, securities, properties, interests, businesses or rights of the Company or any of its Subsidiaries (including any Intellectual Property) (it being understood and agreed that the “Q&T Line” of the Company at Mobile shall constitute a material asset of the Company for these purposes), other than the sale of inventories and products and non-exclusive licenses of Intellectual Property, in each case which are made in the ordinary course of business consistent with past practice;

(f)    other than in the ordinary course of business consistent with past practice, make any material loans, advances, financial commitments or capital contributions to, or investments in, any other Person, or authorize or make any capital expenditures;

(g)   create, incur, assume, suffer to exist or otherwise be liable with respect to any material indebtedness for borrowed money or guarantees thereof other than in the ordinary course of business and in amounts and on terms consistent with past practice;

(h)   (i) enter into any agreement or arrangement that limits or otherwise restricts in any material respect the Company, any of its Subsidiaries or any of their respective Affiliates or any successor thereto or that would, after the Effective Time, limit or restrict in any material respect the Company, any of its Subsidiaries, Parent or any of their respective Affiliates, from engaging or competing in any line of business, in any location or with any Person or (ii) waive, release or assign any material rights, claims or benefits of the Company or any of its Subsidiaries;

(i)    (i) grant or increase any severance or termination pay to (or amend any existing arrangement with) any director, officer or employee of the Company or any of its Subsidiaries, (ii) increase benefits payable under any existing severance or termination pay policies or employment agreements, (iii) enter into any employment, deferred compensation or other similar agreement (or amend any such existing agreement) with or hire or terminate employment (except for just cause) of any director, officer or employee of the Company or any of its Subsidiaries, (iv) establish, adopt or amend (except as required by Applicable Law) any collective bargaining or similar agreement or any Employee Plan or any, bonus, profit-sharing, thrift, pension, retirement, deferred compensation, compensation, stock option, restricted stock or other benefit plan or arrangement covering any director, officer or employee of the Company or any of its Subsidiaries or (v) increase compensation, bonus or other benefits payable to any director, officer or employee of the Company or any of its Subsidiaries, other than in the case of clauses (i) through (v) in the ordinary course of business consistent with past practice;

(j)    enter into any employment, deferred compensation or other similar agreement (or amend any such existing agreement) with any director, officer or employee of the Company or any of its Subsidiaries who is compensated at a salary or rate of compensation of $150,000 or more per year;

(k)   make any material change in the Company’s methods of accounting, except as required by concurrent changes in GAAP, or pursuant to written instructions, comments or orders from the SEC, the OSC or any applicable securities regulatory authority of the other provinces and territories of Canada;

(l)    other than in the ordinary course consistent with past practice (except as provided in Section 5.01(n) below): (i) enter into any agreement that if entered into prior to the date hereof would be a Material Contract; (ii) modify, amend in any material respect, transfer or terminate any Material Contract or waive, release or assign any material rights or claims thereto or thereunder; (iii) enter into or extend any lease with respect to Company’s Real Property; (iv) modify, amend, transfer in any way or terminate any Company Intellectual Property agreements, standstill or confidentiality agreement with any third party, or waive, release or assign any material rights or claims thereto or thereunder; or (v) enter into, modify, amend, transfer or terminate any contract to provide exclusive rights or obligations;

(m)  change any method of Tax accounting, make or change any material Tax election, file any materially amended Tax Return, settle or compromise any material Tax liability, agree to an extension or waiver of the statute of limitations with respect to the assessment or determination of Taxes, enter into any closing agreement with respect to any Tax or surrender any right to claim a material Tax refund, except in each case in the ordinary course of business and in a manner consistent with past practice;

(n)   pay, discharge, satisfy or settle any litigation or waive, assign or release any material rights or claims except, in the case of litigation, any litigation which settlement would not: (i) impose any injunctive or similar order on the Company or any of its Subsidiaries or restrict in any material respect the business of the Company or any of its Subsidiaries or (ii) exceed $10,000,000 in cost or value to the Company or any of its Subsidiaries;

(o)   effectuate a “plant closing” or “mass layoff” as those terms are defined in WARN or any similar state or local Law, affecting in whole or in part any site of employment, facility, operating unit or employee of the Company;

(p)   take any action or fail to take any action that is intended to, or would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impede the ability of Company to consummate the Arrangement or the other transactions contemplated by this Agreement; or

(q)   agree, resolve or commit to do any of the foregoing.

Section 5.02.   Interim Order; Company Meeting; Proxy Statement/Circular.   (a) The Company shall convene and conduct the Company Meeting in accordance with the Interim Order, the Company’s articles of incorporation and bylaws and Applicable Laws as soon as reasonably practicable.  Subject to Section 5.03(d), the Board of Directors of the Company shall recommend approval of the Arrangement Resolution by the Shareholders. In connection with such meeting, the Company shall endeavor to (i) prepare and file the Company Proxy Statement/Circular with the SEC within 21 days following the date hereof, (ii) respond as promptly as reasonably practicable to any comments received from the SEC with respect to the Proxy Statement/Circular, (iii) as promptly as reasonably practicable prepare and file (after Parent has had a reasonable opportunity to review and comment on) any amendments or supplements to the Proxy Statement/Circular necessary to be filed in response to any SEC comments or as required by Applicable Law, (iv) use its reasonable best efforts to have the SEC or its staff advise the Company that it either does not intend to review the Proxy Statement/Circular or has no further comments on the Proxy Statement/Circular, as applicable, (v) after such time as (a) the SEC or its staff advises the Company that it either does not intend to review the Proxy Statement/Circular or has no further comments on the Proxy Statement/Circular, as applicable, and (b) the Interim Order is received, mail the Company Proxy

Statement/Circular and all other proxy materials for such meeting to its Shareholders and any other Person required by the Interim Order and Applicable Laws as promptly as practicable and cause the Company Proxy Statement/Circular to be filed as required by the Interim Order and Applicable Laws, (vi) to the extent required by Applicable Law, as promptly as reasonably practicable prepare, file and distribute to its Shareholders and any other Person required by the Interim Order and Applicable Laws any supplement or amendment to the Proxy Statement/Circular if any event shall occur which requires such action at any time prior to the Company Meeting, (vii) use its reasonable best efforts to solicit proxies in favor of the approval of the Arrangement Resolution and (viii) otherwise comply with all legal requirements applicable to such meeting.

(b)   The Company and Parent shall cooperate with one another in connection with the preparation of the Company Proxy Statement/Circular. Parent and Acquisition Sub shall furnish all information as may be reasonably required by the Company in connection with the preparation, filing and distribution of the Company Proxy Statement/Circular. Without limiting the generality of the foregoing, (i) Parent and its counsel shall be given a reasonable opportunity to review and comment on the Company Proxy Statement/Circular, and reasonable and good faith consideration shall be given to any comments made by Parent and its counsel, (ii) the Company shall provide Parent and its counsel with (A) any comments or other communications, whether written or oral, that the Company or its counsel may receive from time to time from the SEC or its staff with respect to the Company Proxy Statement/Circular promptly after receipt of those comments or other communications and (B) a reasonable opportunity to participate in the response to those comments and to provide comments on that response (to which reasonable and good faith consideration shall be given), including by participating in any discussions or meetings with the SEC and (iii) each of Parent, Acquisition Sub and the Company shall promptly notify the other parties if at any time before the Effective Time it becomes aware that the Proxy Statement/Circular or any application for an order hereunder contains any misstatement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances in which they are made, or that otherwise requires an amendment or supplement to the Proxy Statement/Circular or such application. In any such event, Parent, Acquisition Sub and the Company shall cooperate in the preparation of a supplement or amendment to the Proxy Statement/Circular or such other document, as required and as the case may be, and, if required by Applicable Law or the Court, shall cause the same to be distributed to the Shareholders and filed with the SEC, the OSC and each securities regulatory authority of the other provinces of Canada in which the Company is a reporting issuer.

Section 5.03.   No Solicitation; Other Offers.

(a)   Subject to Section 5.03(c) and Section 5.03(d), from the date hereof until the Effective Time or, if earlier, the termination of this Agreement in accordance with Article 9, neither the Company nor any of its Subsidiaries shall, nor shall the Company or any of its Subsidiaries authorize or permit any of the directors, officers, employees, Affiliates, investment bankers, attorneys, accountants and other advisors or representatives (collectively, “Company Representatives”) to, directly or indirectly, (i) solicit, initiate or take any action to facilitate or encourage, whether publicly or otherwise, the submission of any inquiries, proposals or offers or any other efforts or attempts that constitute, or may reasonably be expected to lead to, any Acquisition Proposal, (ii) enter into or participate in any discussions or negotiations with, furnish any information relating to the Company or any of its Subsidiaries or afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries to, otherwise cooperate in any way with, any inquiries, proposals or offers or any other efforts or attempts that constitute, or may reasonably be expected to lead to, any Acquisition Proposal, (iii) fail to make, withdraw or modify in a manner adverse to Parent the Company Board Recommendation, or recommend an Acquisition Proposal (any of the foregoing in this clause (iii), an “Adverse Recommendation Change”), or (iv) enter into any agreement in principle, letter of intent, term sheet or other similar instrument relating to an Acquisition Proposal or enter into any agreement or agreement in principle requiring the Company to abandon, terminate or fail to consummate the transactions contemplated hereby or breach its obligations hereunder or propose or agree to do any of the foregoing. Subject to Section 5.03(c) and Section 5.03(d), the Company shall immediately cease and cause to be terminated any solicitation, encouragement, discussion or negotiation with any Persons conducted heretofore by the Company, its Subsidiaries or any Company Representatives with respect to any Acquisition Proposal and shall use its (and will cause the Company Representatives to use their) reasonable best efforts to require the other parties thereto to promptly return or destroy in accordance with the terms of such agreement any confidential information previously furnished by the Company, the Company’s Subsidiaries or the Company Representatives thereunder.

(b)   The Company shall not release any Third Party from any confidentiality agreement or standstill agreement (except to allow such party to propose an Acquisition Proposal to the Company), provided that the foregoing shall not prevent the Board of Directors of the Company from considering and accepting any new Acquisition Proposal that is determined to be a Superior Proposal that might be made by any such Third Party or taking any other actions permitted under this Section 5.03, provided that the remaining provisions of this Section 5.03 are complied with.

(c)   Notwithstanding anything in this Agreement to the contrary, if at any time following the date of this Agreement and prior to obtaining the approval of the Arrangement Resolution by the Shareholders at the Company Meeting, (i) the Company receives an Acquisition Proposal from a Third Party, (ii) the Board of Directors of the Company determines in good faith, after consultation with its financial advisors and outside counsel, that such Acquisition Proposal constitutes or could reasonably be expected to result in a Superior Proposal and (iii) after consultation with its financial advisors and outside counsel, the Board of Directors of the Company determines in good faith that failure to take such action could reasonably be expected to be inconsistent with its fiduciary duties under Applicable Law, then the Company may (A) furnish information with respect to the Company and its Subsidiaries to the Person making such Acquisition Proposal and (B) enter into, participate and maintain discussions or negotiations with, and otherwise cooperate with or assist, the Person making such Acquisition Proposal regarding such Acquisition Proposal; provided that the Company (x) will not, and will not allow Company Representatives to, disclose any non-public information to such Person without entering into an Acceptable Confidentiality Agreement, and (y) will promptly provide to Parent any material non-public information concerning the Company or its Subsidiaries provided to such other Person which was not previously provided to Parent. The Company shall promptly (within one (1) Business Day) notify orally and in writing Parent in the event it receives an Acquisition Proposal from a Person or group of related Persons, including the material terms and conditions thereof, and shall, at Parent’s request, inform Parent orally and in writing as to the status, including any changes to the material terms, of such Acquisition Proposal.

(d)   Notwithstanding anything in this Agreement to the contrary, at any time prior to obtaining the approval of the Arrangement Resolution by the Shareholders at the Company Meeting, if the Company receives an Acquisition Proposal which the Board of Directors of the Company concludes in good faith constitutes a Superior Proposal, the Board of Directors of the Company may (i) effect an Adverse Recommendation Change and/or (ii) terminate this Agreement pursuant to Section 9.01(d)(i) to enter into a definitive agreement with respect to such Superior Proposal if the Board of Directors of the Company determines in good faith, after consultation with outside counsel, that failure to take such action could be inconsistent with its fiduciary duties under Applicable Law; provided, however, that the Board may not effect an Adverse Recommendation Change or terminate the Agreement pursuant to Section 9.01(d)(i) unless (a) the Company notifies Parent, in writing and at least five Business Days prior to such Adverse Recommendation Change or termination (the “Notice Period”), promptly of its intention to effect an Adverse Recommendation Change or terminate this Agreement and to enter into a binding written agreement concerning a Superior Proposal, attaching the most current version of all relevant proposed transaction agreements and other material documents (and a description of all material terms and conditions thereof (including the identity of the party making such Superior Proposal)), (b) the Company causes its financial and legal advisors to, during the Notice Period, negotiate with Parent in good faith (to the extent Parent desires to negotiate) to make such adjustments in the terms and conditions of this Agreement so that such Acquisition Proposal ceases to constitute a Superior Proposal, and (c) Parent does not make, within five Business Days of receipt of such written notification, an offer that the Board of Directors of the Company determines in good faith, after consultation with its financial advisors, is at least as favorable to the Shareholders as such Superior Proposal.  In the event of any material revisions to the applicable Superior Proposal, the Company shall be required to deliver a new written notice to Parent and to comply with the requirements of this Section 5.03(c) with respect to such new written notice (to the extent so required), except that the Notice Period shall be reduced to three Business Days.

(e)   Nothing contained herein shall prevent the Board of Directors of the Company from taking and disclosing to its stockholders a position contemplated by Rules 14d-9 and 14e-2(a) promulgated under the 1934 Act or Section 99 of the Securities Act (Ontario) with regard to an Acquisition Proposal provided, any disclosure made pursuant to this Section 5.03(e) (other than a “stop, look and listen” letter or similar communication of the type contemplated by Rule 14d-9(f) under the 1934 Act) shall be deemed to be an Adverse Recommendation Change unless the Board of Directors of the Company expressly states in such disclosure that its recommendation in favor of the approval of the Arrangement Resolution has not changed.

(f)    As used in this Agreement, the term:

(i)    “Superior Proposal” means a bona fide written Acquisition Proposal, which was not obtained in violation of this Section 5.03, and that the Board of Directors of the Company in good faith determines, would, if consummated, result in a transaction that is more favorable from a financial point of view to the Shareholders (in their capacity as Shareholders) than the transactions contemplated hereby (x) after receiving the advice of its financial advisor, (y) after taking into account the likelihood of consummation of such transaction on the terms set forth therein (as compared to the terms herein) and (z) after taking into account all appropriate legal (with the advice of outside counsel), financial (including the financing terms of any such proposal), regulatory or other aspects of such proposal and any other relevant factors permitted by Applicable Law; provided that for purposes of the definition of “Superior Proposal”, the references to “25% or more” in the definition of Acquisition Proposal shall be deemed to be references to “a majority” and the definition of Acquisition Proposal shall only refer to a transaction or series of transactions (i) directly involving the Company (and not exclusively its Subsidiaries) or (ii) involving a sale or transfer of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole; and

(ii)   “Acceptable Confidentiality Agreement” means a confidentiality agreement that contains provisions that are no less favorable in the aggregate to the Company than those contained in the Confidentiality Agreement (provided that such agreement may contain a less restrictive or no standstill restriction, in which case the Confidentiality Agreement shall be deemed to be amended to contain only such less restrictive provision, or to omit such provision, as applicable).

Section 5.04.   No Control of Other Party’s Business.   Nothing contained in this Agreement is intended to give Parent, directly or indirectly, the right to control or direct the Company’s or its Subsidiaries’ operations prior to the Effective Time, and nothing contained in this Agreement is intended to give the Company, directly or indirectly, the right to control or direct Parent’s or its Subsidiaries’ operations.  Prior to the Effective Time, each of Parent and the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operations.

ARTICLE 6
COVENANTS OF PARENT

Parent agrees that:

Section 6.01.   Conduct of Parent and Acquisition Sub.   Each of Parent and Acquisition Sub agrees that, from the date of this Agreement to the Effective Time, it shall not take any action or fail to take any action that is intended to, or would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impede the ability of Parent and Acquisition Sub to consummate the Arrangement or the other transactions contemplated by this Agreement.

Section 6.02.   Voting of Shares.   Parent shall vote any Company Shares beneficially owned by it or any of its Subsidiaries in favor of the Arrangement Resolution at the Company Meeting.

Section 6.03.   Director and Officer Liability.

(a)   From and after the Effective Time, Parent shall, and shall cause the Company to, indemnify and hold harmless, to the fullest extent permitted under Applicable Law (and to also advance expenses as incurred to the fullest extent permitted under Applicable Law), each present and former director and officer of the Company and its Subsidiaries (each, an “Indemnified Person”) against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or related to such Indemnified Person’s service as a director or officer of the Company or its Subsidiaries or services performed by such Persons at the request of the Company or its Subsidiaries at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, including the approval of this Agreement, the Arrangement or the other transactions contemplated by this Agreement or arising out of or related to this Agreement and the transactions contemplated hereby. Neither Parent nor the Company shall settle, compromise or consent to the entry of any judgment in any claim, action, suit, proceeding or investigation or threatened claim, action, suit, proceeding or investigation without the consent of an Indemnified Person (such consent not to be unreasonably withheld) (i) unless such settlement, compromise or consent includes an unconditional release of such Indemnified Person (which release shall be in form and substance reasonably satisfactory to such Indemnified Person) from all liability arising out of such action, suit, proceeding, investigation or claim or (ii) that includes an admission of fault of such Indemnified Person.

(b)   Prior to the Effective Time, the Company shall and, if the Company is unable to, Parent shall cause the Company as of the Effective Time, to obtain and fully pay the premium for the extension of (i) the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies and (ii) the Company’s existing fiduciary liability insurance policies, in each case for a claims reporting or discovery period of at least six years from and after the Effective Time with respect to any claim related to any period or time at or prior to the Effective Time from an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to directors’ and officers’ liability insurance and fiduciary liability insurance (collectively, “D&O Insurance”) with terms, conditions, retentions and limits of liability that are no less advantageous than the coverage provided under the Company’s existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director or officer of the Company or any of its Subsidiaries by reason of him or her serving in such capacity that existed or occurred at or prior to the Effective Time (including in connection with this Agreement or the transactions or actions contemplated hereby). If the Company for any reason fail to obtain such “tail” insurance policies as of the Effective Time, the Company shall continue to maintain in effect for a period of at least six years from and after the Effective Time the D&O Insurance in place as of the date hereof with terms, conditions, retentions and limits of liability that are no less advantageous than the coverage provided under the Company’s existing policies as of the date hereof, or the Company shall purchase comparable D&O

Insurance for such six-year period with terms, conditions, retentions and limits of liability that are at least as favorable as provided in the Company’s existing policies as of the date hereof; provided that in no event shall Parent or the Company be required to expend for such policies pursuant to this sentence an annual premium amount in excess of 300% of the annual premiums currently paid by the Company for such insurance; and provided, further, that if the annual premiums of such insurance coverage exceed such amount, the Company shall obtain a policy with the greatest coverage available for a cost not exceeding such amount.

(c)   If the Company or any of its successors or assigns shall (i) amalgamate, consolidate with or merge or wind-up into any other Person and shall not be the continuing or surviving corporation or entity or (ii) transfer all or substantially all of its properties and assets to any Person, then, and in each such case, proper provisions shall be made so that the successors and assigns of the Company shall assume all of the obligations set forth in this Section 6.03.

(d)   This Section 6.03 shall survive the consummation of the Arrangement and is intended to be for the benefit of, and shall be enforceable by, the Indemnified Persons and their respective heirs and personal representatives and shall be binding on the Company and its successors and assigns. If any Indemnified Person makes any claim for indemnification or advancement of expenses under this Section 6.03 that is denied by the Company or Parent, and a court of competent jurisdiction determines that the Indemnified Person is entitled to such indemnification, then the Company or Parent shall pay such Indemnified Person’s costs and expenses, including reasonable legal fees and expenses, incurred in connection with pursuing such claim against the Company or Parent.

(e)   The rights of the Indemnified Persons under this Section 6.03 shall be in addition to any rights such Indemnified Persons may have under the articles of incorporation or bylaws of the Company or any of its Subsidiaries, or under any Applicable Law or under any agreement or contract of any Indemnified Person with the Company or any of its Subsidiaries. All rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time and rights to advancement of expenses relating thereto now existing in favor of any Indemnified Person as provided in the certificate of incorporation or bylaws of the Company or of any Subsidiary of the Company or any indemnification contract or agreement between such Indemnified Person and the Company or any of its Subsidiaries shall survive the Effective Time and shall not be amended, repealed or otherwise modified in any manner that would adversely affect any right thereunder of any such Indemnified Person.

ARTICLE 7
COVENANTS OF PARENT AND THE COMPANY

The parties hereto agree that:

Section 7.01.   Best Efforts; Further Assurances.

(a)   Subject to the terms and conditions of this Agreement, Parent and the Company shall use their best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under Applicable Law to consummate the transactions contemplated by this Agreement as soon as practicable, including (i) preparing and filing as promptly as practicable with any Governmental Authority or other third party all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents and (ii) obtaining and maintaining all approvals, consents, registrations, permits, authorizations and other confirmations required to be obtained from any Governmental Authority or other third party that are necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

(b)   In furtherance and not in limitation of the foregoing, each of Parent and the Company agrees to make an appropriate filing of a Notification and Report Form pursuant to the HSR Act, an appropriate filing or application pursuant to the Canadian Competition Act, and any filings or applications required pursuant to any other applicable Competition Law with respect to the transactions contemplated hereby as promptly as practicable after the date hereof.

(c)   Each of Parent and the Company agree to (i) supply as promptly as practicable any additional information and documentary material that may be reasonably requested by any Governmental Authority pursuant to the HSR Act, the Canadian Competition Act, any other applicable Competition Law and the Investment Canada Act and (ii) to consult and cooperate with the other party with respect to (including reviewing material correspondence before submitting same to any Governmental Authority or that is received from any Governmental Authority), and to permit the other party to be present at conferences and meetings for the purpose of, obtaining clearance under the HSR Act, the Canadian Competition Act, any other applicable Competition Law and the Investment Canada Act.

(d)   Notwithstanding anything in this Agreement to the contrary, if any objections are asserted with respect to the transactions contemplated hereby under the HSR Act, the Canadian Competition Act or any other applicable Competition Law, or if any suit, action or proceeding is instituted or threatened by any Governmental Authority challenging any of the transactions contemplated hereby as violative of the HSR Act, the Canadian Competition Act or any other applicable Competition Law, each of Parent and the Company shall use its best efforts to resolve such objections, suit, action or proceeding so as to allow the Effective Time to occur prior to the End Date. Without limiting the generality of the foregoing, in exercising its best efforts, and in exercising its best efforts to obtain Investment Canada Act Approval, Parent shall, and shall cause its Subsidiaries and controlled Affiliates to, take all necessary action, including agreeing to hold separate or to divest any of the businesses or properties or assets of Parent or any of its Affiliates (including any assets acquired or to be acquired by Parent pursuant to the transactions contemplated hereby), to terminate any existing relationships and contractual rights and obligations, and to enter into licensing arrangements or undertakings, as may be required (i) by the applicable Governmental Authority in order to resolve such objections that such Governmental Authority may have to such transactions under the HSR Act, the Canadian Competition Act or any other applicable Competition Law, (ii) by any domestic or foreign court or other tribunal, in any suit, action or proceeding brought by any Governmental Authority challenging such transactions as violative of the HSR Act, the Canadian Competition Act or any other applicable Competition Law, in order to resolve such objections, avoid the entry of, or to effect the dissolution, vacating, lifting, altering or reversal of, any order that has the effect of restricting, preventing or prohibiting the consummation of the transactions contemplated by this Agreement or (iii) to obtain Investment Canada Act Approval, so as to allow the Effective Time to occur prior to the End Date; provided, however, that the Parent may expressly condition any such sale, holding separate or other disposal, and any agreement to take any such action or to conduct its business in any manner, upon consummation of the Arrangement and the other transactions contemplated hereby. If any suit, action or proceeding is instituted or threatened by any private party challenging any of the transactions contemplated hereby as violative of the HSR Act, the Canadian Competition Act or any other applicable Competition Law, each of Parent and the Company shall contest such suit, action or proceeding to the fullest extent permitted by Applicable Law.

(e)   From the date of this Agreement until the Effective Date neither Parent nor the Company will enter into or consummate any acquisition or license agreement which would present a material risk of making it materially more difficult to obtain any approval or authorization required in connection with the transactions contemplated herein with respect to the HSR Act, the Canadian Competition Act or any other applicable Competition Law.

(f)    Notwithstanding anything to the contrary in this Agreement, in connection with obtaining any approval or consent from any Person with respect to the Arrangement, no party or its Affiliates shall be required to pay or commit to pay to such Person any cash or other consideration, make any commitment or to incur any liability or other obligation (provided, however, that such party shall give the other parties hereto the opportunity to make such payments); provided, however, this in no way limits the obligations of Parent to hold separate or to divest any of the businesses or properties or assets of Parent or any of its Affiliates (including any assets acquired or to be acquired by Parent pursuant to the transactions contemplated hereby), to terminate any existing relationships and contractual rights and obligations and to enter into licensing arrangements or commitments, obligations or liabilities in respect of undertakings, as set forth above in Section 7.01(d).

Section 7.02.   Public Announcements.   Parent and the Company shall consult with each other before issuing any press release, making any other public statement or scheduling any press conference or conference call with investors or analysts with respect to this Agreement or the transactions contemplated hereby and, except as may be required by Applicable Law or any listing agreement with or rule of any national securities exchange or association, shall not issue any such press release, make any such other public statement or schedule any such press conference or conference call without the consent of the other party (not to be unreasonably withheld or delayed).

Section 7.03.   Access to Information.   From the date hereof until the Effective Time and subject to Applicable Law and the Confidentiality Agreement, the Company shall (i) give to Parent, its counsel, financial advisors, auditors and other authorized representatives reasonable access to the offices, properties, books and records of the Company and its Subsidiaries, (ii) furnish to Parent, its counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information as such Persons may reasonably request and (iii) instruct its employees, counsel, financial advisors, auditors and other authorized representatives to cooperate with Parent in its investigation. Any investigation pursuant to this Section shall be conducted during normal business hours and in such manner as not to interfere unreasonably with the conduct of the business of the Company and its Subsidiaries. Notwithstanding the foregoing, (i) the Company shall not be obligated to provide access to, or to disclose, any information to Parent if the Company reasonably determines that such access or disclosure would jeopardize the attorney-client privilege of the Company or any of its Subsidiaries or violate any Applicable Law (provided that the Company shall use its reasonable best efforts to enable the provision of reasonable access without violating such Applicable Law) or confidentiality obligations (provided that the Company shall use its reasonable best efforts to obtain waivers to such obligations or implement requisite procedures to enable reasonable access without violating such obligations) and (ii) Parent shall have no right to perform invasive or subsurface investigations of the properties or facilities of the Company or any of its Subsidiaries. The parties will make appropriate substitute arrangements under circumstances in which the restrictions of the preceding sentence apply.  No information or knowledge obtained in any investigation pursuant to this Section shall affect or be deemed to modify any representation or warranty made by any party hereunder.

Section 7.04.   Notices of Certain Events.   Each of the Company and Parent shall promptly notify the other of:

(a)   the occurrence, or non-occurrence, of any event that, individually or in the aggregate, would reasonably be expected to cause any condition to the obligations of any party to effect the Arrangement and the other transactions contemplated by this Agreement not to be satisfied; and

(b)   any failure of such party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder which, individually or in the aggregate, would reasonably be expected to result in any condition to the obligations of any party to effect the Arrangement and the other transactions contemplated by this Agreement not to be satisfied;

provided, however, that the delivery of any notice pursuant to this Section 7.04 shall not limit or otherwise affect the remedies available hereunder to the party receiving that notice.

Section 7.05.   Confidentiality.   Parent and Acquisition Sub shall hold, and shall cause their counsel, financial advisors, auditors and other authorized representatives to hold, in strict confidence all nonpublic documents and confidential information furnished to Parent, Acquisition Sub or any of such counsel, financial advisors, auditors and other authorized representatives in connection with the transactions contemplated by this Agreement in accordance with the Confidentiality Agreement.

Section 7.06.   Employee Matters.   (a) For a period of 12 months following the Effective Date, each of the Company and Parent agree to provide, or cause the Company and each of its Subsidiaries to provide, to each employee of the Company or any of its Subsidiaries compensation (which term shall include, for purposes of this subsection severance compensation) not less than, and benefits that in the aggregate are substantially similar to, the compensation and benefits provided to each such employee immediately prior to the Effective Time (excluding, for all purposes, equity-based compensation); provided that no provision of this Section 7.06 shall give any employee of the Company or any of its Subsidiaries any right to continued employment or impair in any way the right of the Company or any of its Subsidiaries to terminate the employment of any employee.

(b)   Each of the Company and Parent shall give, or cause the Company and each of its Subsidiaries to give, all current and former employees of the Company or any of its Subsidiaries full credit for purposes of eligibility, vesting and benefit accrual (but not including accrual of benefits under any defined benefit pension plan), under the employee benefit plans and arrangements maintained by Parent or the Company, its Subsidiaries or Affiliates in which such employees participate after the Effective Time, for such employees’ service with the Company, its Subsidiaries or their respective Affiliates or predecessors prior to such date.

(c)   With respect to all welfare benefit plans maintained by Parent or the Company or its Subsidiaries for the benefit of employees of the Company or any of its Subsidiaries on and after the Effective Time, each of the Company and Parent shall, or shall cause the Company’s Subsidiaries to (i) cause there to be waived any eligibility requirements or pre-existing condition limitations and (ii) give effect, in determining any deductible and maximum out-of-pocket limitations, to amounts paid by such employees with respect to similar plans maintained by the Company or any of its Subsidiaries prior to the Effective Time.

(d)   From and after the Effective Time, Parent shall honor and perform, or cause the Company to honor and perform, all of the obligations of the Company and any of its Subsidiaries under employment and other agreements with current or former employees and employee benefit plans in accordance with their terms as in effect immediately before the Effective Time.

(e)   No provision of this Section 7.06 shall create any third party beneficiary rights in any employee or former employees of the Company (including any beneficiary or dependent thereof) or in any other Person and no provision of this Section 7.06 is intended to operate as an amendment of any Employee Plan subject to ERISA.

(f)    As promptly as reasonably practicable after request by Parent, the Company shall make available to the Parent for review, all material inspection reports under the Occupational Health and Safety Act (Ontario) and Workplace Safety and Insurance Act (Ontario) or other similar Applicable Laws of any jurisdiction against the Company or any of the Subsidiaries and there are no outstanding inspection orders under such Applicable Laws against the Company or any of the Subsidiaries.

Section 7.07.   Financing Assistance.

(a)   Prior to the Closing, the Company shall use its commercially reasonable efforts to, and shall cause its Subsidiaries and its and their respective officers, employees and representatives to use their commercially reasonable efforts to, assist Parent in connection with the arrangement of any financing to be consummated prior to or contemporaneously with the Closing in respect of the transactions contemplated by this Agreement, including any refinancing or replacement of any existing, or the arrangement of any new, facility for indebtedness of the Company and its Subsidiaries; provided that such assistance does not (i) unreasonably interfere with the ongoing operations of the Company or any of its Subsidiaries or give rise to costs or expenses of the Company or any of its Subsidiaries that are not advanced or promptly reimbursed by Parent, (ii) cause any representation or warranty in this Agreement to be breached, (iii) cause any condition to Closing set forth in Article 8 to fail to be satisfied or otherwise cause any breach of this Agreement or any material agreement to which the Company or any of its Subsidiaries is a party or (iv) involve any binding commitment by the Company or any of its Subsidiaries which commitment is not conditioned on the Closing and does not terminate without liability to the Company or any of its Subsidiaries upon the termination of this Agreement.

(b)   The Company shall, and shall cause its Subsidiaries and shall use commercially reasonable efforts to cause its and their respective officers, employees and representatives to (i) enter into customary agreements, including underwriting and purchase agreements, in connection with the debt financing, (ii) participate in meetings, due diligence sessions and road shows, (iii) assist in preparing offering memoranda, rating agency presentations, private placement memoranda, prospectuses and similar documents, (iv) use commercially reasonable efforts to obtain comfort letters of accountants and legal opinions, and (v) otherwise make available documents and information relating to the Company and its Subsidiaries, in the case of each of (i) through (v), as may be reasonably requested by Parent; provided that the foregoing clauses (i) through (v) do not (A) unreasonably interfere with the ongoing operations of the Company or any of its Subsidiaries or give rise to costs or expenses of the Company or any of its Subsidiaries that are not advanced or promptly reimbursed by Parent, (B) cause any representation or warranty in this Agreement to be breached, (C) cause any condition to Closing set forth in Article 8 to fail to be satisfied or otherwise cause any breach of this Agreement or any material agreement to which the Company or any of its Subsidiaries is a party of (D) involve any binding commitment by the Company or any of its Subsidiaries which commitment is not conditioned on the Closing and does not terminate without liability to the Company or any of its Subsidiaries upon the termination of this Agreement.

Section 7.08.   Debt Offer.   To the extent requested by Parent, the Company shall cooperate with Parent in an offer to purchase on or immediately prior to the Effective Date all of the outstanding aggregate principle amount of the Company’s 8.75% Senior Notes due 2013 (the “Notes”) or any other action with respect to the Notes reasonably requested by Parent; provided that (i) in no case will the Company be required to accept for payment Notes prior to the Effective Time and (ii) Parent agrees to reimburse the Company and its Subsidiaries and hold them harmless from and against any liabilities, losses, costs and expenses incurred in connection with such offer.

Section 7.09.   Repayment of Senior Indebtedness.   If requested by Parent, on or immediately prior to the Effective Time, the Company shall use its commercially reasonable efforts to deliver to Parent copies of payoff letters (subject to delivery of funds as arranged by Parent), in commercially reasonable form, from the administration agent under (a) the Credit Agreement dated as of December 1, 2006 among the Company, Bank of America, N.A., and the other parties thereto, (b) the $350,000,000 Bridge Loan Agreement dated as of December 1, 2006 among the Company, Bank of America, N.A., and the other parties thereto, and (c) all indebtedness for borrowed money (other than the Notes), and shall use its commercially reasonable efforts to make arrangements for the release of all Liens and other security over the Company’s and its Subsidiaries’ properties and assets securing such obligations on or immediately prior to the Effective Date (subject to delivery of funds as arranged by Parent).

ARTICLE 8
CONDITIONS TO THE ARRANGEMENT

Section 8.01.   Conditions to the Obligations of Each Party.   The obligations of the Company, Parent and Acquisition Sub to consummate the Arrangement are subject to the satisfaction of the following conditions:

(a)   the Arrangement Resolution shall have been approved and adopted at the Company Meeting in accordance with the Interim Order;

(b)   the Interim Order and the Final Order shall each have been obtained on terms consistent with this Agreement and in a form satisfactory to each of the Company and Parent, acting reasonably, and shall not have been set aside or modified in a manner unacceptable to the Company and Parent, acting reasonably, on appeal or otherwise;

(c)   no Applicable Law shall prohibit the consummation of the Arrangement or result in any judgment or assessment of damages, directly or indirectly, which, individually or in the aggregate, has had or would be reasonably expected to have a Material Adverse Effect with respect to the Company;

(d)   any applicable waiting period under the HSR Act relating to the Arrangement shall have expired or been terminated;

(e)   Competition Act Approval shall have been obtained;

(f)    Investment Canada Act Approval shall have been obtained; and

(g)   all approvals, consents, registrations, permits, authorizations and other confirmations required to be obtained from any Governmental Authority or other third party that are necessary, proper or advisable to consummate the transactions contemplated by this Agreement and the failure of which to obtain, individually or in the aggregate, would be reasonably expected to have a Material Adverse Effect with respect to the Company, shall have been obtained and reasonably satisfactory evidence thereof shall have been delivered to each party.

Section 8.02.   Conditions to the Obligations of Parent and Acquisition Sub.   The obligations of Parent and Acquisition Sub to consummate the Arrangement are subject to the satisfaction of the following further conditions:

(a)   the Company shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Effective Time, and Parent shall have received a certificate signed on behalf of the Company by an executive officer of the Company to the effect;

(b)   the representations and warranties of the Company set forth in (i) Section 3.01, Section 3.02, Section 3.05 and Section 3.20 shall be true and correct in all material respects as of the Effective Time as if made at and as of such time and (ii) Article 3, other than those to which clause (i) above applies, shall be true and correct (disregarding for purposes of this Section 8.02(b) any materiality or Material Adverse Effect qualification contained in any such representations or warranties) as of the date of this Agreement and as of the Effective Time as though made on and as of the Effective Time (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be true and correct as of such date), except in the case of this clause (ii) where the failure to be so true and correct, individually and in the aggregate, has not had or would not be reasonably expected to have a Material Adverse Effect with respect to the Company, and Parent shall have received a certificate signed on behalf of the Company by an executive officer of the Company to this effect; and

(c)   since the date of this Agreement, there shall not have occurred or been discovered any change, event, circumstance or development that has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 8.03.   Conditions to the Obligations of the Company.   The obligations of the Company to consummate the Arrangement are subject to the satisfaction of the following further conditions:

(a)   each of Parent and Acquisition Sub shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Effective Time, and the Company shall have received a certificate signed by an executive officer of Parent to the effect;

(b)   the representations and warranties of Parent and Acquisition Sub contained in this Agreement shall be true in all material respects at and as of the Effective Time as if made at and as of such time (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be true and correct as of such date), and the Company shall have received a certificate signed by an executive officer of Parent to the effect; and

(c)   the Acquisition Sub shall have deposited with the Depositary (as defined in the Plan of Arrangement) in escrow at or prior to the time of filing of the Articles of Arrangement the funds required to effect payment in full of the aggregate Consideration to be paid pursuant to the Arrangement and the Depositary shall have confirmed to the Company receipt of these funds.

Section 8.04.   Satisfaction of Conditions.   The conditions precedent set out in Section 8.01, Section 8.02 and Section 8.03 shall be conclusively deemed to have been satisfied, waived or released when the Certificate of Arrangement is issued by the Director.

ARTICLE 9
TERMINATION

Section 9.01.   Termination.   This Agreement may be terminated and the Arrangement may be abandoned at any time prior to the Effective Time (notwithstanding any approval of this Agreement by the Shareholders):

(a)   by mutual written agreement of the Company and Parent;

(b)   by either the Company or Parent, if:

(i)    the Effective Time shall not have occurred on or before February 1, 2008 (as may be extended as set forth below, the “End Date”); provided, that if on such date the conditions to the consummation of the Arrangement set forth in Section 8.01(d), 8.01(e), or 8.01(f) shall not have been satisfied but all other conditions set forth in Article 8 shall have been satisfied (or in the case of conditions that by their terms are to be satisfied at the time of the consummation of the Arrangement, shall be capable of being satisfied on February 1, 2008), then the End Date shall be extended to and including April 20, 2008 if either the Company or Parent notifies the other party in writing on or prior to February 1, 2008 of its election to extend the End Date to April 20, 2008; provided, further, that the right to terminate this Agreement pursuant to this Section 9.01(b)(i) shall not be available to any party whose breach of any provision of this Agreement results in the failure of the Effective Time to occur on or before such date;

(ii)   there shall be any Applicable Law that (A) makes consummation of the Arrangement illegal or otherwise prohibited or (B) enjoins the Company or Parent from consummating the Arrangement and such enjoinment shall have become final and nonappealable; or

(iii)  the Arrangement Resolution shall have failed to receive the requisite vote for approval at the Company Meeting (including any adjournment or postponement thereof) in accordance with the Interim Order; or

(c)   by Parent, if:

(i)    an Adverse Recommendation Change shall have occurred or been publicly proposed;

(ii)   a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Company set forth in this Agreement shall have occurred that would cause the conditions set forth in Section 8.02 not to be satisfied, and such conditions are incapable of being satisfied by the End Date; provided that neither Parent nor Acquisition Sub is then in breach of this Agreement so as to cause any of the conditions set forth in Section 8.01 or Section 8.03 not to be satisfied; or

(iii)  the Company shall have willfully and materially breached the first sentence of Section 5.03(c) in any respect adverse to Parent and Acquisition Sub; or

(d)   by the Company:

(i)    if, prior to the approval of the Arrangement Resolution at the Company Meeting, the Board of Directors of the Company authorizes the Company, subject to complying with the terms of this Agreement, to enter into a written agreement concerning a Superior Proposal; provided, that concurrently with such termination, the Company pays the Termination Fee payable pursuant to Section 10.05(b); and provided, further, that the Company complies with Section 5.03(c); or

(ii)   if a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Parent or Acquisition Sub set forth in this Agreement shall have occurred that would cause the conditions set forth in Section 8.03 not to be satisfied, and such condition is incapable of being satisfied by the End Date; provided that the Company is not then in breach of this Agreement so as to cause any of the conditions set forth in Section 8.01 or Section 8.02 not to be satisfied.

The party desiring to terminate this Agreement pursuant to this Section 9.01 (other than pursuant to Section 9.01(a)) shall give notice of such termination to the other party.

Section 9.02.   Effect of Termination.   If this Agreement is terminated pursuant to Section 9.01, this Agreement shall become void and of no effect without liability of any party (or any shareholder, director, officer, employee, agent, consultant or representative of such party) to the other party hereto, except that (i) the provisions of this Section 9.02 and Sections 7.05, 10.05, 10.08, 10.09, 10.10 and 10.12 shall survive any termination hereof pursuant to Section 9.01 and (ii) neither the Company nor Parent shall be relieved or released from any liabilities or damages (which the parties acknowledge and agree shall not be limited to reimbursement of expenses or out-of-pocket costs, and may include to the extent proven the benefit of the bargain lost by a party’s shareholders (taking into consideration relevant matters, including other combination opportunities and the time value of money), which shall be deemed in such event to be damages of such party) arising out of its material breach of any provision of this Agreement.

ARTICLE 10
MISCELLANEOUS

Section 10.01.   [Intentionally Omitted].

Section 10.02.   Notices.   All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given,

if to Parent or Acquisition Sub, to:

SSAB Svenskt Stål AB
Box 26208
SE-100 40 Stockholm, Sweden
Attention: Jonas Bergstrand
Facsimile No.: (46) 8 45 45 725

with a copy (which shall not constitute notice) to:

White & Case LLP
1155 Avenue of the Americas
New York, New York 10036
Attention: John M. Reiss
                  Matthew J. Kautz
Facsimile No.: (212) 354-8113

and to:

Bennett Jones LLP
3400 One First Canadian Place
P.O. Box 130
Toronto, Ontario
M5X 1A4, Canada
Attention: Alan Bell
                  Jeffrey Kerbel
Facsimile No.: (416) 863-1716

if to the Company, to:

IPSCO Inc.
650 Warrenville Road, Suite 500
Lisle, Illinois 60532
Attention: Legal Department
Facsimile No.: (630) 810-4800

with a copy to:

Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017
Attention: George R. Bason, Jr.
Facsimile No.: (212) 450-3800

and to:

Osler, Hoskin & Harcourt LLP
1 First Canadian Place, Suite 6100
Toronto, Ontario Canada M5X 1B8
Attention: Clay Horner
Facsimile No.: (416) 862-6666

or to such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.

Section 10.03.   Survival of Representations and Warranties.   The representations and warranties contained herein and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time. This Section 10.03 shall not limit any covenant or agreement of the parties that by its terms contemplates performance after the Effective Time.

Section 10.04.   Amendments and Waivers; Reorganization.   (a) Subject to the provisions of the Interim Order and Applicable Law, any provision of this Agreement may be amended or waived at any time and from time to time prior to the Effective Time (whether before or after the holding of the Company Meeting) pursuant to a writing signed by each party (in the case of an amendment) or by each party against whom the waiver is to be effective (in the case of a waiver), without further notice to or authorization on the part of the Shareholders, and any such amendment or waiver may, without limitation: (i) change the time for performance of any of the obligations or acts of the parties; (ii) waive any inaccuracies or modify any representation contained herein or in any document delivered pursuant hereto; (iii) waive compliance with or modify any of the covenants herein contained and waive or modify performance of any of the obligations of the parties; and (iv) waive compliance with or modify any conditions precedent herein contained.

(b)   No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.

(c)   Prior to the date of the Company Meeting, Parent may propose actions or transactions to the extent that the same (i) shall not prejudice the Shareholders, (ii) are either to be completed immediately prior to or contemporaneously with the Effective Time, or can be unwound without adversely affecting the Company and its Subsidiaries, (iii) would not be reasonably expected to materially impair or delay the ability of Parent or Acquisition Sub to consummate the transactions contemplated by this Agreement, and (iv) would not cause any representation or warranty in this Agreement to be breached or any condition to Closing set forth in Article 8 to fail to be satisfied or otherwise cause any breach of this Agreement or any material agreement to which the Company or any of its Subsidiaries is a party. The Company shall take such actions or undertake such transactions and, if necessary, the Plan of Arrangement shall be modified accordingly. If, at the request of the Parent, the Company effects any transaction before the Effective Time for such purposes, the Parent will be responsible for any structuring and unwinding costs if the transactions contemplated by this Agreement are not consummated.

Section 10.05.   Expenses.   (a) Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

(b)   If a Payment Event occurs, the Company shall pay as directed by Parent in writing (by wire transfer of immediately available funds) the Termination Fee in accordance with the last sentence of this Section 10.05(b) less the amount of any Parent Expenses previously paid by the Company to Parent and any applicable withholdings. As used herein, “Termination Fee” means an amount equal to 3.0% of the aggregate Consideration. As used herein, “Payment Event” means the termination of this Agreement pursuant to (x) Section 9.01(c)(i), Section 9.01(c)(iii) or Section 9.01(d)(i) or (y) Section 9.01(b)(i) or Section 9.01(b)(iii) but only if, in the case of this clause (y), (A) prior to such termination, a bona fide Acquisition Proposal shall have been made or announced by a Third Party, and (B) pursuant to a definitive agreement executed within twelve months following the date of such termination (regardless of whether the transactions contemplated by such agreement are consummated within twelve months following the date of such termination): (1) the Company is acquired, directly or indirectly, by arrangement or otherwise by, any Third Party; (2) any Third Party, directly or indirectly, acquires more than 50% of the total assets of the Company and its Subsidiaries, taken as a whole; or (3) any Third Party, directly or indirectly, acquires more than 50% of the outstanding Company Shares or voting Securities of any of the Company’s Subsidiaries whose net revenue, net income or assets, individually or in the aggregate, constitute 50% or more of the Consolidated net revenue, net income or assets, as applicable, of the Company. If a Payment Event occurs due to a termination of this Agreement (i) by the Company pursuant to Section 9.01(d)(i), the Termination Fee shall be payable simultaneously with the occurrence of such Payment Event and

(ii) for any other reason, the Termination Fee shall be payable within two Business Days following such Payment Event.

(c)   In the event that this Agreement is terminated by Parent or Acquisition Sub, on one hand, or the Company, on the other hand, pursuant to Section 9.01(b)(iii) (or could have been terminated under such section) under circumstances in which the Termination Fee is not then payable pursuant to Section 10.05(b), then the Company shall pay as directed by Parent in writing as promptly as possible (but in any event within two Business Days) following receipt of an invoice therefor all of Parent’s and Acquisition Sub’s actual and reasonably documented out-of-pocket fees and expenses (including reasonable legal fees and expenses) actually incurred by Parent, Acquisition Sub and their respective Affiliates on or prior to the termination of this Agreement in connection with the transactions contemplated by this Agreement, which amount shall not be greater than $10,000,000 (“Parent Expenses”); provided that the existence of circumstances which could require the Termination Fee subsequently to become payable pursuant to Section 10.05(b) shall not relieve the Company of its obligations to pay the Parent Expenses pursuant to this Section 10.05(c); and provided, further that the payment by the Company of Parent Expenses pursuant to this Section 10.05(c) shall not relieve the Company of any subsequent obligation to pay the Termination Fee pursuant to Section 10.05(b) except to the extent indicated in such Section 10.05(b).

(d)   The Company acknowledges that the agreements contained in this Section 10.04(b) are an integral part of the transactions contemplated by this Agreement and that, without these agreements, Parent and Acquisition Sub would not enter into this Agreement. Parent and Acquisition Sub agree that, upon any termination of this Agreement under circumstances where Acquisition Sub is entitled to the Termination Fee and such Termination Fee is paid in full, Parent and Acquisition Sub shall be precluded from any other remedy against the Company, at law or in equity or otherwise, and neither Parent nor Acquisition Sub shall seek to obtain any recovery, judgment, or damages of any kind, including consequential, indirect, or punitive damages, against the Company or any of the Company’s Subsidiaries or any of their respective directors, officers, employees, partners, managers, members, shareholders or Affiliates in connection with this Agreement or the transactions contemplated hereby.

Section 10.06.   Disclosure Schedule References.   The parties hereto agree that any reference in a particular Section of the Company Disclosure Schedule shall only be deemed to be an exception to (or, as applicable, a disclosure for purposes of) (i) the representations and warranties (or covenants, as applicable) of the relevant party that are contained in the corresponding Section of this Agreement and (ii) any other representations and warranties of such party that are contained in this Agreement, but only if the relevance of that reference as an exception to (or a disclosure for purposes of) such representations and warranties is reasonably apparent, but shall not be deemed to constitute an admission, or otherwise imply, that any matter so referenced rises to the level of a Material Adverse Effect or is otherwise material for any purposes under this Agreement.

Section 10.07.   Binding Effect; Benefit; Assignment.   (a) The provisions of this Agreement shall be binding upon and, except as provided in Section 6.03, shall inure to the benefit of the parties hereto and their respective successors and assigns. Except for the rights to payments pursuant to the Plan of Arrangement or as provided in Section 6.03, no provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the parties hereto and their respective successors and assigns.

(b)   Neither this Agreement nor any rights or obligations under this Agreement shall be assignable by the parties without the prior written consent of the other parties, except that Parent and Acquisition Sub may assign all or part of their respective rights or obligations, including without limitation the rights to acquire the Company Shares, without reducing their own obligations hereunder, to an Affiliate of Parent. Subject thereto, this Agreement shall enure to the benefit of and be binding upon the parties and their respective successors (including any successor by reason of amalgamation of any party) and permitted assigns.

Section 10.08.   Governing Law.   This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

Section 10.09.   Jurisdiction; Service of Process.   (a) The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any court of the Province of Ontario, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 10.02 shall be deemed effective service of process on such party.

(b)   Each of Parent and Acquisition Sub hereby irrevocably designates Bennett Jones LLP (in such capacity, the “Process Agent”), with an office at 3400 One First Canadian Place, Toronto, Ontario, M5X 1A4, Canada as its designee, appointee and agent to receive, for and on its behalf service of process in such jurisdiction in any legal action or proceedings with respect to this Agreement or the transactions contemplated hereby, and such service shall be deemed complete upon delivery thereof to the Process Agent; provided that in the case of any such service upon the Process Agent, the party effecting such service shall also deliver a copy thereof to Parent in the manner provided in 0. Each of Parent and Acquisition Sub shall take all such action as may be necessary to continue said appointment in full force and effect or to appoint another agent so that each of Parent and Acquisition Sub will at all times have an agent for service of process for the above purposes in the Province of Ontario. In the event of the transfer of all or substantially all of the assets and business of the Process Agent to any other entity by consolidation, merger, sale of assets or otherwise, such other entity shall be substituted hereunder for the Process Agent with the same effect as if named herein in place of Bennett Jones LLP. Nothing herein shall affect the right of any party to serve process in any manner permitted by Applicable Law. Each of Parent and Acquisition Sub expressly acknowledges that the foregoing waiver is intended to be irrevocable under all Applicable Laws.

Section 10.10.   WAIVER OF JURY TRIAL.   EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 10.11.   Counterparts; Effectiveness.   This Agreement may be signed in any number of counterparts and may be executed and delivered by facsimile or email, and each counterpart shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

Section 10.12.   No Liability.   No director or officer of Parent or Acquisition Sub shall have any personal liability whatsoever to the Company under this Agreement, or any other document delivered in connection with the transactions contemplated hereby on behalf of Parent or Acquisition Sub. No director or officer of the Company shall have any personal liability whatsoever to Parent or Acquisition Sub under this Agreement, or any other document delivered in connection with the transactions contemplated hereby on behalf of the Company.

Section 10.13.   Entire Agreement.   This Agreement and the Confidentiality Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

Section 10.14.   Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 10.15.   Specific Performance.   Subject to Section 10.05(d), the parties acknowledge and agree that an award of money damages would be inadequate for any breach of this Agreement by any party or its representatives and any such breach would cause the non-breaching party or a third party beneficiary irreparable harm. Accordingly, the parties (on behalf of themselves and the third party beneficiaries of this Agreement) agree that, in the event of any breach or threatened breach of this Agreement by one of the parties, the non-breaching party will also be entitled, without the requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance, and the parties shall not object to the granting of injunctive or other equitable relief on the basis that there exists an adequate remedy at law. Subject to Section 10.05(d), such remedies will not be the exclusive remedies for any breach of this Agreement but will be in addition to all other remedies available at law or equity to each of the parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

IPSCO INC.
By:	/s/ DAVID SUTHERLAND
	Name:	David Sutherland
	Title:	President and Chief Executive Officer
SSAB SVENSKT STÅL AB
By:	/s/ OLOF FAXANDER
	Name:	Olof Faxander
	Title:	President & CEO
By:	/s/ JONAS BERGSTRAND
	Name:	Jonas Bergstrand
	Title:	Vice President & General Counsel
SSAB CANADA INC.
By:	/s/ JONAS BERGSTRAND
	Name:	Jonas Bergstrand
	Title:	President and Director
By:	/s/ MARTIN LINDQVIST
	Name:	Martin Lindqvist
	Title:	Director

SCHEDULE A

PLAN OF ARRANGEMENT
UNDER SECTION 192
OF THE CANADA BUSINESS CORPORATIONS ACT

SEE ANNEX C

SCHEDULE B

ARRANGEMENT RESOLUTION
SPECIAL RESOLUTION OF THE SHAREHOLDERS

SEE ANNEX A

ANNEX C

PLAN OF ARRANGEMENT
UNDER SECTION 192
OF THE CANADA BUSINESS CORPORATIONS ACT

ARTICLE I
INTERPRETATION

SECTION 1.01.   Definitions.   In this Plan of Arrangement the following terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:

(a)          “Acquisition Sub” means SSAB Canada Inc., a corporation incorporated under the CBCA and being a wholly-owned subsidiary of Parent;

(b)         “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person;

(c)          “Applicable Law” means, with respect to any Person, any federal, national, state, provincial or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority that is binding upon or applicable to such Person, as amended unless expressly specified otherwise.

(d)         “Arrangement” means the arrangement under the provisions of Section 192 of the CBCA as set out in this Plan of Arrangement, subject to any amendments or variations thereto made in accordance with the terms of the Arrangement Agreement or this Plan of Arrangement or made at the direction of the Court in the Final Order;

(e)          “Arrangement Agreement” means the Arrangement Agreement, dated May 3, 2007, among Parent, Acquisition Sub and the Company providing for, among other things, the Arrangement;

(f)            “Arrangement Resolution” means the special resolution in respect of the Arrangement, put forth at the Company Meeting for vote by the Shareholders;

(g)          “Articles of Arrangement” means the articles of arrangement of the Company in respect of the Arrangement that are required by the CBCA to be sent to the Director after the Final Order is made in order for the Arrangement to become effective;

(h)         “Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in Toronto, Ontario or New York, New York or Stockholm, Sweden are authorized or required by Applicable Law to close;

(i)            “CBCA” means the Canada Business Corporations Act, as amended from time to time;

(j)             “Certificate of Arrangement” means the certificate of arrangement to be issued by the Director pursuant to subsection 192(7) of the CBCA in respect of the Articles of Arrangement;

(k)         “Company” means IPSCO Inc., a corporation existing under the CBCA;

(l)            “Company Deferred Share Equivalent” means a nominal Company Share credited to a participant’s account pursuant to the Company’s Executive Deferred Compensation Incentive Plan.

(m)     “Company Deferred Share Unit” means an outstanding deferred share unit granted under the Company’s Deferred Share Unit Plan for Directors;

(n)         “Company Meeting” means the special meeting of Shareholders of the Company, including any adjournment or postponement thereof, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution;

(o)         “Company Option” means an outstanding option to purchase Company Shares granted under the Company’s Incentive Share Plan;

(p)         “Company Performance Unit” means an outstanding performance unit granted under the Company’s Incentive Share Plan;

(q)         “Company Proxy Statement/Circular” means the notice of the Company Meeting and accompanying proxy statement/management information circular, including all appendices thereto and all amendments from time to time made thereto, to be sent to Shareholders of the Company in connection with the Company Meeting;

(r)           “Company Restricted Share” means an outstanding Company Share granted under the Company’s Incentive Share Plan and containing certain restrictions imposed upon it by the Company’s Board of Directors or a committee of the Board of Directors;

(s)           “Company Share” means a common share in the capital stock of the Company;

(t)            “Company Stock Plans” means the Company’s Incentive Share Plan, amended and restated as of March 3, 2005, the Company’s Deferred Share Unit Plan for Directors, amended and effective December 31, 2002 and the Company’s Executive Deferred Compensation Incentive Plan, effective as of June 1, 2005;

(u)         “Consideration” means U.S.$160.00 in cash;

(v)          “Court” means the Superior Court of Justice (Ontario);

(w)       “Depositary” means Computershare Trust Company of Canada at its offices set out in the Letter of Transmittal;

(x)          “Director” means the Director appointed pursuant to Section 260 of the CBCA;

(y)          “Dissent Rights” means the rights of dissent in respect of the Arrangement described in SECTION 3.01;

(z)          “Dissenting Holder” means any registered Shareholder who has duly exercised its Dissent Rights in strict compliance therewith and has not withdrawn or been deemed to have withdrawn such Dissent Rights;

(aa)    “Effective Date” means the date shown on the Certificate of Arrangement giving effect to the Arrangement;

(bb)  “Exchange Rate” means the Bank of Canada’s published rate of exchange of Canadian dollars for United States dollars at noon on the day prior to the Effective Date:

(cc)    “Effective Time” means 12:01 a.m. (Toronto time) on the Effective Date;

(dd)  “Final Order” means the final order of the Court approving the Arrangement as such order may be amended by the Court at any time prior to the Effective Time or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such amendment shall be acceptable to each of Parent and the Company, each acting reasonably) on appeal;

(ee)    “Interim Order” means the interim order of the Court as contemplated by SECTION 2.01 of the Arrangement Agreement, providing for, among other things, the calling and holding of the Company Meeting, as the same may be amended by the Court;

(ff)        “ITA” means the Income Tax Act (Canada), as amended;

(gg)    “Letter of Transmittal” means the letter of transmittal forwarded by the Company to Shareholders in connection with the Arrangement, in the form accompanying the Company Proxy Statement/Circular;

(hh)  “Parent” means SSAB Svenskt Stål AB, a corporation existing under the laws of Sweden;

(ii)        “Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof;

(jj)          “Rights” means rights issued under the Rights Plan;

(kk)  “Rights Plan” means the Shareholder Rights Agreement dated February 23, 2007 between the Company and Computershare Trust Company of Canada;

(ll)        “Shareholders” means the holders of Company Shares;

(mm)                     “Sixth Anniversary” means the sixth anniversary of the Effective Date;

SECTION 1.02.   Interpretation Not Affected by Headings, Etc.   The division of this Plan of Arrangement into articles, sections and other portions and the insertion of headings are for reference purposes only and shall not affect the interpretation of this Plan of Arrangement. Unless otherwise indicated, any reference in this Plan of Arrangement to “Article” or “section” followed by a number refers to the specified Article or section of this Plan of Arrangement. The terms “this Plan of Arrangement”, “hereof”, “herein”, “hereunder” and similar expressions refer to this Plan of Arrangement, including any appendices hereto, and any amendments, variations or supplements hereto made in accordance with the terms hereof or the Arrangement Agreement or made at the direction of the Court in the Final Order and do not refer to any particular Article, section or other portion of this Plan of Arrangement.

SECTION 1.03.   Rules of Construction.   In this Plan of Arrangement, unless the context otherwise requires, (a) words importing the singular number include the plural and vice versa, (b) words importing any gender include all genders, and (c) “include”, “includes” and “including” shall be deemed to be followed by the words “without limitation”.

SECTION 1.04.   Date of Any Action.   In the event that any date on which any action is required to be taken hereunder by any of the parties hereto is not a Business Day, such action shall be required to be taken on the next succeeding day which is a Business Day.

SECTION 1.05.   Time.   Time shall be of the essence in every matter or action contemplated hereunder. All times expressed herein or in the Letter of Transmittal are local time (Toronto, Ontario) unless otherwise stipulated herein or therein.

SECTION 1.06.   Currency.   Unless otherwise stated, all references in this Plan of Arrangement to sums of money and payments to be made hereunder are expressed in lawful money of the United States of America.

SECTION 1.07.   Statutes.   Any reference to a statute includes all rules and regulations made pursuant to such statute and, unless otherwise specified, the provisions of any statute or regulation or rule which amends, supplements or supersedes any such statute, regulation or rule.

ARTICLE II
ARRANGEMENT

SECTION 2.01.   Arrangement Agreement.   This Plan of Arrangement is made pursuant to, is subject to the provisions of and forms part of the Arrangement Agreement.

SECTION 2.02.   Binding Effect.   This Plan of Arrangement, upon the filing of the Articles of Arrangement and the issuance of the Certificate of Arrangement, will become effective at, and be binding at and after, the Effective Time on (i) the Company, (ii) Parent and Acquisition Sub, (iii) all registered and beneficial Shareholders and (iv) all registered and beneficial holders of Company Options, Company Restricted Shares, Company Performance Units, Company Deferred Share Units and Company Deferred Share Equivalents.

SECTION 2.03.   Arrangement.   Commencing at the Effective Time, the following shall occur and shall be deemed to occur in the following order without any further act or formality, in each case, effective at the Effective Time:

(a)          the Rights Plan shall be terminated and each Right shall be cancelled without any payment in respect thereof;

(b)         each outstanding Company Option shall be deemed to be vested and shall be transferred by the holder thereof to the Company and cancelled in exchange for a cash payment (less applicable withholdings) by the Company equal to the excess (if any) of (i) the product of the number of Company Shares issuable upon exercise of such Company Option and the Consideration, less (ii) the aggregate exercise price (with any Canadian dollar denomination exercise price converted to United States dollars based on the Exchange Rate) payable under such Company Option by the holder to acquire the Company Shares upon exercise of such Company Option;

(c)          each outstanding Company Performance Unit shall be deemed to be vested and shall be transferred by the holder thereof to the Company and cancelled in exchange for a cash payment (less applicable withholdings) by the Company equal to:

(i)             in the case of Company Performance Units where the holder’s Company Performance Unit Award Agreement provides for a maximum number of Company Shares earned at the end of the applicable Performance Period (as defined in the holder’s Company Performance Unit Award Agreement) equal to 100% of the Company Performance Units granted, (A) the Consideration plus (B) a cash payment in an amount equal to the aggregate dividends per Company Share declared by the Company (as converted into United States dollars based on the Exchange Rate) between the Commencement Date (as defined in the holder’s Company Performance Unit Award Agreement) and the Effective Date;

(ii)         in the case of Company Performance Units where the holder’s Company Performance Unit Award Agreement provides for a maximum number of Company Shares earned at the end of the applicable Performance Period (as defined in the holder’s Company Performance Unit Award Agreement) equal to 200% of the Company Performance Units granted, (A) two times the Consideration plus (B) a cash payment in an amount equal to two times the aggregate dividends per Company Share declared by the Company (as converted into United States dollars based on the Exchange Rate) between the Commencement Date (as defined in the holder’s Company Performance Unit Award Agreement) and the Effective Date;

(d)          each outstanding Company Deferred Share Equivalent shall be transferred by the holder thereof to the Company and cancelled in exchange for a cash payment by the Company equal to the Consideration, less applicable withholdings;

(e)           each outstanding Company Deferred Share Unit shall be transferred by the holder thereof to the Company and cancelled in exchange for a cash payment by the Company equal to the Consideration, less applicable withholdings;

(f)             each outstanding Company Restricted Share shall be deemed to be vested and the restrictions on the Company Restricted Shares set out in Section 8 of the Company’s Incentive Share Plan shall be deemed to have lapsed and terminated;

(g)           each outstanding Company Share (including each outstanding Company Restricted Share), other than a Company Share held by (i) a Dissenting Holder who is ultimately entitled to be paid the fair value of the Company Shares held by such Dissenting Holder, or (ii) Parent, Acquisition Sub or any Affiliate thereof (which shall not be exchanged under the Arrangement and shall remain outstanding as a Company Share held by Parent, Acquisition Sub or such Affiliate, as the case may be), shall be transferred by the holder thereof to Acquisition Sub in exchange for a cash payment by Acquisition Sub equal to the Consideration;

(h)          the names of the holders of the Company Shares transferred to Acquisition Sub shall be removed from the applicable registers of holders of Company Shares and Acquisition Sub shall be recorded as the registered holder of the Company Shares so acquired and shall be deemed the legal and beneficial owner thereof free and clear of any liens, claims, encumbrances, charges, adverse interests or security interests; and

(i)             the Company Stock Plans shall be terminated.

ARTICLE III
RIGHTS OF DISSENT

SECTION 3.01.   Rights of Dissent.

(a)          Registered Shareholders may exercise pursuant to and in the manner set forth in Section 190 of the CBCA, as modified by this SECTION 3.01, the right of dissent in connection with the Arrangement, as the same may be modified by the Interim Order or the Final Order (the “Dissent Rights”); provided that notwithstanding Section 190(5) of the CBCA, the written objection to the Arrangement Resolution referred to in Section 190(5) of the CBCA must be received by the Company not later than 5:00 p.m. (Toronto time) on the Business Day preceding the Company Meeting, or if the Company Meeting is adjourned or postponed, 5:00 p.m. (Toronto time) on the Business Day preceding the date of such adjourned or postponed Company Meeting.  Holders who duly exercise such Dissent Rights and who:

(i)             are ultimately entitled to be paid by Acquisition Sub the fair value for their Company Shares shall be deemed to have transferred such Company Shares to Acquisition Sub, without any further act or formality, free and clear of any liens, claims or encumbrances on the Effective Date contemporaneously with the event described in SECTION 2.03(g) in exchange for a right to receive a cash payment from Acquisition Sub in an amount equal to the fair value of such Company Shares; or

(ii)         are ultimately not entitled, for any reason, to be paid fair value for their Company Shares shall be deemed to have participated in the Arrangement on the same basis as a non-dissenting Shareholder.

(b)         In no circumstances shall the Company, Acquisition Sub or any other Person be required to recognize a Person exercising Dissent Rights unless such Person is a registered holder of those Company Shares in respect of which such rights are sought to be exercised.

(c)          For greater certainty, in no case shall Parent, Acquisition Sub, the Company or any other Person be required to recognize Dissenting Holders as holders of Company Shares after the Effective Time, and the names of such Dissenting Holders shall be deleted from the register of Shareholders on the Effective Date at the same time as the event described in SECTION 2.03(g) occurs and Acquisition Sub shall be recorded as the registered holder of the Company Shares so transferred and shall be deemed the legal and beneficial owner thereof free and clear of any liens, claims, encumbrances, charges, adverse interests or security interests. In addition to any other restrictions under Section 190 of the CBCA and, for greater certainty, none of the following shall be entitled to exercise Dissent Rights: (i) holders of Company Options, Company Restricted Shares, Company Performance Units, Company Deferred Share Units and Company Deferred Share Equivalents; and (ii) Shareholders who vote, or who have instructed a proxyholder to vote, in favor of the Arrangement Resolution.

ARTICLE IV
CERTIFICATES AND PAYMENTS

SECTION 4.01.   Exchange of Certificates for Cash.

(a)          At or before the Effective Time, Acquisition Sub shall deposit with the Depositary for the benefit of Shareholders, cash in the aggregate amount equal to the payment contemplated by SECTION 2.03(g).  Upon surrender to the Depositary for cancellation of a certificate which immediately prior to the Effective Time represented outstanding Company Shares that were exchanged for cash, together with a duly completed and executed Letter of Transmittal and such additional documents and instruments as the Depositary may reasonably require, the Shareholder of such surrendered certificate shall be entitled to receive in exchange therefor, and Parent shall cause the Depositary to deliver to such Shareholder, a cheque (or other form of immediately available funds) representing the cash which such Shareholder has the right to receive under the Arrangement for such Company Shares, less any amounts withheld pursuant to SECTION 4.03 and any certificate so surrendered shall forthwith be cancelled. The cash deposited with the Depositary shall be held in an interest-bearing account, and any interest earned on such funds shall be for the account of Acquisition Sub.

(b)         Until surrendered as contemplated by this SECTION 4.01, each certificate which immediately prior to the Effective Time represented Company Shares shall be deemed after the Effective Time to represent only the right to receive upon such surrender a cash payment in lieu of such certificate as contemplated in this SECTION 4.01, less any amounts withheld pursuant to SECTION 4.03. Any such certificate formerly representing Company Shares not duly surrendered on or before the Sixth Anniversary shall cease to represent a claim by or interest of any former Shareholder of any kind or nature against or in the Company, Parent or Acquisition Sub. On the Sixth Anniversary, all cash to which such former holder was entitled shall be deemed to have been surrendered to Parent.

(c)          At or before the Effective Time, the Company shall deposit with the Depositary for the benefit of holders of Company Options, Company Restricted Shares, Company Performance Units, Company Deferred Share Units and Company Deferred Share Equivalents, as applicable, the amount of cash required to satisfy the payment obligations of the Company pursuant to SECTION 2.03(b), SECTION 2.03(c), SECTION 2.03(d) and SECTION 2.03(e), such amount to be held for purposes of such obligations. The cash shall be held in a separate interest-bearing account and any interest earned on such funds shall be for the account of the Company. On or as soon as practicable after the Effective Date, the Depositary shall deliver on behalf of the Company to each holder who immediately before the Effective Time was a holder of Company Options, Company Restricted Shares, Company Performance Units, Company Deferred Share

Units and/or Company Deferred Share Equivalents, as reflected on the books and records of the Company, a cheque (or other form of immediately available funds) representing the cash which such holder is entitled in accordance with SECTION 2.03(b), SECTION 2.03(c), SECTION 2.03(d) and/or SECTION 2.03(e), against receipt of such documentation as Parent or the Company may reasonably require acknowledging the transfer and/or termination of the Company Options, Company Restricted Shares, Company Performance Units, Company Deferred Share Units or Company Deferred Share Equivalents, as the case may be, held by such holder.

(d)         Any payment made by way of cheque by the Depositary on behalf of Acquisition Sub or the Company that has not been deposited or has been returned to the Depositary or that otherwise remains unclaimed, in each case, on or before the Sixth Anniversary, and any right or claim to payment hereunder that remains outstanding on the Sixth Anniversary shall cease to represent a right or claim of any kind or nature and the right of the holder to receive the consideration for Company Shares, Company Options, Company Restricted Shares, Company Performance Units, Company Deferred Share Units or Company Deferred Share Equivalents, as the case may be, pursuant to this Plan of Arrangement shall terminate and be deemed to be surrendered and forfeited to Acquisition Sub or the Company, as applicable, for no consideration.

SECTION 4.02.   Lost Certificates.   In the event any certificate which immediately prior to the Effective Time represented one or more outstanding Company Shares that were exchanged pursuant to SECTION 2.03 shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, cash deliverable in accordance with such holder’s Letter of Transmittal. When authorizing such payment in exchange for any lost, stolen or destroyed certificate, the Person to whom such cash is to be delivered shall as a condition precedent to the delivery of such cash, give a bond satisfactory to Acquisition Sub and the Depositary in such sum as Acquisition Sub may direct, or otherwise indemnify Acquisition Sub and the Company in a manner satisfactory to Acquisition Sub and the Company, against any claim that may be made against Acquisition Sub and the Company with respect to the certificate alleged to have been lost, stolen or destroyed.

SECTION 4.03.   Withholding Rights.   The Company, Acquisition Sub, Parent and the Depositary shall be entitled to deduct and withhold from any consideration otherwise payable to any Shareholder or holder of Company Options, Company Restricted Shares, Company Performance Units, Company Deferred Share Units and/or Company Deferred Share Equivalents such amounts as the Company, Acquisition Sub, Parent or the Depositary determines, acting reasonably, are required or permitted to be deducted and withheld with respect to such payment under the ITA, the United States Internal Revenue Code of 1986, or any provision of federal, provincial, territorial, state, local or foreign tax law, in each case, as amended. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the Shareholder or holder of Company Options, Company Restricted Shares, Company Performance Units, Company Deferred Share Units and/or Company Deferred Share Equivalents, as the case may be, in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority.

ARTICLE V
AMENDMENTS

SECTION 5.01.   Amendments to Plan of Arrangement.

(a)          The Company may amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Time; provided that each such amendment, modification and/or supplement must be (i) set out in writing, (ii) approved by Parent and Acquisition Sub,

(iii) filed with the Court and, if made following the Company Meeting, approved by the Court, and (iv) communicated to Shareholders if and as required by the Court.

(b)         Any amendment, modification or supplement to this Plan of Arrangement may be proposed by the Company at any time prior to the Company Meeting (provided that Parent and Acquisition Sub shall have consented thereto) with or without any other prior notice or communication, and if so proposed and accepted by the Persons voting at the Company Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

(c)          Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the Company Meeting shall be effective only if (i) it is consented to by each of the Company, Parent and Acquisition Sub (in each case, acting reasonably), and (ii) if required by the Court, it is consented to by Shareholders voting in the manner directed by the Court.

(d)         Any amendment, modification or supplement to this Plan of Arrangement may be made following the Effective Time unilaterally by Parent, provided that it concerns a matter that, in the reasonable opinion of Parent, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the economic interest of any former Shareholder.

(e)          This Plan of Arrangement may be withdrawn prior to the occurrence of any of the events in SECTION 2.03 in accordance with the terms of the Arrangement Agreement.

ARTICLE VI
FURTHER ASSURANCES

SECTION 6.01.   Further Assurances.   Notwithstanding that the transactions and events set out herein shall occur and be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the parties to the Arrangement Agreement shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order further to document or evidence any of the transactions or events set out herein.

ANNEX D

Goldman, Sachs & Co. | 85 Broad Street | New York, New York 10004
Tel: 212-902-1000 | Fax: 212-902-3000

PERSONAL AND CONFIDENTIAL

May 3, 2007

Board of Directors

IPSCO Inc.

650 Warrenville Road, Suite 500

Lisle, Illinois 60532

Lady and Gentlemen:

You have requested our opinion as to the fairness from a financial point of view to the holders of the outstanding common shares in the capital stock (the “Shares”) of IPSCO Inc. (the “Company”) of the US$160.00 per Share in cash to be received by such holders pursuant to the Arrangement Agreement, dated as of May 3, 2007 (the “Agreement”), among SSAB Svenskt Stål AB (“SSAB”), SSAB Canada Inc., a wholly owned subsidiary of SSAB, and the Company.

Goldman, Sachs & Co. and its affiliates, as part of their investment banking business, are continually engaged in performing financial analyses with respect to businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and other transactions as well as for estate, corporate and other purposes. We have acted as financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the transaction contemplated by the Agreement (the “Transaction”). We expect to receive fees for our services in connection with the Transaction, the principal portion of which are contingent upon consummation of the Transaction, and the Company has agreed to reimburse our expenses and indemnify us against certain liabilities arising out of our engagement. We also may provide investment banking services to the Company and SSAB in the future. In connection with the above-described investment banking services we have received, and may receive, compensation.

Goldman, Sachs & Co. is a full service securities firm engaged, either directly or through its affiliates, in securities trading, investment management, financial planning and benefits counseling, risk management, hedging, financing and brokerage activities for both companies and individuals. In the ordinary course of these activities, Goldman, Sachs & Co. and its affiliates may provide such services to the Company, SSAB and their respective affiliates, may actively trade the debt and equity securities (or related derivative securities) of the Company and SSAB for their own account and for the accounts of their customers and may at any time hold long and short positions of such securities.

In connection with this opinion, we have reviewed, among other things, the Agreement; annual reports to stockholders and Annual Reports on Form 10-K of the Company for the two fiscal years ended December 31, 2006; annual reports to stockholders and the Annual Information Forms of the Company for the three fiscal years ended December 31, 2004; certain interim reports to stockholders

D-1

and Quarterly Reports on Form 10-Q of the Company; certain other communications from the Company to its stockholders; and certain internal financial analyses and forecasts for the Company prepared by its management. We also have held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company. In addition, we have reviewed the reported price and trading activity for the Shares, compared certain financial and stock market information for the Company with similar financial and stock market information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the steel-making and tubular products industries specifically and in other industries generally and performed such other studies and analyses, and considered such other factors, as we considered appropriate.

We have relied upon the accuracy and completeness of all of the financial, accounting, legal, tax and other information discussed with or reviewed by us and have assumed such accuracy and completeness for purposes of rendering this opinion. In that regard, we have assumed with your consent that the internal financial forecasts prepared by the management of the Company have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. In addition, we have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries and we have not been furnished with any such evaluation or appraisal.

Our opinion does not address the underlying business decision of the Company to engage in the Transaction. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to such transaction. Senior management of the Company has provided to us, in a certificate delivered as of the date hereof, representations regarding, among other things, the accuracy of the information, data and other material (financial or otherwise) provided to us by or on behalf of the Company and the absence of changes thereto.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the US$160.00 per Share in cash to be received by the holders of Shares pursuant to the Agreement is fair from a financial point of view to such holders.

Very truly yours,

/s/ Goldman, Sachs & Co.
(GOLDMAN, SACHS & CO.)

D-2

ANNEX E

RBC Dominion Securities Inc. P.O. Box 50 Royal Bank Plaza Toronto, Ontario M5J 2W7 Telephone: (416) 842-2000

May 3, 2007

The Board of Directors
IPSCO Inc.
P.O. Box 1670, Armour Road
Regina, Saskatchewan
S4P 3C7

To the Board:

RBC Dominion Securities Inc. (“RBC”), a member company of RBC Capital Markets, understands that IPSCO Inc. (the “Company”), SSAB Svenskt Stål AB (“SSAB”) and a wholly owned subsidiary of SSAB propose to enter into an agreement to be dated as of May 3, 2007 (“the Arrangement Agreement”) which will provide, among other things, for the acquisition of all of the outstanding common shares of the Company (the “Shares”) by SSAB s wholly owned subsidiary pursuant to a plan of arrangement effected under the Canada Business Corporations Act (the “Arrangement”) at a price of US$160.00 in cash per Share. The terms of the Arrangement will be more fully described in a proxy statement/management information circular (the “Proxy Statement”), which will be mailed to holders of the Shares (the “Shareholders”) in connection with the Arrangement.

The Company has retained RBC as financial advisor in connection with the possible sale of all or a portion of the Company, and to prepare and deliver to the board of directors (the “Board”) of the Company RBC s opinion as to the fairness, from a financial point of view, to the Shareholders of the consideration to be received by the Shareholders under the Arrangement (the “Fairness Opinion”). RBC has not prepared a valuation of the Company or any of its securities or assets and the Fairness Opinion should not be construed as such.

Engagement

The Company initially contacted RBC regarding a potential advisory assignment in February 2006, and RBC was formally engaged by the Board through an agreement between the Company and RBC dated as of February 10, 2006, as supplemented and amended by agreements dated as of April 27, 2007 (the “Engagement Agreement”). The terms of the Engagement Agreement provide that RBC is to be paid fees for its services as financial advisor, a significant portion of which is contingent on the consummation of the Arrangement. In addition, RBC is to be reimbursed for its reasonable out-of-pocket expenses and to be indemnified by the Company in certain circumstances. RBC consents to the inclusion of the Fairness Opinion in its entirety and a summary thereof in the Proxy Statement and to the filing thereof, as necessary, by the Company with the securities commissions or similar regulatory authorities in Canada and the United States.

RBC acts as a trader and dealer, both as principal and agent, in major financial markets and, as such, may have had and may in the future have positions in the securities of the Company, SSAB or any of their respective associates or affiliates and, from time to time, may have executed or may execute transactions on behalf of such companies or clients for which it received or may receive compensation. As an investment dealer, RBC conducts research on securities and may, in the ordinary course of its business, provide research reports and investment advice to its clients on investment matters, including with respect to the Company, SSAB or the Arrangement.

Credentials of RBC Capital Markets

RBC is one of Canada s largest investment banking firms, with operations in all facets of corporate and government finance, corporate banking, mergers and acquisitions, equity and fixed income sales and trading and investment research. RBC Capital Markets also has significant operations in the United States and internationally. The Fairness Opinion expressed herein represents the opinion of RBC and the form and content herein have been approved for release by a committee of its directors, each of whom is experienced in merger, acquisition, divestiture and fairness opinion matters.

Scope of Review

In connection with our Fairness Opinion, we have reviewed and relied upon or carried out, among other things, the following:

1.                the most recent draft, dated May 3, 2007, of the Arrangement Agreement;

2.                audited financial statements of the Company for each of the three years ended December 31, 2004, 2005 and 2006;

3.                the unaudited interim financials statements of the Company for the quarter ended March 31, 2007;

4.                the annual report on Form 10-K of the Company for each of the two years ended December 31, 2005 and 2006;

5.                the Notice of Annual Meeting of Shareholders and Proxy Statement and Management Proxy Circular of the Company for each of the two years ended December 31, 2005 and 2006;

6.                quarterly historical financial information of the Company for each of the two years ended December 31, 2005 and 2006;

7.                the Proxy Statement of NS Group, Inc. dated November 1, 2006, relating to the Company s acquisition of NS Group, Inc.;

8.                certain internal financal forecasts for the Company prepared by management of the Company for the years ending December 31, 2007 through December 31, 2011, as well as for an illustrative steady state year thereafter;

9.                discussions with senior management of the Company;

10.         publicly available information relating to the business, operations, financial performance and stock trading history of the Company and other selected public companies considered by us to be relevant;

11.         publicly available information with respect to other transactions of a comparable nature considered by us to be relevant;

12.         publicly available information regarding the steel and tubular steel industries;

13.         representations contained in a certificate addressed to us, dated as of the date hereof, from senior officers of the Company as to the completeness and accuracy of the information upon which the Fairness Opinion is based; and

RBC CAPITAL MARKETS

14.         such other corporate, industry and financial market information, investigations and analyses as RBC considered necessary or appropriate in the circumstances.

RBC has not, to the best of its knowledge, been denied access by the Company to any information requested by RBC. As RBC did not meet with the auditors of the Company, RBC has assumed the accuracy and fair presentation of and relied upon the audited consolidated financial statements of the Company and the reports of the auditors thereon.

Assumptions and Limitations

With the Board’s approval and as provided for in the Engagement Agreement, RBC has relied upon the completeness, accuracy and fair presentation of all of the financial and other information, data, advice, opinions or representations obtained by it from public sources, senior management of the Company, and their consultants and advisors (collectively, the “Information”). The Fairness Opinion is conditional upon such completeness, accuracy and fair presentation of such Information. We have not assumed any responsibility for verifying independently the completeness, accuracy or fair presentation of any of the Information.

Senior officers of the Company have represented to RBC in a certificate delivered as of the date hereof, among other things, that (i) the Information (as defined above) provided orally by, or in the presence of, an officer or employee of the Company or in writing by the Company or any of its subsidiaries (as such term is defined in the Securities Act (Ontario)) or their respective agents to RBC for the purpose of preparing the Fairness Opinion was, at the date the Information was provided to RBC, and is at the date hereof complete, true and correct in all material respects, and did not and does not contain any untrue statement of a material fact in respect of the Company, its subsidiaries or the Arrangement and did not and does not omit to state a material fact in respect of the Company, its subsidiaries or the Arrangement necessary to make the Information or any statement contained therein not misleading in light of the circumstances under which the Information was provided or any statement was made; and that (ii) since the dates on which the Information was provided to RBC, except as disclosed in writing to RBC, there has been no material change, financial or otherwise, in the financial condition, assets, liabilities (contingent or otherwise), business, operations or prospects of the Company or any of its subsidiaries and no material change has occurred in the Information or any part thereof which would have or which would reasonably be expected to have a material effect on the Fairness Opinion.

In preparing the Fairness Opinion, RBC has made several assumptions, including that (i) the internal financal forecasts for the Company prepared by management of the Company for the years ending December 31, 2007 through December 31, 2011 as well as for an illustrative steady state year thereafter were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the Company; (ii) in the course of obtaining any necessary regulatory and third party consents, approvals and agreements for the Arrangement, no modification, delay, limitation, restriction or condition will be imposed that will have an adverse effect on the Company or the Arrangement material to our analyses; (iii) the Arrangement Agreement, when executed, will conform to the draft reviewed by us in all respects material to our analyses; and (iv) the Arrangement will be consummated in accordance with the terms of the Arrangement Agreement without waiver, modification or amendment of any term, condition or agreement that is material to our analyses.

The Fairness Opinion is rendered on the basis of securities markets, economic, financial and general business conditions prevailing as at the date hereof and the condition and prospects, financial and otherwise, of the Company and its subsidiaries and affiliates, as they were reflected in the Information and as they have been represented to RBC in discussions with management of the Company. In its analyses and in preparing the Fairness Opinion, RBC made numerous assumptions with respect to industry

RBC CAPITAL MARKETS

performance, general business and economic conditions and other matters, many of which are beyond the control of RBC or any party involved in the Arrangement.

The Fairness Opinion is addressed to the Board for its use in connection with its evaluation of the Arrangement. The Fairness Opinion only addresses the fairness from a financial point of view of the consideration to be received by the Shareholders under the Arrangement and does not address any other terms, aspects or implications of the Arrangement or any agreements, arrangement or understanding entered into in connection with the Arrangement or otherwise. In addition, the Fairness Opinion does not address the relative merits of the Arrangement as compared to other transactions or business strategies that may be available to the Company nor does it address or constitute a recommendation regarding the decision of the Board to approve the Arrangement Agreement or the decision of the Company to engage in the Arrangement. The Fairness Opinion is not to be construed as advice or a recommendation to any Shareholder as to how such Shareholder should vote or act on any matter relating to the Arrangement. The Fairness Opinion is given as of the date hereof and RBC disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting the Fairness Opinion which may come or be brought to RBC s attention after the date hereof. Without limiting the foregoing, in the event that there is any material change in any fact or matter affecting the Fairness Opinion after the date hereof, RBC reserves the right to change, modify or withdraw the Fairness Opinion.

Fairness Conclusion

Based upon and subject to the foregoing, RBC is of the opinion that, as of the date hereof, the consideration to be received by the Shareholders under the Arrangement is fair from a financial point of view to the Shareholders.

Yours very truly,

RBC DOMINION SECURITIES INC.

RBC CAPITAL MARKETS

ANNEX F

SECTION 190 OF THE CANADA BUSINESS CORPORATIONS ACT

190. (1)   Right to dissent—Subject to sections 191 and 241, a holder of shares of any class of a corporation may dissent if the corporation is subject to an order under paragraph 192(4)(d) that affects the holder or if the corporation resolves to

(a)         amend its articles under section 173 or 174 to add, change or remove any provisions restricting or constraining the issue, transfer or ownership of shares of that class;

(b)         amend its articles under section 173 to add, change or remove any restriction on the business or businesses that the corporation may carry on;

(c)         amalgamate otherwise than under section 184;

(d)         be continued under section 188;

(e)         sell, lease or exchange all or substantially all its property under subsection 189(3); or

(f)          carry out a going-private transaction or a squeeze-out transaction.

(2)   Further right—A holder of shares of any class or series of shares entitled to vote under section 176 may dissent if the corporation resolves to amend its articles in a manner described in that section.

(2.1)   If one class of shares—The right to dissent described in subsection (2) applies even if there is only one class of shares.

(3)   Payment for shares—In addition to any other right the shareholder may have, but subject to subsection (26), a shareholder who complies with this section is entitled, when the action approved by the resolution from which the shareholder dissents or an order made under subsection 192(4) becomes effective, to be paid by the corporation the fair value of the shares in respect of which the shareholder dissents, determined as of the close of business on the day before the resolution was adopted or the order was made.

(4)   No partial dissent—A Dissenting Holder may only claim under this section with respect to all the shares of a class held on behalf of any one beneficial owner and registered in the name of the Dissenting Holder.

(5)   Objection—A Dissenting Holder shall send to the corporation, at or before any meeting of shareholders at which a resolution referred to in subsection (1) or (2) is to be voted on, a written objection to the resolution, unless the corporation did not give notice to the shareholder of the purpose of the meeting and of their right to dissent.

(6)   Notice of resolution—The corporation shall, within ten days after the shareholders adopt the resolution, send to each shareholder who has filed the objection referred to in subsection (5) notice that the resolution has been adopted, but such notice is not required to be sent to any shareholder who voted for the resolution or who has withdrawn their objection.

(7)   Demand for payment—A Dissenting Holder shall, within twenty days after receiving a notice under subsection (6) or, if the shareholder does not receive such notice, within twenty days after learning that the resolution has been adopted, send to the corporation a written notice containing

(a)         the shareholder’s name and address;

(b)         the number and class of shares in respect of which the shareholder dissents; and

(c)         a demand for payment of the fair value of such shares.

(8)   Common Share certificate—A Dissenting Holder shall, within thirty days after sending a notice under subsection (7), send the certificates representing the shares in respect of which the shareholder dissents to the corporation or its transfer agent.

(9)   Forfeiture—A Dissenting Holder who fails to comply with subsection (8) has no right to make a claim under this section.

(10)   Endorsing certificate—A corporation or its transfer agent shall endorse on any share certificate received under subsection (8) a notice that the holder is a Dissenting Holder under this section and shall forthwith return the share certificates to the Dissenting Holder.

(11)   Suspension of rights—On sending a notice under subsection (7), a Dissenting Holder ceases to have any rights as a shareholder other than to be paid the fair value of their shares as determined under this section except where

(a)         the shareholder withdraws that notice before the corporation makes an offer under subsection (12),

(b)         the corporation fails to make an offer in accordance with subsection (12) and the shareholder withdraws the notice, or

(c)         the directors revoke a resolution to amend the articles under subsection 173(2) or 174(5), terminate an amalgamation agreement under subsection 183(6) or an application for continuance under subsection 188(6), or abandon a sale, lease or exchange under subsection 189(9), in which case the shareholder’s rights are reinstated as of the date the notice was sent.

(12)   Offer to pay—A corporation shall, not later than seven days after the later of the day on which the action approved by the resolution is effective or the day the corporation received the notice referred to in subsection (7), send to each Dissenting Holder who has sent such notice

(a)         a written offer to pay for their shares in an amount considered by the directors of the corporation to be the fair value, accompanied by a statement showing how the fair value was determined; or

(b)         if subsection (26) applies, a notification that it is unable lawfully to pay Dissenting Holders for their shares.

(13)   Same terms—Every offer made under subsection (12) for shares of the same class or series shall be on the same terms.

(14)   Payment—Subject to subsection (26), a corporation shall pay for the shares of a Dissenting Holder within ten days after an offer made under subsection (12) has been accepted, but any such offer lapses if the corporation does not receive an acceptance thereof within thirty days after the offer has been made.

(15)   Corporation may apply to court—Where a corporation fails to make an offer under subsection (12), or if a Dissenting Holder fails to accept an offer, the corporation may, within fifty days after the action approved by the resolution is effective or within such further period as a court may allow, apply to a court to fix a fair value for the shares of any Dissenting Holder.

(16)   Shareholder application to court—If a corporation fails to apply to a court under subsection (15), a Dissenting Holder may apply to a court for the same purpose within a further period of twenty days or within such further period as a court may allow.

(17)   Venue—An application under subsection (15) or (16) shall be made to a court having jurisdiction in the place where the corporation has its registered office or in the province where the Dissenting Holder resides if the corporation carries on business in that province.

(18)   No security for costs—A Dissenting Holder is not required to give security for costs in an application made under subsection (15) or (16).

(19)   Parties—On an application to a court under subsection (15) or (16),

(a)         all Dissenting Holders whose shares have not been purchased by the corporation shall be joined as parties and are bound by the decision of the court; and

(b)         the corporation shall notify each affected Dissenting Holder of the date, place and consequences of the application and of their right to appear and be heard in person or by counsel.

(20)   Powers of court—On an application to a court under subsection (15) or (16), the court may determine whether any other person is a Dissenting Holder who should be joined as a party, and the court shall then fix a fair value for the shares of all Dissenting Holders.

(21)   Appraisers—A court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the shares of the Dissenting Holders.

(22)   Final order—The final order of a court shall be rendered against the corporation in favour of each Dissenting Holder and for the amount of his shares as fixed by the court.

(23)   Interest—A court may in its discretion allow a reasonable rate of interest on the amount payable to each Dissenting Holder from the date the action approved by the resolution is effective until the date of payment.

(24)   Notice that subsection (26) applies—If subsection (26) applies, the corporation shall, within ten days after the pronouncement of an order under subsection (22), notify each Dissenting Holder that it is unable lawfully to pay Dissenting Holders for their shares.

(25)   Effect where subsection (26) applies—If subsection (26) applies, a Dissenting Holder, by written notice delivered to the corporation within thirty days after receiving a notice under subsection (24), may (a) withdraw their notice of dissent, in which case the corporation is deemed to consent to the withdrawal and the shareholder is reinstated to their full rights as a shareholder, or (b) retain a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.

(26)   Limitation—A corporation shall not make a payment to a Dissenting Holder under this section if there are reasonable grounds for believing that (a) the corporation is or would after the payment be unable to pay its liabilities as they become due; or (b) the realizable value of the corporation’s assets would thereby be less than the aggregate of its liabilities.

ANNEX G

DRAFT—SUBJECT TO COURT APPROVAL

Court File No.

ONTARIO

SUPERIOR COURT OF JUSTICE

(COMMERCIAL LIST)

THE HONOURABLE	)	• , THE •
)
JUSTICE	)	DAY OF • , 2007
)

IN THE MATTER OF AN APPLICATION UNDER SECTION 192 OF THE CANADA BUSINESS CORPORATIONS ACT, R.S.C. 1985, c. C-44, AS AMENDED, AND RULES 14.05(2) AND 14.05(3) OF THE RULES OF CIVIL PROCEDURE

AND IN THE MATTER OF A PROPOSED PLAN OF ARRANGEMENT OF IPSCO INC.

IPSCO INC.

Applicant

ORDER

THIS MOTION made by the Applicant, IPSCO Inc. (“IPSCO”), pursuant to section 192(4) of the Canada Business Corporations Act, R.S.C. 1985, c. C-44, as amended (the “CBCA”), for an interim order (the “Interim Order”) for advice and directions in connection with the within application (the “Application”), was heard this day at 330 University Avenue, Toronto, Ontario.

ON READING the Notice of Application, Notice of Motion and the Affidavit of • , sworn • , 2007 (the “• Affidavit”), and the exhibits thereto, and on hearing the submissions of counsel for IPSCO and counsel for SSAB Canada Inc. (“Acquisition Sub”), and on being advised of the letter of non-appearance delivered by the Director appointed under the CBCA (the “Director”),

Definitions

1.                 THIS COURT ORDERS that all capitalized terms not otherwise defined in this Interim Order shall have the meanings ascribed thereto in the draft proxy statement/management information circular (the “Circular”) attached as Exhibit “A” to the  • Affidavit.

The Meeting

2.                 THIS COURT ORDERS that IPSCO shall be permitted to call, hold and conduct the special meeting (the “Meeting”) of the holders (the “Shareholders”) of common shares of IPSCO (the “Common Shares”), at which Shareholders will be asked to, among other things, consider and, if deemed advisable, pass, with or without variation, the Arrangement Resolution, a copy of which is attached as Annex A to the draft Circular, to, among other things, authorize, adopt and approve the Arrangement and Plan of Arrangement.

3.                 THIS COURT ORDERS that the Meeting shall be called, held and conducted in accordance with the notice of the Meeting forming part of the Circular (the “Notice”), the CBCA, the articles and by-laws of IPSCO (including the quorum requirements thereof) and the terms of this Interim Order and any further Order of this Honourable Court.

4.                 THIS COURT ORDERS that the only persons entitled to attend or speak at the Meeting shall be:

(a)          the Shareholders or their respective proxy holders;

(b)         the officers, directors, auditors and advisors of IPSCO;

(c)          representatives and advisors of Acquisition Sub;

(d)         the Director; and

(e)          other persons who may receive the permission of the Chair of the Meeting.

Amendments to the Arrangement and Plan of Arrangement

5.                 THIS COURT ORDERS that IPSCO is authorized, subject to the terms of the Arrangement Agreement and without additional notice to the Shareholders, to make such amendments, revisions and/or supplements to the Arrangement and to the Plan of Arrangement as it may determine, and the Arrangement and the Plan of Arrangement, as so amended, revised and/or supplemented, shall be the Arrangement and the Plan of Arrangement to be submitted to the Shareholders at the Meeting and shall be the subject of the Arrangement Resolution.

Adjournments and Postponements

6.                 THIS COURT ORDERS that IPSCO, if it deems advisable and subject to the terms of the Arrangement Agreement, is specifically authorized to adjourn or postpone the Meeting on one or more occasions, without the necessity of first convening the Meeting or first obtaining any vote of Shareholders respecting the adjournment or postponement. Notice of any such adjournment or postponement shall be given by such method as IPSCO may determine is appropriate in the circumstances. This provision shall not limit the authority of the chairperson of the Meeting in respect of adjournments.

Record Date for Notice

7.                 THIS COURT ORDERS that the record date (the “Record Date”) for determining Shareholders entitled to receive the Notice, the Circular (including the form of proxy for use by such Shareholders) shall be the close of business on •, 2007.

Notice of the Meeting

8.                 THIS COURT ORDERS that IPSCO shall give notice of the Meeting, substantially in the form of the Notice, subject to IPSCO’s ability to change dates and other relevant information in the final form of Notice. The Notice shall be mailed or delivered in accordance with paragraph 11 of this Interim Order. Failure or omission to give notice in accordance with paragraph 11 of this Interim Order, as a result of mistake or of events beyond the control of IPSCO, shall not constitute a breach of this Interim Order or a defect in the calling of the Meeting and shall not invalidate any resolution passed or proceedings taken at the Meeting, but if any such failure or omission is brought to the attention of IPSCO, then IPSCO shall use its best efforts to rectify it by the method and in the time most reasonably practicable in the circumstances.

Solicitation of Proxies

9.                 THIS COURT ORDERS that IPSCO is authorized to use proxies at the Meeting, substantially in the form accompanying the Circular, subject to IPSCO’s ability to insert dates and other relevant information in the final form of proxy. IPSCO and Acquisition Sub are authorized, at their expense, to solicit proxies, directly and through their officers, directors and employees, and through such agents or representatives as they may retain for that purpose, and by mail or such other forms of personal or electronic communication as they may determine. IPSCO may waive, in its discretion, the time limits for the deposit of proxies by Shareholders if IPSCO deems it advisable to do so.

10.          THIS COURT ORDERS that Shareholders shall be entitled to revoke their proxies in accordance with section 148(4) of the CBCA (except as the procedures of that section are varied by this paragraph and the Plan of Arrangement) provided that any instruments in writing delivered pursuant to s.148(4)(a)(i) of the CBCA: (a) may be deposited at the registered office of IPSCO or with the authorized agent of IPSCO as set out in the Circular; and (b) any such instruments must be received by IPSCO not later than • on the business day immediately preceding the Meeting (or any adjournment or postponement thereof).

Method of Distribution of Meeting Materials and Court Materials

11.          THIS COURT ORDERS that IPSCO is hereby authorized to distribute the Notice of Application, this Interim Order, the Notice, the Circular, the form of proxy, the letter of transmittal and any other communications or documents determined by IPSCO to be necessary or desirable (collectively, the “Meeting Materials”), as follows:

(a)          to registered holders of Common Shares (“Registered Shareholders”), to the directors of IPSCO, to the auditor of IPSCO, and to the Director, respectively, by mailing same by pre-paid ordinary mail (or, alternatively, by delivery, in person, by courier or inter-office mail), not later than twenty-one (21) days prior to the date established for the Meeting in the Notice. Distribution to such persons shall be to their addresses as they appear on the books and records of IPSCO as of the Record Date (•, 2007), or such later date as IPSCO may determine in accordance with the CBCA; and

(b)         to non-registered Shareholders by IPSCO, by providing multiple copies of the Meeting Materials to intermediaries and registered nominees in a timely manner, in accordance with National Instrument No. 54-101 of the Canadian Securities Administrators.

12.          THIS COURT ORDERS that IPSCO is hereby authorized to distribute the Notice of Application, this Interim Order, the Circular, and any other communications or documents determined by IPSCO to be necessary or desirable (collectively, the “Court Materials”) to the holders of IPSCO options, performance units, deferred share units, and deferred share equivalents, by mailing same by pre-paid ordinary mail (or, alternatively, by delivery, in person, by courier or inter-office mail), concurrently with the distribution described in paragraph 11 of this Interim Order. Distribution to such persons shall be to their addresses as they appear on the books and records of IPSCO as of the Record Date. The holders of such options, performance units, deferred share units, and deferred share equivalents are hereby made parties to this proceeding.

13.          THIS COURT ORDERS that IPSCO is hereby authorized to make such amendments, revisions or supplements to the Meeting Materials and Court Materials, as IPSCO may determine in accordance with the terms of the Arrangement Agreement (“Additional Information”), and that notice of such Additional Information may be communicated to Shareholders and holders of IPSCO options, performance units, deferred share units, and deferred share equivalents by press release, newspaper advertisement or one of the methods by which the Meeting Materials and Court Materials will be distributed (e.g. by direct mailing or through intermediaries).

Deemed Receipt of Notice

14.          THIS COURT ORDERS that the Meeting Materials and Court Materials shall be deemed for the purposes of this Interim Order to have been received,

(a)          in the case of mailing, three (3) days after delivery thereof to the post office; and

(b)         in the case of delivery in person, upon receipt thereof at the intended recipient’s address, or, in the case of delivery by courier or by inter-office mail, one (1) Business Day after receipt by the courier or inter-office system.

15.          THIS COURT ORDERS that distribution of the Meeting Materials and Court Materials pursuant to paragraphs 11 and 12 of this Interim Order shall constitute good and sufficient service and notice thereof upon all such persons of the Meeting and the within Application. Further, no other form of service of the Meeting Materials or the Court Materials or any portion thereof need be made, or notice given or other material served in respect of these proceedings and/or the Meeting to the persons described in paragraphs 11 and 12 of this Interim Order or to any other persons.

16.          THIS COURT ORDERS that a failure or omission to distribute the Meeting Materials and Court Materials in accordance with paragraphs 11 and 12 of this Interim Order as a result of mistake or of events beyond the control of IPSCO shall not constitute a breach of this Interim Order and shall not invalidate any resolution passed or proceedings taken at the Meeting, but if any such failure or omission is brought to the attention of IPSCO, then IPSCO shall use its best efforts to rectify it by the method and in the time most reasonably practicable in the circumstances.

Voting

17.          THIS COURT ORDERS that the only persons entitled to vote in person or by proxy on the Arrangement Resolution shall be the Shareholders as at the close of business on the Record Date.

18.          THIS COURT ORDERS that, subject to further Order of this Honourable Court, the Arrangement Resolution must be passed at the Meeting by the affirmative vote of at least 66 2/3% of the votes cast in respect of the Arrangement Resolution by the Shareholders present in person or represented by proxy at the Meeting. Such vote shall be sufficient to authorize and direct IPSCO to do all such acts and things as may be necessary or desirable to give effect to the Arrangement and the Plan of Arrangement on a basis consistent with what is provided for in the Circular without the necessity of any further approval by the Shareholders, subject only to final approval of the Arrangement by this Honourable Court.

19.          THIS COURT ORDERS that in respect of the vote on the Arrangement Resolution, each Shareholder is entitled to one vote for each Share held. Illegible votes, spoiled votes, defective votes and abstentions shall be deemed not to be votes cast. Proxies that are properly signed and dated but which do not contain voting instructions shall be voted in favour of the Arrangement Resolution.

20.          THIS COURT ORDERS that in respect of matters properly brought before the Meeting pertaining to items of business affecting IPSCO (other than in respect of the Arrangement Resolution), each Shareholder is entitled to one vote for each Share held. Illegible votes, spoiled votes, defective votes and abstentions shall be deemed not to be votes cast.

Dissent Rights

21.          THIS COURT ORDERS that each Registered Shareholder shall be entitled to exercise Dissent Rights in connection with the Arrangement Resolution in accordance with section 190 of the CBCA (except as the procedures of that section are varied by this Interim Order and the Plan of Arrangement) provided that, notwithstanding subsection 190(5) of the CBCA, any Registered Shareholder who wishes to dissent must, as a condition precedent thereto, provide written objection to the Arrangement Resolution to IPSCO in the form required by section 190 of the CBCA and the Arrangement Agreement, which written objection must be received by IPSCO not later than 5:00 p.m. (Toronto time) on the last business day immediately preceding the Meeting (or any adjournment or postponement thereof), and must otherwise strictly comply with the requirements of the CBCA. For purposes of these proceedings, the “court” referred to in section 190 of the CBCA means this Honourable Court.

22.          THIS COURT ORDERS that, notwithstanding section 190(3) of the CBCA, Acquisition Sub, not IPSCO, shall be required to offer to pay fair value, as of the day prior to approval of the Arrangement Resolution, for Common Shares held by Registered Shareholders who duly exercise dissent rights, and to pay the amount to which such Registered Shareholders may be entitled pursuant to the terms of the Arrangement Agreement. In accordance with the Plan of Arrangement and the Circular, all references to the “corporation” in subsections 190(3) and 190(11) to 190(26), inclusive, of the CBCA (except for the second reference to the “corporation” in subsection 190(12) and the two references to the “corporation” in subsection 190(17)) shall be deemed to refer to “Acquisition Sub” in place of the “corporation”, and Acquisition Sub shall have all of the rights, duties and obligations of the “corporation” under subsections 190(11) to 190(26), inclusive, of the CBCA.

23.          THIS COURT ORDERS that Registered Shareholders who duly exercise such Dissent Rights set out in paragraph 21 above and who:

(a)          are ultimately entitled to be paid fair value for their Common Shares, shall be deemed to have transferred such Common Shares as of the Effective Time, without any further act or formality and free and clear of all liens, claims and encumbrances, to Acquisition Sub for cancellation in consideration for a payment of cash from Acquisition Sub equal to such fair value; or

(b)         are ultimately not to be entitled, for any reason, to be paid fair value for their Common Shares, shall be deemed to have participated in the Arrangement as of the Effective Time, on the same basis as a non-dissenting holder of Common Shares;

but in no case shall IPSCO, Acquisition Sub or any other person or entity be required to recognize such dissenting shareholders as holders of Common Shares after the Effective Time, and the names of such dissenting shareholders shall be deleted from the registers of the holders of Common Shares at the Effective Time.

Hearing of Application for Approval of the Arrangement

24.          THIS COURT ORDERS that, upon the passing of the Arrangement Resolution pursuant to the provisions of paragraph 18 hereof, IPSCO shall be permitted to apply to this Honourable Court for final approval of the Arrangement pursuant to the within Notice of Application.

25.          THIS COURT ORDERS that the only persons entitled to appear and be heard at the hearing of the within Application shall be:

(a)          IPSCO;

(b)         Acquisition Sub;

(c)          the Director; and

(d)         any person who has filed a Notice of Appearance herein in accordance with the provisions of the Notice of Application, this Interim Order and the Rules of Civil Procedure.

26.          THIS COURT ORDERS that any Notice of Appearance served in response to the Notice of Application shall be served on counsel for IPSCO at the following address: Osler, Hoskin & Harcourt LLP, Box 50, 1 First Canadian Place, Suite 6100, Toronto, Ontario, M5X 1B8, Attention: Mark Gelowitz / Laura Fric / Craig Lockwood, with a copy to counsel for Acquisition Sub at the following address: Bennett Jones LLP, I First Canadian Place, Suite 3400, Box 130, Toronto, Ontario, M5X 1A4, Attention: Robert Staley / Derek Bell.

27.          THIS COURT ORDERS that in the event the within Application for final approval does not proceed on the date set forth in the Notice of Application, and is adjourned, only those persons who served and filed a Notice of Appearance in accordance with paragraphs 25 and 26 shall be entitled to be given notice of the adjourned date.

28.          THIS COURT ORDERS that any materials to be filed by IPSCO in support of the within Application for final approval of the Arrangement may be filed up to one day prior to the hearing of the Application without further order of this Honourable Court.

Precedence

29.          THIS COURT ORDERS that, to the extent of any inconsistency or discrepancy between this Interim Order and the terms of any instrument creating, governing or collateral to the Common Shares, IPSCO options, performance units, deferred share units, or deferred share equivalents, or the articles or by-laws of IPSCO, this Interim Order shall govern.

Extra-Territorial Assistance

30.          THIS COURT seeks and requests the aid and recognition of any court or any judicial, regulatory or administrative body in any Province of Canada and any judicial, regulatory or administrative tribunal or other court constituted pursuant to the Parliament of Canada or the legislature of any province and any court or any judicial, regulatory or administrative body of the United States to act in aid of and to assist this Court in carrying out the terms of this Interim Order.

Variance

31.          THIS COURT ORDERS that IPSCO shall be entitled to seek leave to vary this order upon such terms and upon the giving of such notice as this Honourable Court may direct.

ANNEX H

DRAFT—SUBJECT TO COURT APPROVAL

Court File No.

ONTARIO

SUPERIOR COURT OF JUSTICE

(COMMERCIAL LIST)

IN THE MATTER OF AN APPLICATION UNDER SECTION 192 OF THE CANADA BUSINESS CORPORATIONS ACT, R.S.C. 1985, c. C-44, AS AMENDED, AND RULES 14.05(2) AND 14.05(3) OF THE RULES OF CIVIL PROCEDURE

AND IN THE MATTER OF A PROPOSED PLAN OF ARRANGEMENT OF IPSCO INC.

IPSCO INC.

Applicant

NOTICE OF APPLICATION

TO THE RESPONDENTS:

A LEGAL PROCEEDING HAS BEEN COMMENCED by the Applicant. The claim made by the applicant appears on the following page.

THIS APPLICATION will come on for a hearing before a Judge presiding over the Commercial List on • , 2007, at 10:00 a.m., or as soon after that time as the application may be heard, at 330 University Avenue, Toronto, Ontario.

IF YOU WISH TO OPPOSE THIS APPLICATION,   to receive notice of any step in the application or to be served with any documents in the application, you or an Ontario lawyer acting for you must forthwith prepare a notice of appearance in Form 38A prescribed by the Rules of Civil Procedure, serve it on the applicant’s lawyer or, where the applicant does not have a lawyer, serve it on the applicant, and file it, with proof of service, in this court office, and you or your lawyer must appear at the hearing.

IF YOU WISH TO PRESENT AFFIDAVIT OR OTHER DOCUMENTARY EVIDENCE TO THE COURT OR TO EXAMINE OR CROSS-EXAMINE WITNESSES ON THE APPLICATION, you or your lawyer must, in addition to serving your notice of appearance, serve a copy of the evidence on the applicant’s lawyer or, where the applicant does not have a lawyer, serve it on the applicant, and file it, with proof of service, in the court office where the application is to be heard as soon as possible, but not later than 2 p.m. on the day before the hearing.

IF YOU FAIL TO APPEAR AT THE HEARING, JUDGMENT MAY BE GIVEN IN YOUR ABSENCE AND WITHOUT FURTHER NOTICE TO YOU. IF YOU WISH TO OPPOSE THIS APPLICATION BUT ARE UNABLE TO PAY LEGAL FEES, LEGAL AID MAY BE AVAILABLE TO YOU BY CONTACTING A LOCAL LEGAL AID OFFICE.

Date	• , 2007	Issued by
Local registrar
330 University Avenue 7th Floor Toronto, Ontario

TO:	ALL HOLDERS OF COMMON SHARES OF IPSCO INC.
AND TO:	ALL HOLDERS OF OPTIONS OF IPSCO INC.
AND TO:	ALL HOLDERS OF PERFORMANCE UNITS OF IPSCO INC.
AND TO:	ALL HOLDERS OF DEFERRED SHARE UNITS OF IPSCO INC.
AND TO:	ALL HOLDERS OF DEFERRED SHARE EQUIVALENTS OF IPSCO INC.
AND TO:	ALL DIRECTORS OF IPSCO INC.
AND TO:	ERNST & YOUNG LLP
Ernst & Young Tower
222 Bay Street
Toronto, ON
M5K 1J7
Auditors for IPSCO Inc.
AND TO:	THE DIRECTOR
Compliance & Policy Directorate
Corporations Canada, Industry Canada
9th Floor, Jean Edmonds Tower South
365 Laurier Avenue West
Ottawa, Ontario, K1A 0C8
AND TO:	BENNETT JONES LLP
One First Canadian Place
Suite 3400, P.O. Box 130
Toronto, ON M5X 1A4
Robert W. Staley (LSUC No. 27115J)
(416) 777-4857
(416) 863-1716 (fax)
staleyr@bennettjones.ca
Derek J. Bell (LSUC No. 43420J)
(416) 777-4638
(416) 863-1716 (fax)
belld@bennettjones.ca
Solicitors for SSAB Svenskt Stål AB and
SSAB Canada Inc.

APPLICATION

1.                 THE APPLICANT MAKES AN APPLICATION FOR:

a)               an interim order for advice and directions pursuant to section 192(4) of the Canada Business Corporations Act, R.S.C. 1985, c. C-44, as amended (the “CBCA”) with respect to a proposed arrangement (the “Arrangement”) of IPSCO Inc. (“IPSCO”), concerning the acquisition by SSAB Canada Inc. of all of the common shares of IPSCO and the cancellation of IPSCO’s options, performance units, deferred share equivalents and deferred share units, and the termination of all agreements related thereto;

b)              an order approving the Arrangement pursuant to sections 192(3) and 192(4) of the CBCA;

c)               an order abridging the time for service for this application, if necessary; and

d)              such further and other relief as this Honourable Court may deem just.

2.                 THE GROUNDS FOR THE APPLICATION ARE:

a)               IPSCO is a corporation continued under the laws of Canada and governed by the CBCA, with its common shares listed and traded on the Toronto Stock Exchange and the New York Stock Exchange;

b)              all statutory requirements under the CBCA have been fulfilled or will be fulfilled by the date of the return of this Application;

c)               IPSCO is not insolvent;

d)              it is not practicable for IPSCO to effect fundamental changes in the nature of the Arrangement under any other provision of the CBCA;

e)               the Arrangement is in the best interests of IPSCO, and is put forward in good faith;

f)                 the Arrangement is procedurally and substantively fair and reasonable to the parties affected;

g)               the directions set out, and shareholder approvals required pursuant to, any interim order this Court may grant have been followed and obtained, or will be followed and obtained, by the date of the return of this Application;

h)              all of the holders of common shares of IPSCO are necessary or proper parties to this Application and certain of those holders are resident outside of Ontario and will be served at their addresses as they appear on the books and records of IPSCO as at •, 2007, pursuant to Rules 17.02(n) and 17.02(o) of the Rules of Civil Procedure and the terms of any interim Order for advice and directions granted by this Honourable Court;

i)                 section 192 of the CBCA;

j)                  National Instrument No. 54-101 of the Canadian Securities Administrators;

k)              Rules 14.05(2), 14.05(3) and 38 of the Rules of Civil Procedure; and

l)                 such further and other grounds as counsel may advise and this Honourable Court may permit.

3.                 THE FOLLOWING DOCUMENTARY EVIDENCE WILL BE USED AT THE HEARING OF THE APPLICATION:

a)               an Affidavit of •, to be sworn on behalf of IPSCO, with exhibits thereto, outlining the basis for the within application and for an interim Order for advice and directions;

b)              a further Affidavit(s), to be sworn on behalf of IPSCO, with exhibits thereto, including an Affidavit outlining the basis for the final order approving the Arrangement, and reporting as to compliance with any interim order and the results of any meeting conducted pursuant to such interim order; and

c)               such further and other material as counsel may advise and this Honourable Court may permit.

•, 2007	OSLER, HOSKIN & HARCOURT LLP
Barristers & Solicitors
Box 50, 1 First Canadian Place
Toronto, Canada M5X 1B8
Mark A. Gelowitz (LSCU#: 31857J)
Laura K. Fric (LSUC #: 36545Q)
Craig T. Lockwood (LSUC#: 46668M)
Tel: (416) 362-2111
Fax: (416) 862-6666
Solicitors for the Applicant,
IPSCO Inc.

IN THE MATTER OF AN APPLICATION UNDER SECTION 192 OF THE CANADA BUSINESS CORPORATIONS ACT, R.S.C. 1985, c. C-44, AS AMENDED, AND RULES 14.05(2) AND 14.05(3) OF THE RULES OF CIVIL PROCEDURE

AND IN THE MATTER OF A PROPOSED PLAN OF ARRANGEMENT OF IPSCO INC.

IPSCO INC.

Applicant

Court File No:
Ontario SUPERIOR COURT OF JUSTICE (COMMERCIAL LIST) Proceeding commenced at Toronto
NOTICE OF APPLICATION

OSLER, HOSKIN & HARCOURT LLP
Barristers & Solicitors
Box 50, 1 First Canadian Place
Toronto, Canada M5X 1B8

Mark A. Gelowitz (LSCU#: 31857J)
Laura K. Fric (LSUC #: 36545Q)
Craig T. Lockwood (LSUC#: 46668M)

Tel: (416) 362-2111
Fax: (416) 862-6666

Solicitors for the Applicant,
IPSCO Inc.

F. 1098595

9th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

000001
SAM SAMPLE 123 SAMPLES STREET SAMPLETOWN SS X9X X9X	Security Class	COMMON
Holder Account Number
	C9999999999	I ND

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Fold

P R E L I M I N A R Y  D R A F T  Form of Proxy – Special Meeting to be held on [•]

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1.

Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.

If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3.	This proxy should be signed in the exact manner as the name appears on the proxy.
4.	If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5.

The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted in favor of the resolutions.

6.

The securities represented by this proxy will be voted or withheld from voting in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.	This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting.
8.	This proxy should be read in conjunction with the accompanying documentation provided by Management.

Proxies submitted must be received by [•], [•] Time, on [•].

-------

Fold

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

•	Call the number listed BELOW from a touch tone telephone.	•	Go to the following web site: www.investorvote.com
1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER, HOLDER ACCOUNT NUMBER and ACCESS NUMBER listed below.

CONTROL NUMBER 014146	HOLDER ACCOUNT NUMBER C9999999999	ACCESS NUMBER 99999

IPSQ_PRX_28206/000001/000001/i

È	SAM SAMPLE	C9999999999	È

		IND	C01

Appointment of Proxyholder

I/We, being holder(s) of IPSCO INC. hereby appoint:BURTON JOYCE, the
Chairman of the Board, or failing him, DAVID SUTHERLAND, the President and Chief
Executive Officer, or failing him, LESLIE LEDERER, Vice President, General Counsel and Corporate Secretary

	OR	Enter the name of the person you are appointing if this person is someone other than the foregoing.

as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, in favor of the resolutions) and as the proxyholder sees fit on all other matters that may properly come before the Special Meeting of IPSCO INC.to be held at [•] on [•] at [•] and at any adjournment thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Arrangement Resolution	For	Against

Approval of a special resolution, (the “Arrangement Resolution”) in the form attached as Annex A to the accompanying Proxy Statement/Management Information Circular, to approve an arrangement under section 192 of the Canada Business Corporations Act involving IPSCO Inc., its shareholders and other securityholders, SSAB Svenskt Stål AB (“SSAB”) and SSAB Canada Inc. (“Acquisition Sub”), a subsidiary of SSAB, involving, among other things, the acquisition by Acquisition Sub of all of the outstanding common shares of IPSCO Inc. for US$160.00 in cash for each common share.

	☐	☐	——— Fold

2. Adjournment of Special Meeting	For	Against

Approval of the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to pass on the Arrangement Resolution.

	☐	☐

To transact all such matters or business as may properly come before the meeting or any adjournment thereof.

——— Fold

Authorized Signature(s) - This section must be completed for your instructions to be executed.	Signature(s)	Date

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

MM/DD/YY

¾	9 9 9 9 9	6 0 2 8 2 0	1 P R	A R 0	I P S Q	È

LETTER OF TRANSMITTAL

WITH RESPECT TO THE COMMON SHARES OF

IPSCO Inc.

This Letter of Transmittal is for use by registered holders (“Shareholders”) of common shares (the “Common Shares”) of IPSCO Inc. (“IPSCO”) in connection with the proposed statutory arrangement pursuant to section 192 of the Canada Business Corporations Act (the “Arrangement”) involving IPSCO and SSAB Canada Inc. (“Acquisition Sub”), a subsidiary of SSAB Svenskt Stål AB (“SSAB”), that is being submitted for approval at the special meeting of Shareholders to be held on [•], 2007 (the “Meeting”). Shareholders are referred to the Notice of Special Meeting and Proxy Statement/Management Information Circular dated [•], 2007 (the “Proxy Statement/Circular”) that accompanies this Letter of Transmittal. Capitalized terms used but not defined in this Letter of Transmittal that are defined in the Proxy Statement/Circular have the meanings set out in the Proxy Statement/Circular. All currency amounts are in U.S. dollars unless otherwise stated.

THE ARRANGEMENT IS ANTICIPATED TO CLOSE ON OR ABOUT [•], 2007. AT THE EFFECTIVE TIME OF THE ARRANGEMENT (THE “EFFECTIVE TIME”), SHAREHOLDERS (OTHER THAN DISSENTING HOLDERS) WILL BE ENTITLED TO RECEIVE, IN EXCHANGE FOR EACH COMMON SHARE, $160.00 IN CASH, WITHOUT INTEREST AND LESS ANY APPLICABLE WITHHOLDING TAXES.

Deliver to: Computershare Trust Company of Canada
(the “Depositary”)

By Regular Mail:	For Information:	By Registered Mail, Hand or Courier:
P.O. Box 7021, 31 Adelaide St. E.	Telephone: (800) 564-6253	9th Floor, 100 University Avenue
Toronto, Ontario		Toronto, Ontario
M5C 3H2	E-mail:	M5J 2Y1
Attention: Corporate Actions	corporateactions@computershare.com	Attention: Corporate Actions

Any questions and requests for assistance may be directed by Shareholders to the Depositary at the telephone number, e-mail and locations set out above or to their respective broker or financial advisor.

DEPOSIT

The undersigned hereby deposits with the Depositary for transfer upon the Arrangement becoming effective the enclosed certificate(s) representing Common Shares, details of which are as follows: (Please print or type).

Name and Address of Registered Holder	Certificate Number(s)	Number of Common Shares Represented by Each Certificate

NOTE:   If your certificates have been lost, stolen or destroyed, contact the Depositary at (800) 564-6253. See Instruction 7.

NOTE:   If the space provided is insufficient, details may be listed on a separate schedule to this Letter of Transmittal.

In order for Shareholders to receive payment for their Common Shares, Shareholders are required to deposit the certificates representing the Common Shares held by them with the Depositary. This Letter of Transmittal, properly completed and duly executed, together with all other required documents, must accompany all certificates for Common Shares deposited for payment pursuant to the Arrangement.

Please read the Proxy Statement/Circular and the instructions set out below carefully before completing this Letter of Transmittal. Delivery of this Letter of Transmittal to an address other than as set forth herein will not constitute a valid delivery. If Common Shares are registered in different names, a separate Letter of Transmittal must be submitted for each different registered owner. See Instruction 2.

It is understood that, upon receipt of this Letter of Transmittal and of the certificate(s) representing the Common Shares deposited herewith (the “Deposited Shares”) and following the Effective Time of the Arrangement, the Depositary will promptly mail by first-class insured mail, postage prepaid, to the undersigned a check issued by the Depositary representing the amount of cash the undersigned is entitled to receive, less applicable withholdings, or hold such check for pick-up in accordance with the instructions set out below, and the certificate(s) representing the Deposited Shares shall forthwith be cancelled.

The undersigned holder of Common Shares covenants, represents and warrants in favor of Acquisition Sub that: (i) the undersigned is the registered holder of the Deposited Shares; (ii) such shares are owned by the undersigned free and clear of all mortgages, liens, charges, encumbrances, security interests and adverse claims; (iii) the undersigned has full power and authority to execute and deliver this Letter of Transmittal and to deposit, sell, assign, transfer and deliver the Deposited Shares and that, when the acquisition consideration is paid, none of Acquisition Sub, SSAB, IPSCO or any successor thereto will be subject to any adverse claim in respect of such Deposited Shares; (iv) the Deposited Shares have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any such Deposited Shares, to any other person; (v) the surrender of the Deposited Shares complies with applicable laws; (vi) all information inserted by the undersigned into this Letter of Transmittal is accurate; and (vii) unless the undersigned shall have revoked this Letter of Transmittal by notice in writing given to the Depositary by no later than [•] on the business day preceding the date of the Meeting or, if the Meeting is adjourned or postponed, no later than [•] on the business day preceding the date of the reconvened Meeting, the undersigned will not, prior to such time, transfer or permit to be transferred any of such Deposited Shares. These covenants, representations and warranties shall survive the completion of the Arrangement.

Except for any proxy deposited with respect to the vote on the Arrangement Resolution in connection with the Meeting, the undersigned revokes any and all authority, other than as granted in this Letter of Transmittal, whether as agent, attorney-in-fact, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Shares and no subsequent authority, whether as agent, attorney-in-fact, proxy or otherwise, will be granted with respect to the Deposited Shares.

The undersigned hereby acknowledges that the delivery of the Deposited Shares shall be effected and the risk of loss and title to such Deposited Shares shall pass only upon proper receipt thereof by the Depositary. The undersigned will, upon request, execute any signature guarantees or additional documents deemed by the Depositary to be reasonably necessary or desirable to complete the transfer of the Deposited Shares.

The undersigned surrenders to Acquisition Sub, effective at the Effective Time, all right, title and interest in and to the Deposited Shares and irrevocably appoints and constitutes each officer of Acquisition Sub lawful attorney of the undersigned, with full power of substitution to deliver the certificates representing the Deposited Shares pursuant to the Arrangement and to effect the transfer of the Deposited Shares on the books of IPSCO.

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Each authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The authority herein conferred, coupled with an interest, is not intended to be a continuing power of attorney within the meaning of and governed by the Substitute Decisions Act (Ontario), or any similar power of attorney under equivalent legislation in any of the provinces or territories of Canada (a “CPOA”). The execution of this Letter of Transmittal shall not terminate any such CPOA granted by the undersigned previously and shall not be terminated by the execution by the undersigned in the future of the CPOA, and the undersigned hereby agrees not to take any action in the future that results in the termination of the authority herein conferred.

The undersigned instructs the Depositary to mail the check representing payment for the Deposited Shares, less applicable withholdings, promptly after the Effective Time, by first-class insured mail, postage prepaid, to the undersigned, or to hold such check for pick-up, in accordance with the instructions given below.

If the Arrangement is not completed or proceeded with, the enclosed certificate(s) and all other ancillary documents will be returned forthwith to the undersigned at the address set out below in Box D or, failing such address being specified, to the undersigned at the last address of the undersigned as it appears on the securities register of IPSCO.

It is understood that the undersigned will not receive payment in respect of the Deposited Shares until the certificate(s) representing the Deposited Shares, if applicable, owned by the undersigned are received by the Depositary at the address set forth above, together with such additional documents as the Depositary may require, and until the same are processed for payment by the Depositary. It is further understood that no interest will accrue on the purchase price payable in respect of the Deposited Shares in connection with the Arrangement, regardless of any delay in making such payment. The undersigned further represents and warrants that the payment of the purchase price in respect of the Deposited Shares, less any applicable withholdings, will completely discharge any obligations of Acquisition Sub, IPSCO and the Depositary with respect to the matters contemplated by this Letter of Transmittal.

By reason of the use of the undersigned of an English language form of Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Arrangement as entered into through this Letter of Transmittal, as well as any documents related thereto, be drawn exclusively in the English language. En raison de l’utilisation d’une version anglaise de la présente lettre d’envoi, le soussingé, ce dernier et les destinataires sont réputés avoir demandé que tout contrat attesté par l’arrangement, telle qu’il est accepté au moyen de cette lettre d’envoi, de méme que tous les documents qui s’y rapportant, soient rédigés exclusivement en anglais.

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PLEASE COMPLETE EITHER BOX A OR BOX B. SEE INSTRUCTION 5 BELOW.

BOX A PAYMENT AND DELIVERY INSTRUCTIONS ☐	BOX B PICK-UP INSTRUCTIONS ☐
ISSUE A CHECK in the name of the undersigned and SEND THE CHECK to the following address:	HOLD CHECK FOR PICK-UP AT THE OFFICE OF THE DEPOSITARY AT COMPUTERSHARE TRUST COMPANY OF CANADA
(Please Print or Type)	9th Floor, 100 University Avenue, Toronto, Ontario, Canada M5J 2Y1

(Name)

BOX C

TO BE COMPLETED BY ALL

SHAREHOLDERS BY SELECTING ONE
BOX BELOW.

Indicate whether you are a resident of Canada for tax purposes.

☐     The owner signing below represents that it is a resident of Canada for tax purposes;

OR

☐     The owner signing below represents that it is not a resident of Canada for tax purposes.

(Street Address and Number)

(City and Province or State)

(County and Postal or Zip Code)

(Telephone—Business Hours)

(Tax Identification, Social Insurance or Social Security Number)

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BOX D DELIVERY INSTRUCTIONS (in the event that the Arrangement is not completed)
TO BE COMPLETED BY ALL SHAREHOLDERS BY SELECTING ONE BOX BELOW. SEE INSTRUCTION 8 BELOW.
☐ Return certificate(s) to the address from which certificate(s) were mailed.
☐ Mail certificate(s) to (please fill in address or mailing):

OR
☐ Hold certificate(s) for pick-up at the office of the Depositary listed in Box B.

BOX E TO BE COMPLETED BY ALL SHAREHOLDERS BY SELECTING ONE BOX BELOW.
Indicate whether you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder.
☐ The owner signing below represents that it is not a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder;
OR
☐ The owner signing below represents that it is a U.S. Shareholder or is acting on behalf of a U.S. Shareholder;

A U.S. Shareholder is any Shareholder that is either (A) providing an address in Box ”A” that is located within the United States or any territory or possession thereof or (B) a U.S. person for United States federal income tax purposes.

If you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder, then in order to avoid backup withholding you must complete the Substitute Form W-9 included below or otherwise provide certification that you are exempt from backup withholding, as provided in the instructions. If you require an IRS Form W-8, please contact the Depositary. You can find more information on page 12 (see Instruction 9, “Important Tax Information for U.S. Shareholders”).

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BOX F TO BE COMPLETED BY ALL SHAREHOLDERS
Signature guaranteed by	Date:	, 2007
(if required under Instruction 3):

Signature of Shareholder or Authorized
Representative— See Instruction 4
Authorized Signature of Guarantor
Name of Shareholder
Name of Guarantor (please print or type)	(please print or type)

Address of Guarantor (please print or type)	Taxpayer Identification, Social Insurance or Social
Security Number (“SSN”) of Shareholder
(please print or type)

Name of Authorized Representative, if applicable (please print or type)

Daytime telephone number of Shareholder or Authorized Representative

Daytime facsimile number of Shareholder or Authorized Representative

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IF YOU ARE A U.S. PERSON, PLEASE COMPLETE THE SUBSTITUTE FORM W-9 BELOW
TO PROVIDE YOUR TAX IDENTIFICATION NUMBER AND A CERTIFICATION
AS TO YOUR EXEMPTION FROM BACKUP WITHHOLDING

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service

Part I—Taxpayer Identification Number—For all accounts enter your taxpayer identification number (“TIN”) on the appropriate line at right (For most individuals, this is your SSN). If you do not have a TIN, or for further instructions, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (“Guidelines”). Certify by signing and dating below.

SSN (If awaiting TIN, write “Applied For”)

OR

Employer Identification Number (If awaiting TIN, write “Applied For”)
Payor’s Request for Taxpayer Identification Number (“TIN”) and	Part II—For Payees exempt from backup withholding, check the Exempt box below. See the enclosed Guidelines.
Certification	Exempt ☐

Name (as shown on your income tax return):
Business Name (if different from above):

Please check appropriate box ☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other
Address:
City:	State:	Zip Code:

Part III—Certification—Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien)

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines).

Signature:	Date:	, 2007

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
WROTE “APPLIED FOR” IN PART I OF THIS SUBSTITUTE FORM W-9

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all payments made to me before I provide a properly certified taxpayer identification number will be subject to backup withholding tax of 28% of the gross proceeds.

Signature:	Date:	, 2007

Note:

Failure to properly complete and return this Substitute Form W-9 may subject you to backup withholding tax of 28% of the gross proceeds on any payments made to you in exchange for your Common Shares. Failure to furnish your correct TIN may result in a US$50 penalty imposed by the IRS for each such failure, unless such failure is due to reasonable cause and not willful neglect. Please review the enclosed Guidelines for additional details.

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GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Specific Instructions

All “Section” references are to the Internal Revenue Code of 1986, as amended, unless otherwise specified.

Name.   If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first and circle the name of the person or entity whose number you enter in Part I of the Substitute Form W-9.

Sole proprietor.   Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC).   If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line. Check the appropriate box for your filing status (sole proprietor, corporation, etc.), then check the box for “Other” and enter “LLC” in the space provided.

Caution:  A disregarded domestic entity that has a foreign owner must use the appropriate IRS Form W-8.

Other entities.   Enter your business name as shown on required U.S. federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note.   You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt From Backup Withholding

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the “Exempt” box in Part II of the Substitute Form W-9, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations generally are exempt from backup withholding.

Note.   If you are exempt from backup withholding, you should complete and return the Substitute Form W-9 as described above to avoid possible erroneous backup withholding.

Exempt payees.   Backup withholding is not required on any payments made to the following payees:

1.                An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2.                The United States or any of its agencies or instrumentalities,

3.                A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4.                A foreign government or any of its political subdivisions, agencies, or instrumentalities,

5.                An international organization or any of its agencies or instrumentalities.

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Other payees that may be exempt from backup withholding include:

6.                A corporation,

7.                A foreign central bank of issue,

8.                A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9.                A futures commission merchant registered with the Commodity Futures Trading Commission,

10.       A real estate investment trust,

11.       An entity registered at all times during the tax year under the Investment Company Act of 1940,

12.       A common trust fund operated by a bank under section 584(a),

13.       A financial institution,

14.       A middleman known in the investment community as a nominee or custodian, and

15.       A trust exempt from tax under section 664 or described in section 4947.

Part I—Taxpayer Identification Number (TIN)
Enter your TIN on the appropriate line.

If you are a resident alien and you do not have and are not eligible to get an social security number, your TIN is your IRS individual taxpayer identification number (“ITIN”). Enter it on the SSN line. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an employee identification number (“EIN”), you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-owner LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) above), and are owned by an individual, enter the owner’s SSN (or EIN, if the owner has one). If the owner of a disregarded LLC is a corporation, partnership, etc., enter the owner’s EIN.

Note:  See the chart on the next page for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.socialsecurity.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Related Topics. You may get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS’s Internet Web Site at www.irs.gov.

If you do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note:   Writing “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

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Part III—Certification

To certify to the withholding agent that you are a U.S. person, or resident alien, sign the Substitute Form W-9.

For a joint account, only the person whose TIN is shown in Part I should sign (when required).

Privacy Act Notice

Section 6109 requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividend, and certain other payments to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal non-tax criminal laws or to federal law enforcement or intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer generally are subject to backup withholding tax of 28% of the gross proceeds. Certain penalties may also apply.

What Name and Number To Give the Requestor

For this type of account:	Give name and SSN of:	For this type of account:	Give name and EIN of:
1. Individual	The individual	1. A valid trust, estate, or pension trust	Legal entity(4)
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	2. Corporate or LLC electing corporate status on Form 8832	The corporation
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	3. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)	4. Partnership (including a multi-member LLC treated as a partnership)	The partnership
b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	5. A broker or registered nominee	The broker or nominee
5. Sole proprietorship or single-owner LLC	The owner(3)	6. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

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(1)          List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2)          Circle the minor’s name and furnish the minor’s SSN.

(3)          If you are an individual, you must show your individual name, but you may also enter your business or “DBA” name on the business name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the IRS encourages you to use your SSN.

(4)          List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) NOTE: If no name is circled and more than one name is listed, the numbers will be considered to be those of the first name listed.

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INSTRUCTIONS

1.   Use of Letter of Transmittal

(a)          In order to permit the timely receipt of the cash proceeds payable in connection with the Arrangement, it is recommended that this Letter of Transmittal (or manually signed facsimile thereof) together with accompanying certificate(s) representing Common Shares be received by the Depositary at the office specified on the last page of this Letter of Transmittal before [●] on [●], 2007 or, in the case of any adjournment or postponement of the Meeting, no later than [●] on the business day before the reconvened Meeting. Do not send the certificates or this Letter of Transmittal to IPSCO or Acquisition Sub.

(b)         The method used to deliver this Letter of Transmittal and any accompanying certificates representing Common Shares is at the option and risk of the holder surrendering them, and delivery will be deemed effective only when such documents are actually received. IPSCO recommends that the necessary documentation be hand delivered to the Depositary at the address specified above, and a receipt obtained therefor; otherwise the use of registered mail with return receipt requested, and with proper insurance obtained, is recommended. Shareholders whose Common Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee should contact that nominee for assistance in delivering those Common Shares.

2.   Signatures

This Letter of Transmittal must be completed, dated and signed by the holder of Common Shares or by such holder’s duly authorized representative (in accordance with Instruction 4).

(a)          If this Letter of Transmittal is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such transmitted certificate(s) are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(b)         If this Letter of Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s), or if the payment is to be issued to a person other than the registered owners:

(i)             such deposited certificate(s) must be endorsed or be accompanied by appropriate share transfer power(s) of attorney properly completed by the registered owner(s); and

(ii)         the signature(s) on such endorsement or power(s) of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 3.

(c)          If any of the surrendered Common Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Common Shares.

3.   Guarantee of Signatures

No signature guarantee is required on this Letter of Transmittal if this Letter of Transmittal is signed by the registered holder(s) of Common Shares surrendered herewith and payment is requested to be sent to the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Common Shares or if payment is to be sent to a person other than the registered owner(s) of the Common Shares, such signature must be guaranteed by an Eligible Institution, or in some other

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manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

An “Eligible Institution” means a Canadian Schedule I chartered bank, a member of the Securities Transfer Agents Medallion Program (“STAMP”), a member of the Stock Exchanges Medallion Program (“SEMP”) or a member of the New York Stock Exchange Inc. Medallion Signature Program (“MSP”).

4.   Fiduciaries, Representatives and Authorizations

Where this Letter of Transmittal is executed by a person as an executor, administrator, trustee or guardian, on behalf of a corporation, partnership or association or by any other person acting in a representative capacity, such person should so indicate when signing and this Letter of Transmittal must be accompanied by satisfactory evidence of authority to act. Any of IPSCO, Acquisition Sub or the Depositary, at its discretion, may require additional evidence of authority or additional documentation.

5.   Payment and Delivery Instructions

In all cases, to facilitate receipt of a check for the Common Shares or the certificate(s) in respect of the Common Shares (if the Arrangement is not completed), either Box “A” or Box “B” should be completed and Box “D” entitled “Delivery Instructions” should be completed. If those boxes are not completed, the check for the Common Shares or the certificate(s) in respect of the Common Shares (if the Arrangement is not completed) will be mailed to the depositing Shareholder at the address of the Shareholder as it appears on the securities register of IPSCO.

6.   Miscellaneous

(a)          If the space on this Letter of Transmittal is insufficient to list all certificates for Common Shares, additional certificate numbers and numbers of shares may be included on a separate signed list affixed to this Letter of Transmittal.

(b)         If Common Shares are registered in different forms (e.g. “John Doe” and “J. Doe”), a separate Letter of Transmittal should be signed for each different registration.

(c)          No alternative, conditional or contingent deposits of Common Shares will be accepted.

(d)         Additional copies of this Letter of Transmittal may be obtained from the Depositary at the office specified on the last page of this Letter of Transmittal. The Letter of Transmittal is also available at www.sec.gov and www.sedar.com.

(e)          It is strongly recommended that, prior to completing this Letter of Transmittal, the undersigned read the accompanying Proxy Statement/Circular.

(f)            IPSCO and Acquisition Sub reserve the right, if either so elects in its absolute discretion, to instruct the Depositary to waive any defect or irregularity contained in any Letter of Transmittal received by it.

(g)          This Letter of Transmittal will be construed in accordance with and governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein.

7.   Lost, Stolen or Destroyed Certificates

If a certificate representing Common Shares has been lost, stolen or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded, together with an explanation of the relevant circumstances, to the Depositary. The Depositary and/or the registrar and transfer agent for the Common Shares will respond with the replacement requirements in order for you to receive your

13

entitlement, which may include a requirement to provide an affidavit and such other requirements as the Depositary may determine in its sole discretion, including a bond and indemnification against any claim that may be made against Acquisition Sub with respect to the certificate alleged to have been lost, stolen or destroyed.

8.   Return of Certificates

If the Arrangement does not proceed for any reason, any certificate(s) for Common Shares received by the Depositary will be returned to you forthwith in accordance with your delivery instructions in Box “D”. If no instructions are provided in Box “D”, the certificate(s) for Common Shares will be returned to the address from which they were mailed to the Depositary.

9.   Important Tax Information for U.S. Shareholders

To prevent backup withholding, each U.S. person (as defined below), or person acting on behalf of a U.S. person, must furnish a correct U.S. TIN by properly completing the Substitute Form W-9 as described more fully below.

If the Substitute Form W-9 is not applicable to a Shareholder because such holder is not a U.S. person for U.S. federal income tax purposes but provided a mailing address in the United States, such holder will instead need to submit an appropriate and properly completed IRS Form W-8 Certificate of Foreign Status, signed under penalty of perjury. An appropriate IRS Form W-8 (W-8BEN, W-8EXP, W-8ECI or substitute form) may be obtained from the Depositary.

You are a U.S. person if you are, for U.S. federal income tax purposes, a citizen or a resident of the United States (including a U.S. resident alien), a corporation or partnership (or other entity treated as a corporation or partnership for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any state or the District of Columbia, an estate whose income is subject to U.S. federal income tax regardless of its source, or a trust if a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust (or certain electing trusts).

Each Shareholder of Common Shares is urged to consult his, her or its own tax advisor to determine whether such holder is required to furnish a Substitute Form W-9, an applicable IRS Form W-8, or is otherwise exempt from backup withholding and information reporting.

Each U.S. person is required to provide the Depositary with a correct TIN and with certain other information on a Substitute Form W-9, which is attached above, and to certify that the TIN provided is correct (or that such U.S. person is awaiting a TIN) and that (a) the U.S. person has not been notified by the Internal Revenue Service that the U.S. person is subject to backup withholding as a result of a failure to report all interest or dividends or (b) the Internal Revenue Service has notified the U.S. person that the U.S. person is no longer subject to backup withholding.

Exempt holders (including, among others, all corporations) are not subject to backup withholding requirements. To prevent possible erroneous backup withholding, an exempt holder that is a U.S. person must enter its correct TIN in Part I on Substitute Form W-9, check the “Exempt” box in Part II of such form, and sign and date the form. See the Guidelines.

If Common Shares are held in more than one name or are not in the name of the actual owner, consult the Guidelines for information on which TIN to report.

If a U.S. person does not have a TIN, such holder should: (i) consult the Guidelines for instructions on applying for a TIN; (ii) write “Applied For” in the space for the TIN in Part I of the Substitute Form W-9;

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and (iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set out in this document.

In such case, the Depositary may withhold 28% of the gross proceeds of any payment made to such holder prior to the time a properly certified TIN is provided to the Depositary, and, if the Depositary is not provided with a TIN within sixty (60) days, such amounts will be paid over to the Internal Revenue Service.

Failure to provide the required information on the Substitute Form W-9 may subject the U.S. person to a US$50 penalty imposed by the Internal Revenue Service and backup withholding of a portion of any payment made to such U.S. person in exchange for Common Shares. More serious penalties may be imposed for providing false information which, if willfully done, may result in fines and/or imprisonment.

A SHAREHOLDER WHO FAILS TO PROPERLY COMPLETE THE SUBSTITUTE FORM W-9 SET OUT IN THIS LETTER OF TRANSMITTAL OR, IF APPLICABLE, THE APPROPRIATE IRS FORM W-8 MAY BE SUBJECT TO BACKUP WITHHOLDING OF 28% OF THE GROSS PROCEEDS OF ANY PAYMENTS MADE TO SUCH HOLDER PURSUANT TO THE ARRANGEMENT. BACKUP WITHHOLDING IS NOT AN ADDITIONAL TAX. RATHER, THE TAX LIABILITY OF PERSONS SUBJECT TO BACKUP WITHHOLDING WILL BE REDUCED BY THE AMOUNT OF TAX WITHHELD. IF WITHHOLDING RESULTS IN AN OVERPAYMENT OF TAXES, A REFUND MAY BE OBTAINED BY TIMELY FILING A CLAIM FOR REFUND WITH THE INTERNAL REVENUE SERVICE. THE DEPOSITARY CANNOT REFUND AMOUNTS WITHHELD BY REASON OF BACKUP WITHHOLDING.

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The Depositary is:

OFFICES OF THE DEPOSITARY

Computershare Trust Company of Canada

By Regular Mail:

P.O. Box 7021
31 Adelaide Street East
Toronto, Ontario
M5C 3H2
Attention: Corporate Actions

By Registered Mail, Hand or Courier:

9th Floor, 100 University Avenue,
Toronto, Ontario
M5J 2Y1
Attention: Corporate Actions

Telephone:
(800) 564-6253

E-Mail:
corporateactions@computershare.com

Any questions and requests for assistance may be directed by Shareholders to the Depositary at the telephone number and locations set out above.

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